PIMCO Funds  Shareholder Update
and Semi-Annual Report


This Update is published twice a year to provide PIMCO Funds shareholders with general market commentary and fund information. It also includes the financial report for the PIMCO Funds Multi-Manager Series.

                            [ARTWORK APPEARS HERE]

If investment jargon has you confused, take a quick course in "Street Talk." Class is in session on page 2.


December 31, 1998
Multi-Manager Series
Share Classes

A  B  C

Equity Income
Value
Renaissance
Tax-Efficient Equity
Capital Appreciation
Value 25
Growth
Mid-Cap Growth
Target
Small-Cap Value
Opportunity
International Developed
International
Emerging Markets
Innovation
Precious Metals
Balanced


Page 2 Today's Investor
Wall Street 101--A quick course in Street Talk

Page 4 Market Review

Page 5 Manager Spotlight
PIMCO Innovation Fund's Dennis McKechnie

Page 6 Meet Our New Managers
Ken Corba & Mike Gaffney

Page 7 In The News
Recent News on PIMCO Funds

Page 8 Service Update
What's New @ www.pimcofunds.com

Page 10 Overview: Comprehensive Fund Family

Page 11 PIMCO Funds Multi-Manager Series
Semi-Annual Report


                                                                   P  I  M  C  O
                                                                   -------------
                                                                           Funds

Today's
Investor

Wall Street 101--A quick course in Street Talk

[ARTWORK APPEARS HERE]

Are you puzzling over P/Es? Having trouble telling a small-cap from a pillbox hat? Take heart. You're in good company. Today, millions of Americans are learning the language of Wall Street. That's because more and more of us are investing in the market. In the past ten years, we've doubled the percentage of our assets we invest in stocks. In fact, stocks now represent a greater share of our personal wealth than our homes do. And mutual funds have overtaken banks as our investment medium of choice.

So, to give you a leg up on some of the basic jargon, we've put together this short overview. It's intended to give you a better understanding of what's happening on Wall Street and in your investment portfolio.

The Bulls Versus the Bears

Despite some bumps in the road, for the past eight years the stock market has posted one of the all-time great "bull runs". A bull run is just another way of saying bull market, which typically refers to a prolonged period of rising stock, bond or commodity prices. A bear market is just the opposite. Many bears view 1998's sharp and frequent fluctuations (i.e., volatility) as the early stages of a down market. Bulls, on the other hand, see these dizzying bursts of volatility as mere blips in the course of a continuing upward trend.

A New Economy?

1998 was the fourth consecutive year the overall stock market gained over 20%. This unprecedented performance has led some observers to speculate about a new paradigm, or a new set of rules governing the market. You'll also hear Wall Street bulls and Silicon Valley pundits talking about a new economy. That's a term they use to describe the way globalization and information technologies are changing the way the economy works. Governments around the world are stepping back and allowing the free market to drive their economies. The spirit of enterprise is widespread, and new technological innovations have made it possible for businesses to do more at lower cost and in less time.

The Pros and Cons of Globalization

Many large American companies have expanded their overseas operations in recent years, partly in response to a new, friendlier international business climate. In fact, many of these multinationals now earn more of their profits abroad than at home. In many ways, this globalization has been a boon to the American market and to the individual investor.

Percent of Foreign Sales
Many companies derive a large portion of their sales from foreign countries.

                           [BAR CHART APPEARS HERE]

Coca-Cola         64%
McDonalds         49%
General Electric  42%
Nike              40%

Based on non-U.S. sales, 1997.
Source: Company annual reports.

However, globalization is a double-edged sword. These new rewards have brought new risks. When companies are heavily invested in overseas markets, and thus reliant on foreign earnings, they are more vulnerable to international crises such as those that occurred in recent years. So even though you may not be investing directly in international stocks or mutual funds, your investments may not be immune to international turmoil. In fact, the Asian crisis that began in 1997 and the collapse of the Russian economy in 1998 are two threats to the ongoing health of the bull market.

                           [LINE GRAPH APPEARS HERE]

Short-Term Market Gyrations Were the Norm Last Year
The bulls and the bears could each make a case for their views given the market's volatility in 1998

                          STANDARD & POOR'S 500 INDEX

 1/2   975.04    5/1   1121.00    9/4    973.89
 1/9   927.69    5/8   1108.14   9/11   1009.06
1/16   961.51   5/15   1108.73   9/18   1020.09
1/23   957.59   5/22   1110.47   9/25   1044.75
1/30   980.28   5/29   1090.82

                                 10/2   1002.60
 2/6  1012.46    6/5   1113.86   10/9    984.39
2/13  1020.09   6/12   1098.84  10/16   1056.42
2/20  1034.21   6/19   1100.65  10/23   1070.67
2/27  1049.34   6/26   1133.20  10/30   1098.67

 3/6  1055.69    7/3   1146.42   11/6   1141.01
3/13  1068.61   7/10   1164.33  11/13   1125.72
3/20  1099.16   7/17   1186.75  11/20   1163.55
3/27  1095.44   7/24   1140.80  11/27   1192.29
                7/31   1120.67

 4/3  1122.70                    12/4   1176.74
4/10  1110.67    8/7   1089.45  12/11   1166.46
4/17  1122.72   8/14   1062.75  12/18   1188.03
4/24  1107.90   8/21   1081.18  12/25   1226.27
                8/28   1027.14

The Ongoing Appeal of Blue Chips

A common strategy to manage risk during times of instability is to focus on higher quality investments. In the case of equities, quality means "blue chips", a term, which derives from the most expensive (blue) chips, used in poker. Most blue-chip stocks are household names, like IBM, Coca-Cola, Gillette and Walt Disney. They have long records of profit, growth and solid reputations for the high standard of their management, products and services. Their relatively high stock prices are often justified by their unique combination of growth and stability. The largest capitalized stocks are known collectively as "The Nifty Fifty."

Disappearing Dividends

Blue-chip stocks have had a long-standing reputation for paying dividends, the portion of a company's net profits it pays to its shareholders. But increasingly, blue chip and many other companies are reinvesting their earnings in their own businesses to pay for expansion, research and marketing. A dividend certainly can no longer be taken as a measure of a company's success, as it once was. For example, thriving companies like Microsoft, Cisco, and Oracle do not pay them.

The Valuation Game

As an investor, you can determine the value of a stock in a number of ways. One of the most commonly used is a stock's "price/earnings (P/E) ratio", also known as its multiple. Because a stock is essentially a claim on a company's future profits, it's important to know how much you're paying for each dollar of that profit. The P/E will give you the answer. And it's obtained by dividing the price of a stock by its earnings per share. Here's an example:


         How to Calculate P/E
         (Stockprice / Earnings per share)
         Stock price                 $40
         Earnings per share         / $2
         -------------------------------
         =  P/E ratio:                20


While P/Es are fairly straight forward, it's important to know what's being used as the "earnings per share" figure. P/Es may be based on earnings for the most recent four quarters (i.e. trailing P/Es) or on a forecast of next year's earnings (i.e. forward P/Es). The Wall Street Journal's stock quotations, for example, list trailing P/Es. In the past, stocks with high P/Es (over 20) tended to belong to young, dynamic companies. Low P/E stocks were associated with older, more mature companies. But in these days of soaring stock prices, many blue-chip stocks have sported record-high P/Es. As of December 31, 1998, well-established companies like Gillette and Coca-Cola had P/Es over 40.

Net Stocks--How High is Up?

The truth is, no one really knows how to value "Net" (Internet) stocks, like Yahoo! and Amazon.com. As their prices have soared up, up, and away, they've left the old rules of valuation behind in the dust. Despite sky-high stock prices, many Internet companies have yet to make a dime of profit, making P/E ratios virtually meaningless. As a result, many analysts have turned to price/sales (P/S) ratios and price/cash-flow (P/CF) ratios in an attempt to measure what these companies actually earn each year.

Diversification--the Real Name of the Game

One last thing to keep in mind--your best protection against all the market's ups and downs is to maintain a well-balanced portfolio. That means working with your financial advisor to ensure that you have the right mix of stock, bond and money market funds. That's called asset allocation, and some experts believe it is the single most important factor in determining the long-term success of your portfolio, even more important than the specific investments you choose.

A truly diversified portfolio includes funds with different investment styles (growth, value, etc.). That way, it can be more resilient as economic conditions change. You may also want to consider funds that specialize in different geographic regions or different business sectors. Your choices all depend on your individual investment goals and risk tolerance. And, always remember, your financial advisor can help you determine what's right for you.


America Online's Stock Increased over 400% in 1998

High growth prospects led to sky-high return for many Internet companies.

                           [LINE GRAPH APPEARS HERE]

          AMERICAN ONLINE'S STOCK PRICE RANGE FROM 12/31/97-12/31-98

 1/2     22 13/32    5/1     41 3/4    9/4         43
 1/9     21 11/32    5/8   45  1/16   9/11     47 1/2
1/16       23 1/4   5/15   42 15/32   9/18   48 15/16
1/23     23 13/16   5/22   42  5/16   9/25     57 3/8
1/30     23 29/32   5/29   41 21/32

                                      10/2   53 19/32
 2/6       24 5/8    6/5     41 5/8   10/9   46  5/32
2/13      28 9/16   6/12    43 9/16  10/16         51
2/20     29 55/64   6/19    48 3/16  10/23   57 15/32
2/27     30 11/32   6/26     53 7/8  10/30   63 11/16

 3/6       30 3/8    7/3    55 5/32   11/6         70
3/13     31 29/32   7/10     56 1/4  11/13         70
3/20       31 1/4   7/17         64  11/20     84 7/8
3/27       34 1/2   7/24   59 19/32  11/27     94 7/8
                    7/31   58  9/16

 4/3       37 1/4    8/7   55 15/16   12/4         88
4/10       36 3/4   8/14     53 1/8  12/11    91 9/16
4/17     36 25/32   8/21    55 1/16  12/18    104 1/4
4/24       37 1/4   8/28     48 1/8  12/25    136 5/8

Returns from America Online from 12/31/97- 12/31/98. Past performance is no guarantee of future results.

Market
Review

Stock Market
Another Strong Year for Stocks

The stock market realized a strong performance in 1998 despite a mid-year downturn.

                           [LINE GRAPH APPEARS HERE]

                                    Sheet 3


                                S & P 500 INDEX

 1/2      975.04       5/1        1121.00       9/4         973.89
 1/9      927.69       5/8        1108.14      9/11        1009.06
1/16      961.51      5/15        1108.73      9/18        1020.09
1/23      957.59      5/22        1110.47      9/25        1044.75
1/30      980.28      5/29        1090.82

                                               10/2        1002.60
 2/6     1012.46       6/5        1113.86      10/9         984.39
2/13     1020.09      6/12        1098.84     10/16        1056.42
2/20     1034.21      6/19        1100.65     10/23        1070.67
2/27     1049.34      6/26        1133.20     10/30        1098.67

 3/6     1055.69       7/3        1146.42      11/6        1141.01
3/13     1068.61      7/10        1164.33     11/13        1125.72
3/20     1099.16      7/17        1186.75     11/20        1163.55
3/27     1095.44      7/24        1140.80     11/27        1192.29
                      7/31        1120.67

 4/3     1122.70                               12/4        1176.74
4/10     1110.67       8/7        1089.45     12/11        1166.46
4/17     1122.72      8/14        1062.75     12/18        1188.03
4/24     1107.90      8/21        1081.18     12/25        1226.27
                      8/28        1027.14

The stock market had more than its share of ups and downs in 1998. However, by the end of the year the overall stock market posted its fourth consecutive 20%+ gain. The year began with a jolt as the market dropped in January but then rebounded quickly. In the second quarter of 1998, a recurring case of the Asian flu dealt a powerful blow to the market, and that mood prevailed through most of the third quarter. Then Alan Greenspan came to the rescue, enacting the first of three interest rate cuts in late September. The market resumed the climb it had begun in the first quarter, albeit more quickly.

Throughout much of the year the market was propelled by technology issues and, more specifically, Internet stocks. Despite concerns about overvaluation, Internet stocks continued their meteoric ascent, dumbfounding Wall Street pundits. And the rally spread to computers, as Year 2000-motivated PC purchases and better inventory management boosted this industry in the fourth quarter, lifting semiconductor and semiconductor-related stocks as well.

A few areas in the equity markets saw disappointing returns this year. Energy stocks suffered from the low price of oil. Small-caps under-performed as investors continued their flight to quality, seeking blue-chip names instead of smaller, relatively unknown companies. Also, though Europe was boosted by the inception of the European Monetary Union, most other international regions did poorly. Devaluations, high interest rates, and failing economies dragged many Asian and Latin American countries' markets down.

Looking ahead, we remain cautiously optimistic about the stock market. We believe there is a strong possibility of an earnings slowdown in the coming year, which could temper the market but not push it into negative territory. Stock selection will be of utmost importance, and we believe that many good opportunities still exist.


Bond Market
Good Times for Bonds

Bond prices have risen in the past year, as interest rates have fallen.

                           [LINE GRAPH APPEARS HERE]

                                   TREASURY


                         30 - YEAR U.S. TREASURY RATES

 1/2       5.839       5/1          5.934       9/4         5.289
 1/9       5.729       5/8          5.978      9/11         5.230
1/16       5.810      5/15          5.973      9/18         5.148
1/23       5.971      5/22          5.901      9/25         5.110
1/30       5.801      5/29          5.803

                                               10/2         4.841
 2/6       5.921       6/5          5.788      10/9         5.116
2/13       5.850      6/12          5.663     10/16         4.979
2/20       5.872      6/19          5.670     10/23         5.179
2/27       5.924      6/26          5.633     10/30         5.158

 3/6       6.020       7/3          5.600      11/6         5.388
3/13       5.894      7/10          5.626     11/13         5.251
3/20       5.886      7/17          5.747     11/20         5.219
3/27       5.959      7/24          5.687     11/27         5.160
                      7/31          5.714

 4/3       5.795                               12/4         5.041
4/10       5.882       8/7          5.632     12/11         5.025
4/17       5.877      8/14          5.541     12/18         4.999
4/24       5.946      8/21          5.434     12/25         5.217
                      8/28          5.339

Six months ago in our annual report to shareholders we predicted the yield on long-term U.S. Treasury bonds could range from 4 to 6%, with the 5% "handle" containing most of the movement. This was evident in the past two quarters, as late in the third quarter yields fell to below 5% for the first time since 1967. Yields remained around 5% through the end of the year.

The Treasury market benefited from continued global turmoil. The economic problems that began in Asia and spread to Russia this past summer, have more recently affected Latin America, particularly Brazil. Unsuccessful action by the International Monetary Fund further unsettled investor confidence. This global uncertainty contributed to a massive flight to quality, as investors around the world sought relative safety in U.S. Treasuries.

Although the municipal bond market did not benefit from the global flight to quality, the sector is currently experiencing a resurgence, with some non-taxable yields actually higher than Treasuries. While Treasuries prospered, some other sectors of the fixed income market missed out on the rally. For example, investment grade corporate bonds along with high yield bonds were hurt by fears that global problems would affect U.S. corporate earnings and growth.

Going forward, we expect to see more countries acting to defend their currencies, either by raising interest rates or tightening control of capital. In either case, we believe financial uncertainties around the world may increase, ultimately causing the U.S. economy to slow from its accelerated pace. We expect the Federal Reserve may again cut interest rates in the second half of 1999, reducing the Fed Funds rate to the 4-4.5% range. And if inflation remains in its current low range, the real rate of returns on bonds should be historically high, making this a relatively attractive opportunity for bond investors.

Manager
Spotlight


PIMCO Innovation Fund
Dennis McKechnie


By all measures, the high-tech PIMCO Innovation Fund has been an excellent performer. In 1998 it posted a 79% return. And since its inception in 1994 it has posted a 36.6% annual return, versus 26.1% from the Lipper Science & Technology Fund Average. To learn more about Innovation we spoke with Fund manager Dennis McKechnie.


Q: Technology as a whole had a great year in 1998, led by the Internet industry. Why do you think these stocks were such high-flyers?

[PHOTO APPEARS HERE]

A: I believe Wall Street is coming to appreciate the tremendous growth potential of this medium. The release of the Starr report over the Internet and the exponential increase in holiday shopping via the Web were two important drivers. And we are seeing a lot of companies increasing their Internet advertising budgets, which is an indicator of the growing power of the Internet.

Q: Can you give us an example of a winning Internet holding?

A: America Online was one of our best performers. The company has consistently beaten Wall Street expectations in key factors such as subscriber growth, advertising traffic and electronic commerce revenues. And AOL has added new growth aspects to its story through acquisitions of companies such as Mirabilis and Netscape, which bring it additional exposure to informal chat services and corporate Internet users.

Q: What is your outlook for Internet stocks going forward?

A: We have been very successful in buying the Internet group, with initial purchases of key holdings 15-30 months ago. We're working hard to ensure that we are equally successful in paring the group and/or individual names if the time comes. We're looking at all Internet stocks with a discriminating eye, since there certainly is concern about overvaluation.

Q: How about an example of a non-Internet success?

A: Nokia contributed meaningfully to the Fund's performance, driven by greater demand for cellular phones and Nokia's astute product positioning relative to its competition. Cellular phones are experiencing accelerated growth as the new digital technology makes both the phones and the service less expensive. Nokia's products have garnered higher customer satisfaction than phones from Ericsson and Motorola, leading to an increase in demand.

Q: What other technology-related areas have you focused on?

A: We are very optimistic about the personal computer, semiconductor and disk drive areas as a result of recent data as well as anecdotal information. PC manufacturers have been able to overcome the excess inventory and oversupply that had plagued them for much of 1998.

Also, PC demand at the retail level has been very strong. And it's becoming increasingly likely that the Year 2000 problem will drive incremental PC demand for all of 1999, as corporations race to replace their non-compliant systems, rather than attempt to fix them. This bodes well for the semiconductor and other PC-related industries as well.

Q: Despite the Innovation Fund's success, it has been less volatile than other tech funds. How do you achieve this balance?

A: We have a relatively more diversified portfolio than many of our counterparts. In addition to traditional tech firms we also can invest in companies in other industries that use technology in innovative ways to advance their business.

Q: Can you give us an example of a non-traditional tech holding?

A: Sofamor Danek is one of our successes that benefited from the use of technology. The company is a developer of devices used by surgeons to correct spinal disorders. The market for these products is growing more than 30% per year and Sofamor Danek is the industry leader. The company is an attractive investment that garnered attention from a much larger medical technology company, Medtronic, which has made an offer to buy it at a premium.

Q: What's your outlook for technology stocks going forward?

A: Despite the sector's success, we believe there continues to be many long-term investment opportunities. There will undoubtedly be some bumps in the road, so we feel a dollar cost averaging plan is a smart way to approach an investment in the Fund.

The views of Mr. McKechnie are not indicative of the future performance of any PIMCO Fund. Please refer to page to page 27 for more complete performance information on the Innovation Fund.

With a dollar cost averaging plan there is no assurance of making a profit or a guarantee against loss during declining markets. Investors should consider their ability to continue investing during periods of declining markets.

Meet Our New Managers


Ken Corba & Mike Gaffney


In January, PIMCO Advisors L.P. established a new investment division, PIMCO Equity Advisors. Initially, the division will primarily focus on managing growth-oriented equity funds.

[PHOTO OF KEN CORBA APPEARS HERE]

Ken Corba
Portfolio Manager
PIMCO Growth and Target Funds

Located in New York City, the division's Chief Investment Officer is Ken Corba. With over 14 years of investment experience, Mr. Corba has distinguished himself as a superior growth equity manager. Most recently, he was the Chief Investment Officer of Eagle Asset Management--responsible for over $2 billion in assets under management--and portfolio manager of its Heritage Growth Equity Fund.

Prior to joining Eagle, Mr. Corba served as director of the Capital Management Group at Stein Roe & Farnham. This division managed more than $2 billion in assets for individuals, mutual funds and institutional investors. He earned his B.S. and M.B.A. from the University of Michigan, and is a chartered financial analyst.

Heading the small-cap growth management area for PIMCO Equity Advisors will be Michael Gaffney. Mr. Gaffney has 11 years of investment experience, most recently as senior vice president at Alliance Capital. There he managed approximately $1.8 billion in small-cap assets for institutional clients and developed a marketing and management program that helped to increase assets more than tenfold.

[PHOTO OF MIKE GAFFNEY APPEARS HERE]

Mike Gaffney
Portfolio Manager
PIMCO Opportunity Fund

Mr. Gaffney began his investment career at Equitable Capital (which was acquired by Alliance Capital in 1993). He focused on the small-cap markets as an analyst in the media, technology and telecommunications industries for small-capitalization stocks. He earned his B.A. from St. Johns University and an M.B.A. from New York University's Graduate School of Business.

In addition, Dennis McKechnie, co-manager of PIMCO Innovation Fund, has joined the division from PIMCO's Columbus Circle Investors affiliate and will continue to manage the Fund.

Mr. Corba will initially assume responsibility for the PIMCO Growth and Target Funds. Mr. Gaffney will become portfolio manager of our small-cap Opportunity Fund. It's important to note that the investment objectives and "growth" style of these Funds will remain the same.

                  Ken Corba                                            Mike Gaffney
-------------------------------------------------------------------------------------------------------------------
Background     . 14 years of investment experience.         . 11 years of investment experience.
               . Previously Chief Investment Officer        . Previously senior vice president at
               of Eagle Asset Management, overseeing        Alliance Capital, managing more than $1.8
               $2 billion in retail and institutional       billion in small-cap assets.
               assets, including the Heritage Growth        . Earned his BA from St. John's University and
               Equity Fund.                                 an MBA from NYU Graduate School of Business.
               . Earned his BS and MBA from the
               University of Michigan.
               . Chartered Financial Analyst.
-------------------------------------------------------------------------------------------------------------------
PIMCO Funds    Growth Fund                                  Opportunity Fund
Managed        . Objective-Long-term growth                 . Objective-Capital appreciation
(effective     of capital                                   . Style-Growth
3/8/99)        . Style-Growth                               . Primary Portfolio-Stocks of small-cap companies
               . Primary Portfolio-Stocks of larger-        . Assets (12/31/98)-$517 Million
               capitalized companies
               . Assets (12/31/98)-$2.2 billion

               Target Fund
               . Objective-Capital appreciation
               . Style-Growth
               . Primary Portfolio-Stocks of
               mid-cap companies
               . Assets (12/31/98)-$1.1 billion

In The
News


Recent News on PIMCO Funds

The PIMCO Funds and their institutional portfolio managers are regularly featured in the press. Here is a sample of some recent articles:


 . Innovation Fund's High-Tech Success The high-tech PIMCO Innovation Fund was named the Fund of the Year by Mutual Funds magazine. In recent months the Fund has been featured in The Wall Street Journal, Barron's, USA Today and SmartMoney. For additional Fund details turn to page 27.

 . Bill Gross Named Manager of the Year Bill Gross, manager of the PIMCO Total Return, Low Duration, Short-Term and StocksPLUS Funds was named Morningstar's 1998 Fixed Income Manager of the Year. In its presentation of the award, Morningstar said, "Gross has set PIMCO apart by building a fixed income management process that blends discipline and flexibility. The firm's investment committee has moved aggressively to take advantage of declining interest rates, but has also protected shareholders from losses by taking a more defensive position in time to avoid shakier markets."

 . Tempering Risk and Reward Morningstar praised the managers of the PIMCO Capital Appreciation and Mid-Cap Growth Funds for their prudent investment technique. Morningstar said Mid-Cap Growth "tempers the risks of growth investing without sacrificing the rewards" (8/98). Of the Capital Appreciation Fund it pointed out that its "since inception return still outstrips the average large-blend vehicle's by a healthy margin...but the co-managers don't take many chances"(12/98).

 . A High Yield Standout The Wall Street Journal, Barron's Online and Investor's Business Daily all took note of PIMCO High Yield Fund's outstanding record in 1998.

Morningstar Inc., an independent organization, provides investors with information regarding a wide range of investment products. One service offered by Morningstar is assigning star ratings to the mutual funds it tracks. Funds begin to be rated once they have a three-year record. The highest Morningstar rating is five-stars, and the lowest rating is one-star. Following are the PIMCO Fund family's five- and four-star rated Funds as of December 31, 1998.

--------------------------------------------------------------------------------
PIMCO STOCK FUNDS     Overall      3 Year       5 Year      10 Year
--------------------------------------------------------------------------------
Equity Income         ****         4            4           -
StocksPLUS            *****        5            5           -
Capital
 Appreciation         ****         4            4           -
Growth                ****         4            3           4
Mid-Cap Growth        ****         4            3           -
Innovation            ****         4            -           -

--------------------------------------------------------------------------------
PIMCO BOND FUNDS      Overall      3 Year       5 Year      10 Year
--------------------------------------------------------------------------------
Short-Term            *****        5            5           5
Low Duration          *****        5            5           5
Total Return          *****        5            4           5
High Yield            *****        5            5           -
Global Bond II        *****        5            -           -
Foreign Bond          *****        5            5           -


The chart above is based on December 31, 1998 Morningstar ratings. Overall rating is a weighted average of a fund's 3-, 5- and 10-year ratings (when applicable). During the 3-, 5- and 10-year periods there were 2,802, 1,702 and 732 domestic equity funds and 1,488, 987 and 368 taxable bond funds rated, respectively.

Morningstar proprietary ratings reflect historical risk-adjusted performance and are subject to monthly changes. Therefore, past ratings are not a guarantee of future results. Overall ratings are calculated from a fund's 3-, 5- and 10-year (if applicable) average annual total returns in excess of 90-day Treasury bill returns with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day T-bill returns. With the exception of Growth C and Innovation C, ratings are based on institutional class shares. Class A, B and C shares, which were initially offered on 1/17/97, have not yet been rated by Morningstar. Had Class A, B and C shares been in existence for the same time period as the institutional class shares, they may have received different ratings due to Class A, B and C shares' higher expense and sales charges. 5 star ratings are limited to the top 10% of funds in an investment category, the next 22.5% earn 4 stars and the next 35% earn 3 stars. Institutional class shares generally have a $5 million minimum investment. Under special circumstances, institutional shares may be available. Call for details.

Service
Update


New Transfer Agent for PIMCO Funds


At PIMCO Funds, we are always looking for ways to improve the service you receive from us. After careful review, we have selected First Data Investor Services Group, Inc. as the new transfer agent for the PIMCO Funds. The Funds' transfer agent is responsible for maintaining account records and shareholder servicing. First Data has more than 15 years of experience in servicing mutual fund shareholders. We look forward to the many service enhancements that will occur, including:

 . expanded Customer Service Representative hours

 . a simplified 24-hour automated telephone account information system

 . new, redesigned quarterly consolidated account statements*

 . a single account number for all your PIMCO Funds accounts*

 . access to your PIMCO Funds account on our Web site--www.pimcofunds.com* (see "What's New" story below)

 . transaction capability through the PIMCO Funds Web site (expected in 1999).*

Note that changes to statements and account numbers apply to direct accounts only--those accounts where the shareholder presently receives statements directly from PIMCO Funds.

We are excited about the increased level of service that the change to First Data will bring to our shareholders. If you have any questions or comments, you can contact us directly at 1-800-426-0107.

*Applies to direct accounts only.


Preparing for the Year 2000


There has been much written about the potential pitfalls associated with the Year 2000, or Y2K. We would like to take this opportunity to provide you with an update on how PIMCO Funds Distributors is addressing this issue.

The firm is in the process of implementing its Year 2000 preparedness plan. This plan has been reviewed and approved by upper management and the firm's management board. The plan includes awareness, inventory, assessment, implementation, testing and contingency planning. This includes a compliance review of the Y2K preparedness of all our business partners. Based on our review and analysis of the situation, we believe we have allocated necessary staffing and funding for the project.

We are fortunate in that we have relatively new computer systems. Therefore, large portions of our systems are already Year 2000 ready. We expect all our internal systems to be compliant and tested well in advance of the year 2000.

Portfolio Implications

Investment analysts and portfolio managers generally are aware of the potential for losses as a result of Year 2000. Not unlike other risks associated with the purchase of securities, they plan to take Year 2000 risk into account when making investment decisions. The type of evaluation conducted with respect to specific issuers generally will vary depending upon a Fund's investment objectives, policies, strategies, and restrictions, as well as with respect to the nature of specific instruments.

While we do take Year 2000 risk into account, due to the uncertain nature of the Year 2000 problem, there can be no guarantee that clients will not suffer adverse consequences as a result of entering into the Year 2000. If you have any questions regarding our Year 2000 preparedness, please call us at 1-800-426-0107. This is a Year 2000 readiness disclosure.

What's new @ www.pimcofunds.com
Access Your PIMCO Funds Account On-line


If you've visited the PIMCO Funds Web site, you know that we provide "one-stop" access to the most timely and complete information available on all of the PIMCO Funds.

[GRAPHIC OF COMPUTER SCREEN APPEARS HERE]

Once you've received your Personal Identification Number (PIN), you can access your account--simply, securely, whenever you want.

There's always room for improvement, however, and so we are pleased to announce an enhancement to the site that will make it even more useful.

Now, access your account--securely--on-line. Shareholders with direct accounts are now able to access their accounts on-line. A direct account is an account where the shareholder receives statements directly from PIMCO Funds.

To access your account, click on "My PIMCO Funds Account" on the site's Home page. This link brings you to a page where you will enter your PIN (Personal Identification Number) and Social Security number. Your PIMCO Funds Customer Service Representative can provide you with a temporary PIN over the phone. Call 1-800-426-0107, Mon.-Fri., 8:00am-8:00pm ET.

We know how important your privacy is, so we've employed 128-bit encryption--the highest level available on the Internet. If your Web browser does not support this level of encryption, you will get a message indicating your browser needs to be upgraded.* Simply follow the links provided for information on how to download a browser that meets our security requirements.

[GRAPHIC OF COMPUTER SCREEN APPEARS HERE]

View your account balance, check recent transactions and see all your distributions--all on the PIMCO Funds Web site.

Once you gain access to your account, you'll be able to:

 . view your current account balance (both for individual funds and your account total)

 . check recent transactions

 . see cumulative distributions for both the current and previous year (such as dividends and capital gains)

 . change your PIN.

Also, remember the site features "My Portfolio," which enables you to track the market value of your entire investment portfolio--PIMCO Funds as well as other funds, stocks, futures and options holdings.

If you have any comments or questions about the site, please call us today at 1-800-426-0107. Or use the e-mail feature of the site to contact us.

*You may also elect to use the system if your browser supports 40-bit encryption.

The PIMCO Funds Family


PIMCO Funds offers unique access to the investment expertise of PIMCO Advisors L.P. PIMCO manages approximately $244 billion, including assets for 46 of the 100 largest U.S. corporations. The firm's institutional heritage is reflected in the PIMCO Funds, each seeking the highest caliber performance in a specific investment style. To learn more about any of the PIMCO Funds, please call us at 1-800-227-7337.

Fund Name                        Objective                                    Primary Portfolio Composition
----------------------------------------------------------------------------------------------------------------------------------
Stock

Equity Income                    Current income and long-term growth          Stocks of companies with below-average P/Es
                                                                              and above-average dividends
Value                            Long-term growth of capital and income       Stocks of companies with below-average P/Es
Renaissance                      Long-term growth of capital and income       Stocks with below-average valuations
Tax-Efficient Equity             Maximum after-tax growth of capital          Stocks of larger-capitalized companies
StocksPLUS                       Total return exceeding the S&P 500 Index     S&P 500 stock index futures backed by a
                                                                              portfolio of short-term, fixed-income securities
Capital Appreciation             Growth of capital                            Stocks of larger-capitalized companies the
                                                                              manager believes are reasonably priced
Growth                           Long-term growth of capital                  Stocks of larger-capitalized companies
Value 25                         Long-term growth of capital and income       Stocks of medium-capitalized companies with
                                                                              below-average P/Es
Mid-Cap Growth                   Growth of capital                            Stocks of medium-capitalized companies the
                                                                              manager believes are reasonably priced
Target                           Capital appreciation                         Stocks of medium-capitalized companies
----------------------------------------------------------------------------------------------------------------------------------
Aggressive Stock

Small-Cap Value                  Growth of capital and income                 Stocks of smaller-capitalized companies with
                                                                              below-average P/Es
Opportunity                      Capital appreciation                         Stocks of smaller-capitalized companies
----------------------------------------------------------------------------------------------------------------------------------
Specialized Stock

International                    Capital appreciation                         Stocks of non-U.S. companies in developed and
                                                                              emerging markets
Innovation                       Capital appreciation                         Stocks of technology-related companies
Precious Metals                  Capital appreciation                         Stocks of precious metals-related companies
----------------------------------------------------------------------------------------------------------------------------------
Asset Allocation

90/10 Portfolio                  Long-term capital appreciation               90% in PIMCO Stock Funds and 10% in PIMCO Bond Funds
60/40 Portfolio                  Long-term capital appreciation and           60% in PIMCO Stock Funds and 40% in PIMCO Bond Funds
                                 current income
30/70 Portfolio                  Current income, with long-term capital       30% in PIMCO Stock Funds and 70% in PIMCO Bond Funds
                                 appreciation as a secondary objective
----------------------------------------------------------------------------------------------------------------------------------
Stock & Bond

Balanced                         Maximum total return                         Stocks, bonds and money market instruments
----------------------------------------------------------------------------------------------------------------------------------
Longer-Term Bond

Municipal Bond                   High current income exempt from              Investment-grade municipal bonds (3-10 year duration)
                                 federal taxes, preservation of capital
Long-Term U.S. Government        Maximum total return                         Long-term U.S. government bonds (8+ year duration)
----------------------------------------------------------------------------------------------------------------------------------
Intermediate-Term Bond

Real Return Bond                 Maximum total return                         Inflation-adjusted government bonds
Total Return                     Maximum total return                         Intermediate-term, investment-grade bonds (3-6 year
                                                                              duration)
High Yield                       Maximum total return                         High-yield bonds (2-6 year duration)
Global Bond II                   Maximum total return                         Investment-grade U.S. and foreign bonds (3-7 year
                                                                              duration)
Foreign Bond                     Maximum total return                         Investment-grade foreign bonds (3-7 year duration)
Emerging Markets Bond            Maximum total return                         Emerging market bonds (0-8 year duration)
----------------------------------------------------------------------------------------------------------------------------------
Shorter-Term Bond

Short-Term                       Maximum current income consistent with       Money market securities and short-term bonds (up to
                                 preservation of capital and daily liquidity  1 year duration)
Low Duration                     Maximum total return                         Shorter-term, investment-grade bonds (1-3 year
                                                                              duration)
Money Market                     Maximum current income, consistent with      Money market securities (less than or equal to
                                 preservation of capital and daily liquidity  90 days)

 Van Eck Associates serves as a sub-advisor to the Precious Metals Fund and is unaffiliated with PIMCO Advisors L.P.

Multi-Manager
Series


PIMCO Funds Semi-Annual Report


Dear Fellow Shareholder:

Despite a volatile third quarter, stocks rebounded in the fourth quarter, finishing the year with strong positive returns. For the year ended December 31, 1998, the S&P 500 Index returned an impressive 28.6%. However, to a great extent these returns were limited to the large-cap growth and technology sectors, as both value and small-cap stocks continued to underperform the rest of the market.

Market Reaches New Highs While the stock market reached new highs in the fourth quarter, we remain concerned about international problems and their effects on the markets. Investors' anxiety over global economic turmoil in the third quarter was quickly soothed by several interest rate cuts in the fourth quarter. Though these cuts ended the decline that was taking place in the domestic markets, they were unable to have much effect on the troubled economies overseas. And, while central banks have cut interest rates globally, weakness remains in Asia and Russia--and recently spread to Brazil, as well. We do not believe the international conditions are going to be corrected quickly. In addition, we believe we will see a slowing domestic economy in 1999. This could lead to a reduction in corporate profits as well as smaller returns for the year. We are positioning our portfolios with this in mind, hoping to benefit from the upside potential of the market while limiting downside risk.

Meeting our Shareholders' Needs 1998 was an eventful year, not just for the financial markets but for the PIMCO Funds family. The year saw the introduction of the PIMCO Asset Allocation Series, a set of three actively managed mutual funds that invest in a diversified portfolio of PIMCO Funds according to varying stock/bond ratios. In addition, we introduced two other new funds, PIMCO Tax-Efficient Equity Fund and PIMCO Value 25 Fund, as part of PIMCO Funds' efforts to increase the investment options available to shareholders. Finally, the year ended on a high note as PIMCO Innovation Fund was named the 1998 Fund of the Year by Mutual Funds magazine and Bill Gross was named 1998 Fixed-Income Manager of the Year by Morningstar.

As always, we appreciate the trust you have placed in us through your investments. We will continue to work hard to help you meet your financial objectives. If you have any questions regarding your investment, please contact your financial advisor, or call us at 1-800-426-0107. Or, visit our Web site at www.pimcofunds.com.

Sincerely,

/s/ Stephen J. Treadway

Stephen J. Treadway
President

January 12, 1999

The Stock Market
Headline


The Stock Market
Headline



PIMCO Funds Financial Information


We are pleased to present an in-depth review of the PIMCO Multi-Manager Series Funds as of December 31, 1998. In order to help analyze, compare and contrast the Funds, the report is broken down into a number of sections. Listed below is a table of contents and descriptions of the various sections.

Pages 13-30 Fund Summaries

A summary of a Fund's performance record and portfolio composition, and a review from the Fund's investment manager.

Pages 31-55 Schedule of Investments

The Schedule of Investments includes a listing of securities in the Fund's portfolio as of December 31, 1998, including the number of shares or principal amount and value as of that date.

                                                       Schedule of
Fund Name                          Fund Summary        Investments

Equity Income Fund                 Page 13             Page 31
Value Fund                         Page 14             Page 32
Renaissance Fund                   Page 15             Page 33
Tax-Efficient Equity Fund          Page 16             Page 34
Capital Appreciation Fund          Page 17             Page 37
Growth Fund                        Page 18             Page 38
Value 25 Fund                      Page 19             Page 39
Mid-Cap Growth Fund                Page 20             Page 40
Target Fund                        Page 21             Page 41
Small-Cap Value Fund               Page 22             Page 42
Opportunity Fund                   Page 23             Page 44
International Developed Fund       Page 24             Page 45
International Fund                 Page 25             Page 47
Emerging Markets Fund              Page 26             Page 49
Innovation Fund                    Page 27             Page 51
Precious Metals Fund               Page 28             Page 52
Balanced Fund                      Page 29             Page 53

Pages 56-65  Financial Highlights

This chart shows a per share breakdown of the factors that affect a Fund's NAV for the current and past reporting periods. In addition to showing total return, the chart reports distributions, asset size, expense ratio and portfolio turnover rate.

Pages 66-67 Statements of Assets and Liabilities

A "balance sheet" of a Fund as of the last day of the fiscal period. It includes the Fund's Class level NAVs per share by dividing the Fund's Class level net assets (assets minus liabilities) by the number of Class level shares outstanding.

Pages 68-69 Statements of Operations

This statement lists a Fund's income, expenses, and gains and losses on securities and currency transactions, and appreciation or depreciation from portfolio holdings.

Pages 70-73 Statements of Changes in Net Assets

This reports the increase or decrease in a Fund's net assets during the reporting period. Changes in net assets are due to a variety of factors, including investment operations, dividends, distributions and capital share transactions.

Pages 74-80 Notes to Financial Statements

A description of the significant accounting policies of the Funds, and more detailed information about the schedules and tables that appear in the report.

December 31, 1998


        PIMCO Equity Income Fund


OBJECTIVE
Current income as a primary objective and long-term growth of capital


PORTFOLIO
Primarily common stocks with below-average price-to-earnings ratios and higher dividend yields relative to their industry groups


FUND INCEPTION DATE
3/8/91


TOTAL NET ASSETS
$200 million


NUMBER OF SECURITIES IN THE PORTFOLIO
47 (not including short-term instruments)


PIMCO ADVISORS INSTITUTIONAL MANAGER
NFJ Investment Group


--------------------------------------------------------------------------------
 PERFORMANCE*
--------------------------------------------------------------------------------

Average Annual Total Return   For periods ended 12/31/98

              A Shares          B Shares           C Shares          Lipper
                                                            S&P 500  Equity Inc.
                     Adjusted           Adjusted  Adjusted  Index    Fund Avg.
--------------------------------------------------------------------------------
6 months      1.4%     -4.2%     1.0%    -3.5%      0.1%      9.2%    1.8%
1 year        8.0%      2.1%     7.2%     2.5%      6.4%     28.6%   10.9%
3 years      19.6%     17.4%    18.7%    18.0%     18.7%     28.2%   18.8%
5 years      17.4%     16.1%    16.5%    16.3%     16.5%     24.1%   16.6%
Inception    16.1%     15.2%    15.2%    15.2%     15.2%     --      --

Change in Value
$10,000 invested at the Fund's inception

                           [LINE GRAPH APPEARS HERE]

                                    RETAIL


                       PIMCO             PIMCO             PIMCO     S&P 500
             Equity Income A   Equity Income B   Equity Income C       Index
==========   ===============   ===============   ===============   =========
  03/31/91          9,450.00         10,000.00         10,000.00   10,000.00
  04/30/91          9,512.29         10,059.84         10,059.84   10,024.00
  05/31/91         10,047.51         10,619.43         10,619.43   10,457.04
  06/30/91          9,694.84         10,240.19         10,240.19    9,978.10
  07/31/91         10,233.91         10,803.23         10,803.23   10,443.08
  08/31/91         10,382.92         10,953.60         10,953.60   10,690.59
  09/30/91         10,436.62         11,003.62         11,003.62   10,512.05
  10/31/91         10,506.51         11,070.44         11,070.44   10,652.91
  11/30/91         10,083.65         10,617.91         10,617.91   10,223.60
  12/31/91         10,968.45         11,542.85         11,542.85   11,393.18
  01/31/92         11,236.83         11,818.02         11,818.02   11,181.27
  02/29/92         11,518.57         12,107.38         12,107.38   11,326.62
  03/31/92         11,327.78         11,899.12         11,899.12   11,105.76
  04/30/92         11,527.69         12,101.77         12,101.77   11,432.26
  05/31/92         11,543.65         12,110.80         12,110.80   11,488.28
  06/30/92         11,549.83         12,109.84         12,109.84   11,317.34
  07/31/92         12,063.31         12,640.40         12,640.40   11,779.65
  08/31/92         11,709.11         12,261.26         12,261.26   11,538.52
  09/30/92         11,805.25         12,354.35         12,354.35   11,674.10
  10/31/92         11,816.51         12,358.48         12,358.48   11,714.37
  11/30/92         12,169.76         12,720.31         12,720.31   12,113.25
  12/31/92         12,535.82         13,094.77         13,094.77   12,261.88
  01/31/93         12,596.20         13,149.35         13,149.35   12,364.39
  02/28/93         12,854.13         13,411.02         13,411.02   12,532.91
  03/31/93         13,144.13         13,704.99         13,704.99   12,797.36
  04/30/93         12,882.80         13,424.04         13,424.04   12,488.05
  05/31/93         12,977.23         13,513.95         13,513.95   12,822.10
  06/30/93         13,203.62         13,741.36         13,741.36   12,859.67
  07/31/93         13,178.00         13,705.87         13,705.87   12,807.97
  08/31/93         13,638.19         14,175.69         14,175.69   13,293.91
  09/30/93         13,622.64         14,150.80         14,150.80   13,191.94
  10/31/93         13,728.42         14,251.68         14,251.68   13,464.89
  11/30/93         13,586.18         14,095.15         14,095.15   13,336.57
  12/31/93         13,543.28         14,041.69         14,041.69   13,497.81
  01/31/94         13,988.70         14,494.72         14,494.72   13,956.73
  02/28/94         13,682.45         14,168.95         14,168.95   13,577.95
  03/31/94         13,131.84         13,589.71         13,589.71   12,985.95
  04/30/94         13,230.59         13,683.59         13,683.59   13,152.43
  05/31/94         13,308.14         13,754.93         13,754.93   13,368.26
  06/30/94         13,116.68         13,548.50         13,548.50   13,040.60
  07/31/94         13,544.37         13,981.70         13,981.70   13,468.85
  08/31/94         14,094.86         14,540.92         14,540.92   14,021.08
  09/30/94         13,830.46         14,259.22         14,259.22   13,678.26
  10/31/94         13,989.84         14,414.59         14,414.59   13,985.61
  11/30/94         13,235.09         13,628.06         13,628.06   13,476.26
  12/31/94         13,272.77         13,657.96         13,657.96   13,676.11
  01/31/95         13,701.40         14,090.33         14,090.33   14,030.73
  02/28/95         14,143.09         14,536.58         14,536.58   14,577.51
  03/31/95         14,547.01         14,942.43         14,942.43   15,007.69
  04/30/95         14,919.66         15,316.13         15,316.13   15,449.67
  05/31/95         15,464.42         15,865.65         15,865.65   16,067.19
  06/30/95         15,509.16         15,901.91         15,901.91   16,440.43
  07/31/95         16,047.11         16,443.57         16,443.57   16,985.60
  08/31/95         16,268.28         16,659.82         16,659.82   17,028.23
  09/30/95         16,691.16         17,082.53         17,082.53   17,746.82
  10/31/95         16,620.74         16,999.56         16,999.56   17,683.46
  11/30/95         17,186.81         17,567.93         17,567.93   18,459.77
  12/31/95         17,645.20         18,025.06         18,025.06   18,815.30
  01/31/96         17,903.83         18,277.86         18,277.86   19,455.78
  02/29/96         18,136.47         18,504.20         18,504.20   19,636.13
  03/31/96         18,493.09         18,856.52         18,856.52   19,825.23
  04/30/96         18,953.42         19,314.01         19,314.01   20,117.45
  05/31/96         19,253.49         19,607.20         19,607.20   20,636.28
  06/30/96         19,288.74         19,630.69         19,630.99   20,714.90
  07/31/96         18,395.69         18,709.28         18,709.28   19,799.72
  08/31/96         19,020.70         19,332.87         19,332.87   20,217.30
  09/30/96         19,670.64         19,981.29         19,981.29   21,355.13
  10/31/96         20,110.83         20,415.68         20,415.68   21,944.10
  11/30/96         21,619.76         21,934.98         21,934.98   23,602.85
  12/31/96         21,350.66         21,647.89         21,647.89   23,135.28
  01/31/97         21,819.07         22,115.33         22,115.33   24,580.77
  02/28/97         22,433.00         22,721.65         22,721.65   24,773.49
  03/31/97         21,681.20         21,951.27         21,946.00   23,755.54
  04/30/97         22,473.06         22,721.37         22,731.95   25,173.75
  05/31/97         23,866.69         24,117.23         24,127.76   26,706.33
  06/30/97         24,528.84         24,790.82         24,783.84   27,902.77
  07/31/97         26,074.75         26,339.31         26,331.89   30,123.00
  08/31/97         25,485.17         25,710.27         25,719.15   28,435.51
  09/30/97         27,068.39         27,286.49         27,286.99   29,992.92
  10/31/97         26,218.63         26,427.51         26,428.62   28.991.15
  11/30/97         27,292.99         27,496.90         27,497.66   30,333.15
  12/31/97         27,943.55         28,126.12         28,120.84   30,853.98
  01/31/98         28,035.62         28,219.10         28,213.55   31,195.22
  02/28/98         29,691.35         29,852.62         29,845.79   33,445.02
  03/31/98         31,073.63         31,212.26         31,215.74   35,157.74
  04/30/98         30,612.09         30,747.35         30,732.74   35,511.43
  05/31/98         30,427.44         30,524.09         30,528.09   34,900.98
  06/30/98         29,767.04         29,865.14         29,867.31   36,318.66
  07/31/98         28,597.20         28,649.63         28,654.70   35,931.87
  08/31/98         24,682.24         24,727.49         24,717.54   30,736.84
  09/30/98         26,498.86         26,527.66         26,514.51   32,705.84
  10/31/98         28,160.33         28,159.11         28,163.71   35,366.13
  11/30/98         30,083.68         30,073.93         30,076.03   37,509.68
  12/31/98         30,188.98         30,152.12         30,172.27   39,670.98

*The adjusted returns above include the effect of applicable sales charges. Excluding the 6-month and 1-year returns, these returns represent the blended performance of the Fund's retail class shares (for the period from 1/20/97) and the prior performance of the Fund's institutional class shares (for the period from 3/8/91), adjusted for retail class fees and expenses. Past performance is not an indication of future results. See page 30 for Footnotes, which include additional details.

--------------------------------------------------------------------------------
 PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Top 10 Holdings                                           % of Total Investments
--------------------------------------------------------------------------------
RJR Nabisco Holdings Corp.                                                  4.2%
Tobacco/food products
--------------------------------------------------------------------------------
PNC Bank Corp.                                                              4.1%
Commercial banking
--------------------------------------------------------------------------------
Union Planters Corp.                                                        3.6%
Commercial banking
--------------------------------------------------------------------------------
Kimberly-Clark Corp.                                                        2.2%
Consumer products
--------------------------------------------------------------------------------
BFGoodrich Co.                                                              2.2%
Aerospace/climate control systems
--------------------------------------------------------------------------------
Ford Motor Co.                                                              2.2%
Auto maker
--------------------------------------------------------------------------------
American Home Products Corp.                                                2.1%
Drug/consumer goods
--------------------------------------------------------------------------------
Georgia-Pacific Corp. (Timber Group)                                        2.1%
Timber company
--------------------------------------------------------------------------------
Dana Corp.                                                                  2.1%
Auto industry parts
--------------------------------------------------------------------------------
Intimate Brands, Inc.                                                       2.1%
Intimate apparel
--------------------------------------------------------------------------------
Top Ten Total                                                              26.9%
--------------------------------------------------------------------------------

Top 5 Industries                                          % of Total Investments
--------------------------------------------------------------------------------
Financial & Business Services                                              19.6%
--------------------------------------------------------------------------------
Consumer Discretionary                                                     14.0%
--------------------------------------------------------------------------------
Materials & Processing                                                     13.4%
--------------------------------------------------------------------------------
Utilities                                                                  11.5%
--------------------------------------------------------------------------------
Consumer Staples                                                           10.4%
--------------------------------------------------------------------------------

Portfolio Composition
--------------------------------------------------------------------------------
Common Stock                                                                 99%
--------------------------------------------------------------------------------
Cash Equivalents                                                              1%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
 PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

For the six-month period ended December 31, 1998, the PIMCO Equity Income Fund posted a return of 1.4% for Class A shares and 1.0% for Class B and 0.1% for Class C shares.

     One of the best performing sectors for the Fund this period was consumer staples, which performed especially well in the difficult third quarter. In particular, overweighting in RJR Nabisco greatly enhanced the Fund's performance. The company's stock price rose after the settlement between the tobacco industry and the state attorneys general was finalized this year. The Fund also benefited from holdings in American Home Products and Budweiser. These consumer staples stocks are value stocks with some growth characteristics that have shown the ability to generate attractive earnings in any type of economy, especially during down markets.

     The Equity Income Fund also benefited from its exposure to the financial sector. Despite a difficult third quarter, the sector performed well in the fourth quarter as a result of low interest rates and a strong domestic economy. For instance, Fund holding Chase Manhattan was a very strong performer this period even though it suffered a bad third quarter. And, although its stock is at all time highs, its valuation is low and therefore appears to be positioned for further growth.

     One standout stock held by the Fund this period was Intimate Brands. The company, a leading retailer of intimate apparel and personal care products, was added to the portfolio during the last six months. Through its Victoria's Secret and Bath & Body Works brands, the company continued to post solid sales and earnings growth. New product introductions, national television advertising, and a Web site launch all strengthened brand recognition for Victoria's Secret--especially the popular Web site, which is expected to boost its catalog sales. The company continues to expand and find new sources of revenue and has a low valuation, making it an attractive investment.

     The energy sector detracted from the Fund's performance this period. Unfortunately, a warm winter and over-supply from OPEC caused the price of oil to reach a 12-year low --and was responsible for much of the underperformance of the sector. For instance, Kerr McGee, a crude oil and natural gas exploration/production company (also engaged in chemical manufacturing) saw its stock decrease throughout the last six months because of the price of oil, despite an increase in its sales volume.

     Looking ahead, the manager believes the Fund is well-positioned to continue its strong performance. And the manager is optimistic that the Fund's higher-yielding stock holdings will soon outperform growth offerings.


                                          See page 31 for financial details.  13

PIMCO Value Fund


OBJECTIVE
Long-term growth of capital and current income


PORTFOLIO
Primarily stocks the manager believes are undervalued and/or offer above-average dividend yields


FUND INCEPTION DATE
12/30/91


TOTAL NET ASSETS
$244 million


NUMBER OF SECURITIES IN THE PORTFOLIO
46 (not including short-term instruments)


PIMCO ADVISORS INSTITUTIONAL MANAGER
NFJ Investment Group


--------------------------------------------------------------------------------
 PERFORMANCE*
--------------------------------------------------------------------------------

Average Annual Total Return   For periods ended 12/31/98

              A Shares          B Shares            C Shares          Lipper Gr.
                                                             S&P 500  & Income
                     Adjusted           Adjusted   Adjusted  Index    Fund Avg.
6 months      1.6%    -4.0%      1.2%     -3.3%      0.3%     9.2%      3.1%
1 year        9.8%     3.7%      9.0%      4.1%      8.1%    28.6%     15.6%
3 years      18.3%    16.1%     17.4%     16.7%     17.4%    28.2%     21.3%
5 years      16.9%    15.6%     16.1%     15.9%     16.1%    24.1%     18.4%
Inception    16.3%    15.4%     15.4%     15.4%     15.4%      --        --

Change in Value
$10,000 invested at the Fund's inception

                           [LINE CHART APPEARS HERE]

                                    RETAIL

                       PIMCO         PIMCO           PIMCO           S&P 500
                     Value A       Value B         Value C             Index
     ========      =========      =========        =========       =========
     12/31/91       9,450.00      10,000.00        10,000.00       10,000.00
     01/31/92       9,719.88      10,279.37        10,279.37        9,814.00
     02/29/92      10,045.54      10,617.63        10,617.63        9,941.58
     03/31/92       9,816.81      10,369.04        10,369.04        9,747.72
     04/30/92       9,858.14      10,406.24        10,406.24       10,034.30
     05/31/92       9,769.63      10,306.19        10,306.19       10,083.47
     06/30/92       9,558.30      10,076.99        10,076.99        9,933.43
     07/31/92       9,894.34      10,424.83        10,424.83       10,339.21
     08/31/92       9,605.34      10,113.66        10,113.66       10,127.57
     09/30/92       9,735.46      10,244.41        10,244.41       10,246.57
     10/31/92       9,794.28      10,299.81        10,299.81       10,281.92
     11/30/92      10,317.22      10,843.50        10,843.50       10,632.02
     12/31/92      10,649.84      11,185.99        11,185.99       10,762.47
     01/31/93      10,870.93      11,411.09        11,411.09       10,852.44
     02/28/93      10,985.16      11,524.39        11,524.39       11,000.36
     03/31/93      11,323.99      11,872.59        11,872.59       11,232.47
     04/30/93      11,122.85      11,654.52        11,654.52       10,960.98
     05/31/93      11,276.62      11,808.11        11,808.11       11,254.19
     06/30/93      11,351.69      11,879.34        11,879.34       11,287.16
     07/31/93      11,294.06      11,811.32        11,811.32       11,241.79
     08/31/93      11,903.91      12,441.70        12,441.70       11,668.30
     09/30/93      11,929.72      12,460.97        12,460.97       11,578.81
     10/31/93      12,339.60      12,881.14        12,881.14       11,818.37
     11/30/93      12,211.34      12,739.31        12,739.31       11,705.74
     12/31/93      12,348.17      12,873.72        12,873.72       11,847.27
     01/31/94      12,916.39      13,457.93        13,457.93       12,250.07
     02/28/94      12,702.78      13,227.64        13,227.64       11,917.61
     03/31/94      12,017.13      12,505.28        12,505.28       11,398.00
     04/30/94      11,867.36      12,341.62        12,341.62       11,544.12
     05/31/94      11,863.30      12,329.66        12,329.66       11,733.56
     06/30/94      11,586.68      12,034.64        12,034.64       11,445.97
     07/31/94      12,067.44      12,526.22        12,526.22       11,821.86
     08/31/94      12,572.30      13,042.31        13,042.31       12,306.55
     09/30/94      12,186.63      12,634.14        12,634.14       12,005.66
     10/31/94      12,312.40      12,756.64        12,756.64       12,275.42
     11/30/94      11,690.17      12,104.10        12,104.10       11,828.35
     12/31/94      11,797.75      12,207.89        12,207.89       12,003.77
     01/31/95      12,115.09      12,528.46        12,528.46       12,315.02
     02/28/95      12,653.31      13,077.77        13,077.77       12,794.94
     03/31/95      12,998.23      13,425.77        13,425.77       13,172.52
     04/30/95      13,345.79      13,776.38        13,776.38       13,560.45
     05/31/95      13,849.78      14,287.98        14,287.98       14,102.46
     06/30/95      14,087.46      14,524.29        14,524.29       14,430.06
     07/31/95      14,703.82      15,150.39        15,150.39       14,908.56
     08/31/95      14,881.27      15,323.72        15,323.72       14,945.98
     09/30/95      15,290.13      15,735.13        15,735.13       15,576.70
     10/31/95      15,329.66      15,765.72        15,765.72       15,521.09
     11/30/95      15,985.38      16,430.26        16,430.26       16,202.47
     12/31/95      16,324.61      16,768.56        16,768.56       16,514.53
     01/31/96      16,786.63      17,232.57        17,232.57       17,076.68
     02/29/96      17,149.55      17,594.97        17,594.97       17,234.98
     03/31/96      17,284.71      17,722.27        17,722.27       17,400.96
     04/30/96      17,506.61      17,938.92        17,939.06       17,657.45
     05/31/96      17,856.08      18,285.86        18,285.77       18,112.83
     06/30/96      17,772.83      18,189.55        18,189.46       18,181.84
     07/31/96      16,810.95      17,193.60        17,193.51       17,378.57
     08/31/96      17,461.26      17,847.57        17,847.49       17,745.08
     09/30/96      17,934.17      18,319.61        18,319.52       18,743.78
     10/31/96      18,185.82      18,565.09        18,565.00       19,260.73
     11/30/96      19,740.65      20,140.91        20,140.81       20,716.65
     12/31/96      19,567.94      19,951.75        19,951.65       20,306.25
     01/31/97      20,226.07      20,618.48        20,618.38       21,574.99
     02/28/97      20,571.19      20,954.99        20,954.89       21,744.13
     03/31/97      19,841.45      20,199.75        20,198.82       20,850.67
     04/30/97      20,609.33      20,966.19        20,965.22       22,095.45
     05/31/97      21,828.72      22,192.17        22,191.14       23,440.62
     06/30/97      22,366.76      22,731.28        22,732.20       24,490.76
     07/31/97      23,847.95      24,221.25        24,222.23       26,439.49
     08/31/97      23,349.10      23,683.85        23,684.81       24,958.35
     09/30/97      24,735.20      25,082.95        25,083.19       26,325.32
     10/31/97      23,492.57      23,806.48        23,806.70       25,446.06
     11/30/97      24,068.47      24,375.31        24,375.54       26,623.95
     12/31/97      24,598.02      24,901.92        24,887.14       27,081.09
     01/31/98      24,699.61      24,970.42        24,973.00       27,380.60
     02/28/98      26,154.47      26,444.25        26,429.82       29,355.29
     03/31/98      27,195.81      27,489.75        27,475.44       30,858.58
     04/30/98      26,670.42      26,924.12        26,926.94       31,169.02
     05/31/98      26,551.63      26,787.13        26,789.94       30,633.22
     06/30/98      26,584.63      26,818.31        26,819.86       31,877.54
     07/31/98      25,462.33      25,667.81        25,669.29       31,538.05
     08/31/98      21,808.48      21,961.38        21,962.65       26,978.28
     09/30/98      23,055.63      23,215.37        23,214.52       28,706.50
     10/31/98      25,087.15      25,244.39        25,243.47       31,041.49
     11/30/98      26,519.63      26,670.70        26,669.72       32,922.92
     12/31/98      26,999.64      27,129.44        27,128.44       34,819.93

*The adjusted returns above include the effect of applicable sales charges. Excluding the 6-month and 1-year returns, these returns represent the blended performance of the Fund's retail class shares (for the period from 1/13/97) and the prior performance of the Fund's institutional class shares (for the period from 12/30/91), adjusted for retail class fees and expenses. Past performance is not an indication of future results. See page 30 for Footnotes, which include additional details.

--------------------------------------------------------------------------------
 PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Top 10 Holdings                                           % of Total Investments
--------------------------------------------------------------------------------
GTE Corp.                                                                   3.0%
Telecommunications services
--------------------------------------------------------------------------------
Public Service Enterprise Group, Inc.                                       3.0%
Electric & gas utility
--------------------------------------------------------------------------------
Repsol SA SP - ADR                                                          3.0%
Oil
--------------------------------------------------------------------------------
Amgen, Inc.                                                                 3.0%
Biotechnology
--------------------------------------------------------------------------------
Bell Atlantic Corp.                                                         3.0%
Telecommunications services
--------------------------------------------------------------------------------
DTE Energy Co.                                                              3.0%
Electric/steam utility
--------------------------------------------------------------------------------
SUPERVALU, Inc.                                                             3.0%
Large food wholesaler/retailer
--------------------------------------------------------------------------------
Whirlpool Corp.                                                             3.0%
Home appliances
--------------------------------------------------------------------------------
NICOR, Inc.                                                                 2.9%
Natural gas utility
--------------------------------------------------------------------------------
Chase Manhattan Corp.                                                       2.9%
Commercial banking
--------------------------------------------------------------------------------
Top Ten Total                                                              29.8%
--------------------------------------------------------------------------------

Top 5 Industries                                          % of Total Investments
--------------------------------------------------------------------------------
Consumer Staples                                                           13.1%
--------------------------------------------------------------------------------
Consumer Discretionary                                                     12.9%
--------------------------------------------------------------------------------
Financial & Business Services                                              11.8%
--------------------------------------------------------------------------------
Energy                                                                      9.8%
--------------------------------------------------------------------------------
Health Care                                                                 9.2%
--------------------------------------------------------------------------------

Portfolio Composition
--------------------------------------------------------------------------------
Common Stock                                                               97%
--------------------------------------------------------------------------------
Cash Equivalents                                                            3%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
 PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

For the six months ended December 31, 1998, PIMCO Value Fund posted returns of 1.6% for Class A shares and 1.2% for Class B and 0.3% for C shares.

     Value stocks have had a difficult year, as the stocks that outperformed the market had relatively high valuations and were within high revenue growth sectors. While value stocks did outperform during the market uncertainty of the third quarter, this strength was short-lived, as growth stocks once again resumed their outperformance in the fourth quarter.

     The consumer staples sector contributed to the Fund's performance this year, performing well in both up and down markets. For example, SUPERVALU, a supermarket chain, saw its stock price rise due to a number of factors: a strong management team, earnings growth, successful expansion, and, more generally, investor attraction to consumer staples stocks in down markets. Other strong performers for the Fund included Iowa Beef Products, a meat packing company. The low price of pigs and cattle enabled the company to increase its profit margins, and its stock rose as a result.

     Another strong sector for the Fund this year was financials. In particular, Chase Manhattan saw its stock price increase significantly during the year. The company performed well, avoiding the market declines and trading losses that plagued other banking companies. Chase benefited from a surge in lending, profits in currency trading, and falling interest rates. Strong consumer and investment banking businesses, along with reduced emerging markets trading, also helped the second-largest United States bank. And Chase displayed confidence in its own future by announcing a stock buyback of approximately $3 billion.

     One disappointing sector for the Fund this year was transportation. Despite the low price of fuel, cutthroat competition caused a reduction in profit margins for the major airlines. In addition, investors shunned this type of cyclical company, adding to their stock price decline. Fund holding United Airlines, despite solid fundamentals, saw its stock price drop during the year as a result.

     Despite value stocks' short-term underperformance relative to growth stocks, the manager remains optimistic that investors will finally diversify away from growth stocks because of their excessive valuations. The manager believes that value stocks' lower P/E ratios and lower volatility will make them attractive investments, especially in uncertain markets.


14                                            See page 32 for financial details.

December 31, 1998

PIMCO Renaissance Fund


OBJECTIVE
Long-term growth of capital and current income


PORTFOLIO
Primarily stocks common stocks with below-average valuations that have improving business fundamentals


FUND INCEPTION DATE
4/18/88


TOTAL NET ASSETS
$636 million


NUMBER OF SECURITIES IN THE PORTFOLIO
51 (not including short-term instruments)


PIMCO ADVISORS INSTITUTIONAL MANAGER
Columbus Circle Investors


--------------------------------------------------------------------------------
 PERFORMANCE*
--------------------------------------------------------------------------------

Average Annual Total Return   For periods ended 12/31/98

             A Shares           B Shares           C Shares          Lipper
                                                             S&P 500 Equity Inc.
                     Adjusted            Adjusted  Adjusted  Index   Fund Avg.
-----------------------------------------------------------------------------
6 months     -1.1%    -6.5%     -1.7%     -5.9%     -2.3%     9.2%     1.8%
1 year       11.5%     5.4%     10.5%      5.7%      9.8%    28.6%    10.9%
5 years      18.5%    17.2%     17.6%     17.4%     17.6%    24.1%    16.6%
10 years     14.8%    14.1%     13.9%     13.9%     13.9%    19.2%    14.5%
Inception    14.4%    13.8%     13.5%     13.5%     13.5%      --      --


Change in Value
$10,000 invested at the Fund's inception

                          [LINE GRAPH G APPEARS HERE]

                                    RETAIL

                    PIMCO             PIMCO             PIMCO            S&P 500
               Renaissance A      Renaissance B      Renaissance C        Index
========       =============      =============      =============     =========
04/30/88          9,450.00          10,000.00          10,000.00       10,000.00
05/31/88          9,459.62           9,999.99           9,999.99       10,087.00
06/30/88          9,671.29          10,219.76          10,219.76       10,549.99
07/31/88          9,651.99          10,189.82          10,189.82       10,509.90
08/31/88          9,515.81          10,038.22          10,038.22       10,152.57
09/30/88          9,652.44          10,180.01          10,180.01       10,585.07
10/31/88          9,769.54          10,291.38          10,291.38       10,879.33
11/30/88          9,710.52          10,230.13          10,230.13       10,723.76
12/31/88         10,029.60          10,561.21          10,561.21       10,911.42
01/31/89         10,339.59          10,872.46          10,872.46       11,710.14
02/28/89         10,279.61          10,810.23          10,810.23       11,418.56
03/31/89         10,379.91          10,903.78          10,903.78       11,684.61
04/30/89         10,652.80          11,186.88          11,186.88       12,291.04
05/31/89         10,956.05          11,501.44          11,501.44       12,788.83
06/30/89         11,036.43          11,574.14          11,574.14       12,715.93
07/31/89         11,251.38          11,797.12          11,797.12       13,864.18
08/31/89         11,599.49          12,147.53          12,147.53       14,135.92
09/30/89         11,465.40          11,997.80          11,997.80       14,077.96
10/31/89         11,258.23          11,772.30          11,772.30       13,751.35
11/30/89         11,237.48          11,750.84          11,750.84       14,031.88
12/31/89         11,239.72          11,741.47          11,741.47       14,368.64
01/31/90         10,689.51          11,159.63          11,159.63       13,404.51
02/28/90         10,689.51          11,159.60          11,159.60       13,577.42
03/31/90         10,966.70          11,435.27          11,435.27       13,937.23
04/30/90         10,637.50          11,082.36          11,082.36       13,588.80
05/31/90         11,296.00          11,764.70          11,764.70       14,913.70
06/30/90         11,249.44          11,704.51          11,704.51       14,812.29
07/31/90         10,947.25          11,382.70          11,382.70       14,764.89
08/31/90         10,198.97          10,596.04          10,596.04       13,430.14
09/30/90          9,477.52           9,836.97           9,836.97       12,776.10
10/31/90          9,093.29           9,427.10           9,427.10       12,721.16
11/30/90          9,396.01           9,740.51           9,740.51       13,542.95
12/31/90          9,575.19           9,925.95           9,925.95       13,920.79
01/31/91          9,882.56          10,231.97          10,231.97       14,527.74
02/28/91         10,485.42          10,843.91          10,843.91       15,566.47
03/31/91         10,728.60          11,095.65          11,095.65       15,943.18
04/30/91         10,847.80          11,206.76          11,206.76       15,981.45
05/31/91         11,408.05          11,786.83          11,786.83       16,671.85
06/30/91         11,012.91          11,365.31          11,365.31       15,908.27
07/31/91         11,421,66          11,776.10          11,776.10       16,649.60
08/31/91         11,890.53          12,249.11          12,249.11       17,044.20
09/30/91         12,075.31          12,438.95          12,438.95       16,759.56
10/31/91         12,330.88          12,689.97          12,689.97       16,984.14
11/30/91         11,941.40          12,288.30          12,288.30       16,299.68
12/31/91         12,863.97          13,225.78          13,225.78       18,164.36
01/31/92         13,086.33          13,454.40          13,454.40       17,826.50
02/29/92         13,358.23          13,708.54          13,708.54       18,058.25
03/31/92         13,098.46          13,435.11          13,435.11       17,706.11
04/30/92         13,110.93          13,447.87          13,447.87       18,226.67
05/31/92         13,247.81          13,575.61          13,575.61       18,315.98
06/30/92         13,097.42          13,415.06          13,415.06       18,043.44
07/31/92         13,410.41          13,723.19          13,723.19       18,780.51
08/31/92         13,235.15          13,530.57          13,530.57       18,396.08
09/30/92         13,368.84          13,664.89          13,664.89       18,612.23
10/31/92         13,330.84          13,626.06          13,626.06       18,676.44
11/30/92         13,685.03          13,975.49          13,975.49       19,312.37
12/31/92         13,978.82          14.254.06          14.254.06       19,549.34
01/31/93         14,183.32          14,462.67          14,462.67       19,712.77
02/28/93         14,055.53          14,332.20          14,332.20       19,981.45
03/31/93         14,605.73          14,873.95          14,873.95       20,403.06
04/30/93         14,489.99          14,742.95          14,742.95       19,909.92
05/31/93         14,837.12          15,083.69          15,083.69       20,442.51
06/30/93         15,134.29          15,379.77          15,379.77       20,502.41
07/31/93         15,470.59          15,722.05          15,722.05       20,419.99
08/31/93         16,479.53          16,722.75          16,722.75       21,194.72
09/30/93         16,753.19          16,994.36          16,994.36       21,032.16
10/31/93         16,987.37          17,232.42          17,232.42       21,467.32
11/30/93         16,571.21          16,782.78          16,782.78       21,262.73
12/31/93         17,068.60          17,280.69          17,280.69       21,519.80
01/31/94         17,563.24          17,768.24          17,768.24       22,251.47
02/28/94         17,376.23          17,565.21          17,565.21       21,647.57
03/31/94         16,421.98          16,592,69          16,592,69       20,703.73
04/30/94         16,314.47          16,470.24          16,470.24       20,969.15
05/31/94         16,233.77          16,388.56          16,388.56       21,313.26
06/30/94         15,856.08          15,999.92          15,999.92       20,790,87
07/31/94         16,247.99          16,382.48          16,382.48       21,473.64
08/31/94         17,032.07          17,147.67          17,147.67       22,354.06
09/30/94         16,992,68          17,114.43          17,114.43       21,807.50
10/31/94         16,951.90          17,059.44          17,059.44       22,297.52
11/30/94         16,258.50          16,345.86          16,345.86       21,485.44
12/31/94         16,325.71          16,407.99          16,407.99       21,804.07
01/31/95         16,366,85          16,435.60          16,435.60       22,369.45
02/28/95         16,737.66          16,794.77          16,794.77       23,241.19
03/31/95         17,190.63          17,243.69          17,243.69       23,927.04
04/30/95         17,494.33          17,548.99          17,548.99       24,631.69
05/31/95         17,549.65          17,576.65          17,576.65       25,616.22
06/30/95         17,991.46          18,027.58          18,013.80       26,211.28
07/31/95         18,879.81          18,903.25          18,891.61       27,080.45
08/31/95         19,101,82          19,111.64          19,100.52       27,148.42
09/30/95         19,727.00          19,716.72          19,707.03       28,294.08
10/31/95         19,768.76          19,744.52          19,748.91       28,193.07
11/30/95         20,731.50          20,693.26          20,686.14       29,430.75
12/31/95         20,992.59          20,938.91          20,937.76       29,997.58
01/31/96         21,705.10          21,647.75          21,634.84       31,018.70
02/29/96         22,001.88          21,928.37          21,916.55       31,306.24
03/31/96         22,179.72          22,089.37          22,078.16       31,607.72
04/30/96         22,537.17          22,444.37          22,434.81       32,073.62
05/31/96         23,073.46          22,962.34          22,939.91       32,900.80
06/30/96         23,133.71          23,001.33          22,987.79       33,026.15
07/31/96         22,131.72          22,007.88          21,990.32       31,567.06
08/31/96         23,014.15          22,867.88          22,839.04       32,232,81
09/30/96         24,139.87          23,964.65          23,947.42       34,046.87
10/31/96         24,965.52          24,767.54          24,753.01       34,985.88
11/30/96         26,241.44          26,016.32          26,006.20       37,630.46
12/31/96         26,312.13          26,081.10          26,045.63       36,885.00
01/31/97         27,262.94          27,004.11          26,972.10       39,189.58
02/29/97         27,124.83          26,850.24          26,817,58       39,496.83
03/31/97         26,438.22          26,147.30          26,126.14       37,873.90
04/30/97         27,547.12          27,241.67          27,207.58       40,134.97
05/31/97         29,244.96          28,883.52          28,872.44       42,578.39
06/30/97         30,784.65          30,406.06          30,380.13       44,485.90
07/31/97         33,528.27          33,075.59          33,041.97       48,025,64
08/31/97         32,712.42          32,254.23          32,217,61       45,335.25
09/30/97         35,095.26          34,581.53          34,550.36       47,818.26
10/31/97         33,477.37          32,972.31          32,935.71       46,221.13
11/30/97         34,799.73          34,239.11          34,207.20       48,360.70
12/31/97         35,764.23          35,169.21          35,135.24       49,191,06
01/31/98         35,785.41          35,169.07          35,135.34       49,735.11
02/28/98         38,508.86          37,823.18          37,780.51       53,322.01
03/31/98         39,965.91          39,233.57          39,217.72       56,052.63
04/30/98         40,852.48          40,083.68          40,051.01       56,616.52
05/31/98         40,008.30          39,233.42          39,197.05       55,643.28
06/30/98         40,324.65          39,523.63          39,488.67       57,903.51
07/31/98         39,502.03          38,673.88          38,635.72       57,286.84
08/31/98         32,490.42          31,789.93          31,762.42       49.004.31
09/30/98         33,630.83          32,889.86          32,867.76       52,143.52
10/31/98         35,087.04          34,300.83          34,264.64       56,384.88
11/30/98         37,304.55          36,437.77          36,409.60       59,802.36
12/31/98         39,878.56          38,871.82          38,903.66       63,248.18


*The adjusted returns above include the effect of paying the applicable sales charges. Class A and B shares commenced operations after the inception date shown. Total return for the periods shown before the inception of Class A and B shares reflects the performance for this Fund's oldest class of shares (Class
 C), restated to reflect the appropriate operating expenses for those shares. Had Class A share returns been restated on the basis of different sales charges, but without regard to the lower operating expenses of Class A shares, the adjusted total return figures for the 10-year and since inception periods would have been lower, namely 14.0% and 13.6%, respectively. Past performance is not an indication of future results. See page 30 for Footnotes, which include additional details.

--------------------------------------------------------------------------------
 PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Top 10 Holdings                                           % of Total Investments
--------------------------------------------------------------------------------
Martin Marietta Materials, Inc.                                             4.0%
Aggregates/building materials
--------------------------------------------------------------------------------
International Business Machines Corp.                                       3.8%
Business machines manufacturer
--------------------------------------------------------------------------------
Allegiance Corp.                                                            3.8%
Broadband communications
--------------------------------------------------------------------------------
Enron Corp.                                                                 3.7%
Gas pipeline systems
--------------------------------------------------------------------------------
Corning, Inc.                                                               3.0%
Consumer products
--------------------------------------------------------------------------------
Philip Morris Cos., Inc.                                                    2.8%
Cigarettes/food products/brewing
--------------------------------------------------------------------------------
Cendant Corp.                                                               2.8%
Consumer services
--------------------------------------------------------------------------------
Anheuser Busch Cos., Inc.                                                   2.8%
Largest U.S. brewer
--------------------------------------------------------------------------------
General Motors Corp.                                                        2.7%
Auto maker
--------------------------------------------------------------------------------
Tele-Communications, Inc. 'A'                                               2.7%
Cable TV systems
--------------------------------------------------------------------------------
Top Ten Total                                                              32.1%
--------------------------------------------------------------------------------

Top 5 Industries                                          % of Total Investments
--------------------------------------------------------------------------------
Financial & Business Services                                              20.4%
--------------------------------------------------------------------------------
Consumer Discretionary                                                     15.7%
--------------------------------------------------------------------------------
Communications                                                             12.7%
--------------------------------------------------------------------------------
Technology                                                                 11.1%
--------------------------------------------------------------------------------
Health Care                                                                10.5%
--------------------------------------------------------------------------------

Portfolio Composition
--------------------------------------------------------------------------------
Common Stock                                                               97%
--------------------------------------------------------------------------------
Cash Equivalients                                                           3%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
 PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

For the six months ended December 31, 1998, PIMCO Renaissance Fund returned -1.1% for Class A shares, -1.7% for Class B shares, and -2.3% for Class C shares.

     The consumer staples sector made one of the most positive contributions to the Fund's performance this period. As investors questioned the cyclical strength of the U.S. economy, this sector's stocks benefited from their lack of reliance on domestic growth. One of the Fund's largest consumer staples holdings, Philip Morris, had a strong year, as the two biggest risks to its stock price, legislation and litigation risk, were put behind it. Congress' inability to pass a tobacco bill and a multi-state court settlement for the tobacco industry both eased concerns regarding potentially unknown burdens on cash flow. While a risk of individual and class action suits remains, these two types of suits pose less risk, as they have been largely unsuccessful thus far. As a result, Philip Morris is able to re-focus on shareholder-friendly activities. It already has made progress in that regard, raising its dividend this summer.

     The Fund's exposure to the technology sector also contributed to its performance this period. Despite the fact that the Asian economic crisis hurt many technology issues in the third quarter, the sector bounced back in the fourth quarter. For instance, the Fund saw a strong contribution from IBM, one of its largest holdings. A recovery in the PC industry, which was finally able to control inventory, aided most PC stocks in general, including IBM. Specifically, IBM performed very well due to strong demand for its new mainframe as well as the continued rapid growth of its MIS outsourcing business. The company has increasingly been recognized as generating more than half of its results from software and services, areas resistant to economic downturns, which bodes well for its future.

     One sector that saw poor performance this period was utilities. Despite a strong third quarter, most electric and power utilities did not show strong performance for the year, and oil stocks had a particularly poor year. Last year's relatively warm winter as well as OPEC's inability to control output resulted in historically low prices for oil--in fact, this year oil reached its lowest price per barrel in 12 years! Even conflict with Iraq in the fourth quarter could not raise its price. As a result, almost all oil stocks were hurt--including one of Renaissance Fund's holdings, Exxon, which is considered one of the stronger names in the sector.

     The manager believes that, more than ever, a stock's underlying value and price will be important to investors and will continue to adhere to the Fund's investment strategy of purchasing out-of-favor companies that are showing signs of a turnaround.


                                          See page 33 for financial details.  15

PIMCO Tax-Efficient Equity Fund


OBJECTIVE
Maximum after-tax growth of capital


PORTFOLIO
Broadly diversified portfolio of at least 250 common stocks of companies with larger market capitalizations


FUND INCEPTION DATE
7/10/98


TOTAL NET ASSETS
$13 million


NUMBER OF SECURITIES IN THE PORTFOLIO
262 (not including short-term instruments)


PIMCO ADVISORS INSTITUTIONAL MANAGER
Parametric Portfolio Associates


--------------------------------------------------------------------------------
 PERFORMANCE*
--------------------------------------------------------------------------------

Total Return   For periods ended 12/31/98

            A Shares          B Shares          C Shares            Lipper
                                                           S&P 500  Gr. & Income
                    Adjusted          Adjusted  Adjusted   Index    Fund Avg.
--------------------------------------------------------------------------------
Inception   5.3%     -0.5%    4.9%     -0.1%       3.9%     --        --

*The adjusted returns above include the effect of paying the applicable sales charges. Past performance is not an indication of future results. See page 30 for Footnotes, which include additional details.


--------------------------------------------------------------------------------
 PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Top 10 Holdings                                           % of Total Investments
--------------------------------------------------------------------------------
Microsoft Corp.                                                             3.4%
Computer software
--------------------------------------------------------------------------------
General Electric Co.                                                        2.8%
Conglomerate
--------------------------------------------------------------------------------
Intel Corp.                                                                 2.2%
Semiconductor memory chips
--------------------------------------------------------------------------------
Exxon Corp.                                                                 1.9%
Oil
--------------------------------------------------------------------------------
Wal-Mart Stores, Inc.                                                       1.7%
Discount stores
--------------------------------------------------------------------------------
Bristol-Myers Squibb Co.                                                    1.6%
 Pharmaceutical/medical products
--------------------------------------------------------------------------------
Cisco Systems, Inc.                                                         1.6%
Computer networks manufacturer
--------------------------------------------------------------------------------
International Business Machines Corp.                                       1.5%
Business machines manufacturer
--------------------------------------------------------------------------------
Bell Atlantic Corp.                                                         1.4%
Telecommunications services
--------------------------------------------------------------------------------
Philip Morris Cos., Inc.                                                    1.4%
Cigarettes/food/brewing
--------------------------------------------------------------------------------
Top Ten Total                                                              19.5%
--------------------------------------------------------------------------------

Top 5 Industries                                          % of Total Investments
--------------------------------------------------------------------------------
Technology                                                                 16.3%
--------------------------------------------------------------------------------
Financial & Business Services                                              14.8%
--------------------------------------------------------------------------------
Consumer Discretionary                                                     12.1%
--------------------------------------------------------------------------------
Health Care                                                                11.6%
--------------------------------------------------------------------------------
Capital Goods                                                               7.9%
--------------------------------------------------------------------------------

Portfolio Composition
--------------------------------------------------------------------------------
Common Stock                                                               95%
--------------------------------------------------------------------------------
Cash Equivalients                                                           5%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
 PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

For the period since inception through December 31, 1998, the Tax-Efficient Equity Fund posted returns of 5.3% for its Class A shares, 4.9% for its Class B shares and 3.9% for its Class C shares. These returns outperformed the S&P 500 Index and the Lipper Equity Income Fund Average.

     PIMCO Tax-Efficient Equity Fund was started on July 10, 1998. The Fund is an actively managed stock fund seeking low tax exposure without compromising return potential. Its manager uses an innovative investment process featuring quantitative stock selection and active tax management.

     Technology was a strong performer for the Fund in the fourth quarter. The Fund's quantitative stock selection was highly successful in this sector. Lucent Technologies in particular was a strong performer for the Fund this period. The company continues to thrive outside of AT&T's shadow, building innovative new products and winning new contracts. In fact, its performance was so strong this year that it surpassed its old parent AT&T in market capitalization.

     The Fund's retail stocks performed well, aided by the strength of consumer spending that was driven by a strong economy. One of the strongest performers in this sector was Gap, Inc., which saw strong sales in all three of its retail chains: The Gap, Banana Republic and Old Navy.

     The Fund's financial services holdings were a mixed bag for the portfolio this year. While the financial stocks' performance strongly contributed to the Fund's performance in the fourth quarter, it was a poor performer in the third quarter. In fact, this sector did not fully recover from its third quarter collapse, triggered by perceptions of a global financial meltdown. Even with returns greater than 65% for the fourth quarter, top-performing holdings Chase Manhattan and Morgan Stanley Dean Witter still finished the year below their July 17 highs.

     The Fund's energy holdings continued to disappoint due to the plunge in oil prices--during 1998, they reached a 12-year low. However, quantitative stock selection was successful in domestic petroleum stocks, which contributed to the Fund's performance.

     Looking ahead, the manager believes corporate profits will decrease but remain in positive territory in 1999. The manager is confident that the Fund is well-positioned to maximize its earnings in a slowing growth environment.

16                                            See page 34 for financial details.

December 31, 1998

PIMCO Capital Appreciation Fund


OBJECTIVE
Long-term growth of capital and current income.


PORTFOLIO
Primarily common stocks of companies with market capitalizations of at least $100 million that have improving fundamentals and whose stock is reasonably valued by the market


FUND INCEPTION DATE
3/8/91


TOTAL NET ASSETS
$1,144 million


NUMBER OF SECURITIES IN THE PORTFOLIO
91 (not including short-term instruments)


PIMCO ADVISORS INSTITUTIONAL MANAGER
Cadence Capital Management


--------------------------------------------------------------------------------
 PERFORMANCE*
--------------------------------------------------------------------------------

Average Annual Total Return   For periods ended 12/31/98

              A Shares           B Shares          C Shares          Lipper Cap.
                                                            S&P 500  App. Fund
                      Adjusted          Adjusted  Adjusted  Index    Avg.
--------------------------------------------------------------------------------
6 months       2.6%     -3.1%     2.2%    -2.5%     1.2%     9.2%     5.3%
1 year        17.2%     10.7%    16.3%    11.3%    15.3%    28.6%    20.0%
3 years       25.6%     23.2%    24.6%    24.0%    24.6%    28.2%    16.1%
5 years       20.9%     19.5%    20.0%    19.8%    20.0%    24.1%    15.0%
Inception     19.3%     18.4%    18.4%    18.4%    18.4%      --       --

Change in Value
$10,000 invested at the Fund's inception

                           [LINE GRAPH APPEARS HERE]


                                    RETAIL

                          PIMCO            PIMCO           PIMCO         S&P 500
                        Capital          Capital         Capital           Index
                 Appreciation A   Appreciation B  Appreciation C
==============   ==============   ==============  ==============  ==============
      03/31/91         9,450.00        10,000.00       10,000.00       10,000.00
      04/30/91         9,171.65         9,699.17        9,699.17       10,024.00
      05/31/91         9,622.01        10,169.28       10,169.28       10,457.04
      06/30/91         9,100.72         9,612.10        9,612.10        9,978.10
      07/31/91         9,748.62        10,290.38       10,290.38       10,443.08
      08/31/91        10,051.40        10,603.33       10,603.33       10,690.59
      09/30/91         9,909.07        10,446.57       10,446.57       10,512.05
      10/31/91        10,245.16        10,794.39       10,794.39       10,652.91
      11/30/91         9,944.30        10,470.67       10,470.67       10,223.60
      12/31/91        11,322.50        11,915.13       11,915.13       11,393.18
      01/31/92        11,210.85        11,789.98       11,789.98       11,181.27
      02/29/92        11,328.27        11,906.55       11,906.55       11,326.62
      03/31/92        10,952.15        11,503.69       11,503.69       11,105.76
      04/30/92        10,924.77        11,467.91       11,467.91       11,432.26
      05/31/92        10,967.74        11,505.74       11,505.74       11,488.28
      06/30/92        10,618.81        11,132.57       11,132.57       11,317.34
      07/31/92        10,924.67        11,446.15       11,446.15       11,779.65
      08/31/92        10,649.78        11,150.80       11,150.80       11,538.52
      09/30/92        10,926.72        11,433.96       11,433.96       11,674.10
      10/31/92        11,304.06        11,821.74       11,821.74       11,714.37
      11/30/92        11,962.40        12,502.84       12,502.84       12,113.25
      12/31/92        12,124.22        12,664.13       12,664.13       12,261.88
      01/31/93        12,532.35        13,082.34       13,082.34       12,364.39
      02/28/93        12,377.78        12,913.50       12,913.50       12,532.91
      03/31/93        12,945.75        13,497.94       13,497.94       12,797.36
      04/30/93        12,624.40        13,154.64       13,154.64       12,488.05
      05/31/93        13,193.13        13,738.80       13,738.80       12,822.10
      06/30/93        13,399.79        13,945.47       13,945.47       12,859.67
      07/31/93        13,205.60        13,734.65       13,734.65       12,807.97
      08/31/93        13,684.33        14,223.75       14,223.75       13,293.91
      09/30/93        14,082.34        14,628.53       14,628.53       13,191.94
      10/31/93        14,112.53        14,650.74       14,650.74       13,464.89
      11/30/93        13,825.78        14,344.04       14,344.04       13,336.57
      12/31/93        14,214.64        14,738.11       14,738.11       13,497.81
      01/31/94        14,710.82        15,243.39       15,243.39       13,956.73
      02/28/94        14,507.06        15,023.29       15,023.29       13,577.95
      03/31/94        13,778.32        14,259.12       14,259.12       12,985.95
      04/30/94        13,826.04        14,299.66       14,299.66       13,152.43
      05/31/94        13,810.77        14,274.72       14,274.72       13,368.26
      06/30/94        13,417.61        13,859.61       13,859.61       13,040.60
      07/31/94        13,741.22        14,184.98       14,184.98       13,468.85
      08/31/94        14,147.24        14,594.98       14,594.98       14,021.08
      09/30/94        13,763.64        14,190.26       14,190.26       13,678.26
      10/31/94        14,075.41        14,502.52       14,502.52       13,985.61
      11/30/94        13,427.23        13,825.54       13,825.54       13,476.26
      12/31/94        13,555.44        13,948.75       13,948.75       13,676.11
      01/31/95        13,542.65        13,926.46       13,926.46       14,030.73
      02/28/95        14,215.01        14,609.96       14,609.96       14,577.51
      03/31/95        14,833.78        15,236.55       15,236.55       15,007.69
      04/30/95        15,339.46        15,746.75       15,746.75       15,449.67
      05/31/95        15,895.64        16,307.88       16,307.88       16,067.19
      06/30/95        16,578.85        16,998.65       16,998.65       16,440.43
      07/31/95        17,494.12        17,926,30       17,926,30       16,985.60
      08/31/95        17,658.05        18,082.84       18,082.84       17,028.23
      09/30/95        18,352.78        18,782.99       18,782.99       17,746.82
      10/31/95        18,003.45        18,414.03       18,414.03       17,683.46
      11/30/95        18,550.39        18,962.05       18,962.05       18,459.77
      12/31/95        18,517.99        18,916.96       18,916.96       18,815.30
      01/31/96        19,134.88        19,535.26       19,535.26       19,455.78
      02/29/96        19,853.96        20,257.50       20,257.50       19,636.13
      03/31/96        19,884.78        20,276.14       20,276.14       19,825.23
      04/30/96        20,128.09        20,511.66       20,511.66       20,117.45
      05/31/96        20,631.77        21,011.76       21,011.76       20,636.28
      06/30/96        20,586.59        20,952.99       20,952.99       20,714.90
      07/31/96        19,544.60        19,879.25       19,879.25       19,799.72
      08/31/96        20,379.49        20,715.61       20,715.61       20,217.30
      09/30/96        21,623.20        21,966.88       21,966.88       21,355.13
      10/31/96        22,161.10        22,499.44       22,499.44       21,944.10
      11/30/96        23,766.94        24,115.64       24,115.64       23,602.85
      12/31/96        23,387.45        23,715.18       23,715.18       23,135.28
      01/31/97        24,752.11        25,086.06       25,086.06       24,580.77
      02/28/97        24,484.39        24,814.73       24,801.81       24,773.49
      03/31/97        23,591.57        23,884.03       23,883.97       23,755.54
      04/30/97        24,331.17        24,620.92       24,620.86       25,173.75
      05/31/97        25,874.22        26,171.62       26,171.56       26,706.33
      06/30/97        26,983.48        27,270.33       27,270.26       27,902.77
      07/31/97        29,890.98        30,178.08       30,178.01       30,123.00
      08/31/97        28,755.96        29,015.20       29,015.13       28,435.51
      09/30/97        30,490.31        30,759.68       30,759.61       29,992.92
      10/31/97        29,929.57        30,165.31       30,165.24       28,991.15
      11/30/97        30,682.23        30,902.07       30,902.00       30,333.15
      12/31/97        31,275.08        31,488.72       31,482.15       30,853.98
      01/31/98        30,780.30        30,959.86       30,967.79       31,195.22
      02/28/98        33,032.90        33,214.14       33,205.37       33,445.02
      03/31/98        34,859.62        35,023.38       35,026.59       35,157.74
      04/30/98        34,873.25        35,023.52       35,013.10       35,511.43
      05/31/98        34,269.28        34,397.51       34,401.25       34,900.98
      06/30/98        35,725.07        35,830.69       35,832.86       36,318.66
      07/31/98        34,696.19        34,773.68       34,775.79       35,931.87
      08/31/98        29,023.36        29,081.23       29,076.04       30,736.84
      09/30/98        30,642.87        30,666.16       30,675.22       32,705.84
      10/31/98        32,043.25        32,058.40       32,049.47       35,366.13
      11/30/98        34,103.63        34,103.73       34,107.04       37,509.68
      12/31/98        36,647.76        36,630.81       36,617.32       39,670.98

*The Adjusted returns above include the effect of applicable sales charges. Excluding the 6-month and 1-year returns, these returns represent the blended performance of the Fund's retail class shares (for the period from 1/20/97) and the prior performance of the Fund's institutional class shares (for the period from 33/8/91), adjusted for retail class fees and expenses. Past performance is not an indication of future results. See page 30 for Footnotes, which include additional details.

--------------------------------------------------------------------------------
 PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Top 10 Holdings                                           % of Total Investments
--------------------------------------------------------------------------------
Tyco International Limited                                                  1.8%
Fire protection services
--------------------------------------------------------------------------------
United Technologies Corp.                                                   1.5%
Aerospace/climate control systems
--------------------------------------------------------------------------------
Albertson's, Inc.                                                           1.5%
Food supermarket chain
--------------------------------------------------------------------------------
Wellpoint Health Networks, Inc.                                             1.5%
Healthcare services
--------------------------------------------------------------------------------
Capital One Financial Corp.                                                 1.4%
Bank card issuer/services
--------------------------------------------------------------------------------
Kroger Co.                                                                  1.4%
Supermarket/convenience stores
--------------------------------------------------------------------------------
Safeway, Inc.                                                               1.4%
Food supermarket chain
--------------------------------------------------------------------------------
Johnson Controls, Inc.                                                      1.4%
Building controls/auto products
--------------------------------------------------------------------------------
Harley-Davidson, Inc.                                                       1.3%
Motorcycle manufacturer
--------------------------------------------------------------------------------
Compuware Corp.                                                             1.3%
Systems software
--------------------------------------------------------------------------------
Top Ten Total                                                              14.5%
--------------------------------------------------------------------------------

Top 5 Industries                                          % of Total Investments
--------------------------------------------------------------------------------
Financial & Business Services                                              20.4%
--------------------------------------------------------------------------------
Technology                                                                 18.3%
--------------------------------------------------------------------------------
Consumer Discretionary                                                     12.7%
--------------------------------------------------------------------------------
Health Care                                                                10.5%
--------------------------------------------------------------------------------
Consumer Staples                                                            9.0%
--------------------------------------------------------------------------------

Portfolio Composition
--------------------------------------------------------------------------------
Common Stock                                                               95%
--------------------------------------------------------------------------------
Cash Equivalents                                                            5%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
 PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

For the six months ended December 31, 1998, PIMCO Capital Appreciation Fund posted returns of 2.6% for Class A shares, 2.2% for Class B shares and 1.2% for Class C shares.

     One of the sectors that made the greatest contribution to the Capital Appreciation Fund this period was consumer cyclicals. The strong domestic economy drove this sector throughout the year, as consumers continued to spend despite global economic uncertainty in the third quarter. Strong holiday shopping sales helped these stocks end the year on a high note. Portfolio holdings Home Depot, Lowe's, Wal-Mart, The Gap and TJX all experienced extraordinary price appreciation.

     Another sector that performed well for the Fund was financial services. During the third quarter these stocks were hit hard by fears of economic and currency weakness spreading from Southeast Asia to Russia and into Latin America. However, the stocks rebounded in the fourth quarter, posting average price gains of 13%, as a result of a strong economy and interest rate cuts. The Fund's top performers for the fourth quarter included American Express, Bank One and Capital One Financial.

     A particularly strong performer for the Fund this period was Tyco International, a diversified manufacturer of home security and fire protection services. Tyco recently purchased ADT, one of the best known home security companies, which increases its presence in this industry. And the company is currently involved in the purchase of AMP, an electronic connector manufacturer, which helped its stock rise. Tyco is continuing to provide shareholders with earnings surprises and top-line growth.

     One disappointing stock for the Fund this period was Jones Apparel, the women's apparel maker. It suffered from same store sales that were disappointing, due in part to increased competition from rivals in this market niche. The stock also suffered because investors shunned it in the third quarter, as they attempted to avoid cyclical stocks because of the global economic uncertainties. The manager sold this stock in October.

     Looking ahead, the manager believes the domestic economy will slow somewhat, but will still remain relatively strong. The manager believes the Fund is well-positioned to benefit from this environment in 1999.


                                          See page 37 for financial details.  17

PIMCO Growth Fund


OBJECTIVE
Long-term growth of capital; income is incidental


PORTFOLIO
Primarily stocks of larger, well-established companies


FUND INCEPTION DATE
2/24/84


TOTAL NET ASSETS
$2,240 million


NUMBER OF SECURITIES IN THE PORTFOLIO
45 (not including short-term instruments)


PIMCO ADVISORS INSTITUTIONAL MANAGER
Columbus Circle Investors



--------------------------------------------------------------------------------
 PERFORMANCE*
--------------------------------------------------------------------------------

Average Annual Total Return   For periods ended 12/31/98

                 A Shares          B Shares          C Shares          Lipper
                                                              S&P 500  Growth
                         Adjusted          Adjusted  Adjusted Index    Fund Avg.
--------------------------------------------------------------------------------
6 months          9.8%     3.8%     9.4%     4.6%     8.5%     9.2%     6.2%
1 year           39.9%    32.2%    38.9%    33.9%    37.9%    28.6%    22.9%
5 years          21.2%    19.8%    20.3%    20.1%    20.3%    24.1%    18.6%
10 years         19.4%    18.8%    18.6%    18.6%    18.6%    19.2%    16.7%
Inception        18.9%    18.4%    18.0%    18.0%    18.0%      --       --


Change in Value
$10,000 invested at the Fund's inception

                           [LINE GRAPH APPEARS HERE]

                                    RETAIL

                        PIMCO          PIMCO          PIMCO        S&P 500
                     Growth A       Growth B       Growth C          Index
=============================================================================
     02/29/84        9,450.00      10,000.00      10,000.00      10,000.00
     03/31/84        9,693.23      10,250.00      10,250.00      10,180.00
     04/30/84        9,755.95      10,310.00      10,310.00      10,251.34
     05/31/84        9,421.49       9,949.98       9,949.98       9,708.01
     06/30/84        9,645.42      10,180.32      10,180.32       9,911.79
     07/31/84        9,718.37      10,250.89      10,250.89       9,763.24
     08/31/84       10,498.68      11,067.28      11,067.28      10,866.25
     09/30/84       10,428.34      10,986.40      10,986.40      10,877.25
     10/31/84       10,521.72      11,077.73      11,077.73      10,909.97
     11/30/84       10,448.76      10,994.08      10,994.08      10,800.80
     12/31/84       10,661.68      11,210.94      11,210.94      11,081.54
     01/31/85       11,421.52      12,002.82      12,002.82      11,947.02
     02/28/85       11,517.36      12,096.65      12,096.65      12,095.06
     03/31/85       11,564.42      12,138.37      12,138.37      12,103.50
     04/30/85       11,510.90      12,074.75      12,074.75      12,092.51
     05/31/85       12,129.38      12,715.76      12,715.76      12,790.01
     06/30/85       12,477.64      13,073.12      13,073.12      12,975.89
     07/31/85       12,495.22      13,083.19      13,083.19      12,957.74
     08/31/85       12,432.30      13,009.08      13,009.08      12,847.54
     09/30/85       12,075.41      12,627.67      12,627.67      12,449.18
     10/31/85       12,573.19      13,140.19      13,140.19      13,021.91
     11/30/85       13,267.10      13,857.32      13,857.32      13,920.38
     12/31/85       14,017.60      14,632.23      14,632.23      14,588.48
     01/31/86       14,349.09      14,968.58      14,968.58      14,670.17
     02/28/86       15,509.23      16,170.20      16,170.20      15,767.50
     03/31/86       16,235.22      16,916.86      16,916.86      16,647.33
     04/30/86       16,256.05      16,928.31      16,928.31      16,459.22
     05/31/86       16,953.67      17,643.91      17,643.91      17,334.84
     06/30/86       17,257.08      17,948.83      17,948.83      17,627.81
     07/31/86       16,873.83      17,538.73      17,538.73      16,642.41
     08/31/86       17,837.90      18,529.36      18,529.36      17,877.28
     09/30/86       16,770.12      17,408.94      17,408.94      16,398.83
     10/31/86       17,584.01      18,242.66      18,242.66      17,345.04
     11/30/86       17,895.71      18,554.90      18,554.90      17,766.52
     12/31/86       17,396.58      18,025.56      18,025.56      17,313.48
     01/31/87       19,736.59      20,438.57      20,438.57      19,645.60
     02/28/87       21,025.80      21,762.13      21,762.13      20,421.60
     03/31/87       21,434.78      22,171.48      22,171.48      21,011.79
     04/30/87       21,395.27      22,116.74      22,116.74      20,824.78
     05/31/87       21,606.74      22,321.27      22,321.27      21,005.96
     06/30/87       22,544.63      23,276.45      23,276.45      22,066.76
     07/31/87       23,388.61      24,081.58      24,081.58      23,185.54
     08/31/87       24,014.63      24,763.45      24,763.45      24,050.36
     09/30/87       23,910.22      24,640.42      24,640.42      23,523.66
     10/31/87       18,910.22      19,040.20      19,040.20      18,456.66
     11/30/87       17,226.82      17,727.93      17,727.93      16,935.84
     12/31/87       18,858.76      19,396.18      19,396.18      18,224.65
     01/31/88       18,651.36      19,170.58      19,170.58      18,991.91
     02/29/88       19,818.97      20,359.35      20,359.35      19,876.93
     03/31/88       19,553.08      20,073.48      20,073.48      19,262.74
     04/30/88       19,726.57      20,239.13      20,239.13      19,476.55
     05/31/88       19,900.58      20,404.52      20,404.52      19,646.00
     06/30/88       21,086.79      21,608.25      21,608.25      20,547.75
     07/31/88       20,703.77      21,201.99      21,201.99      20,469.67
     08/31/88       19,627.88      20,087.02      20,087.02      19,773.70
     09/30/88       20,538.77      21,006.91      21,006.91      20,616.06
     10/31/88       20,684.82      21,142.78      21,142.78      21,189.19
     11/30/88       20,314.11      20,750.79      20,750.79      20,886.18
     12/31/88       20,780.52      21,213.74      21,213.74      21,251.69
     01/31/89       22,156.40      22,604.85      22,604.85      22,807.31
     02/28/89       21,739.44      22,166.48      22,166.48      22,239.41
     03/31/89       22,672.67      23,104.01      23,104.01      22,757.59
     04/30/89       24,318.86      24,767.24      24,767.24      23,938.71
     05/31/89       26,131.52      26,596.78      26,596.78      24,908.23
     06/30/89       25,803.31      26,246.42      26,246.42      24,766.25
     07/31/89       28,027.40      28,491.53      28,491.53      27,002.64
     08/31/89       28,880.75      29,341.04      29,341.04      27,531.89
     09/30/89       29,451.29      29,902.19      29,902.19      27,419.01
     10/31/89       28,558.56      28,976.95      28,976.95      26,782.89
     11/30/89       29,144.35      29,553.45      29,553.45      27,329.26
     12/31/89       28,774.22      29,159.80      29,159.80      27,985.16
     01/31/90       26,670.42      27,009.82      27,009.82      26,107.36
     02/28/90       27,340.33      27,672.34      27,672.34      26,444.14
     03/31/90       28,028.70      28,351.11      28,351.11      27,144.91
     04/30/90       27,869.98      28,173.55      28,173.55      26,466.29
     05/31/90       30,829.77      31,147.49      31,147.49      29,046.75
     06/30/90       31,363.55      31,666.91      31,666.91      28,849.24
     07/31/90       30,804.00      31,081.77      31,081.77      28,756.92
     08/31/90       28,536.85      28,774.66      28,774.66      26,157.29
     09/30/90       27,297.73      27,507.20      27,507.20      24,883.43
     10/31/90       27,247.64      27,442.33      27,442.33      24,776.43
     11/30/90       28,619.06      28,823.56      28,823.56      26,376.99
     12/31/90       29,057.94      29,245.80      29,245.80      27,112.91
     01/31/91       30,456.81      30,652.90      30,652.90      28,295.03
     02/28/91       32,752.83      32,926.06      32,926.06      30,318.13
     03/31/91       33,685.86      33,846.47      33,846.47      31,051.83
     04/30/91       33,362.92      33,503.75      33,503.75      31,126.35
     05/31/91       35,174.25      35,325.78      35,325.78      32,471.01
     06/30/91       33,431.41      33,555.60      33,555.60      30,983.84
     07/31/91       35,715.07      35,816.51      35,816.51      32,427.68
     08/31/91       37,513.08      37,589.22      37,589.22      33,196.22
     09/30/91       37,099.76      37,154.91      37,154.91      32,641.84
     10/31/91       38,322.56      38,366.50      38,366.50      33,079.24
     11/30/91       36,829.67      36,847.37      36,847.37      31,746.15
     12/31/91       41,485.01      41,492.24      41,492.24      35,377.91
     01/31/92       40,522.77      40,491.33      40,491.33      34,719.88
     02/29/92       40,811.05      40,761.16      40,761.16      35,171.24
     03/31/92       39,907.08      39,837.10      39,837.10      34,485.40
     04/30/92       39,695.42      39,586.77      39,586.77      35,499.27
     05/31/92       40,311.05      40,182.95      40,182.95      35,673.22
     06/30/92       39,060.60      38,913.00      38,913.00      35,142.40
     07/31/92       40,272.77      40,106.19      40,106.19      36,577.97
     08/31/92       38,771.68      38,566.88      38,566.88      35,829.22
     09/30/92       39,945.58      39,721.41      39,721.41      36,250.21
     10/31/92       40,600.16      40,337.57      40,337.57      36,373.27
     11/30/92       42,408.58      42,108.19      42,108.19      37,613.85
     12/31/92       42,694.62      42,355.87      42,355.87      38,075.37
     01/31/93       43,758.78      43,400.24      43,400.24      38,393.68
     02/28/93       42,852.72      42,473.65      42,473.65      38,916.99
     03/31/93       43,837.81      43,419.96      43,419.96      39,738.14
     04/30/93       41,887.43      41,469.06      41,469.06      38,777.67
     05/31/93       44,054.97      43,578.42      43,578.42      39,814.97
     06/30/93       44,429.62      43,932.80      43,932.80      39,931.63
     07/31/93       44,488.84      43,952.35      43,952.35      39,771.10
     08/31/93       45,986.29      45,410.82      45,410.82      41,280.02
     09/30/93       47,029.72      46,416.17      46,416.17      40,963.40
     10/31/93       46,890.28      46,257.34      46,257.34      41,810.93
     11/30/93       46,114.62      45,440.99      45,440.99      41,412.47
     12/31/93       46,996.52      46,303.41      46,303.41      41,913.15
     01/31/94       49,247.32      48,470.69      48,470.69      43,338.20
     02/28/94       48,338.85      47,560.55      47,560.55      42,162.00
     03/31/94       46,153.70      45,392.93      45,392.93      40,323.74
     04/30/94       45,525.87      44,742.14      44,742.14      40,840.69
     05/31/94       46,326.94      45,501.19      45,501.19      41,510.88
     06/30/94       45,179.98      44,352.51      44,352.51      40,493.45
     07/31/94       46,305.41      45,414.84      45,414.84      41,823.25
     08/31/94       48,599.06      47,647.93      47,647.93      43,538.01
     09/30/94       47,625.76      46,650.85      46,650.85      42,473.50
     10/31/94       49,378.58      48,341.29      48,341.29      43,427.88
     11/30/94       47,063.07      46,021.73      46,021.73      41,846.24
     12/31/94       47,001.04      45,958.18      45,958.18      42,466.82
     01/31/95       47,344.25      46,256.77      46,256.77      43,567.98
     02/28/95       48,763.77      47,611.44      47,611.44      45,265.83
     03/31/95       49,862.27      48,644.71      48,644.71      46,601.62
     04/30/95       51,488.08      50,206.10      50,206.10      47,974.04
     05/31/95       53,090.39      51,745.27      51,745.27      49,891.56
     06/30/95       55,219.47      53,789.06      53,789.06      51,050.54
     07/31/95       57,142.05      55,627.03      55,627.03      52,743.38
     08/31/95       57,645.58      56,086.12      56,086.12      52,875.76
     09/30/95       58,904.62      57,280.36      57,280.36      55,107.12
     10/31/95       59,133.35      57,440.80      57,440.80      54,910.39
     11/30/95       60,621.91      58,864.76      58,864.76      57,320.95
     12/31/95       60,367.72      58,581.68      58,581.68      58,424.95
     01/31/96       63,095.74      61,199.99      61,199.99      60,413.74
     02/29/96       64,279.35      62,288.79      62,288.79      60,973.77
     03/31/96       64,356.49      62,341.18      62,341.18      61,560.95
     04/30/96       65,179.93      63,092.83      63,092.83      62,468.36
     05/31/96       66,672.62      64,493.17      64,493.17      64,079.42
     06/30/96       65,797.47      63,611.94      63,611.94      64,323.56
     07/31/96       61,988.59      59,879.51      59,879.51      61,481.75
     08/31/96       63,583.99      61,382.90      61,382.90      62,778.40
     09/30/96       68,395.13      65,997.42      65,997.42      66,311.57
     10/31/96       69,501.08      67,033.78      67,033.78      68,140.44
     11/30/96       73,540.28      70,870.66      70,870.66      73,291.18
     12/31/96       71,489.90      68,848.51      68,848.51      71,839.28
     01/31/97       74,921.99      72,120.67      72,120.67      76,327.80
     02/28/97       72,868.00      70,098.12      70,098.12      76,926.20
     03/31/97       68,967.09      66,291.65      66,291.65      73,765.31
     04/30/97       71,871.15      69,057.27      69,057.27      78,169.10
     05/31/97       77,121.55      74,053.08      74,053.08      82,928.03
     06/30/97       79,291.76      76,076.06      76,076.06      86,643.21
     07/31/97       87,681.62      84,076.15      84,076.15      93,537.40
     08/31/97       82,166.71      78,752.19      78,752.19      88,297.44
     09/30/97       87,506.80      83,807.30      83,807.30      93,133.49
     10/31/97       85,012.60      81,368.25      81,368.25      90,022.83
     11/30/97       85,747.10      82,023.19      82,023.19      94,189.99
     12/31/97       87,761.13      83,881.75      83,881.75      95,807.23
     01/31/98       89,716.36      85,708.53      85,708.53      96,866.86
     02/28/98       96,539.29      92,169.58      92,169.58     103,852.90
     03/31/98      103,051.93      98,348.72      98,348.72     109,171.20
     04/30/98      105,075.25     100,175.84     100,175.84     110,269.47
     05/31/98      103,634.04      98,771.88      98,771.88     108,373.93
     06/30/98      111,828.38     106,495.94     106,495.94     112,776.08
     07/31/98      109,837.84     104,525.76     104,525.76     111,575.02
     08/31/98       89,957.19      85,533.43      85,564.79      95,443.50
     09/30/98       97,945.39      93,077.48      93,111.60     101,557.61
     10/31/98      101.921.97      96,800.58      96,836.07     109,818.31
     11/30/98      109,637.46     104,060.62     104,098.77     116,474.40
     12/31/98      122,815.89     116.495.87     116,496.94     123,185.65

*The adjusted returns above include the effect of paying the applicable sales charges. Class A and B shares commenced operations after the inception date shown. Total return for the periods shown before the inception of Class A and B shares reflects the performance for this Fund's oldest class of shares (Class
C), restated to reflect the appropriate operating expenses for those shares. Had Class A share returns been restated on the basis of different sales charges, but without regard to the lower operating expenses of Class A shares, the adjusted total return figures for the 10-year and since inception periods would have been lower, namely 18.6% and 18.0%, respectively. Past performance is not an indication of future results. See page 30 for Footnotes, which include additional details.

--------------------------------------------------------------------------------
 PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Top 10 Holdings                                           % of Total Investments
--------------------------------------------------------------------------------
Microsoft Corp.                                                             3.9%
Computer software
--------------------------------------------------------------------------------
Intel Corp.                                                                 3.3%
Intel Corp.
--------------------------------------------------------------------------------
Home Depot, Inc.                                                            3.2%
Semiconductor memory circuits
--------------------------------------------------------------------------------
America Online, Inc.                                                        3.2%
Online service provider
--------------------------------------------------------------------------------
Safeway, Inc.                                                               3.2%
Food supermarket chain
--------------------------------------------------------------------------------
Cendant Corp.                                                               3.0%
Consumer services
--------------------------------------------------------------------------------
Wal-Mart Stores, Inc.                                                       3.0%
Discount stores
--------------------------------------------------------------------------------
HBO & Co.                                                                   2.9%
Hospital information systems
--------------------------------------------------------------------------------
CVS Corp.                                                                   2.9%
Retail health stores
--------------------------------------------------------------------------------
Eli Lilly & Co.                                                             2.7%
Ethical drugs/chemicals
--------------------------------------------------------------------------------
Top Ten Total                                                              31.3%
--------------------------------------------------------------------------------

Top 5 Industries                                          % of Total Investments
--------------------------------------------------------------------------------
Technology                                                                 19.6%
--------------------------------------------------------------------------------
Consumer Discretionary                                                     19.0%
--------------------------------------------------------------------------------
Health Care                                                                17.1%
--------------------------------------------------------------------------------
Financial & Business Services                                              12.8%
--------------------------------------------------------------------------------
Consumer Staples                                                            7.9%
--------------------------------------------------------------------------------

Portfolio Composition
--------------------------------------------------------------------------------
Common Stock                                                                95%
--------------------------------------------------------------------------------
Cash Equivalents                                                             5%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
 PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

For the six months ended December 31, 1998, the Growth Fund's Class A shares returned 9.8%, Class B shares returned 9.4%, and Class C shares returned 8.5% compared to 9.2% for the S&P 500 Index and 6.2% for the Lipper Growth Fund Average.

     Technology was the best performing sector for the Fund this period. The Fund's strongest performer in this sector was America Online, the largest provider of online services in the world. A rise in the company's stock price was fueled by AOL's proposed acquisition of Netscape Communications, which will give AOL control of a major Internet portal and allow it to extend its dominance in the Internet industry. And AOL continues to report phenomenal growth in its membership, surpassing 15 million subscribers in the fourth quarter. In 1998, the company expanded its networking capabilities and saw a resulting jump in subscribers. By increasing monthly subscription rates from $19.95 to $21.95, the company was able to dramatically increase revenue.

     Another strong performer for the Fund was the retail sector. With the economy experiencing low unemployment, rising wages and low interest rates, the Fund's manager focused on consumer spending as a key theme in the portfolio. Retail stocks sold off during the third quarter, as investors grew concerned that the market's decline would shake consumer confidence and impact spending intentions. However, the October rate cut sparked a recovery in the group, and the Fund's largest sector holdings, Home Depot and Wal-Mart, responded well.

     The health care sector turned in mixed performance for the Fund this period. Although the Fund's healthcare stocks turned in a strong performance in 1998, they underperformed during the fourth quarter. The poor performance can be attributed in part to profit-taking associated with the strength of these stocks earlier this year. More importantly, pharmaceutical companies are nearing the end of very strong product cycles and are expected to experience a six-month pause as they reload for the next cycle. Anticipating this event, the manager cut back the Fund's position in pharmaceutical stocks from an overweight position to market weight, thereby minimizing the impact of the group's poor performance in the fourth quarter.

     Energy was a disappointing sector for the Fund this period. This underperformance was largely due to the low price of oil, which made it extremely difficult for companies in this industry to grow earnings in 1998. Even conflagration between the United States and Iraq could not boost the price of oil, as this commodity suffered from over-supply and last year's warm winter.

     Looking forward, the manager remains cautious about the market's prospects in 1999 and believes that the current uncertain environment places a greater emphasis on stock selection, which should benefit PIMCO Growth Fund.


18                                            See page 38 for financial details.

December 31, 1998

PIMCO Value 25 Fund


OBJECTIVE
Long-term growth of capital and income


PORTFOLIO
Approximately 25 common stocks of companies with medium market capitalizations and that have below-average price to earnings ratios relative to their industry groups


FUND INCEPTION DATE
7/10/98


TOTAL NET ASSETS
$2 million


NUMBER OF SECURITIES IN THE PORTFOLIO
24 (not including short-term instruments)


PIMCO ADVISORS INSTITUTIONAL MANAGER
NFJ Investment Group


--------------------------------------------------------------------------------
 PERFORMANCE*
--------------------------------------------------------------------------------

Total Return   For periods ended 12/31/98

               A Shares         B Shares          C Shares             Lipper
                                                            S&P 500    Mid-Cap
                      Adjusted         Adjusted   Adjusted  Index      Fund Avg.
--------------------------------------------------------------------------------
Inception     -14.7%   -19.4%   -15.0%  -19.2%     -15.8%    --          --


*The adjusted returns above include the effect of paying the applicable sales charges. Past performance is not an indication of future results. See page 30 for Footnotes, which include additional details.

--------------------------------------------------------------------------------
 PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Top 10 Holdings                                           % of Total Investments
--------------------------------------------------------------------------------
Clayton Homes, Inc.                                                         6.5%
Produces/finances man.homes
--------------------------------------------------------------------------------
Old Republic International Corp.                                            6.4%
Life insurance provider
--------------------------------------------------------------------------------
Cordant Technologies, Inc.                                                  6.0%
Aerospace propulsion systems
--------------------------------------------------------------------------------
Lennar Corp.                                                                5.5%
Residential communities
--------------------------------------------------------------------------------
Bowater, Inc.                                                               5.1%
Newsprint/paper products
--------------------------------------------------------------------------------
Lancaster Colony Corp.                                                      4.9%
Food/auto products
--------------------------------------------------------------------------------
Thomas & Betts Corp.                                                        4.9%
Electrical connectors/components
--------------------------------------------------------------------------------
Ross Stores, Inc.                                                           4.9%
Apparel shoes
--------------------------------------------------------------------------------
Crescent Real Estate Equities Co.                                           4.8%
Real Estate investment trust
--------------------------------------------------------------------------------
Golden West Financial Corp.                                                 4.5%
Savings & Loan
--------------------------------------------------------------------------------
Top Ten Total                                                              53.5%
--------------------------------------------------------------------------------

Top 5 Industries                                          % of Total Investments
--------------------------------------------------------------------------------
Financial & Business Services                                              27.5%
--------------------------------------------------------------------------------
Consumer Discretionary                                                     21.0%
--------------------------------------------------------------------------------
Building                                                                   18.1%
--------------------------------------------------------------------------------
Capital Goods                                                              10.8%
--------------------------------------------------------------------------------
Materials & Processing                                                      7.9%
--------------------------------------------------------------------------------

Portfolio Composition
--------------------------------------------------------------------------------
Common Stock                                                                 95%
--------------------------------------------------------------------------------
Cash Equivalents                                                              5%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
 PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

For the period since inception through December 31, 1998, the PIMCO Value 25 Fund posted returns of -14.7% for Class A shares, -15.0% for Class B shares and -15.8% for Class C shares.

     PIMCO Value 25 Fund was started on July 10, 1998. The Fund's objective is to seek long-term growth of capital and income. The Fund invests in approximately 25 mid-cap value stocks. The Fund manager maintains this concentrated portfolio in order to maximize these holdings' potential returns.

     The Fund held several home building stocks, including Lennar Corporation and Clayton Homes. These stocks benefited from low interest rates and a strong domestic economy, which drove home sales and home remodelings. Clayton Homes in particular was a standout performer. The company builds, sells, finances and insures manufactured homes, as well as owns and operates residential manufactured housing communities, operating in 28 states. It has increased its number of sales centers, which has resulted in an increase in sales as well as an increase in its stock price.

     Several financial stocks also contributed to the Fund's performance during this period, also due to low interest rates and a strong economy. Golden West Financial, for instance, saw its stock rise after the Federal Reserve cut interest rates in the fourth quarter. Golden West, a savings and loan holding company, also benefited from the strong domestic economy, which resulted in fewer loan defaults and higher credit quality.

     One stock that did not perform well for the Fund in the past six months was Crescent Real Estate, a Real Estate Investment Trust. Its dividend yields are high at 10%, but the stock suffered because REITs in general were unpopular with investors, who were attracted to high growth stocks. The company remains fundamentally sound with a very low valuation.

     Looking ahead, the Fund manager believes the mid-cap value sector offers attractive valuations, good liquidity and growth potential and is poised to appreciate in value in the coming year.


                                          See page 39 for financial details.  19

PIMCO Mid-Cap Growth Fund


OBJECTIVE
Growth of capital


PORTFOLIO
Primarily common stocks of companies with medium capitalizations that have improving fundamentals and whose stock is reasonably valued


FUND INCEPTION DATE
8/26/91


TOTAL NET ASSETS
$969 million


NUMBER OF SECURITIES IN THE PORTFOLIO
87 (not including short-term instruments)


PIMCO ADVISORS INSTITUTIONAL MANAGER
Cadence Capital Management


--------------------------------------------------------------------------------
 PERFORMANCE*
--------------------------------------------------------------------------------

Average Annual Total Return   For periods ended 12/31/98

               A Shares          B Shares          C Shares            Lipper
                                                             S&P Mid-  Mid-Cap
                        Adjusted          Adjusted Adjusted  Cap Index Fund Avg.
--------------------------------------------------------------------------------
6 months           0.5%    -5.0%     0.2%    -4.6%    -0.8%      8.9%     0.8%
1 year             7.5%     1.6%     6.7%     1.7%     5.7%     18.3%    12.3%
3 years           20.8%    18.6%    20.0%    19.3%    20.0%     23.1%    16.4%
5 years           18.6%    17.3%    17.7%    17.5%    17.7%     18.7%    14.9%
Inception         17.8%    16.9%    16.9%    16.9%    16.9%       --       --


Change in Value
$10,000 invested at the Fund's inception


                                    RETAIL

                      PIMCO         PIMCO         PIMCO           S&P
                    Mid-Cap       Mid-Cap       Mid-Cap       Mid-Cap
                   Growth A      Growth B      Growth C         Index
     ========     =========     =========     =========     =========
     08/31/91      9,450.00     10,000.00     10,000.00     10,000.00
     09/30/91      9,399.57      9,940.38      9,940.38      9,967.45
     10/31/91      9,740.67     10,294.67     10,294.67     10,357.92
     11/30/91      9,462.70      9,994.60      9,994.60     10,008.88
     12/31/91     10,693.64     11,288.31     11,288.31     11,191.96
     01/31/92     10,701.94     11,289.90     11,289.90     11,389.96
     02/29/92     10,802.97     11,389.72     11,389.72     11,571.19
     03/31/92     10,476.53     11,038.33     11,083.33     11,135.40
     04/30/92     10,403.77     10,954.71     10,954.71     11,002.40
     05/31/92     10,409.70     10,954.03     10,954.03     11,106.57
     06/30/92     10,131.07     10,654.08     10,654.08     10,789.48
     07/31/92     10,406.07     10,936.50     10,936.50     11,325.11
     08/31/92     10,098.41     10,606.27     10,606.27     11,054.23
     09/30/92     10,427.53     10,945.53     10,945.53     11,208.93
     10/31/92     10,764.97     11,292.86     11,292.86     11,477.21
     11/30/92     11,409.81     11,962.32     11,962.32     12,118.62
     12/31/92     11,628.73     12,184.26     12,184.26     12,525.27
     01/31/93     12,055.69     12,623.91     12,623.91     12,681.89
     02/28/93     11,680.02     12,223.24     12,223.24     12,504.48
     03/31/93     12,152.78     12,710.25     12,710.25     12,936.20
     04/30/93     11,815.71     12,349.94     12,349.94     12,597.71
     05/31/93     12,317.63     12,866.70     12,866.70     13,171.58
     06/30/93     12,695.15     13,253.28     13,253.28     13,237.63
     07/31/93     12,534.85     13,077.33     13,077.33     13,212.21
     08/31/93     13,151.14     13,711.95     13,711.95     13,757.69
     09/30/93     13,499.84     14,067.16     14,067.16     13,903.11
     10/31/93     13,358.58     13,911.09     13,911.09     13,948.52
     11/30/93     12,981.29     13,509.52     13,509.52     13,639.97
     12/31/93     13,409.82     13,946.87     13,946.87     14,273.20
     01/31/94     13,683.11     14,222.05     14,222.05     14,605.21
     02/28/94     13,659.83     14,189.64     14,189.64     14,397.96
     03/31/94     13,157.45     13,658.82     13,658.82     13,731.08
     04/30/94     13,200.75     13,695.41     13,695.41     13,833.24
     05/31/94     12,957.03     13,433.65     13,433.65     13,702.29
     06/30/94     12,522.11     12,974.44     12,974.44     13,230.40
     07/31/94     12,800.99     13,255.22     13,255.22     13,678.39
     08/31/94     13,466.95     13,936.34     13,936.34     14,394.76
     09/30/94     13,117.92     13,566.55     13,566.55     14,126.14
     10/31/94     13,378.15     13,827.03     13,827.03     14,280.59
     11/30/94     12,741.66     13,160.83     13,160.83     13,636.47
     12/31/94     13,040.58     13,461.12     13,461.12     13,761.63
     01/31/95     12,911.74     13,319.51     13,319.51     13,904.89
     02/28/95     13,693.26     14,117.97     14,117.97     14,634.47
     03/31/95     14,129.02     14,558.35     14,558.35     14,888.42
     04/30/95     14,443.32     14,873.37     14,873.37     15,187.34
     05/31/95     14,936.34     15,371.71     15,371.71     15,553.70
     06/30/95     15,812.21     16,263.84     16,263.84     16,186.88
     07/31/95     17,299.04     17,782.43     17,782.43     17,031.31
     08/31/95     17,427.21     17,903.01     17,903.01     17,346.29
     09/30/95     17,670.48     18,141.91     18,141.91     17,766.75
     10/31/95     17,393.34     17,845.85     17,845.85     17,309.61
     11/30/95     17,722.92     18,172.93     18,172.93     18,065.61
     12/31/95     17,834.10     18,275.41     18,275.41     18,020.66
     01/31/96     18,181.06     18,619.35     18,619.35     18,282.10
     02/29/96     18,616.48     19,054.07     19,054.07     18,903.47
     03/31/96     18,843.58     19,274.32     19,274.32     19,130.01
     04/30/96     19,231.36     19,658.77     19,658.77     19,714.26
     05/31/96     19,549.70     19,971.52     19,971.52     19,980.88
     06/30/96     19,146.21     19,546.92     19,546.92     19,681.07
     07/31/96     18,223.92     18,592.54     18,592.54     18,349.56
     08/31/96     19,212.09     19,588.84     19,588.84     19,407.84
     09/30/96     20,554.21     20,945.04     20,945.04     20,254.02
     10/31/96     20,684.79     21,065.03     21,065.03     20,321.96
     11/30/96     21,936.95     22,327.25     22,327.25     21,457.19
     12/31/96     21,913.80     22,289.49     22,289.49     21,481.00
     01/31/97     22,809.49     23,183.46     23,195.99     22,287.40
     02/28/97     22,415.61     22,783.29     22,782.93     22,104.20
     03/31/97     21,775.96     22,107.72     22,107.38     21,161.90
     04/30/97     22,231.10     22,558.10     22,557.75     21,710.20
     05/31/97     23,756.49     24,096.94     24,096.57     23,608.54
     06/30/97     24,900.81     25,235.45     25,247.57     24,271.94
     07/31/97     27,201.38     27,562.79     27,562.14     26,675.11
     08/31/97     27,164.22     27,500.44     27,499.79     26,643.10
     09/30/97     29,058.92     29,402.26     29,401.57     28,175.07
     10/31/97     28,443.77     28,751.53     28,750.85     26,949.46
     11/30/97     28,628.57     28,926.63     28,938.45     27,348.31
     12/31/97     29,282.56     29,577.22     29,576.37     28,409.42
     01/31/98     28,760.54     29,021.05     29,020.21     27,869.65
     02/28/98     30,442.81     30,703.05     30,702.17     30,177.25
     03/31/98     31,368.94     31,617.27     31,616.36     31,538.25
     04/30/98     31,812.37     32,041.44     32,053.77     32,115.40
     05/31/98     30,716.43     30,928.52     30,927.69     30,670.20
     06/30/98     31,303.49     31,485.17     31,484.32     30,863.43
     07/31/98     30,389.42     30,559.50     30,558.68     29,665.02
     08/31/98     24,964.91     25,089.35     25,088.68     24,145.10
     09/30/98     26,764.88     26,878.22     26,877.50     26,397.83
     10/31/98     27,495.56     27,593.18     27,592.44     28,757.80
     11/30/98     29,007.82     29,091.49     29,090.71     30,192.81
     12/31/98     31,467.68     31,552.63     31,551.79     33,595.54

*The adjusted returns above include the effect of applicable sales charges. Excluding the 6 -month and 1-year returns, these returns represent the blended performance of the Fund's retail class shares (for the period from 1/13/97) and the prior performance of the Fund's institutional class shares (for the period from 8/26/91), adjusted for retail class fees and expenses. Past performance is not an indication of future results. See page 30 for Footnotes, which include additional details.

--------------------------------------------------------------------------------
 PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Top 10 Holdings                                           % of Total Investments
--------------------------------------------------------------------------------
Waters Corp.                                                                1.7%
Liquid chromatography instruments
--------------------------------------------------------------------------------
Network Associates, Inc.                                                    1.6%
Network security software
--------------------------------------------------------------------------------
Abercrombie & Fitch Co. 'A'                                                 1.5%
Retail apparel stores
--------------------------------------------------------------------------------
Unisys Corp.                                                                1.5%
Business info. systems
--------------------------------------------------------------------------------
Comverse Technology, Inc.                                                   1.5%
Multimedia communications
--------------------------------------------------------------------------------
Bergen Brunswig Corp. 'A'                                                   1.4%
Drug and healthcare distributor
--------------------------------------------------------------------------------
Symbol Technologies, Inc.                                                   1.4%
Bar code laser scanners
--------------------------------------------------------------------------------
Century Telephone Enterprises, Inc.                                         1.4%
Telephone services
--------------------------------------------------------------------------------
Best Buy Co., Inc.                                                          1.4%
Electric/appliances stores
--------------------------------------------------------------------------------
Shaw Industries, Inc.                                                       1.4%
Carpet manufacturer
--------------------------------------------------------------------------------
Top Ten Total                                                              14.8%
--------------------------------------------------------------------------------

Top 5 Industries                                          % of Total Investments
--------------------------------------------------------------------------------
Financial & Business Services                                              24.8%
--------------------------------------------------------------------------------
Technology                                                                 18.8%
--------------------------------------------------------------------------------
Consumer Discretionary                                                     14.4%
--------------------------------------------------------------------------------
Health Care                                                                11.9%
--------------------------------------------------------------------------------
Utilities                                                                   6.3%
--------------------------------------------------------------------------------

Portfolio Composition
--------------------------------------------------------------------------------
Common Stock                                                               96%
--------------------------------------------------------------------------------
Cash Equivalents                                                            4%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
 PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

For the six months ended December 31, 1998, PIMCO Mid-Cap Growth Fund posted returns of 0.5% for Class A shares, 0.2% for Class B shares and -0.8% for Class C shares.

     The strongest performing sector for the Fund this period was health care. New product introductions and expanding markets in the aging population made for attractive growth prospects in this area. Although these stocks were strong across the board, one stock in particular, Guidant, performed very well, rising nearly 50%. It continues to achieve success in its release of new cardiovascular products while growing its bottom line. A number of mergers in this sector also drove up stock prices. For instance, cardiac device maker Arterial Vascular Engineering was purchased by Medtronic, helping its stock rise nearly 20%. Other mergers in the industry included hospital supplier Allegiance Corp, which is in the process of being taken over by Cardinal Health and saw a huge uptick in its stock price.

     Another strong sector for the Fund this period was technology, as these stocks benefited from increased spending for the Year 2000 (Y2K) problem as well as a decrease in the severity of the global economic crisis. One standout technology stock this year was Network Associates, a data storage supplier. This company benefited from three secular stories: increased Y2K spending, an increase in Internet applications and continuous upgrades in the PC area.

     Another strong sector for the Fund was consumer cyclicals, an area that was driven by the strong domestic economy. Consumers continued to spend, driven by the additional wealth related to a strong stock market. Portfolio holdings such as Harley Davidson benefited from the 'deep pockets' of American consumers, as its sales saw a large increase, especially among its higher-end product offerings.

     A disappointing sector for the Fund proved to be utilities. Although the sector ended the year in positive territory, its returns were low. Many of the Fund's holdings are diversified providers and distributors of power that are learning to adjust to a new era of deregulation. Their management teams are strong and they have adjusted well, but their profits continue to suffer.

     Looking ahead, the manager believes the Fund's holdings continue to reflect its growth at a reasonable price philosophy. The reasons for holding these stocks include reasonable revenue growth, stable margins and the strategic use of cash flow to buy back stock. The positive fundamentals of these holdings, accompanied with very reasonable valuation measures, lead the manager to remain optimistic about the prospects for the Fund.


20                                            See page 40 for financial details.

PIMCO Target Fund


OBJECTIVE
Capital appreciation; no consideration given to income

PORTFOLOIO
Primarily common stocks of companies with medium-sized capitalizations

Fund Inception date
12/17/92

Total Net Assets
$1,123 million


Number of Securities in the Portfolio
54 (not including short-term instruments)

PIMCO ADVISORS INSTITUTIONAL MANAGER
Columbus Circle Investors

--------------------------------------------------------------------------------
 PERFORMANCE*
--------------------------------------------------------------------------------

Average Annual Total Return   For periods ended 12/31/98

              A Shares          B Shares           C Shares   S&P      Lipper
                                                              Mid-Cap  Mid-Cap
                     Adjusted          Adjusted   Adjusted    Index    Fund Avg.
--------------------------------------------------------------------------------
6 months       5.2%    -0.6%     4.9%     0.0%      3.9%       8.9%      0.8%
1 year        24.2%    17.3%    23.3%    18.3%     22.3%      18.3%     12.3%
3 years       19.0%    16.8%    18.1%    17.4%     18.1%      23.1%     16.4%
5 years       18.1%    16.8%    17.2%    17.0%     17.2%      18.7%     14.9%
Inception     19.4%    18.3%    18.5%    18.5%     18.5%        --        --

Change in Value
$10,000 invested at the Fund's inception

                           [LINE GRAPH APPEARS HERE]

                                    RETAIL

                      PIMCO          PIMCO          PIMCO            S&P
                   Target A       Target B       Target C        Mid-Cap
                                                                   Index
     ========     =========      =========      =========      =========
     12/31/92      9,450.00      10,000.00      10,000.00      10,000.00
     01/31/93      9,571.52      10,118.70      10,118.70      10,125.04
     02/28/93      9,515.41      10,049.49      10,049.49       9,983.40
     03/31/93      9,982.79      10,544.02      10,544.02      10,328.08
     04/30/93      9,749.11      10,286.90      10,286.90      10,057.83
     05/31/93     10,375.34      10,949.63      10,949.63      10,516.00
     06/30/93     10,674.44      11,256.23      11,256.23      10,568.74
     07/31/93     10,964.25      11,543.02      11,543.02      10,548.44
     08/31/93     11,758.69      12,373.91      12,373.91      10,983.95
     09/30/93     11,889.52      12,512.37      12,512.37      11,100.05
     10/31/93     11,982.94      12,591.44      12,591.44      11,136.30
     11/30/93     11,403.40      11,978.25      11,978.25      10,889.95
     12/31/93     11,860.45      12,452.13      12,452.13      11,395.52
     01/31/94     12,162.31      12,761.61      12,761.61      11,660.59
     02/28/94     11,945.37      12,521.91      12,521.91      11,495.13
     03/31/94     11,567.96      12,122.51      12,122.51      10,962.70
     04/30/94     11,841.58      12,402.06      12,402.06      11,044.26
     05/31/94     11,605.65      12,142.38      12,142.38      10,939.71
     06/30/94     11,181.08      11,693.06      11,693.06      10,562.96
     07/31/94     11,869.84      12,412.00      12,412.00      10,920.63
     08/31/94     12,539.72      13,101.08      13,101.08      11,492.57
     09/30/94     12,388.83      12,931.41      12,931.41      11,278.11
     10/31/94     12,634.08      13,181.04      13,181.04      11,401.42
     11/30/94     12,181.23      12,701.80      12,701.80      10,887.16
     12/31/94     12,318.38      12,837.00      12,837.00      10,987.09
     01/31/95     12,079.54      12,584.07      12,584.07      11,101.47
     02/28/95     12,777.18      13,292.20      13,292.20      11,683.95
     03/31/95     13,226.29      13,757.61      13,757.61      11,886.70
     04/30/95     13,379.13      13,909.28      13,909.28      12,125.35
     05/31/95     13,340.99      13,858.65      13,858.65      12,417.85
     06/30/95     14,353.94      14,900.64      14,900.64      12,923.37
     07/31/95     15,290.51      15,871.83      15,871.83      13,597.56
     08/31/95     15,252.28      15,811.17      15,811.17      13,849.03
     09/30/95     15,672.86      16,246.28      16,236.16      14,184.72
     10/31/95     15,892.77      16,458.85      16,458.63      13,819.74
     11/30/95     16,064.71      16,620.75      16,620.53      14,423.32
     12/31/95     16,166.54      16,728.07      16,727.85      14,387.44
     01/31/96     16,006.58      16,546.91      16,546.69      14,596.17
     02/29/96     16,540.20      17,090.47      17,090.25      15,092.26
     03/31/96     17,020.37      17,566.13      17,565.90      15,273.13
     04/30/96     17,788.70      18,359.07      18,347.50      15,739.59
     05/31/96     18,706.42      19,299.02      19,287.40      15,952.45
     06/30/96     18,354.25      18,913.79      18,913.69      15,713.08
     07/31/96     16,294.87      16,784.51      16,784.42      14,650.03
     08/31/96     17,116.59      17,611.18      17,611.09      15,494.94
     09/30/96     18,258.36      18,777.80      18,777.70      16,170.52
     10/31/96     18,279.60      18,789.24      18,777.81      16,217.57
     11/30/96     19,015.86      18,525.30      19,525.42      17,131.11
     12/31/96     18,853.24      19,350.18      19,350.29      17,150.13
     01/31/97     19,456.58      19,954.76      19,954.87      17,793.94
     02/28/97     18,623.84      19,092.89      19,093.00      17,647.68
     03/31/97     17,935.91      18,385.16      18,372.39      16,895.36
     04/30/97     18,141.17      18,578.15      18,565.38      17,333.11
     05/31/97     19,650.03      20,109.15      20,109.26      18,848.72
     06/30/97     20,301.78      20,765.46      20,752.69      19,378.37
     07/31/97     21,701.89      22,180.75      22,180.70      21,297.02
     08/31/97     22,172.48      22,644.06      22,631.15      21,271.47
     09/30/97     23,415.86      23,904.83      23,891.82      22,494.58
     10/31/97     22,136.28      22,579.53      22,597.37      21,516.06
     11/30/97     22,100.22      22,528.04      22,527.89      21,834.50
     12/31/97     21,940.61      22,338.31      22,338.16      22,681.68
     01/31/98     21,449.87      21,841.80      21,824.54      22,250.73
     02/28/98     23,270.42      23,673.39      23,673.10      24,093.09
     03/31/98     24,520.93      24,923.11      24,922.80      25,179.68
     04/30/98     25,328,36      25,744.62      25,744.31      25,640.47
     05/31/98     24,204.41      24,580.50      24,580.20      24,486.65
     06/30/98     25,882.33      26,258.05      26,257.72      24,640.92
     07/31/98     24,994.57      25,349.52      25,349.21      23,684.85
     08/31/98     20,545.54      20,814.49      20,814.23      19,277.10
     09/30/98     22,476.82      22,783.54      22,766.61      21,075.65
     10/31/98     22,586.95      22,851.89      22,853.12      22,959.82
     11/30/98     23,948.95      24,220.72      24,222.02      24,105.51
     12/31/98     27,237.14      27,536.53      27,538.02      26,822.20

*The adjusted returns above include the effect of paying the applicable sales charges. Class B shares commenced operations after the inception date shown. Total return for the periods shown before the inception of Class B shares reflects the performance for one of this Fund's oldest classes of shares (Class
C), restated to reflect the appropriate operating expenses for those shares. Past performance is not an indication of future results. See page 30 for Footnotes, which include additional details.


--------------------------------------------------------------------------------
 PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Top 10 Holdings                                           % of Total Investments
--------------------------------------------------------------------------------
Rite Aid Corp.                                                             4.0%
Discount drug stores
--------------------------------------------------------------------------------
Watson Pharmaceuticals, Inc.                                               3.4%
Off-patient medication
--------------------------------------------------------------------------------
Providian Financial Corp.                                                  3.3%
Consumer loans/services
--------------------------------------------------------------------------------
Firstar Corp.                                                              2.8%
Commercial banking
--------------------------------------------------------------------------------
Countrywide Credit Industries, Inc.                                        2.7%
Mortgage loans services
--------------------------------------------------------------------------------
Bed, Bath & Beyond, Inc.                                                   2.7%
Home products superstores
--------------------------------------------------------------------------------
American Power Conversion Corp.                                            2.5%
Power supply products
--------------------------------------------------------------------------------
IMS Health, Inc.                                                           2.4%
Healthcare
--------------------------------------------------------------------------------
Whitman Corp.                                                              2.4%
Pepsi producer/distributor
--------------------------------------------------------------------------------
Tricon Global Restaurants, Inc.                                            2.2%
Family restaurant oper.
--------------------------------------------------------------------------------
Top Ten Total                                                             28.4%
--------------------------------------------------------------------------------

Top 5 Industries                                          % of Total Investments
--------------------------------------------------------------------------------
Technology                                                                23.0%
--------------------------------------------------------------------------------
Consumer Discretionary                                                    19.3%
--------------------------------------------------------------------------------
Financial & Business Services                                             17.1%
--------------------------------------------------------------------------------
Health Care                                                               11.6%
--------------------------------------------------------------------------------
Consumer Services                                                          5.1%
--------------------------------------------------------------------------------

Portfolio Composition
--------------------------------------------------------------------------------
Common Stock                                                                94%
--------------------------------------------------------------------------------
Cash Equivalents                                                             6%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
 PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

The Target Fund posted strong results for the six months ended December 31, 1998, returning 5.2% for Class A shares, 4.9% for Class B shares and 3.9% for Class C shares. These returns far outperformed the average return of funds with the same objective (as measured by the Lipper Mid-Cap Fund Average), which returned 0.8% for the same period.

     The Federal Reserve's decision in October to aggressively ease monetary policy prompted the manager to position the portfolio to a more economically positive and offensive position. In response to these adjustments, the portfolio outperformed in November and December.

     The consumer cyclicals sector was a strong performer for the Fund during this six-month period. Despite a bumpy third quarter because of the volatile environment, this sector performed well in the fourth quarter. After the Federal Reserve cut interest rates in October, the Fund increased its exposure to the sector and was rewarded. For instance, Fund holding Bed Bath & Beyond performed well this period. The Federal Reserve's actions to ease recessionary fears, along with solid sales increases, fueled the rise in this stock.

     The financial sector also performed well for the Fund this period. While the financial sector underperformed in the third quarter, it was a solid performer in the fourth quarter. Providian, a credit card issuer with solid fundamentals, was one of the Fund's largest holdings during this period and also one of its biggest success stories. Again, the Federal Reserve's rate cut, along with better-than-expected company fundamentals, drove the price of the stock.

     One of the best performing stocks for the Fund this period was Amazon.com, the on-line bookseller. The company, like many other Internet stocks, benefited from the strong secular trend toward Internet commerce. However, Amazon.com proved itself to be a standout among Internet stocks because of its strong management and commitment to new product offerings. The company added several new product offerings to its website this year, including music, video and a gift center.

     One disappointment for the Fund this period was BMC Software, a provider of systems management software solutions. Investors' concerns that corporate spending on the Year 2000 problem (Y2K) would reduce IT spending on non-Y2K software or services negatively affected the stock's price. Specifically, client server growth, a new opportunity for the company, showed disappointing and decelerating growth.

     Looking ahead, the Fund manager believes that mid-cap growth stocks will perform well in the coming year. A solid economy and modest inflation should provide a favorable environment for stocks. And the manager believes Target Fund, with its emphasis on stock selection, is poised to benefit from this environment.


                                          See page 41 for financial details.  21

PIMCO Small-Cap Value Fund


OBJECTIVE
Long-term growth of capital and income

PORTFOLIO
Primarily common stocks of companies with small-sized capitalizations and below-average price-to-earnings ratios relative to their industry groups

FUND INCEPTION DATE
10/1/91

TOTAL NET ASSETS
$400 million

NUMBER OF SECURITIES IN THE PORTFOLIO
101 (not including short-term instruments)

PIMCO ADVISORS INSTITUTIONAL MANAGER
NFJ Investment Group

--------------------------------------------------------------------------------
 PERFORMANCE*
--------------------------------------------------------------------------------

Average Annual Total Return  For periods ended 12/31/98

           A Shares          B Shares            C Shares             Lipper
                                                           Russell    Small-Cap
                  Adjusted           Adjusted   Adjusted   2000 Index Fund Avg.
--------------------------------------------------------------------------------
6 months   -9.5%    -14.5%    -9.9%   -14.2%     -10.8%       -7.1%      -6.5%
1 year     -9.5%    -14.5%   -10.2%   -14.5%     -11.1%       -2.6%      -0.3%
3 years    15.7%     13.5%    14.8%    14.1%      14.8%       11.6%      12.6%
5 years    13.2%     11.9%    12.3%    12.1%      12.3%       11.9%      12.9%
Inception  14.3%     13.4%    13.5%    13.5%      13.5%        --         --

Change in Value
$10,000 invested at the Fund's inception

                           [LINE GRAPH APPEARS HERE]

                                    RETAIL


                       PIMCO           PIMCO          PIMCO   Russell 2000
                   Small-Cap       Small-Cap      Small-Cap          Index
                     Value A         Value B        Value C
=============     ==========      ==========     ==========  =============
     09/30/91       9,450.00       10,000.00      10,000.00      10,000.00
     10/31/91       9,556.05       10,106.12      10,106.12      10,264.40
     11/30/91       9,335.06        9,866.14       9,866.14       9,789.36
     12/31/91      10,021.71       10,585.58      10,585.58      10,572.71
     01/31/92      10,701.39       11,296.75      11,296.75      11,430.16
     02/29/92      11,060.00       11,668.68      11,668.68      11,763.80
     03/31/92      10,961.01       11,556.80      11,556.80      11,365.71
     04/30/92      10,734.12       11,310.41      11,310.41      10,966.66
     05/31/92      10,740.04       11,309.32      11,309.32      11,112.52
     06/30/92      10,392.85       10,936.77      10,936.77      10,590.34
     07/31/92      10,706.11       11,259.33      11,259.33      10,958.46
     08/31/92      10,539.55       11,077.00      11,077.00      10,648.56
     09/30/92      10,641.45       11,177.29      11,177.29      10,893.79
     10/31/92      10,831.82       11,370.30      11,370.30      11,237.60
     11/30/92      11,597.70       12,167.25      12,167.25      12,098.18
     12/31/92      11,852.45       12,426.88      12,426.88      12,519.32
     01/31/93      12,373.66       12,965.24      12,965.24      12,942.72
     02/28/93      12,310.27       12,891.58      12,891.58      12,644.26
     03/31/93      12,623.10       13,210.90      13,210.90      13,054.44
     04/30/93      12,287.26       12,851.28      12,851.28      12,695.57
     05/31/93      12,491.89       13,057.04      13,057.04      13,257.10
     06/30/93      12,517.67       13,075.70      13,075.70      13,339.43
     07/31/93      12,557.36       13,108.84      13,108.84      13,523.64
     08/31/93      12,971.97       13,533.37      13,533.37      14,107.59
     09/30/93      13,087.30       13,645.35      13,645.35      14,505.71
     10/31/93      13,332.31       13,892.12      13,892.12      14,879.23
     11/30/93      13,088.53       13,892.57      13,629.57      14,394.47
     12/31/93      13,439.05       13,986.01      13,986.01      14,886.33
     01/31/94      13,938.05       14,496.32      14,496.32      15,352.71
     02/28/94      13,912.73       14,461.72      14,461.72      15,296.98
     03/31/94      13,286.61       13,801.58      13,801.58      14,491.29
     04/30/94      13,327.59       13,835.62      13,835.62      14,577.22
     05/31/94      13,005.82       13,492.73      13,492.73      14,413.23
     06/30/94      12,769.01       13,238.67      13,238.67      13,926.93
     07/31/94      12,964.25       13,432.66      13,432.66      14,155.89
     08/31/94      13,480.64       13,959.02      13,959.02      14,944.37
     09/30/94      13,146.86       13,604.78      13,604.78      14,893.71
     10/31/94      12,898.28       13,338.85      13,338.85      14,833.54
     11/30/94      12,594.96       13,016.85      13,016.85      14,234.12
     12/31/94      12,892.34       13,315.94      13,315.94      14,615.16
     01/31/95      12,958.37       13,375.53      13,375.53      14,430.57
     02/28/95      13,534.44       13,962.56      13,962.56      15,031.32
     03/31/95      13,610.99       14,032.64      14,032.64      15,288.95
     04/30/95      13,924.22       14,347.21      14,347.21      15,628.67
     05/31/95      14,257.74       14,681.72      14,681.72      15,897.33
     06/30/95      14,707.61       15,136.12      15,136.12      16,722.09
     07/31/95      15,434.04       15,874.18      15,874.18      17,685.28
     08/31/95      15,733.27       16,171.84      16,171.84      18,051.19
     09/30/95      16,032.52       16,469.42      16,469.42      18,373.58
     10/31/95      15,400.58       15,809.54      15,809.54      17,551.91
     11/30/95      16,030.48       16,446.33      16,446.33      18,289.27
     12/31/95      16,112.43       16,519.98      16,519.98      18,771.74
     01/31/96      16,032.20       16,426.99      16,426.99      18,751.47
     02/29/96      16,376.19       16,769.60      16,769.60      19,335.95
     03/31/96      16,870.59       17,265.09      17,265.09      19,729.44
     04/30/96      17,441.30       17,838.40      17,838.40      20,784.37
     05/31/96      17,998.78       18,397.28      18,397.28      21,603.48
     06/30/96      17,871.60       18,255.86      18,255.86      20,716.44
     07/31/96      16,883.92       17,235.19      17,235.19      18,907.07
     08/31/96      17,683.46       18,040.31      18,040.31      20,004.81
     09/30/96      18,218.44       18,574.96      18,574.96      20,786.60
     10/31/96      18,564.19       18,915.71      18,915.71      20,466.28
     11/30/96      19,789.84       20,153.03      20,153.03      21,309.49
     12/31/96      20,498.31       20,861.41      20,861.41      21,868.01
     01/31/97      21,165.82       21,533.33      21,533.33      22,304.93
     02/28/97      21,240.34       21,593.99      21,593.99      21,764.04
     03/31/97      20,434.97       20,759.34      20,759.34      20,737.00
     04/30/97      20,628.96       20,956.49      20,956.49      20,794.85
     05/31/97      22,404.11       22,731.86      22,731.86      23,108.28
     06/30/97      23,493.03       23,839.75      23,839.75      24,098.70
     07/31/97      24,701.23       25,038.67      25,038.67      25,220.01
     08/31/97      25,342.43       25,676.01      25,676.01      25,797.55
     09/30/97      27,206.87       27,557.85      27,542.68      27,685.93
     10/31/97      26,744.68       27,057.04      27,056.88      26,470.52
     11/30/97      27,042.78       27,345.26      27,345.09      26,298.46
     12/31/97      27,562.97       27,844.80      27,850.51      26,758.68
     01/31/98      27,092.69       27,367.40      27,357.22      26,335.90
     02/28/98      28,785.80       29,054.79      29,043.99      28,284.75
     03/31/98      29,898.86       30,169.48      30,158.26      29,450.08
     04/30/98      29,804.56       30,041.86      30,046.61      29,612.94
     05/31/98      28,440.61       28,656.69      28,646.08      28,016.81
     06/30/98      27,562.73       27,749.45      27,755.10      28,075.64
     07/31/98      25,539.63       25,712.64      25,701.22      25,801.51
     08/31/98      21,777.64       21,907.17      21,897.44      20,790.86
     09/30/98      22,404.84       22,527.14      22,517.14      22,418.78
     10/31/98      23,283.11       23,387.68      23,377.29      23,333.47
     11/30/98      24,098.02       24,182.86      24,172.12      24,556.14
     12/31/98      24,951.09       25,017.17      25,008.48      26,076.17

*The adjusted returns above include the effect of applicable sales charges. Excluding the 6-month and 1-year returns, these returns represent the blended performance of the Fund's retail class shares (for the period from 1/20/97) and the prior performance of the Fund's institutional class shares (for the period from 10/1/91), adjusted for retail class fees and expenses. Past performance is not an indication of future results. See page 30 for Footnotes, which include additional details.


--------------------------------------------------------------------------------
 PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Top 10 Holdings                                           % of Total Investments
--------------------------------------------------------------------------------
Bowne & Co., Inc.                                                           1.2%
Legal printing
--------------------------------------------------------------------------------
Michael Foods, Inc.                                                         1.2%
Retail stores
--------------------------------------------------------------------------------
Merrill Corp.                                                               1.2%
Printing services
--------------------------------------------------------------------------------
Intermet Corp.                                                              1.2%
Telecommunications equip. services
--------------------------------------------------------------------------------
Lennar Corp.                                                                1.2%
Residential communities
--------------------------------------------------------------------------------
Universal Foods                                                             1.1%
Lumber products
--------------------------------------------------------------------------------
Borg-Warner Automotive, Inc.                                                1.1%
Automotive powertrain components
--------------------------------------------------------------------------------
Claire's Stores, Inc.                                                       1.1%
Women's specialty retail stores
--------------------------------------------------------------------------------
Wausau-Mosinee Paper Corp.                                                  1.1%
Specialty papers
--------------------------------------------------------------------------------
Newport News Shipbuilding, Inc.                                             1.1%
Shipbuilder
--------------------------------------------------------------------------------
Top Ten Total                                                              11.5%
--------------------------------------------------------------------------------

Top 5 Industries                                          % of Total Investments
--------------------------------------------------------------------------------
Financial & Business Services                                              24.1%
--------------------------------------------------------------------------------
Consumer Discretionary                                                     14.5%
--------------------------------------------------------------------------------
Capital Goods                                                              12.6%
--------------------------------------------------------------------------------
Materials & Processing                                                      7.9%
--------------------------------------------------------------------------------
Utilities                                                                   7.7%
--------------------------------------------------------------------------------

Portfolio Composition
--------------------------------------------------------------------------------
Common Stock                                                                 96%
--------------------------------------------------------------------------------
Cash Equivalents                                                              4%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
 PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

For the six months ended December 31, 1998, PIMCO Small Cap Value Fund returned -9.5% for Class A shares, -9.9% Class B shares and -10.8% for Class C shares. It is worth noting that, for the fourth quarter of 1998, the Fund returned 11.4% for Class A shares and 11.1% for Class B shares and 10.1% for Class C shares.

     The Fund had a difficult six months, as both value stocks and small-cap stocks underperformed. Those funds that outperformed the market had portfolios which held larger market capitalization companies, concentrated in highly priced stocks within high revenue growth sectors.

     The technology sector contributed positively to the Fund's performance during this six-month period. Technology stocks in general seemed to recover from the Asian currency crisis and benefited from a strong domestic economy as well as increased Y2K spending. One technology stock in particular that was a standout was Autodesk, a software company, which saw its stock price rise by approximately 30%. The company's sales were strong, its fundamentals were solid, its profit margin was good, and its P/E and P/B ratios were very attractive.

     Consumer cyclicals were another sector that positively affected the Fund's performance. After a difficult third quarter, this sector performed well in the fourth quarter. In particular, Fund holding Rival saw its stock double in price. This maker of appliances is a fundamentally strong company that has been undervalued for some time. However, it became a takeover target in the fourth quarter, as its stock price was far lower than what the company's assets were actually worth.

     The Fund's exposure to energy-related stocks, especially oil companies, negatively affected the Fund's performance in this time period. In 1998, oil dropped to its lowest price in 12 years, which hurt the profitability of even the largest oil companies. The Fund's overweighting in basic materials also affected returns, as price competition from Asia has decreased these companies' profit margins.

     Looking ahead, the Fund manager remains committed to the low valuations and attractive growth prospects of smaller capitalization companies. The manager believes the wide credit spread is a factor which currently favors large-cap stocks, as the cost of capital has clearly risen for small companies. But the spread is historically wide, and a stronger economy in the first half of 1999 would likely narrow it. This change should impact small company stocks more favorably.


22                                            See page 42 for financial details.

PIMCO Opportunity Fund


OBJECTIVE
Capital appreciation; no consideration given to income

PORTFOLIO
Primarily stocks of small-capitalization companies

FUND INCEPTION DATE
2/24/84

TOTAL NET ASSETS
$517 million

NUMBER OF SECURITIES IN THE PORTFOLIO
46 (not including short-term instruments)

PIMCO ADVISORS INSTITUTIONAL MANAGER
Columbus Circle Investors

--------------------------------------------------------------------------------
 PERFORMANCE*
--------------------------------------------------------------------------------

Average Annual Total Return   For periods ended 12/31/98

                  A Shares            C Shares                  Lipper
                                                Russell         Cap. App.
                          Adjusted    Adjusted  2000 Index      Fund Avg.
--------------------------------------------------------------------------------
6 months         -7.3%    -12.4%       -8.3%     -7.1%            5.3%
1 year            2.0%     -3.6%        0.5%     -2.6%           20.0%
5 years           8.5%      7.3%        7.7%     11.9%           16.1%
10 years         18.7%     18.0%       17.8%     12.9%           15.0%
Inception        17.2%     16.8%       16.4%       --              --

Change in Value
$10,000 invested at the Fund's inception

                           [LINE GRAPH APPEARS HERE]

                                    RETAIL

                          PIMCO           PIMCO    Russell 2000
                  Opportunity A   Opportunity C           Index
     ========     =============   =============    ============
     02/29/84          9,450.00       10,000.00       10,000.00
     03/31/84          9,087.01        9,609.51       10,059.00
     04/30/84          9,245.79        9,771.41       10,003.68
     05/31/84          8,981.27        9,485.70        9,485.49
     06/30/84          9,275.46        9,790.49        9,756.77
     07/31/84          9,045.86        9,541.88        9,280.64
     08/31/84         10,520.03       11.090.72       10,372.97
     09/30/84         10,136.40       10,679.51       10,293.10
     10/31/84         10,033.63       10,564.33       10,103.71
     11/30/84          9,641.62       10,145.22        9,834.95
     12/31/84         10,142.86       10,666.04        9,995.26
     01/31/85         11,884.21       12,489.65       11,319.63
     02/28/85         12,134.95       12,746.01       11,624.13
     03/31/85         11,570.16       12,144.77       11,385.83
     04/30/85         11,361.30       11,918.06       11,244.65
     05/31/85         11,828.92       12,401.10       11,658.45
     06/30/85         12,099.58       12,677.08       11,790.19
     07/31/85         12,380.16       12,962.87       12,120.32
     08/31/85         12,030.26       12,588.33       12,003.96
     09/30/85         11,350.01       11,868.78       11,277.72
     10/31/85         11,699.93       12,227.03       11,706.28
     11/30/85         12,564.56       13,122.99       12,549.13
     12/31/85         13,268.92       13,850.24       13,101.29
     01/31/86         13,337.57       13,913.58       13,308.29
     02/28/86         14,194.06       14,799.07       14,263.82
     03/31/86         14,849.99       15,473.65       14,955.62
     04/30/86         15,324.54       15,958.55       15,176.96
     05/31/86         16,068.21       16,722.63       15,700.57
     06/30/86         16,321.53       16,975.91       15,681.73
     07/31/86         14,515.17       15,086.17       14,215.49
     08/31/86         14,646.35       15,212.85       14,667.54
     09/30/86         13,405.17       13,914.26       13,762.55
     10/31/86         13,840.00       14,356.56       14,308.92
     11/30/86         14,095.86       14,613.18       14,260.27
     12/31/86         13,969.71       14,473.14       13,848.15
     01/31/87         15,565.82       16,117.52       15,450.38
     02/28/87         17,050.21       17,645.34       16,749.76
     03/31/87         17,726.11       18.333.47       17,200.33
     04/30/87         17,285.97       17,866.90       16,703.24
     05/31/87         17,105.16       17,668.60       16,649.79
     06/30/87         17,397.99       17,960.27       17,075.69
     07/31/87         18,053.16       18,625.01       17,607.26
     08/31/87         19,036.64       19,627.86       18,124.73
     09/30/87         18,935.25       19,511.33       17,790.70
     10/31/87         14,011.10       14,426.52       12,344.07
     11/30/87         13,170.18       13,551.87       11,681.69
     12/31/87         14,975.10       15,400.15       12,620.67
     01/31/88         14,882.62       15.295.19       13,169.16
     02/29/88         16,044.16       16,479.78       14,354.12
     03/31/88         16,682.06       17,124.62       15,027.76
     04/30/88         17,159.79       17,604.54       15,368.29
     05/31/88         16,512.90       16,929.77       14,951.19
     06/30/88         18,102.63       18,549.28       16,018.26
     07/31/88         17,206.69       17,619.62       15,864.80
     08/31/88         16,734.44       17,124.71       15,458.82
     09/30/88         17,360.34       17,754.57       15,867.40
     10/31/88         16,931.50       17,304.62       15,691.11
     11/30/88         16,633.80       16,989.69       15,168.44
     12/31/88         17,202.22       17,559.46       15,762.44
     01/31/89         18,182.59       18,549.12       16,465.29
     02/28/89         17,972.64       18,324.25       16,586.47
     03/31/89         18,704.83       19,059.00       16,976.75
     04/30/89         20,026.14       20,393.53       17,716.94
     05/31/89         21,452.66       21,832.95       18,478.94
     06/30/89         20,729.38       21,083.09       18,057.62
     07/31/89         22,378.88       22,747.63       18,760.25
     08/31/89         23,101.25       23,467.54       19,216.87
     09/30/89         23,307.38       23,662.56       19,276.83
     10/31/89         21,948.58       22,267.86       18,134.29
     11/30/89         22,405.53       22,717.70       18,249.99
     12/31/89         22,641.06       22,942.37       18,322.80
     01/31/90         20,588.06       20,847.58       16,722.49
     02/28/90         21,250.66       21,506.38       17,241.39
     03/31/90         22,132.50       22,385.00       17,917.60
     04/30/90         21,661.70       21,895.15       17,332.05
     05/31/90         23,681.00       23,922.33       18,559.68
     06/30/90         24,180.65       24,412.10       18,608.67
     07/31/90         23,978.74       24,192.41       17,792.87
     08/31/90         21,164.04       21,337.18       15,412.90
     09/30/90         20,004.28       20,154.71       14,042.54
     10/31/90         19,329.57       19.461.97       13,185.24
     11/30/90         20,835.00       20,965.65       14,191.14
     12/31/90         21,149.92       21,257.44       14,748.43
     01/31/91         23,174.90       23,276.97       16,077.26
     02/28/91         24,750.02       24,843.74       17,880.32
     03/31/91         27,259.60       27,350.72       19,134.27
     04/30/91         26,636.50       26,724.09       19,084.91
     05/31/91         29,301.78       29,405.40       19,993.92
     06/30/91         26,515.35       26,585.15       18,837.67
     07/31/91         28,799.89       28,865.92       19,496.80
     08/31/91         30,392.12       30,450.43       20,215.84
     09/30/91         31,067.34       31,112.27       20,373.53
     10/31/91         32,849.86       32,870.89       20,912.20
     11/30/91         30,651.78       30,659.70       19,944.39
     12/31/91         35,710.27       35,731.70       21,540.34
     01/31/92         38,433.54       38,415.37       23,287.26
     02/29/92         39,804.81       39,757.06       23,967.01
     03/31/92         38,452.68       38,396.02       23,155.97
     04/30/92         36,338.28       36,248.99       22,342.96
     05/31/92         36,681.17       36,574.83       22,640.12
     06/30/92         35,824.08       35,693.12       21,576.26
     07/31/92         37,252.31       37,073.52       22,326.26
     08/31/92         35,747.91       35,558.92       21,694.87
     09/30/92         37,786.12       37,571.44       22,194.50
     10/31/92         39,842.85       39,583.88       22,894.96
     11/30/92         43,156.62       42,842.47       24,648.26
     12/31/92         46,271.28       45,900.48       25,506.26
     01/31/93         49,140.79       48,711.42       26,368.88
     02/28/93         46,541.30       46,133.27       25,760.82
     03/31/93         49,911.54       49,428.71       26,596.50
     04/30/93         48,235.96       47,742.70       25,865.36
     05/31/93         52,472.04       51,929.78       27,009.39
     06/30/93         55,244.50       54,623.64       27,177.11
     07/31/93         57,227.28       56,542.40       27,552.43
     08/31/93         61,096.94       60,342.00       28,742.14
     09/30/93         64,370.51       63,520.27       29,553.25
     10/31/93         63,965.62       63,094.43       30,314.24
     11/30/93         60,653.03       59,799.26       29,326.60
     12/31/93         63,452.17       62,499.32       30,328.70
     01/31/94         65,907.26       64,890.41       31,278.89
     02/28/94         64,326.87       63,295.80       31,165.35
     03/31/94         59,376.34       58,366.45       29,523.87
     04/30/94         59,418.73       58,386.82       29,698.95
     05/31/94         56,318.80       55,302.13       29,364.84
     06/30/94         51,429.31       50,455.50       28,374.07
     07/31/94         54,570.72       53,518.45       28,840.54
     08/31/94         58,835.26       57,650.93       30,446.95
     09/30/94         60,063.27       58,825.63       30,343.74
     10/31/94         63,204.69       61,867.03       30,221.15
     11/30/94         59,812.81       58,510.75       28,999.91
     12/31/94         60,894.59       59,538.02       29,776.24
     01/31/95         58,942.19       57,566.24       29,400.17
     02/28/95         62,205.52       60,728.76       30,624.10
     03/31/95         65,383.17       63,805.15       31,148.99
     04/30/95         67,272.22       65,603.69       31,841.12
     05/31/95         68,624.32       66,860.07       32,388.47
     06/30/95         75,041.66       73,077.19       34,068.79
     07/31/95         82,124.76       79,944.54       36,031.15
     08/31/95         81,223.36       79,012.15       36,776.63
     09/30/95         83,884.81       81,547.57       37,433.46
     10/31/95         81,181.70       78,859.68       35,759.44
     11/30/95         84,916.55       82,435.81       37,261.69
     12/31/95         86,816.56       84,260.61       38,244.66
     01/31/96         82,750.42       80,227.05       38,203.35
     02/29/96         86,630.09       83,964.67       39.394.15
     03/31/96         90,138.26       87,323.09       40,195.82
     04/30/96         99,172.91       95,988.51       42,345.09
     05/31/96        105,868.37      102,406.69       44,013.91
     06/30/96        100,020.62       96,693.21       42,206.70
     07/31/96         87,822.01       84,859.32       38,520.37
     08/31/96         92,388.78       89,164.23       40,756.86
     09/30/96         99,274.25       95,796.02       42,349.64
     10/31/96         93,137.42       89,814.12       41,697.03
     11/30/96         93,776.25       90,356.51       43,414.95
     12/31/96         97,592.56       93,989.84       44,552.85
     01/31/97         94,018.04       90,471.70       45,443.02
     02/28/97         84,524.10       81,311.44       44,341.03
     03/31/97         77,712.22       74,685.37       42,248.57
     04/30/97         76,017.16       73,005.55       42,366.45
     05/31/97         87,238.96       83.752.62       47,079.71
     06/30/97         90,476.58       86,795.61       49,097.55
     07/31/97         93,591.32       89,743.71       51,382.06
     08/31/97         97,382.80       93,293.61       52,558.71
     09/30/97        104,597.70      100,172.71       56,406.01
     10/31/97         96,673.59       92,502.48       53,929.78
     11/30/97         93,067.56       89,015.32       53,579.24
     12/31/97         93,657.71       89,526.27       54,516.88
     01/31/98         92,078.26       87,928.68       53,655.51
     02/28/98        101,581.20       96,970.12       57,626.02
     03/31/98        105,198.71      100,335.56       60,000.21
     04/30/98        104,706.17       99,824.75       60,332.01
     05/31/98         98,523.69       93,875.80       57,080.11
     06/30/98        103,029.47       98,091.29       57,199.98
     07/31/98         94,179.24       89,626.01       52,566.78
     08/31/98         70,964.06       67,497.35       42,358.31
     09/30/98         76,584.41       72,795.89       45,674.97
     10/31/98         79,908.17       75,889.72       47,538.51
     11/30/98         86,452.65       82,074.73       50,029.53
     12/31/98         95,521.54       90,676.16       53,126.35

*The adjusted returns above include the effect of paying the applicable sales charges. Class A shares commenced operations after the inception date shown. Total return for the periods shown before the inception of Class A shares reflects the performance for this Fund's oldest class of shares (Class C), restated to reflect the appropriate operating expenses for those shares. Had Class A share returns been restated on the bases of different sales charges, but without regard to the lower operating expenses of Class A shares, the adjusted total return figures for the 10-year and since inception periods would have been lower, namely 17.9% and 16.4%, respectively. Past performance is not an indication of future results. See page 30 for Footnotes, which include additional details.

--------------------------------------------------------------------------------
 PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Top 10 Holdings                                           % of Total Investments
--------------------------------------------------------------------------------
Network Appliance, Inc.                                                     5.9%
Network data storage
--------------------------------------------------------------------------------
The Men's Wearhouse, Inc.                                                   4.5%
Men's clothing
--------------------------------------------------------------------------------
WinStar Communications, Inc.                                                4.3%
Telecom. Services
--------------------------------------------------------------------------------
Linens'n Things, Inc.                                                       4.1%
Retail home accessories
--------------------------------------------------------------------------------
MotivePower Industries, Inc                                                 3.9%
Locomotive manufacturer
--------------------------------------------------------------------------------
Tower Automotive, Inc.                                                      3.8%
Engineered mental stampings
--------------------------------------------------------------------------------
Wind River Systems                                                          3.7%
Software development systems
--------------------------------------------------------------------------------
Mohawk Industries, Inc.                                                     3.6%
Residential/commercial carpet
--------------------------------------------------------------------------------
Gilat Satellite Networks Limited                                            3.5%
Satellite stations & hubs
--------------------------------------------------------------------------------
Veritas Software Corp.                                                      3.4%
Software
--------------------------------------------------------------------------------
Top Ten Total                                                              40.7%
--------------------------------------------------------------------------------

Top 5                                                     % of Total Investments
--------------------------------------------------------------------------------
Technology                                                                 41.2%
--------------------------------------------------------------------------------
Consumer Descretionary                                                     19.5%
--------------------------------------------------------------------------------
Health Care                                                                 9.6%
--------------------------------------------------------------------------------
Capital Goods                                                               7.7%
--------------------------------------------------------------------------------
Communications                                                              6.1%
--------------------------------------------------------------------------------

Portfolio Composition
--------------------------------------------------------------------------------
Common Stock                                                                 95%
--------------------------------------------------------------------------------
Cash Equivalents                                                              5%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
 PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

The PIMCO Opportunity Fund's results for the six months ended December 31, 1998, were -7.3% for Class A shares and -8.3% for Class C shares. Despite a disappointing third quarter, it is worth noting that the Fund posted returns of 24.7% for Class A shares and 23.6% for Class C shares for the fourth quarter of 1998.

     It was a difficult six months for small-cap stocks, as investors largely ignored them, preferring instead to allocate most of their equity assets to what they believed was the relative safety of large-cap growth stocks. The issues that outperformed the market during this time period were larger market capitalization, high priced stocks in high revenue growth sectors.

     However, the Fund did benefit from certain areas, including the technology sector. One example of the success of this sector is Network Appliance, one of the Fund's largest holdings and a standout stock this year. This company designs, manufactures, markets and supports high performance network data storage devices. These instruments provide fast, reliable and cost effective file service for data-intensive network environments. An increase in Internet use and the need for data storage has fueled an increase in sales for the company.

     Consumer cyclicals were a solid performer for the Fund this year. Although a number of the Fund's consumer cyclical holdings suffered a difficult third quarter as a result of the volatile market, they bounced back in the fourth quarter, ending the year in positive territory. Men's Wearhouse, one of the country's largest retailers of men's tailored business attire, is just such an example. Men's Wearhouse benefited from its aggressive expansion this year and the enlargement of its product line into casual clothes to meet the increasing demand for informal workplace attire. The stock dropped in the third quarter but ended the year higher.

     One disappointment for the Fund this year was financial services. Although it never occurred, fear of a bounce in interest rates in the fourth quarter hurt the financial services segment of the market, which had already suffered due to third quarter market volatility. In particular, attractive regional banks and savings and loans proved to be a drag on performance.

     Looking ahead, the manager believes that small-cap stocks will soon return to favor because of their growth potential and attractive valuations. The manager is confident that the Fund is positioned to benefit from this climate.


                                          See page 44 for financial details.  23

PIMCO International Developed Fund


OBJECTIVE
Long-term growth of capital

PORTFOLIO
Primarily international equity securities (developed markets)

FUND INCEPTION DATE
6/8/93

TOTAL NET ASSETS
$132 million

NUMBER OF SECURITIES IN THE PORTFOLIO
175 (not including short-term instruments)

PIMCO ADVISORS INSTITUTIONAL MANAGER
Blairlogie Capital Management

--------------------------------------------------------------------------------
 PERFORMANCE*
--------------------------------------------------------------------------------


Average Annual Total Return   For periods ended 12/31/98

             A Shares          B Shares          C Shares  MSCI    Lipper
                                                           EAFE    International
                     Adjusted         Adjusted   Adjusted  Index   Fund Avg.
--------------------------------------------------------------------------------
6 months     -0.7%    -6.1%    -1.1%    -6.0%    -2.1%     3.7%     -2.3%
1 year       23.6%    16.8%    22.3%    17.3%    21.4%    20.3%     13.0%
3 years       9.8%     7.7%     8.9%     8.0%     8.9%     9.3%      9.9%
5 years      10.5%     9.2%     9.6%     9.3%     9.6%     9.5%      7.7%
Inception    10.5%     9.3%     9.6%     9.5%     9.6%      --        --


Change in Value
$10,000 invested at the Fund's inception

                           [LINE GRAPH APPEARS HERE]

                                    RETAIL

                         PIMCO            PIMCO            PIMCO           MSCI
                 International    International    International           EAFE
                   Developed A      Developed B      Developed C          Index
     ========    =============    =============    =============      =========
     06/30/93         9,450.00        10,000.00        10,000.00      10,000.00
     07/31/93         9,827.92        10,393.48        10,393.48      10,352.35
     08/31/93        10,498.61        11,096.25        11,096.25      10,913.55
     09/30/93        10,241.23        10,817.36        10,817.36      10,670.29
     10/31/93        10,482.33        11,065.19        11,065.19      11,001.46
     11/30/93         9,615.95        10,143.85        10,143.85      10,042.12
     12/31/93        10,335.52        10,896.52        10,896.52      10,769.51
     01/31/94        11,237.56        11,840.64        11,840.64      11,682.35
     02/28/94        11,155.45        11,747.31        11,747.31      11,652.40
     03/31/94        10,767.95        11,331.83        11,331.83      11,153.00
     04/30/94        11,226.64        11,807.45        11,807.45      11,628.69
     05/31/94        11,183.45        11,754.49        11,754.49      11,564.41
     06/30/94        11,337.13        11,908.69        11,908.69      11,730.43
     07/31/94        11,569.08        12,144.70        12,144.70      11,845.86
     08/31/94        11,702.65        12,277.26        12,277.26      12,128.91
     09/30/94        11,306.02        11,853.53        11,853.53      11,749.56
     10/31/94        11,663.00        12,220.18        12,220.18      12,143.56
     11/30/94        11,020.03        11,538.87        11,538.87      11,562.61
     12/31/94        11,020.17        11,531.75        11,531.75      11,637.74
     01/31/95        10,658.71        11,146.06        11,146.06      11,193.39
     02/28/95        10,777.96        12,264.43        11,264.43      11,164.18
     03/31/95        11,377.07        11,883.33        11,883.33      11,863.61
     04/30/95        11,781.81        12,298.87        12,298.87      12,312.98
     05/31/95        11,675.67        12,180.33        12,180.33      12,169.36
     06/30/95        11,467.69        11,955.84        11,955.84      11,959.18
     07/31/95        12,297.95        12,795.07        12,795.07      12,706.99
     08/31/95        12,214.65        12,718.87        12,718.87      12,225.35
     09/30/95        12,394.11        12,897.97        12,897.97      12,467.29
     10/31/95        12,057.00        12,538.96        12,538.96      12,135.35
     11/30/95        12,484.40        12,975.78        12,975.78      12,476.18
     12/31/95        12,857.06        13,354.83        13,354.83      12,982.09
     01/31/96        12,971.66        13,465.30        13,465.30      13,038.43
     02/29/96        12,978.31        13,464.16        13,464.16      13,085.76
     03/31/96        13,244.02        13,731.29        13,731.29      13,366.97
     04/30/96        13,758.13        14,255.82        14,255.82      13,758.89
     05/31/96        13,461.95        13,939.73        13,939.73      13,509.03
     06/30/96        13,533.02        14,004.72        14,004.72      13,588.33
     07/31/96        13,053.62        13,499.71        13,499.71      13,194.54
     08/31/96        13,027.51        13,464.23        13,464.23      13,226.87
     09/30/96        13,346.75        13,785.92        13,785.92      13,581.61
     10/31/96        13,245.21        13,672.22        13,672.22      13,446.07
     11/30/96        13,682.65        14,115.41        14,115.41      13,984.45
     12/31/96        13,551.88        13,971.39        13,971.39      13,807.96
     01/31/97        13,130.12        13,531.88        13,531.88      13,327.86
     02/28/97        13,345.32        13,753.67        13,753.67      13,549.10
     03/31/97        13,356.71        13,753.72        13,753.72      13,601.54
     04/30/97        13,526.70        13,928.92        13,928.92      13,677.03
     05/31/97        14,172.44        14,594.27        14,594.37      14,570.41
     06/30/97        14,818.17        15,248.20        15,248.20      15,377.17
     07/31/97        15,169.45        15,586.86        15,598.52      15,629.05
     08/31/97        13,753.42        14,127.35        14,127.35      14,464.69
     09/30/97        14,535.06        14,933.04        14,933.03      15,277.60
     10/31/97        13,674.01        14,034.01        14,034.00      14,107.34
     11/30/97        13,549.38        13,905.62        13,905.62      13,966.26
     12/31/97        13,753.41        14,090.62        14,088.40      14,091.96
     01/31/98        14,425.47        14,768.64        14,766.30      14,740.19
     02/28/98        15,361.62        15,717.79        15,727.63      15,689.46
     03/31/98        16,357.73        16,716.24        16,713.71      16,175.83
     04/30/98        16,597.85        16,938.07        16,947.83      16,306.86
     05/31/98        16,921.99        17,246.21        17,255.91      16,231.84
     06/30/98        17,114.02        17,431.21        17,440.89      16,358.45
     07/31/98        17,353.61        17,715.34        17,723.44      16,528.58
     08/31/98        15,036.91        15,360.97        15,357.36      14,848.00
     09/30/98        14,400.85        14,634.39        14,643.24      14,043.68
     10/31/98        15,613.40        15,854.90        15,863.02      15,511.25
     11/30/98        16,405.00        16,644.48        16,651.42      16,310.08
     12/31/98        16,998.86        17,140.35        17,247.54      16,957.59

*The adjusted returns above include the effect of applicable sales charges. Excluding the 6-month and 1-year returns, these returns represent the blended performance of the Fund's retail class shares (for the period from 1/20/97) and the prior performance of the Fund's institutional class shares (for the period from 6/8/93), adjusted for retail class fees and expenses. Past performance is not an indication of future results. See page 30 for Footnotes, which include additional details.

--------------------------------------------------------------------------------
 PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Top Holdings in                                                      % of  Total
Selected Countries                                                   Investments
--------------------------------------------------------------------------------
Finland/Nokia OYJ 'A'                                                       3.6%
--------------------------------------------------------------------------------
Netherlands/Royal Dutch Petroleum Co.                                       2.0%
--------------------------------------------------------------------------------
Italy/ENI SpA                                                               1.9%
--------------------------------------------------------------------------------
France/France Telecom SA                                                    1.8%
--------------------------------------------------------------------------------
Portugal/EDP-Electricidade de Portugal SA                                   1.6%
--------------------------------------------------------------------------------
Ireland/Allied Irish Banks PLC                                              1.5%
--------------------------------------------------------------------------------
Italy/Telecom Italia Mobile SpA                                             1.4%
--------------------------------------------------------------------------------
France/Carrefour SA                                                         1.4%
--------------------------------------------------------------------------------
Switzerland/Novartis                                                        1.4%
--------------------------------------------------------------------------------
France/Suez Lyonnaise des Eaux                                              1.3%
--------------------------------------------------------------------------------

Top 5 Countries                                           % of Total Investments
--------------------------------------------------------------------------------
France                                                                     15.5%
--------------------------------------------------------------------------------
United Kingdom                                                             14.3%
--------------------------------------------------------------------------------
Germany                                                                    11.3%
--------------------------------------------------------------------------------
Italy                                                                      11.0%
--------------------------------------------------------------------------------
Japan                                                                      10.6%
--------------------------------------------------------------------------------

Regional Breakdown
--------------------------------------------------------------------------------
Stock:   Eastern Europe                                                      48%
--------------------------------------------------------------------------------
         Europe                                                              37%
--------------------------------------------------------------------------------
         Asia                                                                11%
--------------------------------------------------------------------------------
         Australia                                                            3%
--------------------------------------------------------------------------------

Portfolio Composition
--------------------------------------------------------------------------------
Common Stock                                                                 99%
--------------------------------------------------------------------------------
Cash Equivalents                                                              1%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
 PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

For the six month period ended December 31, 1998, PIMCO International Developed Fund returned -0.7% for Class A shares, -1.1% for Class B shares and -2.1% for Class C shares, outperforming the Lipper International Fund Average, which returned -2.3%. For the one-year period, the Fund outperformed both its Lipper Average and the MSCI EAFE Index, returning 23.6% for Class A shares, 22.3% for Class B shares and 21.4% for Class C shares, versus 20.3% for the index and 13.0% for the Lipper Average.

     Once again, European developed markets were strong performers for the Fund. The impending introduction of the euro currency certainly helped to stimulate the economies of these countries in the fourth quarter. Finland's returns were outstanding, while Ireland, Italy and Spain also produced respectable results. For the past 18 months, these countries have been solid performers, boosted by falling interest rates and above-average growth prospects. Despite strong rises, these markets do not seem to be stretched in terms of value, particularly when domestic bond yields and cash rates are considered.

     The Finnish standout stock was Nokia, the cellular phone maker. Several different factors drove the performance of this stock. First, the company's products are considered to be of a better quality than its competitors and they are therefore more popular. Also, the conversion from analog to digital is driving an increase in sales for all cellular phone makers. Finally, the introduction of "one rate" plans is increasing the number of cellular phone users worldwide.

     Asian developed markets turned in a mixed performance for the period, lagging in the third quarter but recovering in the fourth quarter. The second rate cut by the Federal Reserve followed by the spike in the yen led to sharp rises across Asia. Liquidity had been improving in previous months and some of it found its way into financial instruments. While it is uncertain whether an economic recovery is underway, there are some preliminary signs of stability if not recovery (e.g. increasing monthly department store sales).

     Looking ahead, the manager remains optimistic about international developed markets, especially those in Europe. The manager is cautiously optimistic about the prospects for an Asian recovery, but remains conservative about investing in that region. In general, the manager believes international developed markets may outperform the United States' market in the coming year, as many international stocks offer investors more growth potential.


24                                            See page 45 for financial details.

December 31, 1998

PIMCO International Fund


OBJECTIVE
Capital appreciation; income is incidental

PORTFOLIO
Primarily stocks of foreign (non-U.S.) companies

FUNDWORK
8/25/86

TOTAL NET ASSETS
$138 million

NUMBER OF SECURITIES IN THE PORTFOLIO
215 (not including short-term instruments)

PIMCO ADVISORS INSTITUTIONAL MANAGER
Blairlogie Capital Management

--------------------------------------------------------------------------------
 PERFORMANCE*
--------------------------------------------------------------------------------

Average Annual Total Return   For periods ended 12/31/98

             A Shares         B Shares          C Shares   MSCI    Lipper
                                                           EAFE    International
                     Adjusted         Adjusted  Adjusted   Index   Fund Avg.
6 months     -8.8%   -13.8%   -9.4%    -13.4%   -10.2%      3.7%     -2.3%
1 year        9.3%     3.3%    8.3%      3.4%     7.3%     20.3%     13.0%
5 years       3.3%     2.2%    2.5%      2.2%     2.5%      9.5%      7.7%
10 years      7.2%     6.6%    6.4%      6.4%     6.4%      5.9%      9.0%
Inception     7.2%     6.7%    6.4%      6.4%     6.4%       --        --


Change in Value
$10,000 invested at the Fund's inception

                                    RETAIL

                                                                    MSCI
                       PIMCO            PIMCO            PIMCO      EAFE
             International A  International B  International C     Index
===========  ===============  ===============  =============== =========
   08/31/86        9,450.00      10,000.00      10,000.00      10,000.00
   09/30/86        9,163.20       9,690.30       9,690.30       9,897.00
   10/31/86        8,847.81       9,350.65       9,350.65       9,235.88
   11/30/86        9,306.95       9,830.21       9,830.21       9,767.87
   12/31/86        9,388.58       9,910.13       9,910.13      10,285.56
   01/31/87       10,331.51      10,899.09      10,889.10      11,377.89
   02/28/87       10,858.25      11,448.54      11,448.55      11,719.23
   03/31/87       11,272.63      11,878.10      11,878.11      12,680.20
   04/30/87       11,677.75      12,297.63      12,297.65      14,021.77
   05/31/87       11,742.13      12,357.61      12,357.62      14,021.77
   06/30/87       11,493.05      12,087.92      12,087.93      13,577.56
   07/31/87       11,709.24      12,307.75      12,307.76      13,556.24
   08/31/87       12,286.95      12,907.17      12,907.18      14,575.54
   09/30/87       12,246.99      12,857.16      12,857.17      14,348.74
   10/31/87        9,437.14       9,900.10       9,900.11      12,340.92
   11/30/87        9,223.90       9,670.31       9,670.32      12,465.32
   12/31/87       10,018.06      10,496.75      10,496.76      12,838.53
   01/31/88        9,804.30      10,266.22      10,266.23      13,070.65
   02/29/88       10,324.07      10,804.26      10,804.27      13,945.21
   03/31/88       10,571.84      11,056.80      11,056.81      14,805.35
   04/30/88       10,756.88      11,243.47      11,243.48      15,023.28
   05/31/88       10,616.68      11,089.72      11,089.73      14,545.09
   06/30/88       10,917.49      11,397.18      11,397.19      14,164.74
   07/31/88       10,808.70      11,276.39      11,276.40      14,612.06
   08/31/88       10,205.21      10,639.55      10,639.56      13,664.91
   09/30/88       10,611.72      11,056.77      11,056.78      14,264.66
   10/31/88       10,903.01      11,353.25      11,353.26      15,488.57
   11/30/88       10,962.52      11,408.18      11,408.19      16,414.47
   12/31/88       11,159.39      11,605.77      11,605.78      16,508.86
   01/31/89       11,652.24      12,110.79      12,110.80      16,802.72
   02/28/89       11,500.41      11,946.12      11,946.13      16,892.27
   03/31/89       11,645.17      12,088,89      12,088.90      16,564.06
   04/30/89       12,244.63      12,703.83      12,703.84      16,720.92
   05/31/89       12,622.97      13,088.07      13,088.08      15,814.14
   06/30/89       12,365.99      12,813.62      12,813.63      15,551.47
   07/31/89       13,698.42      14,186.15      14,186.17      17,507.53
   08/31/89       13,792.02      14,273.92      14,273.94      16,723.37
   09/30/89       14,150.69      14,636.25      14,636.27      17,488.30
   10/31/89       13,703.16      14,164.16      14,164.17      16,789.12
   11/30/89       14,126.00      14,592.32      14,592.33      17,636.46
   12/31/89       14,446.89      14,914.46      14,914.47      18,291.48
   01/31/90       13,756.46      14,192.16      14,192.18      17,614.51
   02/28/90       13,414.40      13,831.10      13,831.11      16,388.90
   03/31/90       13,096.09      13,494.02      13,494.03      14,684.94
   04/30/90       12,963.97      13,349.57      13,349.58      14,572.31
   05/31/90       14,129.52      14,541.23      14,541.24      16,239.53
   06/30/90       14,430.67      14,842.09      14,842.10      16,100.35
   07/31/90       14,849.55      15,263.40      15,263.41      16,331.23
   08/31/90       13,254.58      13,614.22      13,614.23      14,749.72
   09/30/90       11,774.39      12,085.44      12,085.45      12,698.47
   10/31/90       12,684.91      13,012.37      13,012.38      14,681.21
   11/30/90       12,387.67      12,699.40      12,699.42      13,819.43
   12/31/90       12,301.08      12,602.48      12,602.49      14,048.69
   01/31/91       12,614.70      12,915.83      12,915.84      14,507.10
   02/28/91       13,612.93      13,937.63      13,937.64      16,066.47
   03/31/91       13,240.37      13,542.57      13,542.58      15,105.85
   04/30/91       13,227.13      13,515.37      13,515.38      15,258.57
   05/31/91       13,466.70      13,760.56      13,760.57      15,422.30
   06/30/91       12,881.17      13,147.48      13,147.49      14,293.08
   07/31/91       13,599.77      13,883.20      13,883.21      14,999.15
   08/31/91       13,852.55      14,114.76      14,114.77      14,698.27
   09/30/91       14,025.47      14,291.86      14,291.87      15,531.08
   10/31/91       14,238.43      14,496.24      14,496.26      15,755.19
   11/30/91       13,479.95      13,719.67      13,719.68      15,023.83
   12/31/91       14,840.21      15,112.50      15,112.51      15,804.47
   01/31/92       14,677.74      14,946.11      14,946.13      15,471.47
   02/29/92       14,474.65      14,724.22      14,724.24      14,921.92
   03/31/92       13,878.81      14,100.33      14,100.34      13,940.96
   04/30/92       13,946.51      14,169.59      14,169.60      14,010.80
   05/31/92       14,325.58      14,530.02      14,530.03      14,952.89
   06/30/92       13,797.51      13,989.33      13,989.34      14,248.61
   07/31/92       13,865.15      14,044.78      14,044.80      13,888.54
   08/31/92       13,851.57      14,030.96      14,030.98      14,764.36
   09/30/92       13,594.35      13,753.64      13,753.65      14,477.50
   10/31/92       13,905.84      14,058.60      14,058.61      13,722.48
   11/30/92       14,068.33      14,211.07      14,211.08      13,855.83
   12/31/92       14,100.63      14,229.24      14,229.25      13,931.69
   01/31/93       14,129.79      14,259.14      14,259.15      13,934.10
   02/28/93       14,319.18      14,438.30      14,438.32      14,359.17
   03/31/93       15,455.34      15,573.12      15,573.14      15,614.98
   04/30/93       16,445.93      16,573.46      16,573.48      17,101.17
   05/31/93       16,708.15      16,827.27      16,827.29      17,466.52
   06/30/93       16,212.88      16,319.59      16,319.61      17,198.04
   07/31/93       16,795.51      16,886.91      16,886.92      17,804.01
   08/31/93       17,815.13      17,902.15      17,902.17      18,769.17
   09/30/93       17,727.70      17,797.67      17,797.69      18,350.80
   10/31/93       18,164.63      18,215.83      18,215.85      18,920.36
   11/30/93       17,348.80      17,394.59      17,394.60      17,270.48
   12/31/93       18,957.54      18,998.80      18,991.86      18,521.45
   01/31/94       19,863.22      19,896.93      19,889.67      20,091.35
   02/28/94       19,491.97      19,516.33      19,509.20      20,039.83
   03/31/94       18,185.46      18,191.87      18,185.22      19,180.97
   04/30/94       18,675.44      18,679.01      18,672.19      19,999.07
   05/31/94       18,779.29      18,755.22      18,748.37      19,888.52
   06/30/94       18,437.75      18,420.35      18,413.62      20,174.04
   07/31/94       19,031.48      18,983.70      18,976.76      20,372.55
   08/31/94       19,565.89      19,516.40      19,509.27      20,859.35
   09/30/94       19,180.03      19,120.57      19,113.58      20,206.93
   10/31/94       19,491.68      19,409.86      19,402.77      20,884.53
   11/30/94       18,229.73      18,146.24      18,139.61      19,885.42
   12/31/94       17,545.61      17,444.72      17,438.35      20,014.63
   01/31/95       16,545.65      16,449.75      16,443.74      19,250.43
   02/28/95       16,288.05      16,185.43      16,179.52      19,200.19
   03/31/95       17,060.74      16,947.20      16,941.01      20,403.08
   04/30/95       17,742.57      17,600.19      17,593.76      21,175.91
   05/31/95       17,818.32      17,677.88      17,655.89      20,928.91
   06/30/95       17,575.88      17,429.17      17,407.19      20,567.45
   07/31/95       18,666.81      18,501.95      18,479.66      21,853.53
   08/31/95       18,272.91      18,097.80      18,075.51      21,025.20
   09/30/95       18,469.94      18,268.89      18,262.12      21,441.29
   10/31/95       17,742.56      17,553.61      17,531.56      20,870.41
   11/30/95       18,106.18      17,895.68      17,888.94      21,456.58
   12/31/95       18,681.93      18,455.40      18,448.46      22,326.64
   01/31/96       19,348.60      19,108.41      19,085.68      22,423.54
   02/29/96       19,257.80      18,999.59      18,976.84      22,504.94
   03/31/96       19,591.09      19,326.07      19,303.20      22,988.57
   04/30/96       20,348.80      20,056.95      20,033.60      23,662.59
   05/31/96       20,045.72      19,761.43      19,738.42      23,232.88
   06/30/96       20,227.60      19,916.85      19,893.80      23,369.26
   07/31/96       19,242.63      18,937.34      18,914,65      22,692.02
   08/31/96       19,378.97      19,061.78      19,038.92      22,747.61
   09/30/96       19,742.59      19,403.82      19,380.93      23,357.70
   10/31/96       19,515.32      19,155.01      19,132.16      23,124.59
   11/30/96       19,985.09      19,621.49      19,598.47      24,050.50
   12/31/96       19,915.18      19,533.55      19,510.81      23,746.99
   01/31/97       20,118.14      19,710.03      19,687.34      22,921.30
   02/28/97       20,414.98      19,998.88      19,976.25      23,301.80
   03/31/97       20,165.04      19,742.12      19,719.46      23,391.97
   04/30/97       20,227.43      19,790.31      19,767.59      23,521.80
   05/31/97       21,289.55      20,817.54      20,794.52      25,058.24
   06/30/97       22,273.73      21,764.53      21,741.04      26,445.72
   07/31/97       22,648.53      22,117.55      22,094.12      26,878.90
   08/31/97       20,633.74      20,143.36      20,120.67      24,876,42
   09/30/97       21,992.59      21,443.38      21,420.39      26,274.48
   10/31/97       20,149.55      19,645.65      19,623.21      24,261.85
   11/30/97       19,899.53      19,388.76      19,366.46      24,019,23
   12/31/97       20,440.02      19,894.81      19,872.61      24,235.41
   01/31/98       20,713.45      20,159.57      20,137.35      25,350.23
   02/28/98       22,183.15      21,571,89      21,549.16      26,982.79
   03/31/98       23,806.85      23,142.99      23,119.88      27,819.26
   04/30/98       24,507.72      23,813.91      23,790.56      28,044.59
   05/31/98       23,439.37      23,743.30      23,702.32      27,915.59
   06/30/98       24,490.62      23,760.82      23,737.57      28,133.33
   07/31/98       25,379.63      24,625.71      24,601.62      28,425.91
   08/31/98       20,080.36      19,471.55      19,447.58      24,909.63
   09/30/98       19,106.46      18,482.40      18,477.14      24,152.38
   10/31/98       20,524.16      19,859.34      19,835.21      26,676.30
   11/30/98       21,720.72      20,989.33      20,963.84      28,050.13
   12/31/98       22,341.93      21,539.25      21,513.09      29,163.72

*The adjusted returns above include the effect of paying the applicable sales charges. Class A and B shares commenced operations after the inception date shown. Total return for the periods shown before the inception of Class A and B shares reflects the performance for this Fund's oldest class of shares (Class
C), restated to reflect the appropriate operating expenses for those shares. Had the Class A share returns been restated on the basis of different sales charges, but without regard to the lower operating expenses of Class A shares, the adjusted total return figures for the 10-year and since inception periods would have been lower, namely 6.4% and 5.6% for both periods. Past performance is not an indication of future results. See page 30 for Footnotes, which include additional details.


--------------------------------------------------------------------------------
 PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Top Holdings in                                                      % of Total
Selected Countries                                                   Investments
--------------------------------------------------------------------------------
Finland/Nokia OYJ "A"                                                     4.4%
--------------------------------------------------------------------------------
United Kingdom/WEBS Index Fund                                            4.0%
--------------------------------------------------------------------------------
Hungary/Magyar Tavkozlesi Rt                                              2.2%
--------------------------------------------------------------------------------
Ireland/Allied Irish Banks PLC                                            2.2%
--------------------------------------------------------------------------------
Portugal/EDP-Electricidade de Portugal SA                                 2.1%
--------------------------------------------------------------------------------
Italy/ENI SpA                                                             1.8%
--------------------------------------------------------------------------------
France/France Telecom SA                                                  1.7%
--------------------------------------------------------------------------------
Portugal/Portugal Telecom SA                                              1.6%
--------------------------------------------------------------------------------
Hungary/MOL Magyar Olaj-es                                                1.4%
Gazipari Rights
--------------------------------------------------------------------------------
France/Banque National de Paris                                           1.4%
--------------------------------------------------------------------------------

Top 5 Countries                                           % of Total Investments
--------------------------------------------------------------------------------
France                                                                   14.6%
--------------------------------------------------------------------------------
Italy                                                                    11.0%
--------------------------------------------------------------------------------
Portugal                                                                  8.2%
--------------------------------------------------------------------------------
Germany                                                                   6.9%
--------------------------------------------------------------------------------
Japan                                                                     6.8%
--------------------------------------------------------------------------------

Regional Breakdown
--------------------------------------------------------------------------------
Stock:   Eastern Europe                                                    41%
--------------------------------------------------------------------------------
         Europe                                                            33%
--------------------------------------------------------------------------------
         Asia                                                              11%
--------------------------------------------------------------------------------
         Latin America                                                      6%
--------------------------------------------------------------------------------

Portfolio Composition
--------------------------------------------------------------------------------
Common Stock                                                               91%
--------------------------------------------------------------------------------
Cash Equivalents                                                            9%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
 PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

For the six months ended December 31, 1998, the International Fund posted returns of -8.8% for Class A shares, -9.4% for Class B shares and -10.2% for Class C shares.

     European developed markets were strong performers for the Fund this period. Finland's returns were outstanding, while Ireland, Italy and Spain also produced respectable returns. For the past 18 months, these countries have been solid performers as a result of falling interest rates and above-average growth prospects. Despite strong rises, these markets do not seem to be stretched in terms of value, particularly when domestic bond yields and cash rates are considered.

     Despite a difficult third quarter, the Fund's Asian holdings ended the year on a better note. The second rate cute by the Federal Reserve followed by the spike in the yen led to sharp rises across Asia. Liquidity had been improving in previous months and some of it found its way into financial instruments. Although it is not certain whether an economic recovery is underway for Japan, the country stabilized in the fourth quarter. At the same time, other Asian countries such as Thailand and Korea outperformed.

     Latin America was not a strong performer for the Fund this period. While Latin American markets experienced a hearty bounce off their September lows, profit-taking took hold in December and reduced their gains. Brazil was the focal point of attention as the next crisis waiting to happen and it required the combined muscle of the U.S. Treasury, the IMF, and the bullish rhetoric from almost every head of state to ensure that Brazil did not fail. President Cardoso was successfully re-elected despite an IMF reform manifesto, and capital outflows waned for the present. Growth estimates for Latin America started to decline sharply in October, and the Fund manager reversed the Fund's bullishness, cutting back on above-index allocations in Brazil and Chile as stocks recovered from their lows.

     Looking ahead, the Fund manager believes there will be downward revisions of earnings forecasts in both the U.S. and Europe, where bottom-up numbers look unrealistic--although Europe's growth should still be respectable. In Asia, the manager expects stability during the first half of 1999, with true recovery creeping through only later in the year. The manager is confident that the Fund is well-positioned for this climate.


                                          See page 47 for financial details.  25

PIMCO Emerging Markets Fund


OBJECTIVE
Long-term growth of capital

PORTFOLIO
Primarily common stocks of companies located in emerging market countries

FUND INCEPTION DATE
6/1/93

TOTAL NET ASSETS
$20 million

NUMBER OF SECURITIES IN THE PORTFOLIO
169 (not including short-term instruments)

PIMCO ADVISORS INSTITUTIONAL MANAGER
Blairlogie Capital Management

--------------------------------------------------------------------------------
 PERFORMANCE*
--------------------------------------------------------------------------------

Average Annual Total Return   For periods ended 12/31/98

              A Shares          B Shares          C Shares   MSCI     Lipper
                                                             EMF      Emg. Mkts
                      Adjusted           Adjusted Adjusted   Index    Fund Avg.
--------------------------------------------------------------------------------
6 months      -16.6%   -21.2%   -17.0%    -21.1%   -17.8%    -8.0%    -13.5%
1 year        -27.7%   -31.7%   -28.2%    -31.8%   -28.9%   -25.3%    -26.9%
3 years        -9.7%   -11.4%   -10.3%    -11.2%   -10.3%   -11.2%     -8.3%
5 years       -10.0%   -11.0%   -10.7%    -11.0%   -10.7%    -9.3%    -10.3%
Inception      -1.5%    -2.5%    -2.2%     -2.4%    -2.2%      --        --


Change in Value
$10,000 invested at the Fund's inception

                           [LINE GRAPH APPEARS HERE]

                                    RETAIL


                        PIMCO        PIMCO        PIMCO                MSCI
                     Emerging     Emerging     Emerging    Emerging Markets
                    Markets A    Markets B    Markets C          Free Index
=============       ===================================    ================
     05/31/93        9,450.00    10,000.00    10,000.00           10,000.00
     06/30/93        9,588.68    10,140.93    10,140.93           10,296.33
     07/31/93        9,878.21    10,440.64    10,440.64           10,568.49
     08/31/93       10,847.52    11,458.64    11,458.63           11,460.90
     09/30/93       11,051.69    11,667.24    11,667.24           11,880.00
     10/31/93       11,842.69    12,494.97    12,494.97           12,945.96
     11/30/93       12,726.82    13,419.97    13,419.97           13,518.84
     12/31/93       14,753.17    15,548,36    15,548.36           15,753.27
     01/31/94       15,695.19    16,531.41    16,531.41           16,040.08
     02/28/94       15,260.86    16,064.44    16,064.44           15,754.74
     03/31/94       14,075.03    14,805.99    14,805.99           14,328.99
     04/30/94       13,670.51    14,371.36    14,371.36           14,042.42
     05/31/94       14,328.97    15,054.36    15,054.36           14,523.04
     06/30/94       13,602.86    14,282.31    14,282.31           14,122.73
     07/31/94       14,368.13    15,076.63    15,076.63           15,000.73
     08/31/94       15,990.03    16,768.99    16,768.99           16,862.67
     09/30/94       16,510.61    17,304.74    17,304.74           17,054.29
     10/31/94       16,086.33    16,849.31    16,849.31           16,746.49
     11/30/94       15,302.41    16,018.02    16,018.02           15,875.56
     12/31/94       13,550.68    14,174.10    14,174.10           14,600.91
     01/31/95       11,742.10    12,273.23    12,273.23           13,047.50
     02/28/95       11,154.46    11,651.98    11,651.98           12,712.85
     03/31/95       10,976.49    11,458.62    11,458.62           12,793.40
     04/30/95       11,536.09    12,035.80    12,035.80           13,367.75
     05/31/95       12,054.18    12,568.60    12,568.80           14,078.79
     06/30/95       12,132.02    12,642.19    12,642.19           14,121.02
     07/31/95       12,332.54    12,843.05    12,843.05           14,437.37
     08/31/95       12,103.45    12,596.14    12,596.14           14,096.61
     09/30/95       12,027.86    12,509.69    12,509.69           14,030.46
     10/31/95       11,578.08    12,033.85    12,033.85           13,494.43
     11/30/95       11,286.58    11,723.54    11,723.54           13,254.25
     12/31/95       11,804.20    12,253.64    12,253.64           13,842.76
     01/31/96       12,789.04    13,268.26    13,268.26           14,826.94
     02/29/96       12,445.16    12,903.60    12,903.60           14,591.14
     03/31/96       12,574.68    13,029.70    13,029.70           14,704.89
     04/30/96       12,992.46    13,454.59    13,454.59           15,293.16
     05/31/96       12,957.17    13,409.52    13,409.52           15,224.32
     06/30/96       13,014.61    13,460.66    13,460.66           15,318.79
     07/31/96       11,920.51    12,320.53    12,320.53           14,272.60
     08/31/96       12,296.77    12,701.47    12,701.47           14,638.01
     09/30/96       12,446.83    12,848.61    12,848.61           14,765.43
     10/31/96       11,990,62    12,369.54    12,369.54           14,371.22
     11/30/96       12,202.28    12,580.26    12,580.26           14,612.62
     12/31/96       12,324.16    12,697.87    12,697.87           14,675.11
     01/31/97       13,219.03    13,615.48    13,615.48           15,675.89
     02/28/97       13,703.64    14,114.62    14,114.62           16,346.90
     03/31/97       13,384.07    13,764.23    13,764.23           15,917.06
     04/30/97       13,239.78    13,604.84    13,604.84           15,945.69
     05/31/97       13,734.78    14,114.63    14,114.63           16,401.65
     06/30/97       14,374.08    14,751.94    14,751.94           17,280.32
     07/31/97       14,363.76    14,741.28    14,741.28           17,538.08
     08/31/97       12,683.09    13,010.12    13,010.12           15,306.34
     09/30/97       13,353.36    13,679.27    13,679.27           15,730.57
     10/31/97       11,569.46    11,852.57    11,852.57           13,149.29
     11/30/97       11,445.78    11,714.53    11,714.53           12,669.64
     12/31/97       12,033.52    12,309.52    12,309.31           12,974.98
     01/31/98       11,177.70    11,427.77    11,427.77           11,957.87
     02/28/98       11,889.21    12,160.62    12,149.99           13,206.27
     03/31/98       12,580.04    12,850.93    12,851.01           13,779.31
     04/30/98       12,703.74    12,967.81    12,967.89           13,628.20
     05/31/98       11,249.85    11,470.29    11,470.36           11,761.14
     06/30/98       10,435.23    10,641.93    10,641.99           10,527.00
     07/31/98       10,868.30    11,066.54    11,066.61           10,860.67
     08/31/98        7,435.00     7,572.83     7,572.88            7,720.42
     09/30/98        7,795.60     7,934.06     7,934.11            8,210.31
     10/31/98        8,342.07     8,486.27     8,476.01            9,074.89
     11/30/98        8,754.17     8,900.40     8,900.65            9,829.62
     12/31/98        8,699.89     8,736.32     8,836.57            9,687.07

*The adjusted returns above include the effect of applicable sales charges. Excluding the 6-month and 1-year returns, these returns represent the blended performance of the Fund's retail class shares (for the period from 1/20/97) and the prior performance of the Fund's institutional class shares (for the period from 6/11/93), adjusted for retail class fees and expenses. Past performance is not an indication of future results. See page 30 for Footnotes, which include additional details.


--------------------------------------------------------------------------------
 PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Top Holdings in                                                       % of Total
Selected Countries                                                   Investments
--------------------------------------------------------------------------------
Hungary/Magyar Tavkozlesi Rt                                                3.7%
--------------------------------------------------------------------------------
Mexico/Telefonos de Mexico-ADR                                              3.1%
--------------------------------------------------------------------------------
Brazil/Telecomunicacoes                                                     2.5%
Brasileiras SA SP - ADR
--------------------------------------------------------------------------------
Turkey/Turkiye Is Bankasi "C"                                               2.2%
--------------------------------------------------------------------------------
Argentina/YPF Sociedad Anonima-ADR                                          2.1%
--------------------------------------------------------------------------------
Hungary/MOL Magyar Olaj-es                                                  2.1%
Gazipari Rights
--------------------------------------------------------------------------------
Poland/Elektrim Spolka Akcyjna SA                                           2.0%
--------------------------------------------------------------------------------
Chile/Enersis SA SP-ADR                                                     2.0%
--------------------------------------------------------------------------------
Peru/Telefonica del Peru SA "B"                                             2.0%
--------------------------------------------------------------------------------
Chile/Compania de                                                           1.6%
Telecomunicaciones de Chile SA SP-AD
--------------------------------------------------------------------------------

Top 5 Countries                                           % of Total Investments
--------------------------------------------------------------------------------
Mexico                                                                     10.5%
--------------------------------------------------------------------------------
Poland                                                                     10.1%
--------------------------------------------------------------------------------
Brazil                                                                     10.1%
--------------------------------------------------------------------------------
Turkey                                                                      9.0%
--------------------------------------------------------------------------------
Hungary                                                                     8.7%
--------------------------------------------------------------------------------

Regional Breakdown
--------------------------------------------------------------------------------
Stock:   Latin America                                                       43%
--------------------------------------------------------------------------------
         Eastern Europe                                                      33%
--------------------------------------------------------------------------------
         Asia                                                                18%
--------------------------------------------------------------------------------
         South Africa                                                         6%
--------------------------------------------------------------------------------

Portfolio Composition
--------------------------------------------------------------------------------
Common Stock                                                                100%
--------------------------------------------------------------------------------
Cash Equivalents                                                              0%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

For the six-month period ended December 31, 1998, PIMCO Emerging Markets Fund returned -16.6% for Class A shares, -17.0% for Class B shares and -17.8% for Class C shares.

     For most investors in developing stock markets, 1998 was a year to forget, with the MSCI EMF Index plummeting 25.3%. A new buzzword entered the lexicon of the financial markets--"contagion." Fear and risk aversion swept from Asia to Russia to Latin America and short-term volatility reached new highs. It was a disappointing year for the Fund insofar as a successful first half was erased by a poor second half.

     Despite some weakness in December, the fourth quarter saw somewhat of a recovery in emerging markets. The Fund's under-performance of the benchmark was a result of the Fund's top-down investment philosophy. Being underweight in Korea, Indonesia, Philippines and Thailand accounted for the bulk of the shortfall. On a brighter note, stock selection was positive, notably in Turkey and Chile.

     In general, Europe's developing markets had a difficult third quarter followed by a recovery in the fourth quarter. The Russian market plummeted in the third quarter after the country's default, but bounced back substantially in the year's final quarter. Hungary and Poland's economies continued to be healthy, which led to sizable gains in their markets in the fourth quarter.

     After a weak third quarter, Asia's developing markets improved toward the end of the year. October's sharp rise in the yen acted as the catalyst for foreigners to return to Asian markets. There is no doubt that investors repriced Asian risk, as the economic situation in the region showed early signs of stabilizing. Liquidity had been rising for some months, with a portion of it undoubtedly reaching equities. This excess money, as illustrated by negative real rates, together with investor underexposure explains the scale of the region's outperformance rather than tangible signs of economic health.

     Latin America was a disappointment for the Fund. Latin American markets experienced a hearty bounce off their September lows before profit taking took hold in December. Brazil was the focal point of concern as the next crisis waiting to happen, which caused market jitters. It required the combined muscle of the U.S. Treasury, the IMF and the bullish rhetoric from almost every head of state to ensure that Brazil did not fail. President Cardoso was successfully re-elected despite an IMF reform manifesto, and capital outflows finally slowed.

     Looking ahead, the manager believes that global economic growth will remain subdued in 1999, especially in Europe and the United States. In Asia, the manager expects stability during the first half of 1999, with true recovery creeping through only later in the year.


26                                           See page 49 for financial details.

December 31, 1998

PIMCO Innovation Fund


OBJECTIVE
Capital appreciation; no consideration given to income

PORTFOLIO
Primarily technology-related stocks of companies of all sizes

FUND INCEPTION DATE
12/22/94

TOTAL NET ASSETS
$625 million

NUMBER OF SECURITIES IN THE PORTFOLIO
37 (not including short-term instruments)

PIMCO ADVISORS INSTITUTIONAL MANAGER
Columbus Circle Investors

--------------------------------------------------------------------------------
 PERFORMANCE*
--------------------------------------------------------------------------------

Average Annual Total Return   For periods ended 12/31/98

                A Shares          B Shares         C Shares          Lipper
                                                            S&P 500  Sc. & Tech.
                        Adjusted         Adjusted Adjusted  Index    Fund Avg.
--------------------------------------------------------------------------------
6 months        30.9%    23.7%    30.4%    25.4%   29.4%     9.2%     25.9%
1 year          79.4%    69.5%    78.0%    73.0%   77.1%    28.6%     51.1%
3 years         34.2%    31.7%    33.2%    32.6%   33.2%    28.2%     22.9%
Inception       36.6%    34.7%    35.6%    35.4%   35.6%      --        --

Change in Value
$10,000 invested at the Fund's inception

                           [LINE GRAPH APPEARS HERE]

                                    RETAIL


                      PIMCO           PIMCO           PIMCO      S&P 500
               Innovation A    Innovation B    Innovation C        Index
===========    ============    ============    ============    =========
   12/31/94        9,450.00       10,000.00       10,000.00    10,000.00
   01/31/95        9,374.21        9,909.78        9,909.78    10,259.30
   02/28/95        9,970.74       10,541.01       10,541.01    10,659.10
   03/31/95       10,273.77       10,851.63       10,851.63    10,973.66
   04/30/95       10,718.82       11,312.53       11,312.53    11,296.83
   05/31/95       10,974.45       11,573.05       11,573.05    11,748.36
   06/30/95       12,186.43       12,845.58       12,845.58    12,021.28
   07/31/95       13,322.68       14,037.93       14,037.93    12,419.90
   08/31/95       13,635.11       14,358.66       14,348.63    12,451.08
   09/30/95       13,956.96       14,689.38       14,679.21    12,976.51
   10/31/95       13,786.61       14,499.04       14,498.78    12,930.19
   11/31/95       14,165.30       14,889.93       14,889.66    13,497.82
   12/31/95       13,733.41       14,432.75       14,422.45    13,757.79
   01/31/96       13,549.34       14,227.56       14,227.61    14,226.10
   02/29/96       14,208.44       14,914.82       14,914.87    14,357.98
   03/31/96       14,092.17       14,781.51       14,781.56    14,496.25
   04/30/96       15,594.48       16,340.64       16,340.69    14,709.92
   05/31/96       16,864.02       17,664.00       17,664.06    15,089.29
   06/30/96       16,175.82       16,925.43       16,925.49    15,146.78
   07/31/96       13,878.80       14,525.08       14,514.88    14,477.60
   08/31/96       14,721.91       15,386.64       15,386.71    14,782.93
   09/30/96       16,728.19       17,479.32       17,479.40    15,614.91
   10/31/96       16,611.76       17,335.57       17,335.65    16,045.57
   11/30/96       17,609.99       18,371.73       18,371.82    17,258.46
   12/31/96       16,974.41       17,698.92       17,699.00    16,916.57
   01/31/97       17,908.19       18,656.20       18,656.29    17,973.51
   02/28/97       15,883.53       16,533.44       16,533.52    18,114.43
   03/31/97       14,841.62       15,441.01       15,441.09    17,370.10
   04/30/97       15,077.46       15,680.22       15,680.30    18,407.10
   05/31/97       16,974.42       17,636.35       17,636.43    19,527.72
   06/30/97       17,131.72       17,792.41       17,782.09    20,402.57
   07/31/97       19,667.46       20,414.62       20,404.24    22,026.00
   08/31/97       19,195.67       19,915.04       19,904.64    20,792.10
   09/30/97       20,620.74       21,371.88       21,371.77    21,930.89
   10/31/97       19,293.67       19,987.82       19,987.72    21,198.39
   11/30/97       19,205.06       19,883.68       19,883.58    22,179.67
   12/31/97       18,506.70       19,143.81       19,132.64    22,560.49
   01/31/98       19,238.11       19,885.94       19,886.02    22,810.01
   02/28/98       21,599.64       22,312.00       22,301.02    24,455.07
   03/31/98       22,414.60       23,142.68       23,142.95    25,707.41
   04/30/98       24,034.28       24,793.47       24,793.76    25,966.03
   05/31/98       22,508.48       23,209.39       23,198.58    25,519.67
   06/30/98       25,371.54       26,145.35       26,134.13    26,556.28
   07/31/98       25,518.70       26,278.69       26,267.41    26,273.46
   08/31/98       20,420.06       21,017.70       21,016.56    22,474.84
   09/30/98       24,203.90       24,895.46       24,883.60    23,914.58
   10/31/98       25,113.96       25,814.11       25,814.25    25,859.79
   11/30/98       27,936.77       28,694.96       28,682.21    27,427.15
   12/31/98       33,208.44       33,883.87       34,080.20    29,007.51

*The adjusted returns above include the effect of paying the applicable sales charges. Class B shares commenced operations after the inception date shown. Total return for the periods shown before the inception of Class B shares reflects the performance for this Fund's oldest class of shares, restated to reflect the appropriate operating expenses for those shares. Past performance is not an indication of future results. See page 30 for Footnotes, which include additional details.

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Top 10 Holdings                                           % of Total Investments
--------------------------------------------------------------------------------
America Online, Inc.                                                        8.6%
Online service provider
--------------------------------------------------------------------------------
Cisco Systems, Inc.                                                         5.0%
Computer network products
--------------------------------------------------------------------------------
Microsoft Corp.                                                             4.1%
Computer software
--------------------------------------------------------------------------------
Intel Corp.                                                                 3.9%
Microcomputer parts
--------------------------------------------------------------------------------
Compaq Computer Corp.                                                       3.8%
Computer manufacturer
--------------------------------------------------------------------------------
International Business Machines Corp.                                       3.7%
Business machines manufacturer
--------------------------------------------------------------------------------
Micron Technology, Inc.                                                     3.5%
Semiconductor memory circuits
--------------------------------------------------------------------------------
Amgen, Inc.                                                                 3.3%
Biotechnology
--------------------------------------------------------------------------------
3Com Corp.                                                                  3.1%
Computer communication systems
--------------------------------------------------------------------------------
Nokia Corp. - ADR                                                           3.0%
Telecommunications services
--------------------------------------------------------------------------------
Top Ten Total                                                              42.0%
--------------------------------------------------------------------------------

Top 3 Industries                                          % of Total Investments
--------------------------------------------------------------------------------
Technology                                                                 75.7%
--------------------------------------------------------------------------------
Health Care                                                                 9.7%
--------------------------------------------------------------------------------
Communications                                                              6.6%
--------------------------------------------------------------------------------

Portfolio Composition
--------------------------------------------------------------------------------
Common Stock                                                                 92%
--------------------------------------------------------------------------------
Cash Equivalents                                                              8%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
 PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

PIMCO Innovation Fund had a stellar six months, returning 30.9% for Class A shares and 30.4% for Class B shares and 29.4% for Class C shares versus the S&P 500's return of 9.2% for the same period. And Innovation Fund has turned in a strong performance for the longer term, handily beating the S&P 500 for both the one-year and three-year periods ended December 31, 1998.

     America Online was one of the Fund's best performing holdings in this period. A variety of factors contributed to its success. Membership reached 15 million subscribers in the fourth quarter. In addition, the release of the Starr Report via the Web increased Internet traffic and confirmed the importance of this medium in general and AOL in particular. The company's announced merger with Netscape and the increase in holiday shopping on the Internet also helped the stock's performance this year.

     Another strong performer for the Fund was Nokia, a cellular phone manufacturer. Nokia, whose product line is considered to be of a higher quality than that of its competitors, benefited from a number of positive factors. 'OneRate' plans initiated by AT&T are being emulated by other cell phone service providers, which is driving an increase in business subscribers, while pre-paid plans are accelerating entry-level subscribers. And Nokia continues to benefit from the major worldwide conversion in cellular telephones from analog to digital, which has increased sales of its phones.

     Among our non-technology holdings that have benefited from the use of technology, Amgen was a strong performer. The biotechnology company's anemia drug, Epogen, benefited from last year's increase in recommended dosages by Medicare for dialysis, which increased sales. Another contributor to the company's success this period was a favorable arbitration ruling in a dispute with pharmaceuticals giant Johnson & Johnson. The outcome allows Amgen to market their NESP drug worldwide.

     Another strong area for the Fund was semiconductor stocks. Because of their poor performance for the last several years, the Fund was underweight in this area when, in October, the Federal Reserve cut interest rates and re-ignited a bull market. The Fund quickly increased its semiconductor holdings, and saw a large uptick in the fourth quarter as a result.

     The manager believes the Fund is well-positioned to benefit from the reality that technology spending has become a critical driver of success for most companies. In addition, the Fund is positioned to benefit from the increased spending for the Year 2000 problem and the rapid rise of Internet commerce. The manager is confident that the Fund will continue to identify exciting opportunities within the technology sector.


                                          See page 51 for financial details.  27

PIMCO Precious Metals Fund


OBJECTIVE
Capital appreciation; no consideration given to income

PORTFOLIO
Primarily stocks of companies that extract, process, distribute or market precious metals

FUND INCEPTION DATE
10/10/88

TOTAL NET ASSETS
$23 million

NUMBER OF SECURITIES IN THE PORTFOLIO
53 (not including short-term instruments)

MANAGER
Van Eck Associates (an independent sub-advisor not owned by PIMCO Advisors L.P.

--------------------------------------------------------------------------------
 PERFORMANCE*
--------------------------------------------------------------------------------

Average Annual Total Return   For periods ended 12/31/98

           A Shares         B Shares          C Shares  Phil. Gold Lipper
                                                        & Silver   Gold Oriented
                   Adjusted         Adjusted  Adjusted  Index      Fund Avg.
6 month      1.8%    -3.8%    1.5%    -3.5%     0.5%    -9.4%         -2.2%
1 year      -7.4%   -12.5%   -8.5%   -13.0%    -9.6%   -12.4%        -10.9%
5 years    -16.1%   -17.0%  -16.8%   -17.1%   -16.8%   -13.2%        -13.7%
10 years    -5.1%    -5.6%   -5.9%    -5.9%    -5.9%    -2.9%         -3.8%
Inception   -5.5%    -6.0%   -6.3%    -6.3%    -6.3%      --            --

Change in Value
$10,000 invested at the Fund's inception

                           [LINE GRAPH APPEARS HERE]

                        PIMCO         PIMCO          PIMCO      Phil. Gold
                     Precious      Precious       Precious        & Silver
                     Metals A      Metals B       Metals C           Index
==========================================================================
     10/31/88        9,450.00      10,000.00      10,000.00      10,000.00
     11/30/88        9,475.21      10,020.61      10,020.61      10,125.66
     12/31/88        9,209.77       9,733.49       9,733.49       9,507.21
     01/31/89        9,673.77      10,217.57      10,217.57       9,868.88
     02/28/89        9,562.26      10,093.93      10,093.93      11,007.43
     03/31/89        9,490.32      10,011.56      10,011.56      10,340.91
     04/30/89        9,095.83       9,589.29       9,589.29       9,719.19
     05/31/89        8,574.12       9,033.05       9,033.05       9,466.78
     06/30/89        8,921.59       9,393.54       9,393.54      10,100.52
     07/31/89        9,240.29       9,723.13       9,723.13      10,428.32
     08/31/89        9,667.06      10,166.01      10,166.01      11,159.31
     09/30/89        9,663.15      10,155.70      10,155.70      11,341.78
     10/31/89        9,649.64      10,135.12      10,135.12      11,524.26
     11/30/89       10,881.45      11,422.60      11,422.60      13,041.96
     12/31/89       10,780.41      11,309.27      11,309.27      13,104.24
     01/31/90       11,013.13      11,546.21      11,546.21      14,235.14
     02/28/90       10,380.79      10,876.70      10,876.70      13,190.56
     03/31/90        9,778.04      10,238.11      10,238.11      12,315.34
     04/30/90        8,751.18       9,156.66       9,156.66      10,868.66
     05/31/90        9,140.59       9,558.36       9,558.36      11,731.86
     06/30/90        8,496.21       8,878.60       8,878.60      11,085.01
     07/31/90        9,240.84       9,651.07       9,651.07      11,904.50
     08/31/90        9,236.87       9,640.81       9,640.81      11,806.16
     09/30/90        9,282.01       9,682.05       9,682.05      11,837.85
     10/31/90        7,796.90       8,126.74       8,126.74       9,809.88
     11/30/90        7,584.33       7,900.16       7,900.16       9,313.81
     12/31/90        8,142.85       8,476.96       8,476.96      10,603.15
     01/31/91        7,119.11       7,405.77       7,405.77       8,755.46
     02/28/91        7,743.01       8,044.37       8,044.37       9,396.85
     03/31/91        7,673.68       7,961.97       7,961.97       9,210.01
     04/30/91        7,535.05       7,807.46       7,807.46       8,803.54
     05/31/91        7,643.96       7,920,75       7,920.75       8,994.76
     06/30/91        8,129.16       8,425.46       8,425.46       9,637.24
     07/31/91        8,099.48       8,384.23       8,384.23       9,609.92
     08/31/91        7,356.84       7,611.72       7,611.72       8,294.36
     09/30/91        7,436.08       7,683.82       7,683.82       8,613.42
     10/31/91        7,871.76       8,126.71       8,126.71       9,058.13
     11/30/91        7,881.65       8,147.33       8,147.33       9,192.53
     12/31/91        7,782.63       8,023.71       8,023.71       8,827.58
     01/31/92        7,911.32       8,157.62       8,157.62       9,126.97
     02/29/92        7,792.48       8,034.04       8,034.04       8,894.23
     03/31/92        7,297.41       7,508.73       7,508.73       7,871.50
     04/30/92        6,812.23       7,014.32       7,014.32       7,640.95
     05/31/92        7,228.10       7,436.62       7,436.62       8,197.12
     06/30/92        7,594.44       7,807.41       7,807.41       8,579.55
     07/31/92        7,911.28       8,126.70       8,126.70       9,028.63
     08/31/92        7,584.51       7,786.82       7,786.82       8,617.79
     09/30/92        7,465.67       7,663.21       7,663.21       8,790.43
     10/31/92        7,178.54       7,364.53       7,364.53       8,261.58
     11/30/92        6,584.45       6,746.52       6,746.52       7,190.78
     12/31/92        6,861,69       7,034.94       7,034.94       7,790.65
     01/31/93        6,673.56       6,839.24       6,839.24       7,815.78
     02/28/93        7,237.94       7,405.72       7,405.72       8,302.01
     03/31/93        8,337.01       8,518.12       8,518.12       9,486.45
     04/30/93        9,436.08       9,640.82       9,640.82      10,796.55
     05/31/93       11,178.75      11,422.76      11,422.76      12,140.52
     06/30/93       11,347.08      11,587.52      11,587.52      12,722.90
     07/31/93       12,634.27      12,895.64      12,895.64      14,084.35
     08/31/93       11,357.00      11,577.20      11,577.20      12,879.15
     09/30/93       10,218.33      10,413.30      10,413.30      11,375.66
     10/31/93       11,654.02      11,865.60      11,865.60      13,488.85
     11/30/93       11,436.22      11,639.06      11,639.06      12,970.94
     12/31/93       13,099.65      13,328.33      13,328.33      14,413.24
     01/31/94       13,198.69      13,421.07      13,421.07      14,405.59
     02/28/94       12,604.65      12,813.37      12,813.37      14,028.63
     03/31/94       12,624.51      12,813.39      12,813.39      14,608.83
     04/30/94       11,802.63      11,968.80      11,968.80      12,503.28
     05/31/94       12,198.75      12,370.58      12,370.58      13,146.85
     06/30/94       11,951.24      12,113.08      12,113.08      12,592.88
     07/31/94       12,139.36      12,298.49      12,298.49      12,210.45
     08/31/94       12,852.27      13,009.19      13,009.19      12,950.17
     09/30/94       14,000.93      14,162.90      14,162.90      14,448.21
     10/31/94       13,080.01      13,225.53      13,225.53      12,828.89
     11/30/94       11,545.22      11,670.24      11,670.24      11,221.59
     12/31/94       11,921.45      12,041.02      12,041.02      11,946.02
     01/31/95       10,149.01      10,238.44      10,238.44      10,640.30
     02/28/95       10,515.37      10,598.99      10,598.99      11,345.06
     03/31/95       11,584.74      11,670.25      11,670.25      13,327.14
     04/30/95       11,644.13      11,721.72      11,721.72      12,776.44
     05/31/95       11,495.61      11,577.46      11,577.46      13,111.89
     06/30/95       11,465.95      11,536.27      11,525.96      13,132.65
     07/31/95       11,743.22      11,804.11      11,793.84      12,969.84
     08/31/95       12,050.16      12,113.12      12,102.81      13,402.53
     09/30/95       12,208.55      12,257.33      12,257.26      13,570.80
     10/31/95       10,743.13      10,784.44      10,774.08      11,711.10
     11/30/95       11,406.54      11,443.66      11,443.56      13,233.17
     12/31/95       11,505.62      11,536.36      11,536.26      13,157.78
     01/31/96       13,891.98      13,926.09      13,925.96      15,411.93
     02/29/96       14,099.94      14,121.69      14,121.57      15,740.82
     03/31/96       13,842.56      13,864.10      14,853.68      15,715.69
     04/30/96       14,159.46      14,173.06      14,162.61      15,670.89
     05/31/96       14,803.06      14,801.28      14,801.15      16,268.58
     06/30/96       12,664.36      12,648.48      12,648.37      13,522.73
     07/31/96       12,406.91      12,390.94      12,390.84      13,587.19
     08/31/96       13,030.64      13,009.02      13,008.91      13,609.05
     09/30/96       12,000.89      11,968.78      11,968.67      12,585.23
     10/31/96       12,050.36      12,020.35      12,020.25      12,631.12
     11/30/96       11,555.24      11,515.66      11,515.56      13,132.65
     12/31/96       11,237.25      11,195.06      11,194.96      12,756.77
     01/31/97       10,523.56      10,473.14      10,473.05      12,041.08
     02/28.97       11,950.83      11,843.74      11,843.64      13,380.68
     03/31/97       10,553.68      10,441.72      10,452.10      11,376.75
     04/30/97        9,608.86       9,479.12       9,499.99      10,255.68
     05/31/97        9,960.70       9,866.20       9,886.17      11,397.51
     06/30/97        8,875.16       8,809.52       8,819.95      10,445.80
     07/31/97        8,372.58       8,317.79       8,328.21      10,699.30
     08/31/97        8,382.63       8,317.79       8,328.20      10,803.10
     09/30/97        8,855.02       8,778.13       8,788.55      11,964.60
     10/31/97        7,347.33       7,282.01       7,292.43       9,605.55
     11/30/97        5,658.75       5,618.44       5,618.41       7,738.20
     12/31/97        5,889.93       5,817.24       5,817.21       8,106.42
     01/31/98        6,442.72       6,340.36       6,340.34       8,191.65
     02/28/98        6.090.92       5,984.65       5,984.62       8,249.31
     03/31/98        6,402.52       6,277.60       6,277.57       8,934.91
     04/30/98        7,045.80       6,915.84       6,915.81       9,622.75
     05/31/98        6,040.68       5,942.80       5,942.78       8,187.93
     06/30/98        5,357.20       5,241.80       5,231.31       7,861.87
     07/31/98        5,156.30       5,053.62       5,042.98       6,901.94
     08/31/98        4,171.45       4,080.80       4,080.28       8,434.17
     09/30/98        5,930.55       5,796.77       5,785,43      12,937.17
     10/31/98        5,950.71       5,817.64       5,806.25      13,017.38
     11/30/98        5,679.36       5,545.37       5,534.52      12,270.18
     12/31/98        5,454.46       5,320,79       5,309.82      11,237.03

*The adjusted returns above include the effect of paying the applicable sales charges. Class A and B shares commenced operations after the inception date shown. Total return for the periods shown before the inception of Class A and B shares reflects the performance for this Fund's oldest class of shares (Class
C), restated to reflect the appropriate operating expenses for those shares. Had Class A share returns been restated on the basis of different sales charges, but without regard to the lower operating expenses of Class A shares, the adjusted total return figure for the 10-year and since inception periods would have been lower, namely -5.8% and -6.2%. Past performance is not an indication of future results. See page 30 for Footnotes, which include additional details.


--------------------------------------------------------------------------------
 PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Top 10 Stocks                                             % of Total Investments
--------------------------------------------------------------------------------
Getchell Gold Corp.                                                        11.1%
--------------------------------------------------------------------------------
Meridian Gold, Inc.                                                         7.5%
--------------------------------------------------------------------------------
Newmont Mining Corp.                                                        5.5%
--------------------------------------------------------------------------------
Homestake Mining Corp.                                                      5.4%
--------------------------------------------------------------------------------
Barrick Gold Corp.                                                          5.0%
--------------------------------------------------------------------------------
Anglo American Gold Investment                                              4.1%
Co. Limited
--------------------------------------------------------------------------------
Harmony Gold Mining Co. Limited                                             3.8%
--------------------------------------------------------------------------------
Battle Mountain Gold Co.                                                    3.7%
--------------------------------------------------------------------------------
Placer Dome, Inc.                                                           3.5%
--------------------------------------------------------------------------------
Western Areas Gold Mining                                                   3.3%
Co. Limited
--------------------------------------------------------------------------------
Top Ten Total                                                              52.9%
--------------------------------------------------------------------------------

Regions                                                   % of Total Investments
--------------------------------------------------------------------------------
Stock:   Canada                                                              32%
--------------------------------------------------------------------------------
         South Africa                                                        28%
--------------------------------------------------------------------------------
         United States                                                       26%
--------------------------------------------------------------------------------
         Australia                                                           10%
--------------------------------------------------------------------------------
         Europe                                                               1%
--------------------------------------------------------------------------------
         South Africa                                                         1%
--------------------------------------------------------------------------------

Investment Breakdown
--------------------------------------------------------------------------------
Common Stock                                                                 98%
--------------------------------------------------------------------------------
Cash Equivalents                                                              2%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
 PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

The Precious Metals Fund returned 1.8% for Class A shares, 1.5% for Class B shares and 0.5% for Class C shares for the six months ended December 31, 1998, outperforming the Lipper Gold Oriented Fund Average, which returned -2.2% for the same period.

     Gold funds, which historically have had an inverse relationship to economic performance, suffered this period as a result of robust domestic growth. Only in the third quarter, when the U.S. stock market sank because of jitters over the Russian default and the Long-Term Capital Management debacle, did gold funds perform well. However, those gains were quickly erased in the fourth quarter, when successive Federal Reserve interest rate cuts revived the bull market and pushed it to new highs, resulting in less demand for gold as a safe haven.

     Meridian Gold, the Fund's second largest holding, was one of the strongest performing stocks for the Fund this period. Its Nevada mines proved to be highly efficient, allowing gold production to begin in a new mine while continuing at good rates in existing mines. As a result, the company expects to meet or exceed its 1998 gold production projections. And Meridian Gold discovered that one of its mines, El Penon in northern Chile, is larger and richer than had been previously expected. It has secured financing to develop the El Penon mine, which is expected to double the company's current gold production rate.

     Another strong contributor to the Fund's performance this period was Getchell Gold. The company is in the process of developing a new mine that it estimates will double Getchell's gold production. And Getchell's property has other exploration possibilities, making it a very attractive stock. In addition, the company is a tremendous acquisition opportunity for nearby mines, which has helped its stock price rise.

     One disappointment for the Fund this period was Durban Roodeport Deep Levels Mines. The stock closely tracks the price of gold, so it performs poorly in static-to-down gold markets, like the one that occurred for much of this year.

     Looking ahead, the manager believes the strong economy will continue. The Fund will therefore focus on higher grade gold stocks, which perform better in such an environment.


28                                            See page 52 for financial details.

December 31, 1998

PIMCO Balanced Fund


OBJECTIVE
Total return consistent with prudent investment management

PORTFOLIO
Primarily common stocks, fixed income securities and money market instruments

FUND INCEPTION DATE
6/25/92

TOTAL NET ASSETS
$71 million

NUMBER OF SECURITIES IN THE PORTFOLIO
199 (not including short-term instruments)

PIMCO ADVISORS INSTITUTIONAL MANAGERS
Cadence Capital Management, NFJ Investment Group and Pacific Investment Management Company

--------------------------------------------------------------------------------
 PERFORMANCE*
--------------------------------------------------------------------------------

Average Annual Total Return   For periods ended 12/31/98

             A Shares         B Shares           C Shares S&P 500/     Lipper
                                                          Leh. Agg.    Balanced
                     Adjusted         Adjusted  Adjusted  Hybrid Index Fund Avg.
--------------------------------------------------------------------------------
6 month       2.9%    -2.7%    2.5%     -1.9%     1.7%     7.9%          4.2%
1 year       11.8%     5.7%   11.0%      6.3%    10.0%    21.0%         13.5%
3 years      15.2%    13.0%   14.4%     13.7%    14.4%    19.8%         15.8%
5 years      13.8%    12.5%   13.0%     12.7%    13.0%    17.3%         13.8%
Inception    13.0%    12.0%   12.1%     12.1%    12.2%      --            --

Change in Value
$10,000 invested at the Fund's inception

                           [LINE GRAPH APPEARS HERE]

                                    RETAIL


                PIMCO        PIMCO         PIMCO       LIPPER        S&P 500/
           Balanced A   Balanced B    Balanced C     Balanced       Leh. Agg.
                                                                 Hybrid Index
========   ==========   ==========    ==========    =========    ============
06/30/92     9,450.00    10,000.00     10,000.00    10,000.00       10,000.00
07/31/92     9,811.89    10,376.54     10,376.54    10,293.60       10,326.71
08/31/92     9,789.72    10,346.53     10,346.53    10,197.66       10,241.72
09/30/92     9,946.37    10,505.77     10,505.77    10,315.14       10,362.49
10/31/92     9,974.46    10,528.66     10,528.66    10,316.07       10,328.98
11/30/92    10,143.45    10,700.61     10,700.61    10,551.48       10,540.94
12/31/92    10,283.93    10,842.05     10,842.05    10,702.58       10,685.59
01/31/93    10,361.77    10,917.08     10,917.08    10,845.67       10,821.15
02/28/93    10,483.85    11,039.43     11,039.43    10,979.62       10,985.41
03/31/93    10,576.74    11,130.17     11,130.17    11,206.23       11,142.80
04/30/93    10,436.81    10,976.21     10,976.21    11,120.51       11,120.24
05/31/93    10,559.49    11,098.22     11,098.22    11,315.45       11,194.60
06/30/93    10,614.27    11,148.81     11,148.81    11,435.39       11,295.43
07/31/93    10,563.90    11,088.89     11,088.89    11,481.59       11,293.74
08/31/93    10,873.29    11,406.52     11,406.52    11,828.57       11,630.01
09/30/93    10,820.77    11,344.49     11,344.49    11,854.00       11,589.27
10/31/93    10,935.21    11,457.20     11,457.20    11,975.86       11,750.46
11/30/93    10,820.78    11,330.18     11,330.18    11,784.00       11,643.29
12/31/93    10,895.14    11,400.96     11,400.96    11,981.74       11,752.99
01/31/94    11,068.51    11,575.11     11,575.11    12,295.66       12,056.23
02/28/94    10,869.52    11,360.35     11,360.35    12,054.30       11,776.12
03/31/94    10,495.34    10,962.01     10,962.01    11,616.24       11,351.92
04/30/94    10,571.42    11,034.67     11,034.67    11,642.15       11,402.98
05/31/94    10,619.62    11,077.93     11,077.93    11,731.67       11,514.62
06/30/94    10,450.35    10,894.58     10,894.58    11,528.02       11,335.10
07/31/94    10,732.52    11,181.81     11,181.81    11,788.43       11,648.51
08/31/94    11,010.75    11,464.63     11,464.63    12,083.38       11,940.85
09/30/94    10,777.55    11,214.63     11,214.63    11,865.39       11,695.38
10/31/94    10,898.06    11,332.99     11,332.99    11,902.30       11,848.88
11/30/94    10,662.80    11,081.40     11,081.40    11,624.85       11,579.44
12/31/94    10,748.75    11,163.50     11,163.50    11,736.57       11,714.45
01/31/95    11,019.30    11,437.40     11,437.40    11,882.45       11,989.44
02/28/95    11,334.68    11,758.09     11,758.09    12,228.71       12,383.80
03/31/95    11,500.74    11,922.95     11,922.95    12,444.91       12,633.46
04/30/95    11,708.17    12,130.38     12,130.38    12,678.25       12,927.28
05/31/95    12,121.93    12,551.33     12,551.33    13,083.96       13,437.40
06/30/95    12,299.86    12,727.93     12,727.93    13,315.81       13,664.10
07/31/95    12,469.38    12,895.14     12,895.14    13,597.30       13,923.75
08/31/95    12,594.82    13,016.67     13,016.67    13,703.36       14,011.94
09/30/95    12,925.62    13,350.45     13,350.45    14,030.60       14,421.25
10/31/95    12,966.35    13,384.00     13,384.00    13,995.10       14,465.38
11/30/95    13,354.60    13,776.48     13,776.48    14,430.07       14,933.10
12/31/95    13,592.99    14,013.91     14,013.91    14,657.20       15,189.49
01/31/96    13,851.32    14,271.09     14,271.09    14,921.76       15,540.07
02/29/96    13,727.51    14,135.19     14,135.19    14,928.92       15,518.46
03/31/96    13,727.42    14,125.93     14,125.93    14,985.20       15,564.97
04/30/96    13,795.12    14,186.81     14,186.81    15,084.49       15,667.62
05/31/96    13,982.80    14,370.84     14,370.84    15,238.70       15,897.33
06/30/96    14,104.82    14,487.26     14,487.26    15,289.02       16,019.07
07/31/96    13,712.31    14,074.89     14,074.89    14,895.48       15,611.97
08/31/96    13,792.48    14,148.15     14,148.15    15,130.50       15,799.06
09/30/96    14,292.32    14,652.28     14,652.28    15,690.19       16,442.69
10/31/96    14,641.80    15,001.17     15,001.17    16,022.98       16,860.48
11/30/96    15,467.24    15,837.78     15,837.78    16,769.66       17,740.68
12/31/96    15,316.55    15,673.58     15,673.58    16,563.39       17,463.84
01/31/97    15,796.05    16,158.67     16,158.67    17,070.23       18,139.91
02/28/97    15,810.67    16,173.64     16,173.64    17,133.39       18,243.29
03/31/97    15,409.75    15,741.85     15,754.69    16,634.81       17,712.66
04/30/97    15,821.85    16,163.18     16,160.97    17,135.52       18,453.18
05/31/97    16,469.39    16,810.34     16,823.09    17,836.36       19,197.02
06/30/97    16,906.04    17,250.46     17,245.73    18,408.91       19,804.18
07/31/97    17,988.56    18,340.87     18,335.84    19,456.37       20,963.29
08/31/97    17,602.93    17,931.86     17,926.95    18,839.61       20,187.15
09/30/97    18,321.86    18,670.80     18,669.86    19,591.31       20,969.63
10/31/97    17,993.56    18,320.91     18,319.98    19,234.74       20,671.08
11/30/97    18,292.02    18,609.92     18,608.98    19,586.74       21,283.27
12/31/97    18,581.42    18,890.56     18,904.96    19,876.62       21,588.25
01/31/98    18,630.94    18,940.98     18,938.61    20,015.76       21,842.37
02/28/98    19,357.05    19,664.32     19,661.86    20,810.38       22,780.56
03/31/98    19,956.59    20,253.70     20,248.09    21,447.18       23,512.24
04/30/98    19,906.76    20,186.11     20,180.53    21,595.16       23,703.25
05/31/98    19,840.47    20,118.59     20,113.02    21,377.05       23,548.71
06/30/98    20,185.69    20,456.58     20,450.92    21,763.98       24,202.53
07/31/98    19,719.40    19,965.62     19,960.10    21,509.34       24,068.47
08/31/98    17,952.55    18,152.74     18,163.69    19,655.23       22,137.25
09/30/98    18,737.07    18,955.09     18,951.99    20,504.34       23,195.47
10/31/98    19,441.59    19,652.64     19,649.43    21,271.20       24,278.44
11/30/98    20,195.92    20,385.68     20,382.35    22,049.73       25,216.47
12/31/98    20,777.56    20,964.64     20,981.59    22,863.37       26,118.58

*The adjusted returns above include the effect of applicable sales charges. Excluding the 6 month and 1-year returns, these returns represent the blended performance of the Fund's retail class shares (for the period from 1/20/97) and the prior performance of the Fund's institutional class shares (for the period from 6/25/95), adjusted for retail class fees and expenses. Past performance is not an indication of future results. See page 30 for Footnotes, which include additional details.


--------------------------------------------------------------------------------
 PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Top 5 Holdings                                           % of Total Investments
--------------------------------------------------------------------------------
Government National                                                        5.2%
Mortgage Assn. - 6.50%
--------------------------------------------------------------------------------
U.S. Treasury Bond - 8.875%                                                4.0%
--------------------------------------------------------------------------------
Federal Home Loan                                                          3.8%
Mortgage Corp. - 6.50%
--------------------------------------------------------------------------------
Federal National                                                           3.5%
Mortgage Assn. - 8.50%
--------------------------------------------------------------------------------
New England Educational                                                    2.4%
Loan Marketing - 5.86%
--------------------------------------------------------------------------------
Top Five Total                                                            18.9%
--------------------------------------------------------------------------------

Portfolio Composition
--------------------------------------------------------------------------------
Common Stock                                                              55.2%
--------------------------------------------------------------------------------
Mortgage-Backed Securities                                                24.1%
--------------------------------------------------------------------------------
Corporate Bonds & Notes                                                    7.4%
--------------------------------------------------------------------------------
U.S. Treasury Obligations                                                  5.9%
--------------------------------------------------------------------------------
Short-Term Instruments                                                     5.7%
--------------------------------------------------------------------------------
Other                                                                      1.7%
--------------------------------------------------------------------------------

Bond Analysis
--------------------------------------------------------------------------------
Average Quality                                                             AA+
--------------------------------------------------------------------------------
Duration                                                              5.8 years
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
 PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

The Balanced Fund posted returns of 2.9% for Class A shares, 2.5% for Class B shares and 1.7% for Class C shares for the six-month period ended December 31, 1998.

     At the end of this six-month period, the Fund's assets were allocated approximately 55% to stocks and 45% to bonds. This allocation has remained basically unchanged throughout the year, as the managers believed this split provided shareholders with sufficient exposure to opportunities in both markets, while maintaining the Fund's "prudent" investment style.

     With regard to stocks, the financial services sector contributed to the Fund's performance. In particular, Chase Manhattan saw its stock price increase significantly during the year, as it avoided the market declines and trading losses that plagued other banking companies. Chase benefited from a surge in lending, profits in currency trading, and falling interest rates. Strong consumer and investment banking businesses, along with reduced emerging markets trading, also helped the second-largest United States bank. And Chase displayed confidence in its own future by announcing a stock buyback of approximately $3 billion.

     The consumer cyclical sector also contributed to the Fund's performance this period. The strong domestic economy and low interest rates drove increased consumer spending in the fourth quarter. A particularly strong performer for the Fund this period was Tyco International, a diversified manufacturer of home security and fire protection services. Tyco recently purchased ADT, one of the best-known home security companies, which increases its presence in this industry. And the company is currently involved in the purchase of AMP, an electronic connector manufacturer, which helped its stock rise. Tyco is continuing to provide shareholders with earnings surprises and top-line growth.

     The stock portion of the portfolio in general suffered from investors' attraction to large-cap, high-valuation growth stocks at the expense of lower valuation issues. Many of the equity holdings in the Fund that had strong fundamentals and low valuations were shunned by investors and their stock price did not appreciate as much as large-cap growth offerings.

     As for the bond portion of the portfolio, the Treasury market benefited from continued global turmoil. The economic problems which began in 1997 in Asia spread to Russia last summer, and have more recently affected Latin America, particularly Brazil. Unsuccessful action by the International Monetary Fund further unsettled investor confidence. Global uncertainty contributed to a massive flight to quality, as investors around the world sought relative safety in U.S. Treasuries. Corporate bonds also performed well, as a result of the strong domestic economy and low interest rates, despite a difficult third quarter.

     Concerns about overvaluations and global economic problems make the future of the market seem uncertain, which means this is an ideal time to hold a more diversified portfolio. The Fund's managers currently have no plans to make major adjustments to the allocation or to sector investments at this time.


                                          See page 53 for financial details.  29

--------------------------------------------------------------------------------
 Footnotes
--------------------------------------------------------------------------------

A few notes and definitions are needed for a complete understanding of the performance figures.

Past performance is no indication of future results. Investment return will fluctuate and the value of an investor's shares will fluctuate and may be worth more or less than original cost when redeemed. Total return measures performance, assuming that all dividends and capital gains distributions were reinvested.

Total return, both with and without a sales charge, has been presented. For shareholders who have not bought or sold shares during the period quoted, the non-adjusted figures are probably more meaningful to you than the adjusted figures. The adjusted figures for Class A shares include the effect of paying the maximum initial sales charge of 5.5%. The adjusted figures for Class B shares include the effect of paying the contingent deferred sales charge (CDSC), which declines from 5% in the first year to 0% at the beginning of the seventh year. The adjusted figures for Class C shares include the effect of paying the 1% CDSC, which may apply to shares redeemed during the first year of ownership.

The PIMCO stock funds can invest in foreign securities and the International, International Developed and Emerging Markets Funds invest primarily in these securities, which can involve special risks due to foreign economic and political developments. These risks can be more pronounced with emerging market securities. The Opportunity and Small-Cap Value Funds generally invest in small-cap stocks, which can be riskier than the overall stock market. The Innovation and Precious Metals Funds concentrate their portfolios in one sector, making them more volatile than a more diversified stock portfolio, and, therefore, should be considered as only part of a diversified portfolio.

Line graphs have been included so an investor can compare a Fund's historical performance to that of an appropriate broad-based index. Each index reflects a group of unmanaged securities, and it is not possible to invest directly in an unmanaged index. The Standard & Poor's 500 and Standard & Poor's Mid-Cap are indices of stocks of companies with larger- and medium-sized capitalizations, respectively. The Russell 2000 is an index of stocks of companies with small capitalizations. The MSCI EAFE is an index of foreign stocks. The MSCI world ex-USA Index is an index of foreign developed and emerging market stocks. The MSCI Emerging Market Free Index is an index of emerging market stocks. The S&P 500/Lehman Aggregate Bond Hybrid Index is an index represented by 60% S&P 500 Index and 40% Lehman Aggregate Bond Index (an index containing a variety of bonds). The Philadelphia Gold and Silver Index is an index of stocks of companies in the gold and silver mining industry.

Lipper averages are calculated by Lipper Analytical Services, Inc., a nationally recognized mutual fund performance evaluation firm. They are total-return performance averages of those funds that are tracked by Lipper, with the investment objective noted. They do not take sales charges into account.

For additional details on the PIMCO taxable bond funds, contact your financial advisor to receive a prospectus that contains more complete information, including charges and expenses. Or contact PIMCO Funds Distributors LLC at 2187 Atlantic Street, Stamford, CT 06902, 1-800-277-7337, www.pimcofunds.com. Please read the prospectus carefully before you invest or send money.

Schedule of Investments
Equity Income Fund
December 31, 1998 (Unaudited)

                                                                         Value
                                                          Shares         (000s)
--------------------------------------------------------------------------------
COMMON STOCKS 97.5%
--------------------------------------------------------------------------------
Aerospace 2.2%
BFGoodrich Co.                                           121,500     $    4,359
                                                                     -----------
Capital Goods 6.2%
Dana Corp.                                               102,900          4,206
GATX Corp.                                               109,000          4,128
Hubbell, Inc. `B'                                        107,700          4,093
                                                                         12,427
Communications 6.0%
U.S. West, Inc.                                           64,000          4,136
GTE Corp.                                                 60,800          4,100
Bell Atlantic Corp.                                       66,932          3,803
                                                                     -----------
                                                                         12,039
Consumer Discretionary 13.8%
Ford Motor Co.                                            73,300          4,302
Intimate Brands, Inc.                                    140,500          4,197
Springs Industries, Inc. `A'                              97,300          4,032
American Greetings Corp. `A'                              98,000          4,024
VF Corp.                                                  83,600          3,919
Armstrong World Industries                                59,600          3,595
Penney J.C., Inc.                                         73,900          3,464
                                                                     -----------
                                                                         27,533
Consumer Staples 10.3%
RJR Nabisco Holdings Corp.                               279,000          8,283
Kimberly-Clark Corp.                                      80,300          4,376
SUPERVALU, Inc.                                          142,600          3,993
Anheuser Busch Cos., Inc.                                 58,900          3,865
                                                                     -----------
                                                                         20,517
Energy 9.3%
Kerr McGee Corp.                                         104,600          4,001
Mobil Corp.                                               45,000          3,921
Repsol SA SP - ADR                                        69,500          3,796
Atlantic Richfield Co.                                    55,400          3,615
Ultramar Diamond Shamrock Corp.                          139,500          3,383
                                                                     -----------
                                                                         18,716
Financial & Business Services 19.3%
PNC Bank Corp.                                           150,000          8,119
Union Planters Corp.                                     155,900          7,064
Ohio Casualty Corp.                                       99,900          4,108
Deluxe Corp.                                             111,000          4,058
Bankers Trust New York Corp.                              46,800          3,998
CIGNA Corp.                                               51,000          3,943
Chase Manhattan Corp.                                     56,000          3,812
HRPT Properties Trust                                    252,600          3,552
                                                                     -----------
                                                                         38,654
Health Care 4.0%
American Home Products Corp.                              75,000          4,223
Mallinckrodt Group, Inc.                                 123,500          3,805
                                                                     -----------
                                                                          8,028
Materials & Processing 13.2%
Georgia-Pacific Corp. (Timber Group)                     176,700          4,208
Tenneco, Inc.                                            119,600          4,074
Westvaco Corp.                                           150,000          4,022
Dow Chemical Co.                                          41,300          3,756
Phelps Dodge Corp.                                        70,000          3,561
USX-U.S. Steel Group, Inc.                               151,200          3,478
Union Carbide Corp.                                       80,000          3,400
                                                                     -----------
                                                                         26,499
Technology 1.9%
Harris Corp.                                             102,000          3,736

Utilities 11.3%
Allegheny Energy, Inc.                                   120,000          4,139
Baltimore Gas & Electric                                 129,000          3,983
Peoples Energy Corp.                                      99,000          3,948
Public Service Enterprise Group, Inc.                     94,500          3,780
NICOR, Inc.                                               85,000          3,591
DTE Energy Co.                                            76,000          3,259
                                                                     -----------
                                                                         22,700
                                                                     -----------
Total Common Stocks                                                     195,208
(Cost $178,144)                                                      ===========

                                                       Principal
                                                         Amount         Value
                                                         (000s)        (000s)
--------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 0.9%
--------------------------------------------------------------------------------

Repurchase Agreement 0.9%
State Street Bank
         3.500% due 01/04/99                          $    1,845     $    1,845
         (Dated 12/31/98. Collateralized by
         U.S. Treasury Note 5.750% 10/31/02
         valued at $1,883,250. Repurchase
         proceeds are $1,845,718.)
                                                                     -----------
Total Short-Term Instruments                                              1,845
(Cost $1,845)                                                        -----------

Total Investments (a) 98.4%                                          $  197,053
(Cost $179,989)

Other Assets and Liabilities (Net) 1.6%                                   3,260
                                                                     -----------

Net Assets 100.0%                                                    $  200,313
                                                                     -----------

Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 1998, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation
for all investments in which there was an
excess of value over tax cost                                        $   27,721

Aggregate gross unrealized depreciation
for all investments in which there was an
excess of tax cost over value                                           (10,657)
                                                                     -----------
Unrealized appreciation-net                                          $   17,064
                                                                     -----------

                                                       See accompanying notes 31

Schedule of Investments
Value Fund
December 31, 1998 (Unaudited)

                                                                         Value
                                                          Shares         (000s)
--------------------------------------------------------------------------------
COMMON STOCKS 97.0%
--------------------------------------------------------------------------------
Aerospace 1.2%
Northrop Grumman Corp.                                    40,000     $    2,925

Capital Goods 3.8%
Dana Corp.                                               120,200          4,913
Deere & Co.                                              134,100          4,442
                                                                     -----------
                                                                          9,355
Communications 6.0%
GTE Corp.                                                110,000          7,418
Bell Atlantic Corp.                                      128,300          7,289
                                                                     -----------
                                                                         14,707
Consumer Discretionary 12.9%
Whirlpool Corp.                                          130,000          7,199
VF Corp.                                                 150,000          7,031
American Greetings Corp. `A'                             115,000          4,722
Dillards, Inc. `A'                                       165,000          4,682
Tupperware Corp.                                         169,900          2,793
King World Productions, Inc.                              90,000          2,649
Cracker Barrel Old Country Store, Inc.                   105,000          2,448
                                                                     -----------
                                                                         31,524
Consumer Services 2.1%
Central Newspapers, Inc. `A'                              70,800          5,058

Consumer Staples 13.1%
SUPERVALU, Inc.                                          260,000          7,280
Whitman Corp.                                            210,000          5,329
Kimberly-Clark Corp.                                      90,000          4,905
RJR Nabisco Holdings Corp.                               165,000          4,898
Anheuser Busch Cos., Inc.                                 74,100          4,863
IBP, Inc.                                                160,000          4,660
                                                                     -----------
                                                                         31,935
Energy 9.7%
Repsol SA SP - ADR                                       135,000          7,374
Mobil Corp.                                               77,000          6,709
Kerr McGee Corp.                                         127,000          4,858
Ultramar Diamond Shamrock Corp.                          200,000          4,850
                                                                     -----------
                                                                         23,791
Environmental Services 2.7%
Browning Ferris Industries, Inc.                         230,000          6,541

Financial & Business Services 11.7%
Chase Manhattan Corp.                                    105,000          7,147
Countrywide Credit Industries, Inc.                      100,000          5,019
PNC Bank Corp.                                            92,000          4,980
Union Planters Corp.                                     100,000          4,531
Bear Stearns Cos                                         120,000          4,485
Loews Corp.                                               26,000          2,555
                                                                     -----------
                                                                         28,717
Health Care 9.2%
Amgen, Inc. (b)                                           70,000          7,319
American Home Products Corp.                              98,000          5,519
CIGNA Corp.                                               66,000          5,103
Mallinckrodt Group, Inc.                                 147,500          4,545
                                                                     -----------
                                                                         22,486
Materials & Processing 7.8%
Union Carbide Corp.                                      140,100          5,954
USG Corp. (b)                                            100,000          5,094
USX-U.S. Steel Group, Inc.                               180,000          4,140
Westvaco Corp.                                           144,600          3,877
                                                                     -----------
                                                                         19,065
Technology 6.8%
Apple Computer, Inc.                                     120,000          4,913
Harris Corp.                                             130,000          4,761
Storage Technology Corp. (b)                             131,200          4,666
Adobe Systems, Inc.                                       47,500          2,221
                                                                     -----------
                                                                         16,561

Transportation 1.0%
UAL Corp. (b)                                             40,000          2,388

Utilities 9.0%
Public Service Enterprise Group, Inc.                    185,000          7,396
DTE Energy Co.                                           170,000          7,289
NICOR, Inc.                                              170,000          7,183
                                                                     -----------
                                                                         21,868
                                                                     -----------
Total Common Stocks                                                     236,921
(Cost $222,027)                                                      -----------

--------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 2.9%
--------------------------------------------------------------------------------
                                                        Principal
                                                         Amount
                                                         (000s)
Repurchase Agreement 2.9%
State Street Bank
         3.500% due 01/04/99                          $    7,002          7,002
         (Dated 12/31/98. Collateralized by
         U.S. Treasury Note 7.500% 02/15/05
         valued at $105,525. Repurchase
         proceeds are $100,039.)
                                                                     -----------
Total Short-Term Instruments                                              7,002
(Cost $7,002)                                                        -----------

Total Investments (a) 99.9%                                          $  243,923
(Cost $229,029)

Other Assets and Liabilities (Net) 0.1%                                     280
                                                                     -----------
Net Assets 100.0%                                                    $  244,203
                                                                     -----------

Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 1998, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation
for all investments in which there was an
excess of value over tax cost                                        $   29,842

Aggregate gross unrealized depreciation
for all investments in which there was an
excess of tax cost over value                                           (14,948)
                                                                     -----------
Unrealized appreciation-net                                          $   14,894
                                                                     -----------
(b) Non-income producing security.


32 See accompanying notes

Schedule of Investments
Renaissance Fund
December 31, 1998 (Unaudited)

                                                                         Value
                                                         Shares         (000s)
--------------------------------------------------------------------------------
COMMON STOCKS 98.1%
--------------------------------------------------------------------------------
Building 0.9%
Owens Corning                                            168,100     $    5,957

Communications 12.7%
Tele-Communications, Inc. `A' (b)                        312,400         17,280
Sprint Corp.                                             185,200         15,580
ALLTEL Corp.                                             258,500         15,462
Newbridge Networks Corp. (b)                             496,500         15,081
MediaOne Group, Inc. (b)                                 232,600         10,932
AT&T Corp.                                                92,000          6,923
                                                                     -----------
                                                                         81,258
Consumer Discretionary 15.8%
Corning, Inc.                                            423,900         19,075
Cendant Corp. (b)                                        933,300         17,790
General Motors Corp.                                     242,500         17,354
Hasbro, Inc.                                             421,300         15,219
Tommy Hilfiger Corp. (b)                                 143,700          8,622
Time Warner, Inc.                                        123,200          7,646
B.J.'s Wholesale Club, Inc. (b)                          158,400          7,336
Maytag Corp.                                             117,100          7,289
                                                                     -----------
                                                                        100,331
Consumer Services 2.6%
Carnival Corp. `A'                                       194,700          9,346
Reader's Digest Assn., Inc.                              288,100          7,257
                                                                     -----------
                                                                         16,603
Consumer Staples 8.7%
Philip Morris Cos., Inc.                                 332,600         17,794
Anheuser Busch Cos., Inc.                                270,000         17,719
American Stores Co.                                      367,300         13,567
Champion International `C'                               149,200          6,043
                                                                     -----------
                                                                         55,123
Energy 6.1%
Enron Corp.                                              411,800         23,498
Exxon Corp.                                              207,500         15,173
                                                                     -----------
                                                                         38,671
Financial & Business Services 20.6%
Chase Manhattan Corp.                                    208,200         14,171
Fleet Financial Group, Inc.                              315,600         14,103
Federal National Mortgage Assn                           188,600         13,956
Equitable Cos., Inc.                                     240,100         13,896
Hartford Life, Inc. `A' (b)                              228,300         13,298
Allmerica Financial Corp.                                208,000         12,038
Capital One Financial Corp.                              101,200         11,638
Valassis Communications, Inc. (b)                        194,400         10,036
Citigroup, Inc.                                          190,000          9,405
Fremont General Corp.                                    259,600          6,425
First Union Corp.                                         98,300          5,978
Bank One Corp.                                           115,600          5,903
                                                                     -----------
                                                                        130,847
Health Care 10.6%
Allegiance Corp.                                         523,500         24,408
Amgen, Inc. (b)                                          149,600         15,643
CIGNA Corp.                                              157,700         12,192
Bausch & Lomb, Inc.                                      136,700          8,202
Baxter International, Inc.                               103,600          6,663
                                                                     -----------
                                                                         67,108
Materials & Processing 5.5%
Martin Marietta Materials, Inc.                          407,600         25,348
Vulcan Materials Co.                                      70,400          9,262
                                                                     -----------
                                                                         34,610
Technology 11.2%
International Business Machines Corp.                    132,300         24,442
Motorola, Inc.                                           216,500         13,220
Learning Company, Inc. (b)                               366,900          9,516
Diebold, Inc.                                            256,300          9,147
Teradyne, Inc. (b)                                       177,700          7,530
Micron Technology, Inc. (b)                              141,700          7,165
NCR Corp. (b)                                              1,000             42
                                                                     -----------
                                                                         71,062

Transportation 2.5%
Atlas Air, Inc.                                          326,900         15,998

Utilities 0.9%
Duke Energy Corp.                                         92,200          5,907
                                                                     -----------
Total Common Stocks                                                     623,475
(Cost $506,971)                                                      ===========

--------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 2.6%
--------------------------------------------------------------------------------
                                                       Principal
                                                         Amount
                                                         (000s)
Repurchase Agreement 2.6%
State Street Bank
         3.500% due 01/04/99                          $   16,437         16,437
         (Dated 12/31/98. Collateralized by
         U.S. Treasury Note 7.500% 02/15/05
         valued at $16,766,750. Repurchase
         proceeds are $16,443,392.)
                                                                     -----------
Total Short-Term Instruments                                             16,437
(Cost $16,437)                                                       -----------

Total Investments (a) 100.7%                                         $  639,912
(Cost $523,408)

Written Options (c) (0.0%)                                                  (72)
(Premiums $133)

Other Assets and Liabilities (Net) (0.7%)                                (4,282)

Net Assets 100.0%                                                    $  635,558
                                                                     -----------

Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 1998, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation
for all investments in which there was an
excess of value over tax cost                                        $  119,072

Aggregate gross unrealized depreciation
for all investments in which there was an
excess of tax cost over value                                            (2,568)
                                                                     -----------
Unrealized appreciation-net                                          $  116,504
                                                                     -----------
(b) Non-income producing security.

(c) Premiums received on written options:

Type                                        Contracts       Premium      Value
--------------------------------------------------------------------------------
Call - OTC Micron Technology, Inc.
Strike @ 55.00 Exp. 01/22/99                   676           $133        $ 72


                                                       See accompanying notes 33

Schedule of Investments
Tax Efficient Equity Fund
December 31, 1998 (Unaudited)

                                                                        Value
                                                          Shares       (000s)
--------------------------------------------------------------------------------
COMMON STOCKS 98.1%
--------------------------------------------------------------------------------
Aerospace 0.8%
Northrop Grumman Corp.                                       900     $       66
Lockheed Martin Corp.                                        200             17
BFGoodrich Co.                                               400             14
Raytheon Co. `B'                                             200             11
                                                                     -----------
                                                                            108
Building 0.8%
Centex Corp.                                                 800             36
Fleetwood Enterprises, Inc.                                  800             28
Kaufman & Broad Home Corp.                                   900             26
Crane Co.                                                    500             15
                                                                     -----------
                                                                            105
Capital Goods 8.1%
General Electric Co.                                       3,700            378
United Technologies Corp.                                    800             87
AlliedSignal, Inc.                                         1,900             84
Dana Corp.                                                 1,900             78
Honeywell, Inc.                                            1,000             75
McDermott International, Inc.                              2,500             62
Tyco International Limited                                   800             60
Ingersoll-Rand Co.                                           800             38
Engelhard Corp.                                            1,200             23
PPG Industries, Inc.                                         400             23
Caterpillar, Inc.                                            500             23
Briggs & Stratton                                            400             20
Johnson Controls, Inc.                                       300             18
Newell Co.                                                   400             17
Paccar, Inc.                                                 400             16
W.R. Grace & Co.                                           1,000             16
Hercules, Inc.                                               500             14
Avery Dennison Corp.                                         300             14
Nacco Industries, Inc. `A'                                   100              9
Textron, Inc.                                                100              8
Sunoco, Inc.                                                 200              7
Minnesota Mining & Manufacturing Co.                         100              7
Dover Corp.                                                  100              4
                                                                     -----------
                                                                          1,081
Communications 8.2%
Bell Atlantic Corp.                                        3,400            193
AT&T Corp.                                                 2,500            188
BellSouth Corp.                                            2,600            130
SBC Communications, Inc.                                   2,400            129
Viacom, Inc. `B' (b)                                       1,300             96
GTE Corp.                                                  1,400             94
U.S. West, Inc.                                            1,300             84
AirTouch Communications, Inc. (b)                            700             50
MCI WorldCom, Inc.                                           700             50
Knight-Ridder, Inc.                                          700             36
ALLTEL Corp.                                                 500             30
                                                                     -----------
                                                                          1,080
Consumer Discretionary 12.6%
Wal-Mart Stores, Inc.                                      2,800            227
Ford Motor Co.                                             2,400            140
Home Depot, Inc.                                           1,900            116
Procter & Gamble Co.                                       1,200            110
Time Warner, Inc.                                          1,200             74
TJX Cos., Inc.                                             2,300             67
Gap, Inc.                                                  1,150             65
UST, Inc.                                                  1,600             56
Cendant Corp. (b)                                          2,900             55
Eastman Kodak Co.                                            700             50
Avon Products, Inc.                                        1,100             49
VF Corp.                                                   1,000             47
Pitney Bowes, Inc.                                           700             46
Lowe's Cos., Inc.                                            900             46
Dayton Hudson Corp.                                          800             43
Costco Cos., Inc. (b)                                        600             43
King World Productions, Inc.                               1,400             41
TRW, Inc.                                                    700             39
Maytag Corp.                                                 600             37
Walgreen Co.                                                 600             35
Federated Department Stores, Inc. (b)                        700             30
Emerson Electric Co.                                         400             25
Alberto-Culver Co.                                           900             24
Harrah's Entertainment, Inc.                               1,500             24
Colgate-Palmolive Co.                                        200             19
Liz Claiborne, Inc.                                          500             16
Brunswick Corp.                                              600             15
General Motors Corp.                                         200             14
Consolidated Stores Corp. (b)                                700             14
Dollar General Corp.                                         525             12
Armstrong World Industries                                   200             12
Mattel, Inc.                                                 500             11
Rite Aid Corp.                                               200             10
Gillette Co.                                                 200             10
Wm. Wrigley Jr. Co.                                          100              9
The Stanley Works                                            300              8
Parker Hannifin Corp.                                        200              7
K Mart Corp. (b)                                             400              6
Whirlpool Corp.                                              100              6
Goodyear Tire & Rubber Co.                                   100              5
Hasbro, Inc.                                                 100              4
                                                                     -----------
                                                                          1,667
Consumer Services 2.1%
McDonald's Corp.                                             800             61
Gannett, Inc.                                                900             60
Interpublic Group of Companies, Inc.                         600             48
McGraw-Hill Companies, Inc.                                  400             41
Omnicom Group                                                400             23
New York Times Co.                                           600             21
Marriott International, Inc. `A'                             300              9
Tribune Co.                                                  100              7
Hilton Hotels Corp.                                          200              4
Darden Restaurants, Inc.                                     200              4
                                                                     -----------
                                                                            278
Consumer Staples 7.9%
Philip Morris Cos., Inc.                                   3,600            193
Coca-Cola Co.                                              2,500            167
Anheuser Busch Cos., Inc.                                  1,400             92
H.J. Heinz Co.                                             1,100             62
Kimberly-Clark Corp.                                       1,100             60
Clorox Co.                                                   500             58
Albertson's, Inc.                                            800             51
SUPERVALU, Inc.                                            1,600             45
Quaker Oats Co.                                              700             42
Sara Lee Corp.                                             1,400             39
General Mills, Inc.                                          500             39
Pepsico, Inc.                                                900             37
Safeway, Inc. (b)                                            500             30
Kroger Co. (b)                                               500             30
Adolph Coors Co. `B'                                         500             28
Campbell Soup Co.                                            400             22
Sysco Corp.                                                  700             19
Bestfoods                                                    300             16
Kellogg Co.                                                  200              7
Fortune Brands, Inc.                                         200              6
Cooper Tire & Rubber Co.                                     300              6
Louisiana-Pacific Corp.                                      300              5
                                                                     -----------
                                                                          1,054
Energy 6.2%
Exxon Corp.                                                3,600            263
Chevron Corp.                                              1,500            124
USX Marathon Group                                         3,000             90
Mobil Corp.                                                  700             61
Phillips Petroleum Co.                                     1,200             51
Rowan Cos., Inc. (b)                                       3,900             39
Halliburton Co.                                            1,300             39
AES Corp. (b)                                                700             33
Southern Co.                                               1,000             29
Texaco, Inc.                                                 500             26
Sun Co., Inc.                                                500             18
Enron Corp.                                                  300             17
Ashland, Inc.                                                300             15
Unicom Corp.                                                 300             12
Atlantic Richfield Co.                                       100              7
                                                                     -----------
                                                                            824

34 See accompanying notes

                                                                          Value
                                                          Shares         (000s)
--------------------------------------------------------------------------------

Environmental Services 0.1%
Service Systems International                                200     $        8

Financial & Business Services 15.3%
Bank One Corp.                                             2,424            124
Morgan Stanley, Dean Witter, Discover and Co.              1,300             92
Comerica, Inc.                                             1,300             89
American International Group, Inc.                           900             87
First Union Corp.                                          1,400             85
Mellon Bank Corp.                                          1,200             83
Federal National Mortgage Assn                             1,100             81
Sun Trust Banks, Inc.                                        900             69
Chase Manhattan Corp.                                      1,000             68
Allstate Corp.                                             1,500             58
MBNA Corp.                                                 2,200             55
Fleet Financial Group, Inc.                                1,200             54
Northern Trust Corp.                                         600             52
Progressive Corp.                                            300             51
Citigroup, Inc.                                            1,000             50
SunAmerica, Inc.                                             600             49
Countrywide Credit Industries, Inc.                          900             45
Bank of New York                                           1,100             44
National City Corp.                                          600             44
American Express Co.                                         400             41
PNC Bank Corp.                                               700             38
Wells Fargo & Co.                                            900             36
Lehman Brothers Holdings, Inc.                               800             35
SLM Holding Corp.                                            700             34
MBIA, Inc.                                                   500             33
Automatic Data Processing, Inc.                              400             32
MGIC Investment Corp.                                        800             32
BankBoston Corp.                                             800             31
Marsh & Mclennan Cos                                         500             29
State Street Corp.                                           400             28
Golden West Financial Corp.                                  300             28
Conseco, Inc.                                                900             28
Federal Home Loan Mortgage Corp.                             400             26
Charles Schwab Corp.                                         450             25
Capital One Financial Corp.                                  200             23
Aon Corp.                                                    400             22
Paychex, Inc.                                                400             21
KeyCorp                                                      600             19
Washington Mutual, Inc.                                      500             19
Bear Stearns Cos                                             500             19
Deluxe Corp.                                                 500             18
Lincoln National Corp.                                       200             16
BB&T Corp.                                                   400             16
Regions Financial Corp.                                      400             16
U.S. Bancorp                                                 400             14
Provident Cos., Inc. `B'                                     300             12
Franklin Resources, Inc.                                     300             10
Republic New York Corp.                                      200              9
H&R Block, Inc.                                              200              9
Associates First Capital Corp. `A'                           200              8
Torchmark Corp.                                              200              7
Equifax, Inc.                                                200              7
Summit Bancorp                                               100              4
BankAmerica Corp.                                             39              2
Waddell & Reed Financial, Inc. `B'                            48              1
                                                                     -----------
                                                                          2,028
Health Care 12.0%
Bristol-Myers Squibb Co.                                   1,700            226
Merck & Co., Inc.                                          1,300            191
Pfizer, Inc.                                               1,400            175
Eli Lilly & Co.                                            1,300            116
Johnson & Johnson                                          1,300            109
Amgen, Inc. (b)                                            1,000            105
Abbott Laboratories                                        2,000             98
Warner-Lambert Co.                                         1,300             98
Schering-Plough Corp.                                      1,700             94
Cardinal Health, Inc.                                        600             46
Guidant Corp.                                                400             44
HBO & Co.                                                  1,500             43
American Home Products Corp.                                 700             39
Becton Dickinson & Co.                                       900             38
Medtronic, Inc.                                              500             37
Allergan, Inc.                                               500             32
Tenet Healthcare Corp. (b)                                 1,200             32
Biomet, Inc.                                                 500             20
CIGNA Corp.                                                  200             15
HEALTHSOUTH Corp. (b)                                        700             11
United Healthcare Corp.                                      200              9
Baxter International                                         100              6
Mallinckrodt Group, Inc.                                     200              6
                                                                     -----------
                                                                          1,590
Materials & Processing 2.3%
Rohm & Haas Co.                                            3,100             93
Aluminum Co. of America                                      500             37
E.I. Du Pont de Nemours, Inc.                                700             37
Fort James Corp.                                             900             36
Air Products & Chemicals                                     900             36
Praxair, Inc.                                                700             25
Owens Illinois, Inc. (b)                                     800             25
Nucor Corp.                                                  200              9
Allegheny Teledyne, Inc.                                     200              4
Pioneer Hi-Bred International, Inc.                          100              3
                                                                     -----------
                                                                            305
Technology 16.9%
Microsoft Corp. (b)                                        3,400            472
Intel Corp.                                                2,600            308
Cisco Systems, Inc. (b)                                    2,350            218
International Business Machines Corp.                      1,100            203
Lucent Technologies, Inc.                                  1,600            176
Dell Computer Corp. (b)                                    1,600            117
Oracle Corp. (b)                                           1,800             78
EMC Corp. (b)                                                900             77
Tellabs, Inc. (b)                                          1,100             75
Hewlett Packard Co.                                        1,100             75
Sun Microsystems, Inc. (b)                                   800             69
Compaq Computer Corp. (b)                                  1,300             55
Northern Telecom Limited                                   1,000             50
Xerox Corp.                                                  400             47
Unisys Corp. (b)                                           1,100             38
Gateway 2000, Inc. (b)                                       600             31
Computer Associates International, Inc.                      700             30
Computer Sciences Corp.                                      400             26
Apple Computer, Inc.                                         600             25
First Data Corp.                                             700             22
Ceridian Corp. (b)                                           300             21
EG&G, Inc.                                                   600             17
IMS Health, Inc. (b)                                         100              8
Applied Materials, Inc. (b)                                  100              4
                                                                     -----------
                                                                          2,242
Transportation 1.1%
Burlington Northern Santa Fe Corp.                         1,100             37
Delta Air Lines, Inc.                                        600             31
AMR Corp. (b)                                                500             30
Navistar International Corp. (b)                             900             26
Southwest Airlines Co.                                       700             16
                                                                     -----------
                                                                            140
Utilities 3.7%
Ameritech Corp.                                            1,600            101
Central & South West Corp.                                 3,200             88
FPL Group, Inc.                                            1,100             68
Duke Energy Corp.                                            600             38
Coastal Corp.                                              1,000             35
Houston Industry, Inc.                                       800             26
Edison International                                         900             25
Public Service Enterprise Group, Inc.                        600             24
Columbia Gas Systems, Inc.                                   400             23
Consolidated Edison, Inc.                                    400             21
Baltimore Gas & Electric                                     400             12
GPU, Inc.                                                    200              9
DTE Energy Co.                                               200              9
Peoples Energy Corp.                                         200              8
                                                                     -----------
                                                                            487
                                                                     -----------
Total Common Stocks                                                      12,997
(Cost $11,850)                                                       -----------


                                                       See accompanying notes 35

Tax Efficient Equity Fund
December 31, 1998 (Unaudited)

                                                       Principal
                                                          Amount          Value
                                                          (000s)         (000s)
--------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 5.5%
--------------------------------------------------------------------------------
Repurchase Agreement 5.5%
State Street Bank
    3.500% due 01/04/99                               $      734     $      734
    (Dated 12/31/98. Collateralized by
    U.S. Treasury Note 6.250% 08/31/02
    valued at $750,838. Repurchase
    proceeds are $734,285.)
                                                                     -----------
Total Short-Term Instruments                                                734
(Cost $734)                                                          -----------

Total Investments (a) 103.6%                                         $   13,731
(Cost $12,584)

Other Assets and Liabilities (Net) (3.6%)                                  (477)
                                                                     -----------

Net Assets 100.0%                                                    $   13,254
                                                                     -----------

Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 1998, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation
for all investments in which there was an
excess of value over tax cost                                        $    1,318

Aggregate gross unrealized depreciation
for all investments in which there was an
excess of tax cost over value                                              (171)
                                                                     -----------

Unrealized appreciation-net                                          $    1,147
                                                                     -----------
(b) Non-income producing security.


36 See accompanying notes

Schedule of Investments
Capital Appreciation Fund
December 31, 1998 (Unaudited)

                                                                          Value
                                                          Shares         (000s)
--------------------------------------------------------------------------------
COMMON STOCKS 95.4%
--------------------------------------------------------------------------------
Building 1.4%
Lafarge Corp.                                            235,850     $    9,552
Centex Corp.                                             139,900          6,304
                                                                     -----------
                                                                         15,856
Capital Goods 8.3%
Tyco International Limited                               271,900         20,511
United Technologies Corp.                                158,400         17,226
Johnson Controls, Inc.                                   268,100         15,818
Honeywell, Inc.                                          147,700         11,124
Textron, Inc.                                            138,900         10,548
Dana Corp.                                               250,600         10,243
Perkin Elmer Corp.                                        98,800          9,639
                                                                     -----------
                                                                         95,109
Communications 4.7%
SBC Communications, Inc.                                 258,600         13,867
U.S. West, Inc.                                          212,700         13,746
AT&T Corp.                                               181,600         13,665
ALLTEL Corp.                                             211,300         12,638
                                                                     -----------
                                                                         53,916
Consumer Discretionary 12.7%
Harley-Davidson, Inc.                                    324,200         15,359
Wal-Mart Stores, Inc.                                    174,400         14,203
Lowe's Cos., Inc.                                        276,600         14,158
TJX Cos., Inc.                                           487,600         14,140
Mohawk Industries, Inc.                                  335,800         14,125
Gap, Inc.                                                247,700         13,933
CVS Corp.                                                251,500         13,833
Home Depot, Inc.                                         225,800         13,816
Ford Motor Co.                                           225,000         13,205
Eastman Kodak Co.                                        154,800         11,146
Costco Cos., Inc. (b)                                    104,700          7,558
Cintas Corp.                                               5,900            416
                                                                     -----------
                                                                        145,892
Consumer Services 3.3%
Gannett, Inc.                                            202,900         13,429
New York Times Co.                                       385,800         13,382
Omnicom Group                                            198,000         11,484
                                                                     -----------
                                                                         38,295
Consumer Staples 9.0%
Albertson's, Inc.                                        265,400         16,903
Kroger Co. (b)                                           272,700         16,498
Safeway, Inc. (b)                                        267,400         16,295
Clorox Co.                                               117,900         13,772
Anheuser Busch Cos., Inc.                                203,800         13,374
Quaker Oats Co.                                          198,600         11,817
Sara Lee Corp.                                           405,600         11,433
H.J. Heinz Co.                                            54,400          3,080
                                                                     -----------
                                                                        103,172
Energy 2.1%
Peco Energy Co.                                          285,700         11,892
Energy East Corp.                                        205,700         11,622
                                                                     -----------
                                                                         23,514
Financial & Business Services 20.4%
Capital One Financial Corp.                              143,500         16,503
Associates First Capital Corp. `A'                       345,474         14,639
Fleet Financial Group, Inc.                              320,800         14,336
Provident Cos., Inc. `B'                                 329,300         13,666
BankAmerica Corp.                                        224,415         13,493
American Express Co.                                     125,000         12,781
Southtrust Corp.                                         345,950         12,779
Wells Fargo & Co.                                        319,100         12,744
First Union Corp.                                        202,300         12,302
Countrywide Credit Industries, Inc.                      240,600         12,075
Bank One Corp.                                           232,600         11,877
Hartford Financial Services Group, Inc.                  213,000         11,688
American International Group, Inc.                       117,600         11,363
PNC Bank Corp.                                           207,515         11,232
Alliance Capital Management LP                           419,200         10,794
Ambac, Inc.                                              175,400         10,557
Equity Residential Properties Trust                      239,400          9,681
Allstate Corp.                                           233,200          9,007
Household International, Inc.                            140,200          5,555
Simon Property Group, Inc.                               165,800          4,725
MBNA Corp.                                                67,020          1,671
                                                                     -----------
                                                                        233,468
Health Care 10.5%
Wellpoint Health Networks, Inc. (b)                      194,200         16,896
Guidant Corp.                                            129,100         14,233
HBO & Co.                                                436,800         12,531
Biogen, Inc.                                             140,200         11,637
American Home Products Corp.                             205,800         11,589
CIGNA Corp.                                              136,700         10,569
Health Management Associates, Inc. `A'(b)                488,150         10,556
Cardinal Health, Inc.                                    125,200          9,500
Schering-Plough Corp.                                    162,400          8,973
Eli Lilly & Co.                                           98,200          8,728
Warner-Lambert Co.                                        64,100          4,820
                                                                     -----------
                                                                        120,032
Materials & Processing 1.0%
Leggett & Platt, Inc.                                    515,530         11,342

Technology 18.3%
Compuware Corp. (b)                                      193,400         15,109
Oracle Corp. (b)                                         343,300         14,805
Lucent Technologies, Inc.                                129,100         14,201
International Business Machines Corp.                     76,100         14,059
Tellabs, Inc. (b)                                        202,700         13,898
Unisys Corp. (b)                                         402,400         13,858
EMC Corp. (b)                                            162,200         13,787
Dell Computer Corp. (b)                                  186,400         13,642
Microsoft Corp. (b)                                       96,600         13,397
Cisco Systems, Inc. (b)                                  141,650         13,147
Intel Corp.                                              110,600         13,113
Ascend Communications, Inc. (b)                          196,200         12,900
Sun Microsystems, Inc. (b)                               144,800         12,399
IMS Health, Inc. (b)                                     163,500         12,334
BMC Software, Inc. (b)                                   243,900         10,869
Gateway 2000, Inc. (b)                                   154,300          7,898
                                                                     -----------
                                                                        209,416
Transportation 1.0%
Burlington Northern Santa Fe Corp.                       330,700         11,161

Utilities 2.7%
Ameritech Corp.                                          226,500         14,354
Consolidated Edison, Inc.                                237,700         12,568
New Century Energies, Inc.                                72,400          3,530
                                                                     -----------
                                                                         30,452
                                                                     -----------
Total Common Stocks                                                   1,091,625
(Cost $854,567)                                                      -----------

--------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 4.7%
--------------------------------------------------------------------------------
                                                       Principal
                                                          Amount
                                                          (000s)
Repurchase Agreement 4.7%
State Street Bank
         3.500% due 01/04/99                          $   53,310         53,310
         (Dated 12/31/98. Collateralized by
         U.S. Treasury Note 7.750% 12/31/99 valued
         at $3,377,377 and U.S. Treasury Note 6.000%
         02/15/26 valued at $51,005,453. Repurchase
         proceeds are $53,330,731.)
                                                                     -----------
Total Short-Term Instruments                                             53,310
(Cost $53,310)                                                       -----------

Total Investments (a) 100.1%                                         $1,144,935
(Cost $907,877)

Other Assets and Liabilities (Net) (0.1%)                                  (519)
                                                                     -----------
Net Assets 100.0%                                                    $1,144,416
                                                                     -----------
Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 1998, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all investments
in which there was an excess of value tax cost                       $  251,151

Aggregate gross unrealized depreciation for all investments
in which there was an excess of tax cost over value.                    (14,093)
                                                                     -----------
Unrealized appreciation-net                                          $  237,058
                                                                     -----------
(b) Non-income producing security.


                                                       See accompanying notes 37

Schedule of Investments
Growth Fund
December 31, 1998 (Unaudited)

                                                                          Value
                                                          Shares         (000s)
--------------------------------------------------------------------------------
COMMON STOCKS 95.8%
--------------------------------------------------------------------------------

Capital Goods 2.8%
Tyco International Limited                               657,500     $   49,600
Perkin Elmer Corp.                                       136,600         13,327
                                                                     -----------
                                                                         62,927
Communications 6.6%
Chancellor Media Corp.                                 1,251,900         59,935
Tele-Communications, Inc. `A' (b)                      1,036,701         57,343
Nextel Communications, Inc. `A' (b)                    1,291,200         30,505
                                                                     -----------
                                                                        147,783
Consumer Discretionary 19.2%
Home Depot, Inc.                                       1,190,900         72,868
Cendant Corp. (b)                                      3,575,000         68,148
Wal-Mart Stores, Inc.                                    822,900         67,015
CVS Corp.                                              1,186,400         65,252
Costco Cos., Inc. (b)                                    792,400         57,201
Staples, Inc. (b)                                        945,700         41,315
Pitney Bowes, Inc.                                       453,400         29,953
Ford Motor Co.                                           470,200         27,595
                                                                     -----------
                                                                        429,347
Consumer Services 5.8%
McDonald's Corp.                                         482,300         36,956
Tricon Global Restaurants, Inc. (b)                      697,800         34,977
Omnicom Group                                            586,300         34,005
Waste Management, Inc.                                   499,142         23,272
                                                                     -----------
                                                                        129,210
Consumer Staples 7.9%
Safeway, Inc. (b)                                      1,177,600         71,760
Anheuser Busch Cos., Inc.                                768,400         50,426
Philip Morris Cos., Inc.                                 611,100         32,694
Champion International `C'                               570,400         23,101
                                                                     -----------
                                                                        177,981
Energy 3.7%
Enron Corp.                                              964,200         55,020
Exxon Corp.                                              376,800         27,554
                                                                     -----------
                                                                         82,574
Financial & Business Services 12.9%
Citigroup, Inc.                                        1,072,100         53,069
Chase Manhattan Corp.                                    767,000         52,204
Federal National Mortgage Assn                           617,000         45,658
Capital One Financial Corp.                              384,800         44,252
Wells Fargo & Co.                                        993,300         39,670
Associates First Capital Corp. `A'                       756,600         32,061
Donaldson Lufkin & Jenrette, Inc.                        539,800         22,132
                                                                     -----------
                                                                        289,046
Health Care 17.2%
HBO & Co.                                              2,276,200         65,298
Eli Lilly & Co.                                          687,000         61,057
Cardinal Health, Inc.                                    733,500         55,654
Pfizer, Inc.                                             415,700         52,144
Schering-Plough Corp.                                    834,000         46,079
Guidant Corp.                                            384,400         42,380
Warner-Lambert Co.                                       493,100         37,075
CIGNA Corp.                                              343,400         26,549
                                                                     -----------
                                                                        386,236
Technology 19.7%
Microsoft Corp. (b)                                      630,500         87,443
Intel Corp.                                              635,200         75,311
America Online, Inc. (b)                                 500,200         72,404
Compaq Computer Corp. (b)                              1,235,400         51,810
Ascend Communications, Inc. (b)                          751,900         49,437
Cisco Systems, Inc. (b)                                  456,500         42,369
International Business Machines Corp.                    183,200         33,846
Motorola, Inc.                                           477,900         29,182
                                                                     -----------
                                                                        441,802
                                                                     -----------
Total Common Stocks                                                   2,146,906
(Cost $1,465,778)                                                    -----------

                                                       Principal
                                                          Amount          Value
                                                          (000s)         (000s)
--------------------------------------------------------------------------------
CORPORATE BONDS & NOTES 0.0%
--------------------------------------------------------------------------------
 Banking & Finance 0.0%
Cabbell Financial Grantor Trust
     7.188% due 12/31/02                              $      588     $      474
                                                                     -----------
Total Corporate Bonds & Notes                                               474
(Cost $558)                                                          -----------

--------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 4.8%
--------------------------------------------------------------------------------
Repurchase Agreement 4.8%
State Street Bank
    3.500% due 01/04/99                                  107,207        107,207
    (Dated 12/31/98. Collateralized by
    U.S. Treasury Note 6.000% 02/15/26
    valued at $58,357,791 and
    U.S. Treasury Note 6.250% 04/30/01
    valued at $51,001,225. Repurchase
    proceeds are $107,248,691.)
                                                                     -----------
Total Short-Term Instruments                                            107,207
(Cost $107,207)                                                      -----------

Total Investments (a) 100.6%                                         $2,254,587
(Cost $1,573,544)

Other Assets and Liabilities (Net) (0.6%)                               (14,288)
                                                                     -----------
Net Assets 100.0%                                                    $2,240,299
                                                                     -----------

Notes to Schedule of Investments (amounts in thousands)

(a) At December 31, 1998, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation
for all investments in which there was an
excess of value tax cost                                             $  691,169

Aggregate gross unrealized depreciation
for all investments in which there was an
excess of tax cost over value                                           (10,126)
                                                                     -----------

Unrealized appreciation-net                                          $  681,043
                                                                     -----------
(b) Non-income producing security.


38 See accompanying notes

Schedule of Investments
Value 25 Fund
December 31, 1998 (Unaudited)

                                                                          Value
                                                          Shares         (000s)
--------------------------------------------------------------------------------
COMMON STOCKS 91.6%
--------------------------------------------------------------------------------
Aerospace 5.8%
Cordant Technologies, Inc.                                 3,100     $      116

Building 17.4%
Clayton Homes, Inc.                                        9,062            127
Lennar Corp.                                               4,200            106
Lafarge Corp.                                              1,900             77
York International Corp.                                   1,000             41
                                                                     -----------
                                                                            351
Capital Goods 10.4%
Snap-On, Inc.                                              2,350             82
Paccar, Inc.                                               1,700             70
GATX Corp.                                                 1,500             57
                                                                     -----------
                                                                            209
Consumer Discretionary 20.3%
Lancaster Colony Corp.                                     3,000             96
Thomas & Betts Corp.                                       2,200             95
Ross Stores, Inc.                                          2,400             95
Warnaco Group, Inc. `A'                                    3,400             86
Armstrong World Industries                                   600             36
                                                                     -----------
                                                                            408
Energy 3.5%
Ultramar Diamond Shamrock Corp.                            2,900             70

Financial & Business Services 26.6%
Old Republic International Corp.                           5,500            124
Crescent Real Estate Equities Co.                          4,100             94
Golden West Financial Corp.                                  950             87
American National Insurance Co.                            1,000             83
UnionBanCal Corp.                                          1,800             61
SLM Holding Corp.                                            650             31
Deluxe Corp.                                                 800             29
Lehman Brothers Holdings, Inc.                               600             26
                                                                     -----------
                                                                            535
Materials & Processing 7.6%
Bowater, Inc.                                              2,400             99
Millennium Chemicals, Inc.                                 2,700             54
                                                                     -----------
                                                                            153
                                                                     -----------
Total Common Stocks                                                       1,842
(Cost $1,800)                                                        -----------

--------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 5.0%
--------------------------------------------------------------------------------
                                                       Principal
                                                          Amount
                                                          (000s)
Repurchase Agreement 5.0%
State Street Bank
    3.500% due 01/04/99                               $      100            100
    (Dated 12/31/98. Collateralized by
    U.S. Treasury Note 7.500% 02/15/05
    valued at $105,525. Repurchase
    proceeds are $100,039.)
                                                                     -----------
Total Short-Term Instruments                                                100
(Cost $100)                                                          -----------

Total Investments (a) 96.6%                                          $    1,942
(Cost $1,900)

Other Assets and Liabilities (Net) 3.4%                                      68
                                                                     -----------
Net Assets 100.0%                                                    $    2,010
                                                                     -----------

Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 1998, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation
for all investments in which there was an
excess of value over tax cost                                        $       87

Aggregate gross unrealized depreciation
for all investments in which there was an
excess of tax cost over value                                               (45)
                                                                     -----------
Unrealized appreciation-net                                          $       42
                                                                     -----------


                                                       See accompanying notes 39

Schedule of Investments
Mid-Cap Growth Fund
December 31, 1998 (Unaudited)

                                                                        Value
                                                          Shares       (000s)
--------------------------------------------------------------------------------
COMMON STOCKS 96.8%
--------------------------------------------------------------------------------
Building 2.4%
Lennar Corp.                                             494,700     $   12,491
Pulte Corp.                                              382,000         10,624
                                                                     -----------
                                                                         23,115
Capital Goods 4.9%
Waters Corp. (b)                                         190,100         16,586
General Dynamics Corp.                                   200,400         11,748
Tower Automotive, Inc. (b)                               418,500         10,436
Lear Corp. (b)                                           218,600          8,416
                                                                     -----------
                                                                         47,186
Communications 1.9%
Century Telephone Enterprises, Inc.                      205,700         13,885
Superior Telecom, Inc.                                    91,700          4,333
                                                                     -----------
                                                                         18,218
Consumer Discretionary 14.5%
Abercrombie & Fitch Co. `A' (b)                          209,400         14,815
Shaw Industries, Inc.                                    566,300         13,733
Borders Group, Inc. (b)                                  530,200         13,222
Premark International, Inc.                              368,000         12,742
Bed, Bath & Beyond, Inc. (b)                             351,100         11,981
Fred Meyer, Inc. (b)                                     191,200         11,520
Family Dollar Stores, Inc.                               510,900         11,240
Dial Corp.                                               371,300         10,721
Westpoint Stevens, Inc. (b)                              321,400         10,144
Furniture Brands International, Inc.                     299,300          8,156
Maytag Corp.                                             129,600          8,068
Herman Miller, Inc.                                      197,800          5,316
Tommy Hilfiger Corp. (b)                                  86,100          5,166
HON Industries                                           177,800          4,256
                                                                     -----------
                                                                        141,080
Consumer Services 3.6%
Best Buy Co., Inc. (b)                                   223,800         13,736
CKE Restaurants, Inc.                                    365,046         10,746
Darden Restaurants, Inc.                                 588,400         10,591
                                                                     -----------
                                                                         35,073
Consumer Staples 5.8%
Food Lion, Inc. `A'                                    1,179,100         12,528
SUPERVALU, Inc.                                          443,000         12,404
IBP, Inc.                                                392,500         11,432
Flowers Industries, Inc.                                 430,000         10,293
McCormick & Co.                                          270,200          9,136
                                                                     -----------
                                                                         55,793
Financial & Business Services 25.0%
Valassis Communications, Inc. (b)                        265,200         13,691
Providian Financial Corp.                                174,900         13,118
Protective Life Corp.                                    325,000         12,939
Dime Bancorp, Inc.                                       464,400         12,278
Liberty Property Trust                                   498,500         12,276
Duke Realty Investments                                  522,700         12,153
Allmerica Financial Corp.                                207,900         12,032
First American Corp.                                     271,100         12,030
AmSouth Bancorp                                          261,700         11,940
Crestar Financial Corp.                                  156,200         11,246
Travelers Property Casualty `A'                          354,600         10,993
Ambac Financial Group, Inc.                              181,800         10,942
Mutual Risk Management Limited                           268,730         10,514
Mercantile Bankshares Co.                                257,800          9,916
BB&T Corp.                                               243,000          9,796
Cullen/Frost Bankers, Inc.                               169,800          9,318
Bank United Corp.                                        235,900          9,259
Exel Limited  `A'                                        120,800          9,060
Finova Group, Inc.                                       166,200          8,964
Peoples Heritage Financial Group                         448,000          8,960
Equity Residential Properties Trust                      188,700          7,631
Summit Bancorp                                           167,490          7,317
Equifax, Inc.                                             90,600          3,097
Centura Banks, Inc.                                       40,300          2,997
                                                                     -----------
                                                                        242,467
Health Care 12.0%
Bergen Brunswig Corp. `A'                                409,800         14,292
Guidant Corp.                                            120,300         13,263
Total Renal Care Holdings (b)                            444,900         13,152
Health Management Associates, Inc. `A' (b)               596,387         12,897
Allegiance Corp.                                         275,600         12,850
Watson Pharmaceuticals, Inc. (b)                         184,700         11,613
Trigon Healthcare, Inc. (b)                              308,600         11,515
Safeskin Corp. (b)                                       444,600         10,726
Mylan Laboratories, Inc.                                 274,900          8,659
Arterial Vascular Engineering, Inc. (b)                  144,300          7,576
                                                                     -----------
                                                                        116,543
Materials & Processing 1.4%
Southdown, Inc.                                          229,100         13,560

Technology 19.0%
Network Associates, Inc. (b)                             233,825         15,490
Unisys Corp. (b)                                         424,200         14,608
Comverse Technology, Inc. (b)                            205,100         14,562
Symbol Technologies, Inc.                                217,800         13,926
Citrix Systems, Inc. (b)                                 141,000         13,686
Lexmark International Group, Inc. `A' (b)                132,200         13,286
Computer Horizons Corp. (b)                              487,900         12,990
Compuware Corp. (b)                                      159,500         12,461
Apple Computer, Inc.                                     290,900         11,909
American Power Conversion Corp. (b)                      242,100         11,727
Platinum Technology, Inc. (b)                            584,200         11,173
Tech Data Corp. (b)                                      239,400          9,636
Legato Systems, Inc. (b)                                 141,600          9,337
Veritas Software Corp. (b)                               144,700          8,673
Comdisco, Inc.                                           499,350          8,427
The Reynolds & Reynolds Co.                               80,900          1,856
                                                                     -----------
                                                                        183,747
Utilities 6.3%
IPALCO Enterprises, Inc.                                 239,300         13,235
Florida Progress Corp.                                   258,600         11,589
Minnesota Power, Inc.                                    219,100          9,640
DQE, Inc.                                                213,100          9,363
BEC Energy                                               219,100          9,024
Nipsco Industries, Inc.                                  276,600          8,419
                                                                     -----------
                                                                         61,270
                                                                     -----------
Total Common Stocks                                                     938,052
(Cost $759,339)                                                      -----------

--------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 4.1%
--------------------------------------------------------------------------------
                                                       Principal
                                                          Amount
                                                          (000s)
Repurchase Agreement 4.1%
State Street Bank
    3.500% due 01/04/99                               $   39,504         39,504
    (Dated 12/31/98. Collateralized by
    U.S. Treasury Note 5.750% 10/31/02
    valued at $40,296,319. Repurchase
    proceeds are $39,519,363.)
                                                                     -----------
Total Short-Term Instruments                                             39,504
(Cost $39,504)                                                       -----------

Total Investments (a) 100.9%                                         $  977,556
(Cost $798,843)

Other Assets and Liabilities (Net) (0.9%)                                (8,800)
                                                                     -----------
Net Assets 100.0%                                                    $  968,756
                                                                     -----------

Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 1998, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation
for all investments in which there was an
excess of value over tax cost                                        $  193,969

Aggregate gross unrealized depreciation
for all investments in which there was an
excess of tax cost over value                                           (15,256)
                                                                     -----------
Unrealized appreciation-net                                          $  178,713
                                                                     -----------
(b) Non-income producing security


40 See accompanying notes

Schedule of Investments
Target Fund
December 31, 1998 (Unaudited)

                                                                         Value
                                                          Shares        (000s)
--------------------------------------------------------------------------------
COMMON STOCKS 92.8%
--------------------------------------------------------------------------------
Building 1.7%
Centex Corp.                                             424,100     $   19,111

Capital Goods 2.0%
SPX Corp.                                                330,800         22,164

Communications 4.7%
Level 3 Communications, Inc.                             450,900         19,445
General Instrument Corp. (b)                             546,900         18,560
Century Telephone Enterprise                             215,600         14,553
                                                                     -----------
                                                                         52,558
Consumer Discretionary 19.1%
Rite Aid Corp.                                           910,200         45,111
Bed, Bath & Beyond, Inc. (b)                             872,800         29,784
Staples, Inc. (b)                                        487,900         21,315
Family Dollar Stores, Inc.                               962,200         21,168
Solectron Corp.                                          207,800         19,312
Amazon.com, Inc. (b)                                      54,500         17,508
Maytag Corp.                                             265,700         16,540
Harley-Davidson, Inc.                                    239,800         11,361
Gucci Group                                              232,000         11,281
Lowe's Cos., Inc.                                        215,700         11,041
Cintas Corp.                                             152,300         10,728
                                                                     -----------
                                                                        215,149
Consumer Services 5.0%
Tricon Global Restaurants, Inc. (b)                      481,800         24,150
Starbucks Corp. (b)                                      330,100         18,527
Jacor Communications, Inc. (b)                           212,400         13,673
                                                                     -----------
                                                                         56,350
Consumer Staples 2.4%
Whitman Corp.                                          1,045,500         26,530

Energy 3.5%
Peco Energy Co.                                          391,700         16,305
Valero Energy Corp.                                      573,900         12,195
Unicom Corp.                                             277,200         10,690
                                                                     -----------
                                                                         39,190
Financial & Business Services 16.9%
Providian Financial Corp.                                483,450         36,258
Firstar Corp.                                            331,360         30,899
Countrywide Credit Industries, Inc.                      607,100         30,469
AFLAC, Inc.                                              512,200         22,537
Charles Schwab Corp.                                     399,300         22,436
PaineWebber Group, Inc.                                  422,300         16,311
Paychex, Inc.                                            309,100         15,899
Zions Bancorporation                                     245,200         15,294
                                                                     -----------
                                                                        190,103
Health Care 11.5%
Watson Pharmaceuticals, Inc. (b)                         608,500         38,259
Allergan, Inc.                                           278,700         18,046
Biogen, Inc.                                             204,100         16,940
C.R. Bard, Inc.                                          268,400         13,286
Biomet, Inc.                                             310,900         12,514
Health Management Associates, Inc. `A' (b)               561,900         12,151
ALZA Corp. (b)                                           210,700         11,009
Immunex Corp. (b)                                         55,900          7,033
                                                                     -----------
                                                                        129,238
Technology 22.9%
American Power Conversion Corp. (b)                      576,800         27,939
IMS Health, Inc. (b)                                     358,900         27,075
Symbol Technologies, Inc.                                367,900         23,523
Maxim Integrated Products, Inc. (b)                      502,600         21,957
Altera Corp. (b)                                         348,700         21,227
KLA-Tencor Corp. (b)                                     488,800         21,202
Unisys Corp. (b)                                         571,500         19,681
NCR Corp. (b)                                            423,600         17,685
3Com Corp. (b)                                           347,300         15,563
Inktomi Corp.                                            119,900         15,512
Synopsys, Inc. (b)                                       235,200         12,760
Flextronics International Limited                        140,100         11,996
Rambus, Inc.                                             119,300         11,483
Micron Electronics, Inc.                                 520,000          9,003
                                                                     -----------
                                                                        256,606
Transportation 3.1%
Airborne Freight Corp.                                   502,700         18,129
Kansas City Southern Industries, Inc.                    337,300         16,591
                                                                     -----------
                                                                         34,720
                                                                     -----------
Total Common Stocks                                                   1,041,719
(Cost $808,898)                                                      -----------

--------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 6.5%
--------------------------------------------------------------------------------
                                                       Principal
                                                          Amount
                                                          (000s)
Repurchase Agreement 6.5%
State Street Bank
         3.500% due 01/04/99                          $   72,442         72,442
         (Dated 12/31/98. Collateralized by
         U.S. Treasury Note 8.875% 02/15/19
         valued at $22,896,789 and
         U.S. Treasury Note 5.750% 04/30/03
         valued at $51,002,688. Repurchase
         proceeds are $72,470,171.)
                                                                     -----------
Total Short-Term Instruments                                             72,442
(Cost $72,442)                                                       -----------

Total Investments (a) 99.3%                                          $1,114,161
(Cost $881,340)

Other Assets and Liabilities (Net) 0.7%                                   8,709
                                                                     -----------
Net Assets 100.0%                                                    $1,122,870
                                                                     -----------

Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 1998, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation
for all investments in which there was an
excess of value over tax cost                                        $  237,105

Aggregate gross unrealized depreciation
for all investments in which there was an
excess of tax cost over value                                            (4,284)
                                                                     -----------
Unrealized appreciation-net                                          $  232,821
                                                                     -----------
(b) Non-income producing security.


                                                      See accompanying notes  41

Schedule of Investments
Small-Cap Value Fund
December 31, 1998 (Unaudited)

                                                                        Value
                                                          Shares       (000s)
--------------------------------------------------------------------------------
COMMON STOCKS 96.4%
--------------------------------------------------------------------------------
Aerospace 2.9%
Newport News Shipbuilding, Inc.                          130,300     $    4,356
Cordant Technologies, Inc.                               100,000          3,750
Kaman Corp.                                              228,000          3,662
                                                                     -----------
                                                                         11,768
Building 5.0%
Lennar Corp.                                             184,000          4,646
Hughes Supply, Inc.                                      140,000          4,095
Fleetwood Enterprises, Inc.                              111,000          3,857
Lone Star Industries, Inc.                               100,000          3,681
Butler Manufacturing Co.                                 158,000          3,535
                                                                     -----------
                                                                         19,814
Capital Goods 12.6%
Intermet Corp.                                           359,000          4,689
Borg-Warner Automotive, Inc.                              79,000          4,409
Meritor Automotive, Inc.                                 196,500          4,163
Westinghouse Air Brake Co.                               170,000          4,154
Standard Products                                        203,000          4,135
GenCorp, Inc.                                            163,000          4,065
Precision Castparts Corp.                                 91,000          4,027
MTS Systems Corp.                                        289,000          3,902
Aeroquip-Vickers, Inc.                                   127,000          3,802
Barnes Group, Inc.                                       123,000          3,613
Tecumseh Products Co. `A'                                 73,000          3,404
C&D Technologies, Inc.                                   118,000          3,245
Gleason Corp.                                            169,000          3,063
                                                                     -----------
                                                                         50,671
Communications 2.0%
General Cable Corp.                                      199,200          4,084
Aliant Communications, Inc.                               96,000          3,924
                                                                     -----------
                                                                          8,008
Consumer Discretionary 14.6%
Claire's Stores, Inc.                                    215,000          4,408
Great Atlantic & Pacific Tea Co., Inc.                   146,000          4,325
Burlington Coat Factory Warehouse Corp.                  259,000          4,225
Jostens, Inc.                                            160,000          4,190
Toro Co.                                                 144,000          4,103
Haverty Furniture Cos., Inc.                             195,000          4,095
Sturm Ruger & Co., Inc.                                  340,000          4,059
Brown Group, Inc.                                        222,000          3,899
Harman International Industries, Inc.                    100,000          3,813
Pillowtex Corp.                                          141,200          3,777
Kimball International `B'                                194,000          3,686
Enesco Group, Inc.                                       158,000          3,674
Rival Co.                                                270,000          3,628
Ennis Business Forms                                     340,000          3,379
Guilford Mills, Inc.                                     190,000          3,171
                                                                     -----------
                                                                         58,432
Consumer Services 4.9%
Chemed Corp.                                             125,000          4,188
Applebee's International, Inc.                           188,000          3,878
Lubys Cafeterias, Inc.                                   250,000          3,859
Norrell Corp.                                            257,000          3,791
Sbarro, Inc.                                             143,000          3,745
                                                                     -----------
                                                                         19,461
Consumer Staples 4.2%
Michael Foods, Inc.                                      160,000          4,800
Universal Foods                                          163,000          4,472
Nash Finch Co.                                           272,300          3,880
Universal Corp.                                          107,000          3,758
                                                                     -----------
                                                                         16,910
Energy 3.7%
Helmerich & Payne, Inc.                                  205,300          3,978
Snyder Oil Corp.                                         275,000          3,661
World Fuel Services Corp.                                296,000          3,182
Mitchell Energy & Development Corp. `B'                  185,000          2,151
Vintage Petroleum, Inc.                                  203,000          1,751
                                                                     -----------
                                                                         14,723
Financial & Business Services 24.3%
Bowne & Co., Inc.                                        277,000          4,951
Merrill Corp.                                            243,000          4,693
Orion Capital Corp.                                      108,000          4,300
Firstbank Corp.                                          142,000          4,287
PXRE Corp.                                               164,000          4,110
Innkeepers USA Trust                                     340,000          4,016
AmerUs Life Holdings, Inc.                               179,000          4,005
Presidential Life Corp.                                  200,000          3,975
New Plan Excel Realty Trust                              178,400          3,958
McGrath Rentcorp                                         179,200          3,942
Hubco, Inc.                                              130,700          3,937
Southwest Securities Group, Inc.                         195,000          3,924
Selective Insurance Group                                192,000          3,864
Arthur J. Gallagher & Co.                                 87,000          3,839
National Golf Properties, Inc.                           132,000          3,820
Commercial Federal Corp.                                 163,000          3,780
Washington Federal, Inc.                                 141,000          3,763
TriNet Corp. Realty Trust, Inc.                          135,000          3,611
Franchise Finance Corp. of America                       148,000          3,552
United Dominion Realty Trust                             340,000          3,506
American Health Properties, Inc.                         170,000          3,506
Glimcher Realty Trust                                    220,000          3,451
Dain Rauscher Corp.                                      113,000          3,334
BankAtlantic Bancorp, Inc. `A'                           470,000          3,026
Kelly Services, Inc.                                      64,800          2,057
Rollins Truck Leasing Co.                                124,700          1,839
                                                                     -----------
                                                                         97,046
Health Care 1.8%
Invacare Corp.                                           167,000          4,008
Arrow International, Inc.                                101,500          3,185
                                                                     -----------
                                                                          7,193
Materials & Processing 7.9%
Wausau-Mosinee Paper Corp.                               248,400          4,394
Caraustar Industries, Inc.                               143,000          4,084
Commercial Metals Co.                                    145,000          4,024
Cleveland-Cliffs, Inc.                                    95,000          3,830
Universal Forest Products, Inc.                          189,200          3,796
Mississippi Chemical Corp.                               265,000          3,710
Ethyl Corp.                                              628,000          3,650
Wellman, Inc.                                            265,000          2,700
Castle (A.M.) & Co.                                      103,900          1,559
                                                                     -----------
                                                                         31,747
Technology 1.6%
Autodesk, Inc.                                            95,000          4,055
Dallas Semiconductor Corp.                                60,300          2,457
                                                                     -----------
                                                                          6,512
Transportation 3.1%
USFreightways Corp.                                      146,000          4,252
Airborne Freight Corp.                                   114,000          4,111
Sea Containers Limited `A'                               132,300          3,961
                                                                     -----------
                                                                         12,324
Utilities 7.8%
Public Service Co. of New Mexico                         200,000          4,087
Commonwealth Energy System                               100,000          4,050
Eastern Utilities Assn                                   143,000          4,040
Eastern Enterprises                                       90,000          3,938
Washington Gas Light Co.                                 142,000          3,852
Rochester Gas & Electric Corp.                           122,000          3,813
CMP Group, Inc.                                          200,000          3,775
National Fuel Gas Co.                                     80,000          3,615
                                                                     -----------
                                                                         31,170
                                                                     -----------
Total Common Stocks                                                     385,779
(Cost $402,830)                                                      -----------


42 See accompanying notes

                                                Principal
                                                   Amount              Value
                                                   (000s)             (000s)
--------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 4.1%
--------------------------------------------------------------------------------
Repurchase Agreement 4.1%
State Street Bank
         3.500%   due   01/04/99            $      16,493       $     16,493
         (Dated 12/31/98. Collateralized by
         U.S. Treasury Note 5.625% 11/30/99
         valued at $16,824,781. Repurchase
         proceeds are $16,499,414.)
                                                                --------------
Total Short-Term Instruments                                          16,493
(Cost $16,493)                                                  ==============

Total Investments (a) 100.5%                                    $    402,272
(Cost $419,323)

Other Assets and Liabilities (Net) (0.5%)                             (2,138)
                                                                --------------

Net Assets 100.0%                                               $    400,134
                                                                ==============

Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 1998, the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation
for all investments in which there was an
excess of value tax cost.                                       $     24,175

Aggregate gross unrealized depreciation
for all investments in which there was an
excess of tax cost over value.                                       (41,226)
                                                                --------------

Unrealized depreciation-net                                     $    (17,051)
                                                                ==============

Schedule of Investments
Opportunity Fund
December 31, 1998 (Unaudited)
                                                                          Value
                                                           Shares         (000s)
--------------------------------------------------------------------------------
COMMON STOCKS 97.2%
--------------------------------------------------------------------------------

Building 4.5%
Lone Star Industries, Inc.                                356,000     $   13,105
Champion Enterprises, Inc.(b)                             200,000          5,475
D.R. Horton, Inc.                                         200,000          4,600
                                                                      ----------
                                                                          23,180
Capital Goods 7.8%
MotivePower Industries, Inc(b)                            638,900         20,565
Tower Automotive, Inc.(b)                                 800,000         19,950
                                                                      ----------
                                                                          40,515
Communications 6.2%
WinStar Communications, Inc. (b)                          575,000         22,425
Echostar Communications Corp. (b)                         120,000          5,805
Mastec, Inc. (b)                                          185,000          3,885
                                                                      ----------
                                                                          32,115
Consumer Discretionary 19.8%
The Men's Wearhouse, Inc. (b)                             750,000         23,813
Linens`n Things, Inc. (b)                                 550,000         21,794
Mohawk Industries, Inc. (b)                               450,000         18,928
Williams-Sonoma, Inc. (b)                                 350,000         14,109
Knoll, Inc. (b)                                           275,000          8,147
Petsmart, Inc. (b)                                        650,000          7,150
Micro Warehouse, Inc. (b)                                 200,000          6,763
Canandaigua Wine Co. `A' (b)                               29,200          1,688
                                                                      ----------
                                                                         102,392
Consumer Staples 1.3%
Adolph Coors Co. `B'                                      118,300          6,677

Energy 0.8%
Tidewater, Inc.                                           186,200          4,318

Financial & Business Services 3.7%
Golden State Bancorp, Inc. (b)                            745,800         12,399
Golden State Bancorp, Inc. Warrants (b)                   745,800          3,403
Fidelity National Financial, Inc.                         110,000          3,355
                                                                      ----------
                                                                          19,157
Health Care 9.8%
Medimmune, Inc.                                           150,000         14,916
IDEXX Laboratories, Inc. (b)                              432,000         11,624
Barr Laboratories, Inc. (b)                               240,000         11,520
ADAC Laboratories (b)                                     325,000          6,490
PSS World Medical, Inc. (b)                               250,000          5,750
                                                                      ----------
                                                                          50,300
Technology 42.0%
Network Appliance, Inc. (b)                               684,600         30,805
Wind River Systems (b)                                    411,000         19,317
Gilat Satellite Networks Limited (b)                      330,000         18,191
Veritas Software Corp. (b)                                300,000         17,981
Electronics for Imaging, Inc. (b)                         370,000         14,869
Rational Software Corp.                                   550,000         14,575
Lycos, Inc. (b)                                           261,100         14,507
The Reynolds & Reynolds Co.                               500,000         11,469
Earthlink Network, Inc. (b)                               200,500         11,429
Adaptec, Inc. (b)                                         500,000          8,781
Informix Corp. (b)                                        830,000          8,196
Vitesse Semiconductor Co. (b)                             170,000          7,756
SMART Modular Technologies, Inc. (b)                      275,000          7,631
Maxtor Corp. (b)                                          500,000          7,000
Learning Company, Inc. (b)                                261,800          6,790
Psinet, Inc. (b)                                          277,500          5,793
Cypress Semiconductor Corp. (b)                           600,000          4,988
Western Digital Corp.                                     275,000          4,142
Infoseek Corp. (b)                                         50,000          2,469
                                                                      ----------
                                                                         216,689
Transportation 1.3%
Comair Holdings, Inc.                                     200,000          6,750
                                                                      ----------
Total Common Stocks                                                      502,093
(Cost $344,991)                                                       ==========


                                                        Principal
                                                           Amount         Value
                                                           (000s)        (000s)
--------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 4.6%
--------------------------------------------------------------------------------
Repurchase Agreement 4.6%
State Street Bank
         3.500% due 01/04/99                           $   23,815     $  23,815
         (Dated 12/31/98. Collateralized by
         U.S. Treasury Note 7.125% 09/30/99
         valued at $24,294,881. Repurchase
         proceeds are $23,824,261.)
                                                                      ----------
Total Short-Term Instruments                                             23,815
(Cost $23,815)                                                        ----------

Total Investments (a) 101.8%                                          $ 525,908
(Cost $368,805)

Written Options (c) (0.5%)                                               (2,378)
(Premiums $1,200)

Other Assets and Liabilities (Net) (1.3%)                                (6,877)
                                                                      ----------

Net Assets 100.0%                                                     $ 516,653
                                                                      ==========

Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 1998, the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation
for all investments in which there was an
excess of value over tax cost.                                         $ 161,450

Aggregate gross unrealized depreciation
for all investments in which there was an
excess of tax cost over value.                                           (4,347)
                                                                      ----------

Unrealized appreciation-net                                           $ 157,103
                                                                      ==========
(b) Non-income producing security.

(c) Premiums received on written options:

Type                                              Contracts   Premium      Value
--------------------------------------------------------------------------------
Call - OTC Medimmune, Inc.
         Strike @ 80.00 Exp. 01/22/99                750    $    560   $   1,500
Call - OTC Network Appliance, Inc.
         Strike @ 40.00 Exp. 01/22/99                900         155         439
Call - OTC Network Appliance, Inc.
         Strike @ 45.00 Exp. 01/22/99                770         176         183
Call - OTC Veritas Software Corp.
         Strike @ 60.00 Exp. 01/22/99              1,000         309         256
                                                            --------------------
                                                            $  1,200   $   2,378
                                                            ====================


44 See accompanying notes

Schedule of Investments
International Developed Fund
December 31, 1998 (Unaudited)

                                                                          Value
                                                           Shares        (000s)
--------------------------------------------------------------------------------
COMMON STOCKS 94.5%
--------------------------------------------------------------------------------

Australia 2.6%
National Australia Bank Limited                            38,800      $     584
Westpac Banking Corp.                                      70,497            471
Broken Hill Property Co.                                   48,810            359
Telstra Corp. Limited (b)                                  73,900            345
Lend Lease Corp. Limited                                   25,496            343
News Corp. Limited                                         51,384            339
Southcorp Limited                                          74,400            237
Amcor Limited `A'                                          50,756            216
Leighton Holdings Limited                                  40,854            175
Tabcorp Holdings Limited                                   28,051            172
Comalco Limited                                            27,009            103
Pasminco Limited                                           89,073             68
                                                                       ---------
                                                                           3,412
Finland 4.9%
Nokia OYJ `A'                                              36,820          4,478
Werner Soderstrom Osakey `B'                                7,450            473
UPM-Kymmene Corp.                                          11,723            326
Metsa Serla `B'                                            24,340            198
Rautaruukki OY                                             30,600            197
Viking Line AB                                              4,000            192
Hartwall OY AB                                             11,620            188
Yit-Yhtyma OY                                              18,580            160
Okobank `A'                                                 6,914            126
Fortum Corp. (b)                                           11,500             70
Sonera Group OYJ (b)                                        1,000             18
Rauma Group OY                                                400              6
                                                                       ---------
                                                                           6,432
France 14.8%
France Telecom SA                                             27,936       2,220
Carrefour SA                                                   2,270       1,714
Suez Lyonnaise des Eaux                                        8,250       1,694
Banque National de Paris                                      20,000       1,647
Elf Aquitaine SA                                              12,733       1,472
Total SA                                                      14,431       1,461
Groupe Danone                                                  4,000       1,145
VIVENDI                                                        4,100       1,065
L'OREAL                                                        1,390       1,005
Groupe GTM                                                     8,800         913
Pinault-Printemps Redout                                       4,250         812
PSA Peugeot Citroen                                            5,100         789
Alcatel Alsthom                                                6,410         784
Castorama Dubois                                               3,200         730
Valeo                                                          6,910         544
Compagnie de Saint Gobain                                      3,600         508
LVMH                                                           2,450         485
Lafarge SA                                                     4,496         427
VIVENDI Warrants (b)                                           2,800           7
                                                                       ---------
                                                                          19,422
Germany 10.8%
DaimlerChrysler AG (b)                                        16,844       1,674
VEBA AG                                                       21,550       1,278
Allianz AG                                                     3,317       1,235
SAP AG-Vorzug                                                  2,565       1,232
Muenchener Rueckversicherungs-Gesellschaft AG                  2,460       1,204
Mannesmann AG                                                  9,430       1,092
Bayer AG                                                      24,641       1,035
Siemens AG                                                    12,446         819
Metro AG                                                       9,470         745
Volkswagen AG                                                  8,780         711
Deutsche Bank                                                 10,897         643
Bayerische Vereinsbank AG                                      8,100         641
Viag AG                                                          950         562
BASF AG                                                       14,714         562
RWE AG                                                         7,969         440
Dresdner Bank AG                                               7,763         325
                                                                       ---------
                                                                          14,198
Ireland 3.2%
Allied Irish Banks PLC                                       103,300       1,850
CRH PLC                                                       68,800       1,188
Irish Life PLC                                                51,700         486
Kerry Group PLC                                               28,300         385
Jefferson Smurfit Group PLC                                  142,000         256
                                                                       ---------
                                                                           4,165
Italy 10.4%
ENI SpA                                                      370,095       2,420
Telecom Italia Mobile SpA                                    242,000       1,788
Telecom Italia SpA                                           190,720       1,628
Assicuazioni Generali                                         37,335       1,560
Fiat SpA                                                     327,356       1,138
Edison SpA                                                    88,000       1,037
Benetton Group SpA                                           474,400         956
Istituto Bancario San Paolo di Torino                         45,980         813
Banca Commerciale Italiana                                    110,000        759
Alleanza Assicurazioni                                        44,500         629
Instituto Nazionale delle Assicurazioni                      211,000         558
Danieli & Co.                                                 52,000         378
Unione Immobiliare SpA (b)                                   165,000          86
                                                                       ---------
                                                                          13,750
Japan 10.1%
Kirin Brewery Co. Limited                                     93,000       1,180
Fujisawa Pharmaceutical                                       78,000       1,100
NEC Corp.                                                    117,000       1,072
Fanuc                                                         31,000       1,057
Nippon Telegraph & Telephone                                     264       1,014
Murata Manufacturing Co.                                      21,000         868
Aoyama Trading Co. Limited                                    28,800         802
Tokyo Electric Power                                          26,700         656
Toyota Motor Corp.                                            24,000         649
Matsushita Electric Industrial Co. Limited                    35,000         617
Fuji Photo Film                                               16,000         592
Mitsubishi Heavy Industries Limited                          139,000         539
Sekisui Chemical Co. Limited                                  80,000         536
Bridgestone Corp.                                             22,000         497
Ito-Yokado Co. Limited                                         7,000         487
Canon, Inc.                                                   21,000         447
Tokio Marine & Fire Insurance Co.                             35,000         416
Hitachi Limited                                               67,000         413
Mitsui O.S.K. Lines Limited                                  201,000         322
                                                                       ---------
                                                                          13,264
Netherlands 6.6%
Royal Dutch Petroleum Co.                                      50,307      2,502
Unilever NV                                                    14,020      1,197
ING Groep NV                                                   17,611      1,073
Fortis Amev NV                                                  8,554        708
Philips Electronics NV                                          6,344        425
Koninklijke KPN NV                                              8,461        423
Verernigde Nederlandse Uitgeversbedrijven Verenigd             11,164        420
ABN-AMRO Holdings                                              19,179        403
Elsevier NV                                                    25,850        362
TNT Post Groep NV (b)                                          10,461        337
Akzo Noble NV                                                   6,188        281
Heineken NV                                                     4,400        264
Koninklijke Ahold NV                                            6,600        244
                                                                       ---------
                                                                           8,639
Norway 0.9%
Norsk Hydro ASA                                                10,210        345
Storebrand ASA                                                 20,000        151
Christiania Bank Og Kreditkasse                                36,220        126
Orkla ASA `B'                                                   9,420        123
Norske Skogindustrier ASA                                       3,530         89
Petroleum Geo-Services (b)                                      6,910         88
Hafslund ASA                                                   15,700         67
Merkantildata ASA                                               6,420         63
Den Norske Bank ASA                                            18,250         63
Tomra Systems ASA                                               1,820         60
Unitor ASA                                                      3,770         37
                                                                       ---------
                                                                           1,212



                                                       See accompanying notes 45

International Developed Fund
December 31, 1998 (Unaudited)

                                                                          Value
                                                             Shares      (000s)
--------------------------------------------------------------------------------

Portugal 5.2%
EDP-Electricidade de Portugal SA                             91,427   $   2,010
Portugal Telecom SA                                          27,475       1,258
Jeronimo Martins - SGPS SA                                   14,508         792
Banco Comercial Portugues SA `R'                             24,913         765
Cimpor-Cimentos de Portugal SGPS SA                          15,532         495
Sonae Investimentos-Sociedade Gestora de
         Participacoes Sociais SA                             8,478         411
Banco Espirito Santo e Comercial de Lisboa SA                11,600         359
BPI-SGPS SA                                                   8,700         295
Companhia de Seguros Mundial Confianca SA (b)                 8,400         267
Brisa-Auto Estradas de Portugal SA                            4,261         250
                                                                      ---------
                                                                          6,902
Spain 6.1%
Telefonica de Espana                                         34,174       1,519
Banco Bilbao Vizcaya                                         67,278       1,055
Endesa SA                                                    34,095         903
Corp. Bancaria de Espana                                     33,368         864
Iberdrola SA                                                 45,082         843
Gas Natural SDG SA `E'                                        6,980         760
Autopistas Concesionaria Espanola SA                         30,387         505
Gas Y Electricidad SA `2'                                     4,732         470
Repsol SA                                                     7,658         408
Banco Santander SA                                           19,167         381
Banco Central Hispanoame                                     31,128         370
                                                                      ---------
                                                                          8,078
Switzerland 5.3%
Novartis AG                                                     871       1,712
Roche Holding AG                                                122       1,488
Nestle SA                                                       501       1,090
UBS AG (b)                                                    2,695         828
Zurich Allied AG                                                700         518
Credit Suisse Group                                           3,066         480
Holderbank Financiere Glarus AG                                 385         456
TAG Heuer International SA                                    3,040         209
Clariant AG (b)                                                 315         147
ABB AG                                                           94         110
Ciba Specialty Chemicals AG                                       6           1
                                                                      ---------
                                                                          7,039
United Kingdom 13.6%
Lloyds TSB Group PLC                                        102,720       1,453
SmithKline Beecham PLC                                       95,252       1,332
Zeneca Group                                                 27,796       1,210
Glaxo Wellcome PLC                                           32,265       1,103
British Telecommunications PLC                               72,500       1,087
Unilever PLC                                                 96,688       1,083
British Petroleum Co. PLC                                    71,103       1,058
Abbey National PLC                                           48,872       1,043
Prudential                                                   64,831         977
Boots Co. PLC                                                54,660         926
Scottish & Newcastle PLC                                     68,877         778
Commercial Union PLC                                         47,834         745
Scottish Power PLC                                           71,858         733
Tesco PLC                                                   240,245         687
Cadbury Schweppes PLC                                        40,000         679
HSBC Holdings PLC                                            23,272         632
National Power PLC                                           61,100         538
Diageo PLC                                                   39,900         447
Wolseley PLC                                                 65,074         410
Shell Transport & Trading Co.                                59,537         363
TI Group PLC                                                 54,000         290
IMI PLC                                                      67,229         265
LASMO PLC                                                    79,798         131
                                                                      ---------
                                                                         17,970
                                                                      ---------
Total Common Stocks                                                     124,483
(Cost $99,386)                                                        =========


                                                        Principal
                                                           Amount         Value
                                                           (000s)        (000s)
--------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 0.8%
--------------------------------------------------------------------------------

Time Deposit 0.8%
State Street Bank
         4.000% due 01/04/99                            $   1,051     $   1,051
                                                                      ---------
Total Short-Term Instruments                                              1,051
(Cost $1,051)                                                         =========

Total Investments (a) 95.3%                                           $ 125,534
(Cost $99,644)

Other Assets and Liabilities (Net) 4.7%                                   6,154
                                                                      ---------

Net Assets 100.0%                                                     $ 131,688
                                                                      =========

Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 1998, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation
for all investments in which there was an
excess of value over tax cost                                         $  29,302

Aggregate gross unrealized depreciation for all investments
in which there was an excess of tax cost over value                      (3,412)
                                                                      ---------

Unrealized appreciation-net                                           $  25,890
                                                                      ---------
(b) Non-income producing security.

(c) Foreign cash in the amount of $549,636 has been segregated with the custodian to cover margin requirements for the following open futures contracts at December 31, 1998:

                                                                     Unrealized
Type                                         Contracts           (Depreciation)
--------------------------------------------------------------------------------
Osaka 300 Index (03/99)                         10,000                $   (170)

(d) Foreign forward currency contracts outstanding at December 31, 1998:

                            Principal
                               Amount                              Unrealized
                              Covered       Expiration            Appreciation/
Type                      by Contract            Month           (Depreciation)
--------------------------------------------------------------------------------
Sell         DM                27,500            01/99                $    123
Buy          DM                27,500            01/99                    (234)
Buy          BP                 3,400            01/99                    (102)
                                                                      ---------
                                                                      $   (213)
                                                                      =========
(e) Principal amount denoted in indicated currency:

           DM - German Mark
           BP - British Pound


46 See accompanying notes

Schedule of Investments
International Fund
December 31, 1998 (Unaudited)

                                                                           Value
                                                            Shares        (000s)
--------------------------------------------------------------------------------
COMMON STOCKS 95.8%
--------------------------------------------------------------------------------

Brazil 1.3%
Telecomunicacoes Brasileiras SA SP - ADR                     5,000    $      363
Centrais Electricas Brasileiras SA `B'                   9,759,800           187
Companhia Siderurgica Nacional                           7,867,300           176
Cia Vale De Rio                                             12,700           163
Companhia Energetica de Minas Gerais                     7,407,400           141
Petroleo Brasileiro SA                                   1,131,500           128
Banco Itau SA                                              241,800           118
Usimas Siderurgicas Minas Gerais SA PR                      52,300           117
Companhia Cervejaria Brahma                                212,800            93
Banco Bradesco SA                                       15,511,800            86
Telecomunicacoes Brasileiras SA (b)                      1,309,400            59
Souza Cruz SA                                                8,500            55
Aracruz Celulose SA `B'                                     69,400            52
Companhia Paulista de Forca e Luz                          386,495            28
                                                                      ----------
                                                                           1,766
Chile 3.2%
Enersis SA SP - ADR                                         39,900         1,030
Compania de Telecomunicaciones
         de Chile SA SP - ADR                               38,355           793
Empresa Nacional de Electricidad SA SP - ADR                59,200           673
Banco Santander Chile SP - ADR                              41,850           612
Gener SA SP - ADR                                           23,733           380
Sociedad Quimica y Minera de Chile SA SP - ADR               9,200           310
Compania Cervecerias Unidas SA SP - ADR                     11,400           219
Maderas y Sinteticos SA SP - ADR                            30,400           194
Madeco SA SP - ADR                                          20,742           174
                                                                      ----------
                                                                           4,385
Finland 6.5%
Nokia OYJ `A'                                               52,100         6,335
Werner Soderstrom Osakey `B'                                11,200           712
UPM-Kymmene Corp.                                           16,350           455
Yit-Yhtyma OY                                               45,500           393
Metsa Serla `B'                                             34,470           281
Viking Line AB                                               5,750           276
Hartwall OY AB                                              16,200           262
Okobank `A'                                                 11,772           215
Fortum Corp. (b)                                            15,500            94
Sonera Group OYJ (b)                                         1,000            18
Rauma Group OY                                                 630             9
                                                                      ----------
                                                                           9,050
France 15.2%
France Telecom SA                                           30,871         2,452
Banque National de Paris                                    24,630         2,028
Carrefour SA                                                 2,420         1,827
Suez Lyonnaise des Eaux                                      8,450         1,735
Total SA                                                    14,810         1,500
Elf Aquitaine SA                                            12,972         1,499
Groupe Danone                                                4,360         1,248
VIVENDI                                                      4,540         1,178
Alcatel Alsthom                                              9,130         1,117
L'OREAL                                                      1,450         1,048
PSA Peugeot Citroen                                          6,240           966
Groupe GTM                                                   9,140           948
Pinault-Printemps Redout                                     4,350           831
Castorama Dubois                                             3,200           730
Compagnie de Saint Gobain                                    3,750           529
Valeo                                                        6,360           501
LVMH                                                         2,510           497
Lafarge SA                                                   4,701           447
VIVENDI Warrants (b)                                             1             7
Schneider SA                                                     1             0
                                                                      ----------
                                                                          21,088
Germany 7.3%
DaimlerChrysler AG (b)                                      10,899         1,083
Allianz AG                                                   2,517           937
SAP AG-Vorzug                                                1,910           917
VEBA AG                                                     13,960           828
Mannesmann AG                                                7,050           816
Muenchener Rueckversicherungs-Gesellschaft AG                1,590           778
Bayer AG                                                    18,400           773
Metro AG                                                     7,060           555
Siemens AG                                                   8,243           542
Volkswagen AG                                                6,590           534
Deutsche Bank                                                8,750           517
Bayerische Vereinsbank AG                                    6,000           475
BASF AG                                                      9,900           378
Viag AG                                                        620           367
RWE AG                                                       5,960           329
Dresdner Bank AG                                             4,720           198
                                                                      ----------
                                                                          10,027
Hungary 5.6%
Magyar Tavkozlesi Rights                                   558,600         3,191
MOL Magyar Olaj-es Gazipari Rights                          75,600         2,072
OTP Bank Rights                                             26,000         1,302
Gedeon Richter Rights                                       15,525           661
Pick Szeged Rights                                           5,400           229
Danubius Hotel and Spa Rights                               10,300           216
Graboplast Rights                                            4,450            34
                                                                      ----------
                                                                           7,705
Ireland 4.7%
Allied Irish Banks PLC                                     174,000         3,116
CRH PLC                                                    109,000         1,882
Irish Life PLC                                              56,600           533
Kerry Group PLC                                             38,500           524
Jefferson Smurfit Group PLC                                271,300           489
                                                                      ----------
                                                                           6,544
Israel 4.4%
ECI Telecommunications Limited                              24,200           862
Teva Pharmaceutical Industries Limited                      20,920           855
Koor Industries Limited                                      7,400           646
Bezek Israeli Telecommunication Corp. Limited              199,800           624
Bank Hapoalim Limited                                      301,000           545
Supersol Limited                                           179,900           447
Formula Systems Limited (b)                                 17,300           429
Elite Industries Limited                                    13,800           421
Bank Leumi Le-Israel                                       269,000           380
Blue Square Chain Investments and
         Properties Limited (b)                             31,200           375
Israel Chemicals Limited                                   353,000           349
Agis Industries Limited                                     27,800           147
                                                                      ----------
                                                                           6,080
Italy 11.5%
ENI SpA                                                    402,400         2,631
Telecom Italia SpA                                         227,665         1,944
Telecom Italia Mobile SpA                                  252,000         1,861
Assicuazioni Generali                                       44,480         1,858
Edison SpA                                                 121,000         1,426
Istituto Bancario San Paolo di Torino                       66,357         1,173
Fiat SpA                                                   332,600         1,156
Alleanza Assicurazioni                                      68,200           964
Benetton Group SpA                                         435,200           877
Banca Commerciale Italiana                                 115,000           794
Instituto Nazionale delle Assicurazioni                    235,000           621
Danieli & Co.                                               61,000           443
Unione Immobiliare SpA (b)                                 235,000           123
                                                                      ----------
                                                                          15,871
Japan 7.1%
Fujisawa Pharmaceutical                                     70,000           987
Nippon Telegraph & Telephone                                   214           822
Kirin Brewery Co. Limited                                   64,000           812
Fanuc                                                       22,200           757
Hitachi Limited                                            115,000           709
Aoyama Trading Co. Limited                                  24,800           691
Murata Manufacturing Co.                                    16,000           661
Matsushita Electric Industrial Co. Limited                  29,000           511
Fuji Photo Film                                             12,000           444
Toyota Motor Corp.                                          16,000           433
Sekisui Chemical Co., Limited                               63,000           422
Tokyo Electric Power                                        15,800           388
Canon, Inc.                                                 18,000           383
Bridgestone Corp.                                           16,000           362
Ito-Yokado Co. Limited                                       5,000           348
Tokio Marine & Fire Insurance Co.                           26,000           309
Mitsui O.S.K. Lines Limited                                185,000           297
NEC Corp.                                                   30,000           275
Mitsubishi Heavy Industries Limited                         67,000           260
                                                                      ----------
                                                                           9,871
Mexico 2.3%
Telefonos de Mexico SP - ADR                                20,770         1,011
Grupo Modelo SA de CV `C'                                  154,000           317
Empresas La Moderna SA de CV (b)                            39,100           231
Cifra SA de CV `V'                                         180,593           219



                                                       See accompanying notes 47

International Fund
December 31, 1998 (Unaudited)

                                                                          Value
                                                             Shares      (000s)
--------------------------------------------------------------------------------

Grupo Mexico SA `B'                                          64,800      $  153
Kimberly-Clark de Mexico SA de CV `A'                        47,050         148
Grupo Televisa SA SP - GDR (b)                                5,900         146
Grupo Carso SA de CV `A1'                                    40,350         137
Alfa SA de CV `A'                                            42,250         119
Formento Economico Mexicano SP - ADR                          4,440         118
Cemex SA de CV `CPO'                                         52,839         113
Grupo Financiero Banamex Accival `L' (b)                     91,881         106
Grupo Industrial Bimbo SA de CV `A'                          57,336         101
Industrias Penoles SA `CP'                                   30,900          92
Desc SA de CV `B'                                            73,500          62
Controladora Comercial Mexicana SA de CV                     67,600          47
TV Azteca SA de CV SP - ADR                                   4,100          27
Desc SA de CV `C'                                             7,835           7
Transport Maritima SP - ADR                                     750           4
                                                                      ----------
                                                                          3,158
Netherlands 4.7%
Royal Dutch Petroleum Co.                                    33,370       1,660
Unilever NV                                                  11,820       1,009
ING Groep NV                                                 14,585         888
Fortis Amev NV                                                7,830         648
Koninklijke KPN NV                                            7,290         365
Verernigde Nederlandse
         Uitgeversbedrijven Verenigd Bezit                    7,880         297
ABN-AMRO Holdings                                            16,700         351
Philips Electronics NV                                        4,240         284
Elsevier NV                                                  17,630         247
TNT Post Groep NV (b)                                         7,290         235
Heineken NV                                                   3,100         186
Akzo Noble NV                                                 3,980         181
Koninklijke Ahold NV                                          4,700         174
                                                                      ----------
                                                                          6,525
Peru 0.6%
Telefonica del Peru SA `B'                                  361,700         455
Credicorp Limited                                            18,500         167
Cerveceria Backus & Johnston SA `T'                         269,765          89
Luz del Sur Servicios SA `B'                                 83,400          54
Banco Wiese SP - ADR                                         18,700          35
Cementos Lima SA                                             28,140          34
Compania de Minas Buenaventura SA `B'                         4,700          28
Compania de Minas Buenaventura SA `A'                         1,780          11
                                                                      ----------
                                                                            873
Poland 2.8%
Elektrim Spolka Akcyjna SA                                   76,500         828
Bank Slaski SA W Katowicach                                   9,400         487
Telekomunikacja Polska                                       84,000         428
Bank Rozwoju Eksportu SA                                     18,010         416
Wielkopolski Bank Kredytowy SA                               56,300         354
Bank Handlowy W. Warszawie                                   28,000         345
Big Bank Gdanski SA                                         304,100         273
Polifarb-Cieszyn-Wroclaw SA                                  68,300         162
Softbank SA                                                   5,920         153
Debica SA                                                     6,900         102
Bank Przemyslowo-Handlow SA                                   1,700         101
Stomil Olsztyn SA                                            14,500          74
Amica Wronki SA (b)                                          15,000          67
Agros Holding SA                                              4,400          16
                                                                      ----------
                                                                          3,806
Portugal 8.5%
EDP-Electricidade de Portugal SA                            138,400       3,042
Portugal Telecom SA                                          49,290       2,256
Cimpor-Cimentos de Portugal SGPS SA                          29,195         930
Banco Espirito Santo e Comercial de Lisboa SA                28,945         897
BPI-SGPS SA                                                  25,650         869
Banco Comercial Portugues SA `R'                             28,118         863
Jeronimo Martins - SGPS SA                                   14,400         787
Sonae Investimentos-Sociedade
         Gestora de Participacoes Sociais SA                 14,380         698
Brisa-Auto Estradas de Portugal SA                            8,800         517
Companhia de Seguros Mundial Confianca SA (b)                15,700         499
Investec-Consultoria Internacional SA (b)                    13,000         447
                                                                      ----------
                                                                         11,805
Switzerland 2.1%
Novartis AG                                                     344         676
Roche Holding AG                                                 53         646
Nestle SA                                                       190         413
UBS AG (b)                                                    1,250         384
Zurich Allied AG                                                340         252
Holderbank Financiere Glarus AG                                 134         159
Credit Suisse Group                                             865         135
TAG Heuer International SA                                    1,120          77
Clariant AG (b)                                                 153          71
ABB AG                                                           44          52
                                                                      ----------
                                                                          2,865
Turkey 3.9%
Turkiye Is Bankasi `C'                                    5,264,500       1,369
Turkiye Garanti Bankasi AS                                2,296,250         568
Migros Turk TAS                                              50,440         504
Arcelik AS                                                1,630,750         471
Yapi ve Kredi Bankasi AS                                  3,148,059         364
Ege Biracilik ve Malt Sanayii AS                            434,500         338
Akbank TAS                                                1,568,233         318
Cukurova Elektrik AS                                         24,700         266
Haci Omer Sabanci Holding AS                              1,543,500         237
Aygaz AS                                                    316,000         210
Brisa Bridgestone Sabanci Lastik San. ve Tic AS             809,300         182
Eregli Demir Ve Celik Fabrikalari TAS                       436,900         180
Adana Cimento Sanayii `A'                                   843,553         155
Bagfas Bandirma Gubre Fabrikalari AS                        327,000         130
Netas Northern Electric Telekomunikasyon AS                 422,760          78
                                                                      ----------
                                                                          5,370
United Kingdom 4.1%
WEBS Index Fund                                             280,000       5,723

Venezuela 0.0%
Mavesa SA SP - ADR                                               50           0
                                                                      ----------
Total Common Stocks                                                     132,512
(Cost $115,065)                                                       ==========

--------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 8.8%
--------------------------------------------------------------------------------
                                                          Principal
                                                             Amount
                                                             (000s)
Time Deposits 8.8%
State Street Bank
         4.500% due 01/04/99                              $  12,223      12,223
                                                                      ----------
Total Short-Term Instruments                                             12,223
(Cost $12,223)                                                        ==========

Total Investments (a) 104.6%                                          $ 144,735
(Cost $127,288)

Other Assets and Liabilities (Net) (4.6%)                                (6,365)
                                                                      ----------

Net Assets 100.0%                                                     $ 138,370
                                                                      ==========
Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 1998, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all investments
in which there was an excess of value tax cost                        $  29,757

Aggregate gross unrealized depreciation for all investments
in which there was an excess of tax cost over value                     (12,310)
                                                                      ----------

Unrealized appreciation-net                                           $  17,447
                                                                      ==========
(b) Non-income producing security

(c) Foreign forward currency contracts outstanding at December 31, 1998:

                                Principal
                                   Amount                            Unrealized
                               Covered by      Expiration         Appreciation/
Type                             Contract           Month        (Depreciation)
--------------------------------------------------------------------------------

Sell             DM                16,200           01/99             $     72
Buy              DM                16,200           01/99                 (143)
                                                                      ----------
                                                                      $    (71)
                                                                      ==========

(d) Principal amount denoted in indicated currency:

         DM - German Mark



48 See accompanying notes

Schedule of Investments
Emerging Markets Fund
December 31, 1998 (Unaudited)


                                                                         Value
                                                             Shares      (000s)
--------------------------------------------------------------------------------
COMMON STOCKS 99.6%
--------------------------------------------------------------------------------

Argentina 6.1%
YPF Sociedad Anonima SP - ADR                                15,250  $      426
Telefonica de Argentina SP - ADR                              9,733         272
Compania Naviera Perez Co. SP - ADR                          17,912         152
Astra Cia Argentina de Petro SA                              72,050          85
Banco de Galicia y Buenos Aires SA de CV `B'                 15,989          70
Banco Frances SA                                              9,820          70
Siderca SA `A'                                               53,416          61
Transportadora de Gas del Sur SA                             23,900          48
Inversiones Y Representaciones SA - GDR                       1,329          37
Molinos Rio de la Plata SA                                    6,276          15
Renault Argentina                                            11,160          14
                                                                     -----------
                                                                          1,250
Brazil 10.1%
Telecomunicacoes Brasileiras SA SP - ADR                      7,060         513
Centrais Electricas Brasileiras SA `B'                       14,120         271
Cia Vale De Rio                                              15,262         196
Petroleo Brasileiro SA                                        1,608         182
Banco Itau SA                                                   344         168
Banco Bradesco SA                                            22,292         124
Companhia Siderurgica Nacional                                5,511         123
Companhia Energetica de Minas Gerais                          5,263         100
Telecomunicacoes Brasileiras SA (b)                           1,938          87
Souza Cruz SA                                                12,400          80
Companhia Cervejaria Brahma                                     155          68
Usimas Siderurgicas Minas Gerais SA PR                       23,519          53
Aracruz Celulose SA `B'                                      60,600          45
Companhia Paulista de Forca e Luz                               552          40
BCO Brazil Rights (b)                                           924           1
Companhia Vale do Rio Doce - Bonus Shares                    29,662           0
                                                                     -----------
                                                                          2,051
Chile 8.6%
Enersis SA SP - ADR                                          15,400         398
Compania de Telecomunicaciones
         de Chile SA SP - ADR                                15,751         326
Empresa Nacional de Electricidad SA SP - ADR                 26,350         300
Banco Santander Chile SP - ADR                               16,300         238
Gener SA SP - ADR                                             9,428         151
Sociedad Quimica y Minera de Chile SA SP - ADR                3,330         112
Compania Cervecerias Unidas SA SP - ADR                       4,200          81
Maderas y Sinteticos SA SP - ADR                             11,190          71
Madeco SA SP - ADR                                            8,057          67
                                                                     -----------
                                                                          1,744
Hungary 8.7%
Magyar Tavkozlesi Rights                                    132,800         759
MOL Magyar Olaj-es Gazipari Rights                           15,500         425
OTP Bank Rights                                               5,240         262
Gedeon Richter Rights                                         4,625         197
Pick Szeged Rights                                            1,500          64
Danubius Hotel and Spa Rights                                 2,500          52
Graboplast Rights                                             1,300          10
                                                                     -----------
                                                                          1,769
India 3.7%
Videsh Sanchar Nigam Limited SP - ADR (b)                     9,000         110
Mahanagar Telephone Nigam Limited                             8,700         106
Tata Engineering and
         Locomotive Co. Limited SP - GDR                     20,624          82
State Bank of India - GDR                                     9,300          77
Hindalco Industries Limited SP - GDR                          6,310          74
Reliance Industries SP - GDR                                 12,500          71
Bajaj Auto Limited SP - GDR                                   3,500          55
BSES Limited SP - GDR                                         2,700          34
Gujarat Ambuja SP - GDR                                       5,000          33
Larsen & Tourbro Limited - GDR                                4,180          32
Indian Hotels Co. SP - GDR                                    3,530          31
Indian Rayon & Industries Limited SP - GDR                    8,225          21
EIH Limited                                                   3,380          19
                                                                     -----------
                                                                            745
Israel 8.2%
Teva Pharmaceutical Industries Limited                        5,800         237
ECI Telecommunications Limited                                6,200         221
Bank Hapoalim Limited                                       104,400         189
Koor Industries Limited                                       1,880         164
Bezek Israeli Telecommunication Corp. Limited                45,100         141
Formula Systems Limited (b)                                   5,100         126
Israel Chemicals Limited                                    125,000         124
Supersol Limited                                             49,400         123
Blue Square Chain Investments
         and Properties Limited (b)                           8,000          96
Bank Leumi Le-Israel                                         67,000          95
Elite Industries Limited                                      3,100          95
Agis Industries Limited                                       9,200          49
                                                                     -----------
                                                                          1,660
Mexico 10.5%
Telefonos de Mexico SP - ADR                                 13,050         635
Grupo Modelo SA de CV `C'                                    98,800         203
Cifra SA de CV `V'                                          150,137         182
Empresas La Moderna SA de CV (b)                             23,100         136
Grupo Carso SA de CV `A1'                                    32,000         109
Kimberly-Clark de Mexico SA de CV `A'                        32,800         103
Grupo Mexico SA `B'                                          42,310         100
Grupo Industrial Bimbo SA de CV `A'                          55,464          98
Alfa SA de CV `A'                                            34,100          96
Industrias Penoles SA `CP'                                   30,000          90
Formento Economico Mexicano SP - ADR                          3,100          83
Grupo Televisa SA SP - GDR (b)                                3,240          80
Grupo Financiero Banamex Accival `L' (b)                     63,707          73
Cemex SA de CV `CPO'                                         29,223          62
Desc SA de CV `B'                                            71,000          59
TV Azteca SA de CV SP - ADR                                   4,000          27
                                                                     -----------
                                                                          2,136
Peru 4.1%
Telefonica del Peru SA `B'                                  316,238         398
Credicorp Limited                                            16,816         151
Cerveceria Backus & Johnston SA `T'                         256,283          84
Compania de Minas Buenaventura SA `A'                        10,947          66
Banco Wiese SP - ADR                                         25,200          47
Luz del Sur Servicios SA `B'                                 64,100          41
Ferreyros SA                                                 21,738          20
Cementos Lima SA                                             12,643          15
Compania de Minas Buenaventura SA `B'                         1,574           9
Southern Peru Limited `T'                                     2,200           7
Minsur SA                                                     3,867           6
                                                                     -----------
                                                                            844
Philippines 1.8%
Philippine Long Distance Telephone Co.                        3,200          82
SM Prime Holdings, Inc.                                     324,400          62
Metro Bank Trust Co.                                          8,500          61
San Miguel Corp. `B'                                         29,700          57
Manila Electric Co. `B'                                      14,100          45
Petron Corp.                                                363,000          40
Ayala Land, Inc.                                             96,100          27
                                                                     -----------
                                                                            374
Poland 10.1%
Elektrim Spolka Akcyjna SA                                   37,531         406
Telekomunikacja Polska                                       57,000         291
Bank Slaski SA W Katowicach                                   4,880         253
Bank Rozwoju Eksportu SA                                      8,915         206
Wielkopolski Bank Kredytowy SA                               31,498         198
Bank Handlowy W. Warszawie                                   12,970         160
Big Bank Gdanski SA                                         153,600         138
Polifarb-Cieszyn-Wroclaw SA                                  40,056          95
Bank Przemyslowo-Handlow SA                                   1,500          89
Softbank SA                                                   2,840          74
Debica SA                                                     3,980          59
Amica Wronki SA (b)                                           8,800          39
Stomil Olsztyn SA                                             7,600          39
Agros Holding SA                                              2,300           8
                                                                     -----------
                                                                          2,055


                                                     See accompanying notes   49

Emerging Markets Fund
December 31, 1998 (Unaudited)

                                                                          Value
                                                             Shares      (000s)
--------------------------------------------------------------------------------

Portugal 5.6%
Portugal Telecom SA                                           5,040  $      230
EDP-Electricidade de Portugal SA                             10,100         222
BPI-SGPS SA                                                   3,000         102
Banco Comercial Portugues SA `R'                              3,170          97
Banco Espirito Santo e Comercial de Lisboa SA                 3,116          97
Cimpor-Cimentos de Portugal SGPS SA                           2,855          91
Jeronimo Martins - SGPS SA                                    1,465          80
Sonae Investimentos-Sociedade Gestora de                      1,530          74
         Participacoes Sociais SA
Companhia de Seguros Mundial Confianca SA (b)                 2,000          64
Brisa-Auto Estradas de Portugal SA                              900          53
Investec-Consultoria Internacional SA (b)                     1,200          41
                                                                     -----------
                                                                          1,151
South Africa 6.3%
Rembrandt Group Limited                                      26,940         165
South African Breweries Limited                               8,990         151
De Beers Centenary                                           11,620         148
Liberty Life Association of Africa Limited                    9,550         131
Nedcor Limited - GDR                                          7,210         126
Anglo American Platinum Corp. Limited                         5,800          79
Barlow Limited                                               19,170          74
Nasionale Pers Beperk Limited                                18,600          73
FirstRand Limited                                            53,400          58
Sasol Limited                                                15,000          57
Anglo American Gold Investment Co. Limited                    1,440          56
ABSA Group Limited                                           11,480          54
Smith C.G. Limited                                           22,430          51
Driefontein Consolidated Limited                              9,400          38
Woolworth SP - GDR (b)                                        5,300          24
                                                                     -----------
                                                                          1,285
South Korea 3.7%
Korea Electric Power Corp.                                   10,800         268
Korea Fund, Inc. (b)                                         17,100         158
Samsung Electronics                                           2,000         134
Samsung Display Devices Co.                                   1,400          69
L.G. Chemical Limited                                         4,500          49
Hyundai Motor Co. Limited                                     2,300          41
Shinsegae Department Store Co.                                1,700          37
                                                                     -----------
                                                                            756
Turkey 8.9%
Turkiye Is Bankasi `C'                                    1,708,750         444
Turkiye Garanti Bankasi AS                                  833,625         206
Migros Turk TAS                                              17,740         177
Yapi ve Kredi Bankasi AS                                  1,529,304         177
Arcelik AS                                                  404,950         117
Ege Biracilik ve Malt Sanayii AS                            126,500          98
Aygaz AS                                                    146,000          97
Akbank TAS                                                  452,568          92
Cukurova Elektrik AS                                          8,000          86
Brisa Bridgestone Sabanci Lastik San. ve Tic AS             372,700          84
Haci Omer Sabanci Holding AS                                483,050          74
Adana Cimento Sanayii `A'                                   377,046          69
Eregli Demir Ve Celik Fabrikalari TAS                       146,900          61
Netas Northern Electric Telekomunikasyon AS                 188,760          35
                                                                     -----------
                                                                          1,817
Venezuela 3.2%
Compania Anonima Nacional
         Telefonos de Venezuela SP-ADR                       16,500         294
La Electricidad de Caracas                                  348,153         150
Banco Provincial SA                                          77,385          84
Corporacion Venezolana de Cementos                           94,550          60
Siderurgica Venezolana Sivensa `A'                          474,483          31
Mavesa SA SP - ADR                                            8,150          31
                                                                     -----------
                                                                            650
                                                                     -----------
Total Common Stocks                                                      20,287
(Cost $25,671)                                                       ===========

Total Investments (a) 99.6%                                          $   20,287
(Cost $25,673)

Other Assets and Liabilities (Net) 0.4%                                      86
                                                                     -----------

Net Assets 100.0%                                                    $   20,373
                                                                     ===========

Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 1998, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation
for all investments in which there was an
excess of value over tax cost.                                       $    1,861

Aggregate gross unrealized depreciation
for all investments in which there was an
excess of tax cost over value.                                           (7,247)
                                                                     -----------

Unrealized depreciation-net                                          $   (5,386)
                                                                     ===========
(b) Non-income producing security.


50   See accompanying notes

Schedule of Investments
Innovation Fund
December 31, 1998 (Unaudited)



                                                                         Value
                                                            Shares       (000s)
--------------------------------------------------------------------------------
COMMON STOCKS 94.5%
--------------------------------------------------------------------------------

Communications 6.8%
Qwest Communications International, Inc.(b)                305,000   $   15,250
MCI WorldCom, Inc.                                         200,000       14,350
General Instrument Corp.(b)                                370,000       12,557
                                                                     -----------
                                                                         42,157
Health Care 10.0%
Amgen, Inc. (b)                                            201,100       21,028
Sofamor Danek Group, Inc. (b)                              120,000       14,610
Safeskin Corp. (b)                                         330,000        7,961
Quintiles Transnational Corp. (b)                          145,000        7,739
Alpharma, Inc. `A'                                         190,000        6,709
Theragenics Corp. (b)                                      250,000        4,203
                                                                     -----------
                                                                         62,250
Technology 77.7%
America Online, Inc. (b)                                   379,800       54,976
Cisco Systems, Inc. (b)                                    345,000       32,020
Microsoft Corp. (b)                                        190,000       26,351
Intel Corp.                                                210,000       24,898
Compaq Computer Corp. (b)                                  582,500       24,429
International Business Machines Corp.                      130,000       24,016
Micron Technology, Inc. (b)                                450,000       22,753
3Com Corp. (b)                                             440,000       19,718
Nokia Corp. - ADR                                          160,000       19,270
Dell Computer Corp. (b)                                    255,000       18,663
Teradyne, Inc. (b)                                         430,000       18,221
Xilinx, Inc. (b)                                           275,000       17,909
Compuware Corp. (b)                                        222,000       17,344
Ascend Communications, Inc. (b)                            250,000       16,438
Oracle Corp. (b)                                           340,000       14,663
Citrix Systems, Inc. (b)                                   150,000       14,559
EMC Corp. (b)                                              170,000       14,450
Veritas Software Corp. (b)                                 240,000       14,385
Yahoo, Inc. (b)                                             60,000       14,104
Altera Corp. (b)                                           200,000       12,175
Inktomi Corp. (b)                                           79,000       10,221
Business Objects SA SP - ADR (b)                           300,000        9,750
Applied Materials, Inc. (b)                                220,000        9,391
Tellabs, Inc. (b)                                          122,500        8,399
Maxim Integrated Products, Inc. (b)                        160,000        6,990
Sun Microsystems, Inc. (b)                                  80,000        6,850
Novellus Systems, Inc.                                     135,000        6,683
Micron Electronics, Inc.                                   340,000        5,886
                                                                     -----------
                                                                        485,512
                                                                     -----------
Total Common Stocks                                                     589,919
(Cost $349,342)                                                      ===========

--------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 8.2%
--------------------------------------------------------------------------------
                                                         Principal
                                                            Amount
                                                            (000s)
Repurchase Agreement 8.2%
State Street Bank
         3.500% due 01/04/99                           $    51,387       51,387
         (Dated 12/31/98. Collateralized by
         U.S. Treasury Note 6.125% 12/31/01
         valued at $51,002,140 and
         U.S. Treasury Note 5.750% 04/30/03
         valued at $1,418,346. Repurchase
         proceeds are $51,406,983.)
                                                                     -----------
Total Short-Term Instruments                                             51,387
(Cost $51,387)

Total Investments (a) 102.7%                                         $  641,306
(Cost $400,729)

Written Options (c) (0.5%)                                               (3,250)
(Premiums $323)

Other Assets and Liabilities (Net) (2.2%)                               (13,503)
                                                                     -----------
Net Assets 100.0%                                                    $  624,553
                                                                     ===========

Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 1998, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation
for all investments in which there was an
excess of value over tax cost.                                       $  240,951

Aggregate gross unrealized depreciation
for all investments in which there was an
excess of tax cost over value.                                             (374)
                                                                     -----------
Unrealized appreciation-net                                          $  240,577
                                                                     ===========
(b) Non-income producing security.

(c) Premiums received on written options:

Type                                      Contracts     Premium           Value
--------------------------------------------------------------------------------
Call-OTC American Online, Inc.
  Strike @ 95.00 Exp. 01/22/99                  650     $   323      $    3,250



                                                     See accompanying notes   51

Schedule of Investments
Precious Metals Fund
December 31, 1998 (Unaudited)

                                                                          Value
                                                           Shares        (000s)
--------------------------------------------------------------------------------
COMMON STOCKS 84.2%
--------------------------------------------------------------------------------

Australia 8.4%
Normandy Mining Limited                                   500,000    $      462
Acacia Resources Limited (b)                              250,000           369
Sons of Gwalia Limited `A'                                100,000           284
Delta Gold NL                                             170,000           258
Ranger Minerals NL (b)                                    104,000           254
Lihir Gold Limited (b)                                    200,000           224
Emperor Mines Limited (b)                                 190,000            70
                                                                     -----------
                                                                          1,921
Canada 27.5%
Meridian Gold, Inc. (b)                                   250,000         1,466
Barrick Gold Corp.                                         50,000           975
Placer Dome, Inc.                                          60,000           690
Euro-Nevada Mining Corp.                                   40,000           653
Franco-Nevada Mining Corp. Limited                         32,500           623
Goldcorp, Inc. `A' (b)                                     55,000           316
Richmont Mines, Inc. (b)                                  110,000           284
Agnico-Eagle Mines Limited                                 60,000           248
IAMGOLD (b)                                                93,000           243
Battle Mountain Canada Limited                             50,000           216
Barrick Gold Corp.                                         16,700           208
Cambior, Inc.                                              27,000           130
Namibian Minerals Corp. (b)                                95,000           102
Romarco Minerals, Inc. (b)                                 45,000            44
Rio Narcea Gold Mines Limited (b)                          20,000            33
Royal Oak Mines, Inc. (b)                                  60,000            15
                                                                     -----------
                                                                          6,246
Ghana 0.8%
Ashanti Goldfields Co. Limited SP - GDR                    20,000           188

South Africa 24.3%
Anglo American Gold Investment Co. Limited                 20,708           806
Harmony Gold Mining Co. Limited (b)                       150,000           750
Western Areas Gold Mining Co. Limited                     200,000           650
Gold Fields Limited (b)                                   102,106           563
Anglo American Gold Investment Co. Limited                 13,000           486
Randfontein Estates Gold Mining Co. Witwatersrand         200,000           441
Driefontein Consolidated Limited SP - ADR                  70,000           280
Durban Roodeport Deep Limited (b)                          90,039           248
St. Helens Gold Mine - ADR                                 80,000           215
Anglo American Gold Investment Co. Limited - ADR            9,800           192
ASA Limited                                                12,000           187
Gold Fields Limited - ADR (b)                              33,222           184
Driefontein Consolidated Limited                           30,000           120
Durban Roodepoort Deep Limited SP - ADR (b)                41,961           120
Randgold & Exploration Co. Limited (b)                    140,000            69
West Rand Consolidated Mines Limited (b)                   50,000            55
Harmony Gold Mining Co. Limited SP - ADR (b)               10,000            48
Durban Roodepoort Deep Warrantes (b)                       83,922            33
Standard Bank  Investment Corp. Limited                     9,621            29
Kalahari Goldridge Mining Co., Limited (b)                 64,500            25
Durban Roodepoort Deep Options `B' (b)                     20,980             7
Randfontein Estates Limited Warrants (b)                    7,800             5
                                                                     -----------
                                                                          5,513
United Kingdom 0.5%
Rangold Resources Limited (b)                              28,900            73
Reunion Mining PLC (b)                                     60,000            47
                                                                     -----------
                                                                            120
United States 22.7%
Getchell Gold Corp. (b)                                    80,000         2,180
Newmont Mining Corp.                                       60,000         1,084
Homestake Mining Co.                                      115,000         1,057
Battle Mountain Gold Co.                                  160,000           660
Royal Gold, Inc. (b)                                       46,000           167
                                                                     -----------
                                                                          5,148
                                                                     -----------
Total Common Stocks                                                      19,136
(Cost $24,395)                                                       ===========

                                                        Principal
                                                           Amount         Value
                                                           (000s)        (000s)
--------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 2.2%
--------------------------------------------------------------------------------

Repurchase Agreements 2.2%
State Street Bank                                        $    501    $      501
         (Dated 12/31/98. Collateralized by
         U.S. Treasury Note 7.500% 02/15/05
         valued at $515,900. Repurchase
         proceeds are $501,195.)
                                                                     -----------
Total Short-Term Instruments                                                501
(Cost $501)                                                          ===========

Total Investments (a) 86.4%                                          $   19,637
(Cost $24,896)

Other Assets and Liabilities (Net) 13.6%                                  3,080
                                                                     -----------

Net Assets 100.0%                                                    $   22,717
                                                                     ===========

Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 1998, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation
for all investments in which there was an
excess of value tax cost.                                            $    1,568

Aggregate gross unrealized depreciation
for all investments in which there was an
excess of tax cost over value.                                           (6,827)
                                                                     -----------

Unrealized depreciation-net                                          $   (5,259)
                                                                     ===========
(b) Non-income producing security.


52  See accompanying notes

Schedule of Investments
Balanced Fund
December 31, 1998 (Unaudited)


                                                                          Value
                                                          Shares         (000s)
--------------------------------------------------------------------------------
COMMON STOCKS 63.6%
--------------------------------------------------------------------------------

Aerospace 0.6%
Northrop Grumman Corp.                                     6,000     $      439

Building 0.5%
Lafarge Corp.                                              5,000            203
Centex Corp.                                               2,900            131
                                                                     -----------
                                                                            334
Capital Goods 3.8%
Dana Corp.                                                16,700            682
Deere & Co.                                               13,700            454
Tyco International Limited                                 5,700            430
United Technologies Corp.                                  3,300            359
Johnson Controls, Inc.                                     5,500            325
Textron, Inc.                                              2,900            220
Perkin Elmer Corp.                                         2,100            205
                                                                     -----------
                                                                          2,675
Communications 3.5%
GTE Corp.                                                 10,300            694
Bell Atlantic Corp.                                       11,900            676
AT&T Corp.                                                 3,800            286
U.S. West, Inc.                                            4,400            284
SBC Communications, Inc.                                   5,300            284
ALLTEL Corp.                                               4,400            263
                                                                     -----------
                                                                          2,487
Consumer Discretionary 8.6%
VF Corp.                                                  15,500            727
Whirlpool Corp.                                           12,100            670
Tupperware Corp.                                          27,900            459
American Greetings Corp. `A'                              11,000            452
Dillards, Inc. `A'                                        11,600            329
Harley-Davidson, Inc.                                      6,400            303
Lowe's Cos., Inc.                                          5,900            302
TJX Cos., Inc.                                            10,300            299
Home Depot, Inc.                                           4,800            294
Wal-Mart Stores, Inc.                                      3,600            293
Gap, Inc.                                                  5,200            293
CVS Corp.                                                  5,300            292
Mohawk Industries, Inc.                                    6,900            290
Ford Motor Co.                                             4,400            258
Eastman Kodak Co.                                          3,300            238
King World Productions, Inc.                               7,900            233
Cracker Barrel Old Country Store, Inc.                     9,600            224
Costco Cos., Inc. (b)                                      2,200            159
Cintas Corp.                                                 100              7
                                                                     -----------
                                                                          6,122
Consumer Services 1.7%
Central Newspapers, Inc. `A'                               6,800            486
New York Times Co.                                         7,500            260
Omnicom Group                                              4,100            238
Gannett, Inc.                                              3,500            232
                                                                     -----------
                                                                          1,216
Consumer Staples 7.4%
Anheuser Busch Cos., Inc.                                 11,300            742
SUPERVALU, Inc.                                           25,600            717
Kimberly-Clark Corp.                                       9,400            512
Whitman Corp.                                             18,700            475
IBP, Inc.                                                 15,800            460
RJR Nabisco Holdings Corp.                                15,500            460
Kroger Co. (b)                                             5,800            351
Safeway, Inc. (b)                                          5,700            347
Albertson's, Inc.                                          5,200            331
Clorox Co.                                                 2,400            280
Quaker Oats Co.                                            4,000            238
Sara Lee Corp.                                             8,400            237
H.J. Heinz Co.                                             1,100             62
                                                                     -----------
                                                                          5,212
Energy 3.9%
Mobil Corp.                                                8,100            706
Repsol SA SP - ADR                                        12,700            694
Kerr McGee Corp.                                          11,800            451
Ultramar Diamond Shamrock Corp.                           17,000            412
Energy East Corp.                                          4,400            249
Peco Energy Co.                                            5,900            246
                                                                     -----------
                                                                          2,758
Environmental Services 0.9%
Browning Ferris Industries, Inc.                          22,400            637

Financial & Business Services 10.4%
PNC Bank Corp.                                            12,900            698
Countrywide Credit Industries, Inc.                       13,900            697
Chase Manhattan Corp.                                      9,000            613
Bear Stearns Cos.                                         12,800            478
Union Planters Corp.                                       9,300            421
Capital One Financial Corp.                                3,000            345
Associates First Capital Corp. `A'                         6,696            284
Fleet Financial Group, Inc.                                6,200            277
Southtrust Corp.                                           7,200            266
Provident Cos., Inc. `B'                                   6,400            266
BankAmerica Corp.                                          4,413            265
First Union Corp.                                          4,100            249
American Express Co.                                       2,400            245
American International Group, Inc.                         2,500            242
Bank One Corp.                                             4,700            240
Wells Fargo & Co.                                          6,000            240
Hartford Financial Services Group, Inc.                    4,200            230
Loews Corp.                                                2,300            226
Ambac Financial Group, Inc.                                3,700            223
Alliance Capital Management LP                             8,500            219
Equity Residential Properties Trust                        5,100            206
Allstate Corp.                                             4,400            170
Household International, Inc.                              3,000            119
Simon Property Group, Inc.                                 3,500            100
MBNA Corp.                                                 1,300             32
                                                                     -----------
                                                                          7,351
Health Care 6.0%
American Home Products Corp.                              12,600            710
CIGNA Corp.                                                8,700            673
Amgen, Inc. (b)                                            4,600            481
Mallinckrodt Group, Inc.                                  13,900            428
Wellpoint Health Networks, Inc. (b)                        3,900            339
Guidant Corp.                                              2,700            298
HBO & Co.                                                  8,700            250
Biogen, Inc.                                               3,000            249
Health Management Associates, Inc. `A' (b)                10,150            219
Cardinal Health, Inc.                                      2,500            190
Schering-Plough Corp.                                      3,400            188
Eli Lilly & Co.                                            2,000            178
Warner-Lambert Co.                                         1,300             98
                                                                     -----------
                                                                          4,301
Materials & Processing 3.1%
Union Carbide Corp.                                       14,200            604
USG Corp. (b)                                              9,200            469
USX-U.S. Steel Group, Inc.                                19,500            449
Westvaco Corp.                                            16,500            442
Leggett & Platt, Inc.                                     10,500            231
                                                                     -----------
                                                                          2,195
Technology 9.0%
Apple Computer, Inc.                                      13,500            553
Harris Corp.                                              12,800            469
Storage Technology Corp. (b)                              12,400            441
Compuware Corp. (b)                                        4,100            320
Oracle Corp. (b)                                           7,300            315
International Business Machines Corp.                      1,700            314
Lucent Technologies, Inc.                                  2,800            308
Tellabs, Inc. (b)                                          4,300            295
Dell Computer Corp. (b)                                    4,000            293
Unisys Corp. (b)                                           8,500            293
Intel Corp.                                                2,400            285
EMC Corp. (b)                                              3,300            281
Cisco Systems, Inc. (b)                                    3,025            280
Microsoft Corp. (b)                                        2,000            277
Sun Microsystems, Inc. (b)                                 3,100            265
Ascend Communications, Inc. (b)                            4,000            263
IMS Health, Inc. (b)                                       3,400            256



                                                    See accompanying notes    53

Balanced Fund
December 31, 1998 (Unaudited)

                                                                          Value
                                                            Shares       (000s)
--------------------------------------------------------------------------------

Adobe Systems, Inc.                                          5,400   $      252
Honeywell, Inc.                                              3,100          233
BMC Software, Inc. (b)                                       4,800          214
Gateway 2000, Inc. (b)                                       3,100          159
                                                                     -----------
                                                                          6,366
Transportation 0.6%
Burlington Northern Santa Fe Corp.                           6,300          213
UAL Corp. (b)                                                3,500          209
                                                                     -----------
                                                                            422
Utilities 3.6%
Public Service Enterprise Group, Inc.                       16,700          668
DTE Energy Co.                                              15,300          655
NICOR, Inc.                                                 14,300          604
Ameritech Corp.                                              4,600          292
Consolidated Edison, Inc.                                    4,700          249
New Century Energies, Inc.                                   1,600           78
                                                                     -----------
                                                                          2,546
                                                                     -----------
Total Common Stocks                                                      45,061
(Cost $39,355)                                                       ===========

--------------------------------------------------------------------------------
CORPORATE BONDS & NOTES 8.6%
--------------------------------------------------------------------------------
                                                         Principal
                                                            Amount
                                                            (000s)
Banking & Finance 6.5%
AT&T Capital Corp.
         6.061% due 04/01/99 (d)                         $     500          500
Ford Motor Credit Corp.
         5.838% due 02/10/15 (d)                             1,000          994
General Motors Acceptance Corp.
         5.787% due 03/08/15 (d)                             1,000          992
Lehman Brothers Holdings, Inc.
         8.150% due 05/15/00                                   100          102
New England Educational Loan Marketing
         5.857% due 01/06/11 (d)                             2,000        1,993
                                                                     -----------
                                                                          4,581
Industrials 2.1%
AMR Corp.
         9.430% due 01/05/10                                 1,000        1,073
         10.000% due 01/02/01                                  400          429
                                                                     -----------
                                                                          1,502
                                                                     -----------
Total Corporate Bonds & Notes                                             6,083
(Cost $6,011)                                                        ===========

--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES 0.5%
--------------------------------------------------------------------------------

Student Loan Marketing Assn
         5.300% due 04/04/25 (d)                               335          334
                                                                     -----------
Total U.S. Government Agencies                                              334
(Cost $335)                                                          ===========

--------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS 6.8%
--------------------------------------------------------------------------------
U.S. Treasury Bonds
         7.250% due 05/15/16                                 1,000        1,213
         8.875% due 08/15/17                                 2,300        3,244
U.S. Treasury Strips
         0.000% due 08/15/19                                 1,200          384
                                                                     -----------
Total U.S. Treasury Obligations                                           4,841
(Cost $4,821)                                                        ===========

--------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES 27.8%
--------------------------------------------------------------------------------

Collateralized Mortgage Obligations 2.8%
Federal Home Loan Mortgage Corp.
         10.150% due 06/04/15                                   17           17
Federal National Mortgage Assn
         9.500% due 06/25/18                                   322          345
First Plus Home Loan Trust
         6.060% due 11/09/10                                 1,000        1,002
Independent National Mortgage Corp.
         7.790% due 11/25/24 (d)                               353          363
         8.260% due 11/25/24 (d)                               224          229
                                                                     -----------
                                                                          1,956

                                                         Principal
                                                            Amount        Value
                                                            (000s)       (000s)
--------------------------------------------------------------------------------
Federal Home Loan Mortgage Corporation 5.0%
         6.500% due 01/12/29-01/14/29 (e)                $   3,100   $    3,102
         8.500% due 03/01/23                                   430          455
                                                                     -----------
                                                                          3,557
Federal Housing Administration 3.6%
         6.000% due 03/20/28                                 1,971        1,944
         7.000% due 07/01/14 (d)                               559          578
                                                                     -----------
                                                                          2,522
Federal National Mortgage Association 5.8%
         5.500% due 01/14/29                                 1,000          964
         7.032% due 12/01/23 (d)                               270          276
         8.500% due 02/07/01-07/01/25 (e)                    2,723        2,850
                                                                     -----------
                                                                          4,090
Government National Mortgage Association 9.4%
         6.500% due 01/15/24-01/21/29 (e)                    4,246        4,270
         6.620% due 08/20/24 (d)                               472          477
         6.875% due 04/20/23 (d)                             1,078        1,094
         7.500% due 05/15/17                                    10           11
         8.000% due 06/09/15-11/15/26 (e)                      386          402
         9.500% due 09/09/15-09/10/15 (e)                      102          109
         10.750% due 09/15/00-10/15/00 (e)                      60           62
         16.000% due 11/10/15-12/04/15 (e)                     181          221
                                                                     -----------
                                                                          6,646
Mortgage-Backed Securities 0.2%
Federal National Mortgage Assn
         6.740% due 07/08/25                                   145          153

Other Mortgage-Backed Securities 1.0%
Home Savings of America
         5.830% due 05/25/27 (d)                               740          732
                                                                     -----------
Total Mortgage-Backed Securities                                         19,656
(Cost $19,538)                                                       ===========

--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES 1.4%
--------------------------------------------------------------------------------

MBNA Master Credit Card Trust
         5.591% due 02/01/15                                 1,000        1,001
                                                                     -----------
Total Asset-Backed Securities                                             1,001
(Cost $997)                                                          ===========

--------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 6.6%
--------------------------------------------------------------------------------

Commercial Paper 2.5%
Ameritech Corp.
         5.660% due 01/15/99                                 1,000          998
General Electric Capital Corp.
         5.540% due 01/26/99                                   400          399
         5.890% due 01/13/99                                   300          300
Procter & Gamble Co.
         4.850% due 02/26/99                                   100           99
                                                                     -----------
                                                                          1,796
Repurchase Agreement 3.8%
State Street Bank
         3.500% due 01/04/99                                 2,716        2,716
         (Dated 12/31/98. Collateralized by
         U.S. Treasury Bond 10.625% 08/15/15
         valued at $414,096,
         U.S. Treasury Note 6.250% 08/31/02
         valued at $1,040,447 and
         U.S. Treasury Bond 6.750% 08/15/26
         valued at $1,324,378. Repurchase
         proceeds are $2,717,056.)

U.S. Treasury Bills (c)(e) 0.3%
         4.012% due 02/04/99-03/04/99                          175          174
                                                                     -----------
Total Short-Term Instruments                                              4,686
(Cost $4,686)                                                        ===========



54   See accompanying notes

                                                                          Value
                                                                         (000s)
--------------------------------------------------------------------------------

Total Investments (a) 115.3%                                         $   81,662
(Cost $75,744)

Written Options (f) (0.0%)                                                   (1)
(Premiums $1)

Other Assets and Liabilities (Net) (15.3%)                              (10,822)
                                                                     -----------

Net Assets 100.0%                                                    $   70,839
                                                                     ===========

Notes to Schedule of Investments (amounts in thousands):

(a) December 31, 1998, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all investments
in which there was an excess of value over tax cost                  $    7,585

Aggregate gross unrealized depreciation for all investments
in which there was an excess of tax cost over value                      (1,667)
                                                                     -----------

Unrealized appreciation-net                                          $    5,918
                                                                     ===========

(b) Non-income producing security.

(c) Securities with an aggregate market value of $174 have been segregated with the custodian to cover margin requirements for the following open futures contracts at December 31, 1998:

                                                                     Unrealized
                                                                  Appreciation/
Type                                            Contracts        (Depreciation)
--------------------------------------------------------------------------------
Eurodollar March Futures (3/00)                         6            $       (2)
Eurodollar March Futures (3/01)                         1                     2
Eurodollar June Futures (6/00)                          6                     0
Eurodollar June Futures (6/01)                          1                     2
Eurodollar September Futures (9/00)                     7                     2
Eurodollar September Futures (9/01)                     3                     4
Eurodollar December Futures (12/99)                     6                    (4)
Eurodollar December Futures (12/00)                     1                     2
U.S. Treasury 5 Year Note (3/99)                        6                    (4)
U.S. Treasury 10 Year Note (3/99)                      28                   (25)
U.S. Treasury 30 Year Bond (3/99)                       1                    (2)
                                                                     -----------
                                                                     $      (25)
                                                                     ===========

(d) Variable rate security.

(e) Securities are grouped by coupon and represent a range of maturities.

(f) Premiums received on written options:

Type                                            Contracts     Premium     Value
--------------------------------------------------------------------------------
Call - CBOT U.S. Treasury Bond March Futures
         Strike @ 138.00 Exp. 02/20/99                  3    $      0   $     0
Call - CBOT U.S. Treasury Bond March Futures
         Strike @ 120.00 Exp. 02/20/99                  2           0         0
Call - CBOT U.S. Treasury Bond March Futures
         Strike @ 122.00 Exp. 02/20/99                  2           1         1
                                                             -------------------
                                                             $      1   $     1
                                                             ===================


                                                     See accompanying notes   55

Financial Highlights - A, B and C Classes

                                    Net Asset                              Net Realized /                               Dividends
                                    Value                                  Unrealized            Total Income           from Net
Selected Per Share Data for the     Beginning        Net Investment        Gain (Loss)           from Investment        Investment
Year or Period Ended:               of Period        Income (Loss)         on Investments        Operations             Income
                                    ---------------  --------------------  --------------------  ---------------------  ------------
Equity Income Fund
  Class A
   12/31/98 (a)                     $   16.04        $      0.19(b)        $     (0.02)(b)       $        0.17          $    (0.18)
----------------------------------  ---------------  --------------------  --------------------  ---------------------  ------------
   06/30/98                             15.39               0.39(b)               2.73 (b)                3.12               (0.38)
----------------------------------  ---------------  --------------------  --------------------  ---------------------  ------------
   01/20/97-06/30/97                    13.94               0.15                  1.48                    1.63               (0.18)
----------------------------------  ---------------  --------------------  --------------------  ---------------------  ------------
  Class B
----------------------------------  ---------------  --------------------  --------------------  ---------------------  ------------
   12/31/98 (a)                         15.99               0.13 (b)             (0.03)(b)                0.10               (0.13)
----------------------------------  ---------------  --------------------  --------------------  ---------------------  ------------
   06/30/98                             15.37               0.26 (b)              2.73 (b)                2.99               (0.28)
----------------------------------  ---------------  --------------------  --------------------  ---------------------  ------------
   01/20/97-06/30/97                    13.94               0.11                  1.48                    1.59               (0.16)
----------------------------------  ---------------  --------------------  --------------------  ---------------------  ------------
  Class C
   12/31/98 (a)                         16.01               0.13 (b)             (0.02)(b)                0.11               (0.13)
----------------------------------  ---------------  --------------------  --------------------  ---------------------  ------------
   06/30/98                             15.37               0.26 (b)              2.74 (b)                3.00               (0.27)
----------------------------------  ---------------  --------------------  --------------------  ---------------------  ------------
   01/20/97-06/30/97                    13.94               0.11                  1.48                    1.59               (0.16)
----------------------------------  ---------------  --------------------  --------------------  ---------------------  ------------

Value Fund
  Class A
   12/31/98(a)                      $   15.64        $      0.10 (b)       $      0.07 (b)       $        0.17          $    (0.10)
----------------------------------  ---------------  --------------------  --------------------  ---------------------  ------------
   06/30/98                             14.80               0.19 (b)              2.46 (b)                2.65               (0.18)
----------------------------------  ---------------  --------------------  --------------------  ---------------------  ------------
   01/13/97-06/30/97                    13.17               0.47                  1.26                    1.73               (0.10)
----------------------------------  ---------------  --------------------  --------------------  ---------------------  ------------
  Class B
   12/31/98 (a)                         15.63               0.05 (b)              0.06 (b)                0.11               (0.05)
----------------------------------  ---------------  --------------------  --------------------  ---------------------  ------------
   06/30/98                             14.80               0.07 (b)              2.46 (b)                2.53               (0.07)
----------------------------------  ---------------  --------------------  --------------------  ---------------------  ------------
   01/13/97-06/30/97                    13.16               0.44                  1.26                    1.70               (0.06)
----------------------------------  ---------------  --------------------  --------------------  ---------------------  ------------
  Class C
   12/31/98 (a)                         15.63               0.05 (b)              0.06 (b)                0.11               (0.05)
----------------------------------  ---------------  --------------------  --------------------  ---------------------  ------------
   06/30/98                             14.80               0.07 (b)              2.46 (b)                2.53               (0.07)
----------------------------------  ---------------  --------------------  --------------------  ---------------------  ------------
   01/13/97-06/30/97                    13.15               0.43                  1.28                    1.71               (0.06)
----------------------------------  ---------------  --------------------  --------------------  ---------------------  ------------

Renaissance Fund
  Class A
   12/31/98 (a)                     $   19.10        $      0.01 (b)       $     (0.40) (b)      $      (0.39)          $     0.00
----------------------------------  ---------------  --------------------  --------------------  ---------------------  ------------
   06/30/98                             17.73               0.07 (b)              4.91 (b)               4.98                (0.08)
----------------------------------  ---------------  --------------------  --------------------  ---------------------  ------------
   10/01/96-06/30/97                    16.08               0.12 (b)              3.90 (b)               4.02                (0.12)
----------------------------------  ---------------  --------------------  --------------------  ---------------------  ------------
   09/30/96                             14.14               0.23                  2.79                   3.02                (0.23)
----------------------------------  ---------------  --------------------  --------------------  ---------------------  ------------
   09/30/95                             12.50               0.36                  1.61                   1.97                (0.33)
----------------------------------  ---------------  --------------------  --------------------  ---------------------  ------------
   09/30/94                             12.88               0.34                 (0.17)                  0.17                (0.33)
----------------------------------  ---------------  --------------------  --------------------  ---------------------  ------------
  Class B
   12/31/98 (a)                         19.06              (0.06) (b)            (0.43) (b)             (0.49)                0.00
----------------------------------  ---------------  --------------------  --------------------  ---------------------  ------------
   06/30/98                             17.77              (0.07) (b)             4.91 (b)               4.84                (0.02)
----------------------------------  ---------------  --------------------  --------------------  ---------------------  ------------
   10/01/96-06/30/97                    16.12               0.03 (b)              3.92 (b)               3.95                (0.05)
----------------------------------  ---------------  --------------------  --------------------  ---------------------  ------------
   09/30/96                             14.13               0.09                  2.83                   2.92                (0.11)
----------------------------------  ---------------  --------------------  --------------------  ---------------------  ------------
   05/22/95-09/30/95                    12.55               0.11                  1.55                   1.66                (0.08)
----------------------------------  ---------------  --------------------  --------------------  ---------------------  ------------
  Class C
   12/31/98 (a)                         18.96              (0.06) (b)            (0.40) (b)             (0.46)                0.00
----------------------------------  ---------------  --------------------  --------------------  ---------------------  ------------
   06/30/98                             17.69              (0.07) (b)             4.88 (b)               4.81                (0.01)
----------------------------------  ---------------  --------------------  --------------------  ---------------------  ------------
   10/01/96-06/30/97                    16.05               0.03 (b)              3.90 (b)               3.93                (0.04)
----------------------------------  ---------------  --------------------  --------------------  ---------------------  ------------
   09/30/96                             14.09               0.12                  2.78                   2.90                (0.13)
----------------------------------  ---------------  --------------------  --------------------  ---------------------  ------------
   09/30/95                             12.47               0.27                  1.59                   1.86                (0.24)
----------------------------------  ---------------  --------------------  --------------------  ---------------------  ------------
   09/30/94                             12.85               0.24                 (0.16)                  0.08                (0.24)
----------------------------------  ---------------  --------------------  --------------------  ---------------------  ------------

Tax Efficient Equity Fund
  Class A
   09/30/98-12/31/98 (a)            $   10.00        $      0.01 (b)       $      0.52 (b)       $       0.53           $     0.00
----------------------------------  ---------------  --------------------  --------------------  ---------------------  ------------
  Class B
   09/30/98-12/31/98 (a)                10.00              (0.02) (b)             0.51 (b)               0.49                 0.00
----------------------------------  ---------------  --------------------  --------------------  ---------------------  ------------
  Class C
   09/30/98-12/31/98 (a)                10.00              (0.02) (b)             0.51 (b)               0.49                 0.00
----------------------------------  ---------------  --------------------  --------------------  ---------------------  ------------

*  Annualized
(a) Unaudited
(b) Per share amounts based on average number of shares outstanding during the period.

See accompanying notes

                                    Dividends in
                                    Excess of Net    Distributions
Selected Per Share Data for the     Investment       from Net Realized                           Net Asset Value
Year or Period Ended:               Income           Capital Gains         Total Distributions   End of Period          Total Return
----------------------------------  ---------------  --------------------  --------------------  ---------------------  ------------
Equity Income Fund
  Class A
   12/31/98 (a)                     $    0.00        $       (1.76)        $     (1.94)          $     14.27                  1.41%
----------------------------------  ---------------  --------------------  --------------------  ---------------------  -----------
   06/30/98                              0.00                (2.09)              (2.47)                16.04                 21.35
----------------------------------  ---------------  --------------------  --------------------  ---------------------  -----------
   01/20/97-06/30/97                     0.00                 0.00               (0.18)                15.39                 11.77
----------------------------------  ---------------  --------------------  --------------------  ---------------------  -----------
  Class B
----------------------------------  ---------------  --------------------  --------------------  ---------------------  -----------
   12/31/98 (a)                          0.00                (1.76)              (1.89)                14.20                  0.97
----------------------------------  ---------------  --------------------  --------------------  ---------------------  -----------
   06/30/98                              0.00                (2.09)              (2.37)                15.99                 20.47
----------------------------------  ---------------  --------------------  --------------------  ---------------------  -----------
   01/20/97-06/30/97                     0.00                 0.00               (0.16)                15.37                 11.45
----------------------------------  ---------------  --------------------  --------------------  ---------------------  -----------
  Class C
   12/31/98 (a)                          0.00                (1.76)              (1.89)                14.23                  1.02
----------------------------------  ---------------  --------------------  --------------------  ---------------------  -----------
   06/30/98                              0.00                (2.09)              (2.36)                16.01                 20.51
----------------------------------  ---------------  --------------------  --------------------  ---------------------  -----------
   01/20/97-06/30/97                     0.00                 0.00               (0.16)                15.37                 11.42
----------------------------------  ---------------  --------------------  --------------------  ---------------------  -----------

Value Fund
  Class A
   12/31/98(a)                      $    0.00         $      (1.72)        $     (1.82)          $     13.99                  1.56%
----------------------------------  ---------------  --------------------  --------------------  ---------------------  -----------
   06/30/98                              0.00                (1.63)              (1.81)                15.64                 18.86
----------------------------------  ---------------  --------------------  --------------------  ---------------------  -----------
   01/13/97-06/30/97                     0.00                 0.00               (0.10)                14.80                 13.19
----------------------------------  ---------------  --------------------  --------------------  ---------------------  -----------
  Class B
   12/31/98 (a)                          0.00                (1.72)              (1.77)                13.97                  1.17
----------------------------------  ---------------  --------------------  --------------------  ---------------------  -----------
   06/30/98                              0.00                (1.63)              (1.70)                15.63                 17.98
----------------------------------  ---------------  --------------------  --------------------  ---------------------  -----------
   01/13/97-06/30/97                     0.00                 0.00               (0.06)                14.80                 12.93
----------------------------------  ---------------  --------------------  --------------------  ---------------------  -----------
  Class C
   12/31/98 (a)                          0.00                (1.72)              (1.77)                13.97                  1.16
----------------------------------  ---------------  --------------------  --------------------  ---------------------  -----------
   06/30/98                              0.00                (1.63)              (1.70)                15.63                 17.98
----------------------------------  ---------------  --------------------  --------------------  ---------------------  -----------
   01/13/97-06/30/97                     0.00                 0.00               (0.06)                14.80                 13.02
----------------------------------  ---------------  --------------------  --------------------  ---------------------  -----------

Renaissance Fund
  Class A
   12/31/98 (a)                          0.00        $       (2.33)        $     (2.33)          $     16.38                 (1.10)%
----------------------------------  ---------------  --------------------  --------------------  ---------------------  -----------
   06/30/98                              0.00                (3.53)              (3.61)                19.10                 30.98
----------------------------------  ---------------  --------------------  --------------------  ---------------------  -----------
   10/01/96-06/30/97                     0.00                (2.25)              (2.37)                17.73                 27.53
----------------------------------  ---------------  --------------------  --------------------  ---------------------  -----------
   09/30/96                             (0.07)               (0.78)              (1.08)                16.08                 22.37
----------------------------------  ---------------  --------------------  --------------------  ---------------------  -----------
   09/30/95                              0.00                 0.00               (0.33)                14.14                 16.10
----------------------------------  ---------------  --------------------  --------------------  ---------------------  -----------
   09/30/94                              0.00                (0.22)              (0.55)                12.50                  1.40
----------------------------------  ---------------  --------------------  --------------------  ---------------------  -----------
  Class B
   12/31/98 (a)                          0.00                (2.33)              (2.33)                16.24                 (1.66)
----------------------------------  ---------------  --------------------  --------------------  ---------------------  -----------
   06/30/98                              0.00                (3.53)              (3.55)                19.06                 29.99
----------------------------------  ---------------  --------------------  --------------------  ---------------------  -----------
   10/01/96-06/30/97                     0.00                (2.25)              (2.30)                17.77                 26.88
----------------------------------  ---------------  --------------------  --------------------  ---------------------  -----------
   09/30/96                             (0.04)               (0.78)              (0.93)                16.12                 21.54
----------------------------------  ---------------  --------------------  --------------------  ---------------------  -----------
   05/22/95-09/30/95                     0.00                 0.00               (0.08)                14.13                 13.30
----------------------------------  ---------------  --------------------  --------------------  ---------------------  -----------
  Class C
   12/31/98 (a)                          0.00                (2.33)              (2.33)                16.17                 (1.48)
----------------------------------  ---------------  --------------------  --------------------  ---------------------  -----------
   06/30/98                              0.00                (3.53)              (3.54)                18.96                 29.98
----------------------------------  ---------------  --------------------  --------------------  ---------------------  -----------
   10/01/96-06/30/97                     0.00                (2.25)              (2.29)                17.69                 26.86
----------------------------------  ---------------  --------------------  --------------------  ---------------------  -----------
   09/30/96                             (0.03)               (0.78)              (0.94)                16.05                 21.52
----------------------------------  ---------------  --------------------  --------------------  ---------------------  -----------
   09/30/95                              0.00                 0.00               (0.24)                14.09                 15.20
----------------------------------  ---------------  --------------------  --------------------  ---------------------  -----------
   09/30/94                              0.00                (0.22)              (0.46)                12.47                  0.70
----------------------------------  ---------------  --------------------  --------------------  ---------------------  -----------

Tax Efficient Equity Fund
  Class A
   09/30/98-12/31/98 (a)                 0.00        $        0.00         $      0.00           $     10.53                  5.32%
----------------------------------  ---------------  --------------------  --------------------  ---------------------  -----------
  Class B
   09/30/98-12/31/98 (a)                 0.00                 0.00                0.00                 10.49                  4.90
----------------------------------  ---------------  --------------------  --------------------  ---------------------  -----------
  Class C
   09/30/98-12/31/98 (a)                 0.00                 0.00                0.00                 10.49                  4.90
----------------------------------  ---------------  --------------------  --------------------  ---------------------  -----------
                                                                    Ratio of Net
                                                     Ratio of       Investment
                                                     Expenses       Income (Loss)
Selected Per Share Data for the     Net Assets End   to Average     to Average      Portfolio
Year or Period Ended:               of Period (000s) Net Assets     Net Assets      Turnover Rate
----------------------------------  ---------------  -------------  --------------  ---------------
Equity Income Fund
  Class A
   12/31/98 (a)                     $      15,361          1.11%*         2.48%*             38%
----------------------------------  ---------------  -------------  --------------  ---------------
   06/30/98                                12,954          1.11           2.39               45
----------------------------------  ---------------  -------------  --------------  ---------------
   01/20/97-06/30/97                        1,756          1.13*          2.85*              45
----------------------------------  ---------------  -------------  --------------  ---------------
  Class B
----------------------------------  ---------------  -------------  --------------  ---------------
   12/31/98 (a)                            18,417          1.85*          1.71*              38
----------------------------------  ---------------  -------------  --------------  ---------------
   06/30/98                                15,178          1.85           1.63               45
----------------------------------  ---------------  -------------  --------------  ---------------
   01/20/97-06/30/97                        2,561          1.87*          2.11*              45
----------------------------------  ---------------  -------------  --------------  ---------------
  Class C
   12/31/98 (a)                            24,222          1.86*          1.69*              38
----------------------------------  ---------------  -------------  --------------  ---------------
   06/30/98                                23,122          1.85           1.60               45
----------------------------------  ---------------  -------------  --------------  ---------------
   01/20/97-06/30/97                        6,624          1.87*          2.15*              45
----------------------------------  ---------------  -------------  --------------  ---------------

Value Fund
  Class A
   12/31/98(a)                      $      19,868          1.11%*         1.39%*             47%
----------------------------------  ---------------  -------------  --------------  ---------------
   06/30/98                                21,742          1.11           1.19               77
----------------------------------  ---------------  -------------  --------------  ---------------
   01/13/97-06/30/97                       15,648          1.11*          1.71*              71
----------------------------------  ---------------  -------------  --------------  ---------------
  Class B
   12/31/98 (a)                            34,705          1.86*          0.69*              47
----------------------------------  ---------------  -------------  --------------  ---------------
   06/30/98                                35,716          1.86           0.45               77
----------------------------------  ---------------  -------------  --------------  ---------------
   01/13/97-06/30/97                       25,433          1.86*          0.96*              71
----------------------------------  ---------------  -------------  --------------  ---------------
  Class C
   12/31/98 (a)                            82,845          1.86*          0.68*              47
----------------------------------  ---------------  -------------  --------------  ---------------
   06/30/98                                88,235          1.86           0.45               77
----------------------------------  ---------------  -------------  --------------  ---------------
   01/13/97-06/30/97                       64,110          1.86*          0.97*              71
----------------------------------  ---------------  -------------  --------------  ---------------

Renaissance Fund
  Class A
   12/31/98 (a)                     $      85,787          1.26%*         0.10%*            104%
----------------------------------  ---------------  -------------  --------------  ---------------
   06/30/98                                85,562          1.26           0.35              192
----------------------------------  ---------------  -------------  --------------  ---------------
   10/01/96-06/30/97                       33,606          1.23*          0.95*             131
----------------------------------  ---------------  -------------  --------------  ---------------
   09/30/96                                20,631          1.25           1.60              203
----------------------------------  ---------------  -------------  --------------  ---------------
   09/30/95                                12,933          1.30           2.90              177
----------------------------------  ---------------  -------------  --------------  ---------------
   09/30/94                                14,942          1.30           2.70              175
----------------------------------  ---------------  -------------  --------------  ---------------
  Class B
   12/31/98 (a)                           116,449          2.01*         (0.64)*            104
----------------------------------  ---------------  -------------  --------------  ---------------
   06/30/98                               100,688          2.01          (0.39)             192
----------------------------------  ---------------  -------------  --------------  ---------------
   10/01/96-06/30/97                       37,253          1.97*          0.20*             131
----------------------------------  ---------------  -------------  --------------  ---------------
   09/30/96                                15,693          2.00           0.85              203
----------------------------------  ---------------  -------------  --------------  ---------------
   05/22/95-09/30/95                        1,760          2.10*          2.20*             177
----------------------------------  ---------------  -------------  --------------  ---------------
  Class C
   12/31/98 (a)                           432,876          2.01*         (0.67)*            104
----------------------------------  ---------------  -------------  --------------  ---------------
   06/30/98                               469,797          2.01          (0.37)             192
----------------------------------  ---------------  -------------  --------------  ---------------
   10/01/96-06/30/97                      313,226          1.97*          0.21*             131
----------------------------------  ---------------  -------------  --------------  ---------------
   09/30/96                               230,058          2.00           0.85              203
----------------------------------  ---------------  -------------  --------------  ---------------
   09/30/95                               174,316          2.10           2.10              177
----------------------------------  ---------------  -------------  --------------  ---------------
   09/30/94                               178,892          2.00           2.00              175
----------------------------------  ---------------  -------------  --------------  ---------------

Tax Efficient Equity Fund
  Class A
   09/30/98-12/31/98 (a)            $       3,612          1.11%*         0.32%*              8%
----------------------------------  ---------------  -------------  --------------  ---------------
  Class B
   09/30/98-12/31/98 (a)                    2,727          1.86          (0.35)               8
----------------------------------  ---------------  -------------  --------------  ---------------
  Class C
   09/30/98-12/31/98 (a)                    5,733          1.86          (0.41)               8
----------------------------------  ---------------  -------------  --------------  ---------------

                                                      See accompanying notes  57

Financial Highlights - A, B and C Classes

                                                                 Net Asset                         Net Realized /
                                                                 Value                             Unrealized       Total Income
                                                                 Beginning      Net Investment     Gain (Loss) on   from Investment
Selected Per Share Data for the Year or Period Ended:            of Period      Income (Loss)      Investments      Operations
                                                                 -------------------------------------------------------------------
Capital Appreciation Fund
  Class A
         12/31/98 (a)                                            $    26.01     $    0.04 (b)      $    0.52 (b)    $    0.56
------------------------------------------------------------------------------------------------------------------------------------
         06/30/98                                                     21.16          0.07 (b)           6.55 (b)         6.62
------------------------------------------------------------------------------------------------------------------------------------
         01/20/97-06/30/97                                            19.31          0.09               1.76             1.85
------------------------------------------------------------------------------------------------------------------------------------
  Class B
         12/31/98 (a)                                                 25.75         (0.05) (b)          0.52 (b)         0.47
------------------------------------------------------------------------------------------------------------------------------------
         06/30/98                                                     21.10         (0.11) (b)          6.51 (b)         6.40
------------------------------------------------------------------------------------------------------------------------------------
         01/20/97-06/30/97                                            19.31          0.01               1.78             1.79
------------------------------------------------------------------------------------------------------------------------------------
  Class C
         12/31/98 (a)                                                 25.78         (0.05) (b)          0.51 (b)         0.46
------------------------------------------------------------------------------------------------------------------------------------
         06/30/98                                                     21.10         (0.12) (b)          6.53 (b)         6.41
------------------------------------------------------------------------------------------------------------------------------------
         01/20/97-06/30/97                                            19.31          0.02               1.77             1.79
------------------------------------------------------------------------------------------------------------------------------------

Growth Fund
  Class A
         12/31/98 (a)                                            $    32.62     $   (0.06) (b)     $    2.94 (b)    $    2.88
------------------------------------------------------------------------------------------------------------------------------------
         06/30/98                                                     27.03         (0.08) (b)          9.99 (b)         9.91
------------------------------------------------------------------------------------------------------------------------------------
         10/01/96-06/30/97                                            26.58          0.69               3.27             3.96
------------------------------------------------------------------------------------------------------------------------------------
         09/30/96                                                     25.73          0.06               3.72             3.78
------------------------------------------------------------------------------------------------------------------------------------
         09/30/95                                                     22.01          0.12               4.79             4.91
------------------------------------------------------------------------------------------------------------------------------------
         09/30/94                                                     23.64          0.12               0.12             0.24
------------------------------------------------------------------------------------------------------------------------------------
  Class B
         12/31/98 (a)                                                 30.34         (0.16) (b)          2.69 (b)         2.53
------------------------------------------------------------------------------------------------------------------------------------
         06/30/98                                                     25.59         (0.28) (b)          9.35 (b)         9.07
------------------------------------------------------------------------------------------------------------------------------------
         10/01/96-06/30/97                                            25.46          0.35               3.29             3.64
------------------------------------------------------------------------------------------------------------------------------------
         09/30/96                                                     24.94         (0.07)              3.52             3.45
------------------------------------------------------------------------------------------------------------------------------------
         05/23/95-09/30/95                                            22.63         (0.03)              2.34             2.31
------------------------------------------------------------------------------------------------------------------------------------
  Class C
         12/31/98 (a)                                                 30.33         (0.16) (b)          2.69 (b)         2.53
------------------------------------------------------------------------------------------------------------------------------------
         06/30/98                                                     25.58         (0.28) (b)          9.35 (b)         9.07
------------------------------------------------------------------------------------------------------------------------------------
         10/01/96-06/30/97                                            25.46          0.45               3.18             3.63
------------------------------------------------------------------------------------------------------------------------------------
         09/30/96                                                     24.94         (0.12)              3.57             3.45
------------------------------------------------------------------------------------------------------------------------------------
         09/30/95                                                     21.52         (0.04)              4.65             4.61
------------------------------------------------------------------------------------------------------------------------------------
         09/30/94                                                     23.32         (0.04)              0.11             0.07
------------------------------------------------------------------------------------------------------------------------------------

Value 25 Fund
  Class A
         07/10/98-12/31/98 (a)                                   $    10.00     $    0.12 (b)      $   (1.64) (b)   $   (1.52)
------------------------------------------------------------------------------------------------------------------------------------

  Class B
         07/10/98-12/31/98 (a)                                        10.00          0.09 (b)          (1.62) (b)       (1.53)
------------------------------------------------------------------------------------------------------------------------------------

  Class C
         07/10/98-12/31/98 (a)                                        10.00          0.08 (b)          (1.59) (b)       (1.51)
------------------------------------------------------------------------------------------------------------------------------------

Mid-Cap Growth Fund
  Class A
         12/31/98 (a)                                            $    24.00     $    0.01 (b)      $    0.04 (b)    $    0.05
------------------------------------------------------------------------------------------------------------------------------------
         06/30/98                                                     20.24          0.02 (b)           5.11 (b)         5.13
------------------------------------------------------------------------------------------------------------------------------------
         01/13/97-06/30/97                                            18.14         (0.04)              2.14             2.10
------------------------------------------------------------------------------------------------------------------------------------
  Class B
         12/31/98 (a)                                                 23.77         (0.07) (b)          0.04 (b)        (0.03)
------------------------------------------------------------------------------------------------------------------------------------
         06/30/98                                                     20.17         (0.16) (b)          5.09 (b)         4.93
------------------------------------------------------------------------------------------------------------------------------------
         01/13/97-06/30/97                                            18.14         (0.11)              2.14             2.03
------------------------------------------------------------------------------------------------------------------------------------
  Class C
         12/31/98 (a)                                                 23.77         (0.07) (b)          0.04 (b)        (0.03)
------------------------------------------------------------------------------------------------------------------------------------
         06/30/98                                                     20.18         (0.16) (b)          5.08 (b)         4.92
------------------------------------------------------------------------------------------------------------------------------------
         01/13/97-06/30/97                                            18.14         (0.10)              2.14             2.04
------------------------------------------------------------------------------------------------------------------------------------

* Annualized
(a) Unaudited
(b) Per share amounts based on average number of shares outstanding during the period.

58 See accompanying notes

                                      Dividends
                                      from Net           Distributions
                                      Investment         from Net Realized                         Net Asset Value
                                      Income             Capital Gains      Total Distributions    End of Period    Total Return
                                      ----------------------------------------------------------------------------------------------
Capital Appreciation Fund
  Class A
         12/31/98 (a)                 $    (0.10)        $    (1.65)        $    (1.75)            $    24.82             2.58%
------------------------------------------------------------------------------------------------------------------------------------
         06/30/98                          (0.09)             (1.68)             (1.77)                 26.01            32.39
------------------------------------------------------------------------------------------------------------------------------------
         01/20/97-06/30/97                  0.00               0.00               0.00                  21.16             9.58
------------------------------------------------------------------------------------------------------------------------------------
  Class B
         12/31/98 (a)                       0.00              (1.65)             (1.65)                 24.57             2.24
------------------------------------------------------------------------------------------------------------------------------------
         06/30/98                          (0.07)             (1.68)             (1.75)                 25.75            31.39
------------------------------------------------------------------------------------------------------------------------------------
         01/20/97-06/30/97                  0.00               0.00               0.00                  21.10             9.27
------------------------------------------------------------------------------------------------------------------------------------
  Class C
         12/31/98 (a)                       0.00              (1.65)             (1.65)                 24.59             2.19
------------------------------------------------------------------------------------------------------------------------------------
         06/30/98                          (0.05)             (1.68)             (1.73)                 25.78            31.40
------------------------------------------------------------------------------------------------------------------------------------
         01/20/97-06/30/97                  0.00               0.00               0.00                  21.10             9.27
------------------------------------------------------------------------------------------------------------------------------------

Growth Fund
  Class A
         12/31/98 (a)                 $     0.00         $    (3.92)        $    (3.92)            $    31.58              9.82%
------------------------------------------------------------------------------------------------------------------------------------
         06/30/98                           0.00              (4.32)             (4.32)                 32.62             41.03
------------------------------------------------------------------------------------------------------------------------------------
         10/01/96-06/30/97                  0.00              (3.51)             (3.51)                 27.03             15.93
------------------------------------------------------------------------------------------------------------------------------------
         09/30/96                           0.00              (2.93)             (2.93)                 26.58             16.11
------------------------------------------------------------------------------------------------------------------------------------
         09/30/95                           0.00              (1.19)             (1.19)                 25.73             23.70
------------------------------------------------------------------------------------------------------------------------------------
         09/30/94                           0.00              (1.87)             (1.87)                 22.01              1.30
------------------------------------------------------------------------------------------------------------------------------------
  Class B
         12/31/98 (a)                       0.00              (3.92)             (3.92)                 28.95              9.40
------------------------------------------------------------------------------------------------------------------------------------
         06/30/98                           0.00              (4.32)             (4.32)                 30.34             39.97
------------------------------------------------------------------------------------------------------------------------------------
         10/01/96-06/30/97                  0.00              (3.51)             (3.51)                 25.59             15.32
------------------------------------------------------------------------------------------------------------------------------------
         09/30/96                           0.00              (2.93)             (2.93)                 25.46             15.22
------------------------------------------------------------------------------------------------------------------------------------
         05/23/95-09/30/95                  0.00               0.00               0.00                  24.94             10.20
------------------------------------------------------------------------------------------------------------------------------------
  Class C
         12/31/98 (a)                       0.00              (3.92)             (3.92)                 28.94              9.40
------------------------------------------------------------------------------------------------------------------------------------
         06/30/98                           0.00              (4.32)             (4.32)                 30.33             39.99
------------------------------------------------------------------------------------------------------------------------------------
         10/01/96-06/30/97                  0.00              (3.51)             (3.51)                 25.58             15.27
------------------------------------------------------------------------------------------------------------------------------------
         09/30/96                           0.00              (2.93)             (2.93)                 25.46             15.22
------------------------------------------------------------------------------------------------------------------------------------
         09/30/95                           0.00              (1.19)             (1.19)                 24.94             22.80
------------------------------------------------------------------------------------------------------------------------------------
         09/30/94                           0.00              (1.87)             (1.87)                 21.52              0.50
------------------------------------------------------------------------------------------------------------------------------------

Value 25 Fund
  Class A
         07/10/98-12/31/98 (a)        $     0.00         $     0.00         $    0.00              $     8.48            (14.68)%
------------------------------------------------------------------------------------------------------------------------------------

  Class B
         07/10/98-12/31/98 (a)              0.00               0.00              0.00                    8.47            (14.98)
------------------------------------------------------------------------------------------------------------------------------------

  Class C
         07/10/98-12/31/98 (a)              0.00               0.00              0.00                    8.49            (14.91)
------------------------------------------------------------------------------------------------------------------------------------

Mid-Cap Growth Fund
  Class A
         12/31/98 (a)                 $    (0.01)        $    (1.07)        $   (1.08)             $    22.97              0.52%
------------------------------------------------------------------------------------------------------------------------------------
         06/30/98                          (0.04)             (1.33)            (1.37)                  24.00             25.71
------------------------------------------------------------------------------------------------------------------------------------
         01/13/97-06/30/97                  0.00               0.00              0.00                   20.24             11.58
------------------------------------------------------------------------------------------------------------------------------------
  Class B
         12/31/98 (a)                       0.00              (1.07)            (1.07)                  22.67              0.20
------------------------------------------------------------------------------------------------------------------------------------
         06/30/98                           0.00              (1.33)            (1.33)                  23.77             24.76
------------------------------------------------------------------------------------------------------------------------------------
         01/13/97-06/30/97                  0.00               0.00              0.00                   20.17             11.19
------------------------------------------------------------------------------------------------------------------------------------
  Class C
         12/31/98 (a)                       0.00              (1.07)            (1.07)                  22.67              0.20
------------------------------------------------------------------------------------------------------------------------------------
         06/30/98                           0.00              (1.33)            (1.33)                  23.77             24.70
------------------------------------------------------------------------------------------------------------------------------------
         01/13/97-06/30/97                  0.00               0.00              0.00                   20.18             11.25
------------------------------------------------------------------------------------------------------------------------------------
                                                                                          Ratio of Net
                                                                      Ratio of            Investment
                                                                      Expenses            Income (Loss)
                                             Net Assets End           to Average          to Average       Portfolio
                                             of Period (000s)         Net Assets          Net Assets       Turnover Rate
                                             ---------------------------------------------------------------------------------------
Capital Appreciation Fund
  Class A
         12/31/98 (a)                        $         96,706               1.11%*              0.35%*            62%
------------------------------------------------------------------------------------------------------------------------------------
         06/30/98                                      72,803               1.10                0.27              75
------------------------------------------------------------------------------------------------------------------------------------
         01/20/97-06/30/97                              6,534               1.11*               0.59*             87
------------------------------------------------------------------------------------------------------------------------------------
  Class B
         12/31/98 (a)                                  50,845               1.86*              (0.42)*            62
------------------------------------------------------------------------------------------------------------------------------------
         06/30/98                                      40,901               1.85               (0.47)             75
------------------------------------------------------------------------------------------------------------------------------------
         01/20/97-06/30/97                              3,022               1.85*              (0.26)*            87
------------------------------------------------------------------------------------------------------------------------------------
  Class C
         12/31/98 (a)                                  80,709               1.86*              (0.42)*            62
------------------------------------------------------------------------------------------------------------------------------------
         06/30/98                                      71,481               1.85               (0.49)             75
------------------------------------------------------------------------------------------------------------------------------------
         01/20/97-06/30/97                             13,093               1.86*              (0.23)*            87
------------------------------------------------------------------------------------------------------------------------------------

Growth Fund
  Class A
         12/31/98 (a)                        $        202,520               1.16%*             (0.41)%*           53%
------------------------------------------------------------------------------------------------------------------------------------
         06/30/98                                     180,119               1.16               (0.27)            123
------------------------------------------------------------------------------------------------------------------------------------
         10/01/96-06/30/97                            147,276               1.11*               0.13*             94
------------------------------------------------------------------------------------------------------------------------------------
         09/30/96                                     151,103               1.11                0.24             104
------------------------------------------------------------------------------------------------------------------------------------
         09/30/95                                     134,819               1.10                0.50             111
------------------------------------------------------------------------------------------------------------------------------------
         09/30/94                                     107,269               1.10                0.60             115
------------------------------------------------------------------------------------------------------------------------------------
  Class B
         12/31/98 (a)                                 100,937               1.90*              (1.16)*           53
------------------------------------------------------------------------------------------------------------------------------------
         06/30/98                                      80,719               1.91               (1.02)           123
------------------------------------------------------------------------------------------------------------------------------------
         10/01/96-06/30/97                             55,626               1.86*              (0.62)*           94
------------------------------------------------------------------------------------------------------------------------------------
         09/30/96                                      37,256               1.86               (0.51)           104
------------------------------------------------------------------------------------------------------------------------------------
         05/23/95-09/30/95                              7,671               1.90*              (0.40)*          111
------------------------------------------------------------------------------------------------------------------------------------
  Class C
         12/31/98 (a)                               1,936,842               1.91*              (1.16)*           53
------------------------------------------------------------------------------------------------------------------------------------
         06/30/98                                   1,853,002               1.91               (1.02)           123
------------------------------------------------------------------------------------------------------------------------------------
         10/01/96-06/30/97                          1,514,432               1.86*              (0.61)*           94
------------------------------------------------------------------------------------------------------------------------------------
         09/30/96                                   1,450,216               1.86               (0.51)           104
------------------------------------------------------------------------------------------------------------------------------------
         09/30/95                                   1,290,152               1.90               (0.20)           111
------------------------------------------------------------------------------------------------------------------------------------
         09/30/94                                   1,085,427               1.90               (0.20)           115
------------------------------------------------------------------------------------------------------------------------------------

Value 25 Fund
  Class A
         07/10/98-12/31/98 (a)               $            500               1.15%*              2.95%*           35%
------------------------------------------------------------------------------------------------------------------------------------

  Class B
         07/10/98-12/31/98 (a)                            701               1.90                2.17             35
------------------------------------------------------------------------------------------------------------------------------------

  Class C
         07/10/98-12/31/98 (a)                            649               1.90                1.98             35
------------------------------------------------------------------------------------------------------------------------------------

Mid-Cap Growth Fund
  Class A
         12/31/98 (a)                        $        110,426               1.10%*              0.09%*           45%
------------------------------------------------------------------------------------------------------------------------------------
         06/30/98                                      57,164               1.11                0.07             66
------------------------------------------------------------------------------------------------------------------------------------
         01/13/97-06/30/97                             12,184               1.11*               0.17*            82
------------------------------------------------------------------------------------------------------------------------------------
  Class B
         12/31/98 (a)                                  93,857               1.86*              (0.68)*           45
------------------------------------------------------------------------------------------------------------------------------------
         06/30/98                                      84,535               1.86               (0.68)            66
------------------------------------------------------------------------------------------------------------------------------------
         01/13/97-06/30/97                             28,259               1.85*              (0.58)*           82
------------------------------------------------------------------------------------------------------------------------------------
  Class C
         12/31/98 (a)                                 138,504               1.86*              (0.69)*           45
------------------------------------------------------------------------------------------------------------------------------------
         06/30/98                                     140,438               1.86               (0.68)            66
------------------------------------------------------------------------------------------------------------------------------------
         01/13/97-06/30/97                             53,686               1.86*              (0.58)*           82
------------------------------------------------------------------------------------------------------------------------------------

                                                       See accompanying notes 59

Financial Highlights - A, B and C Classes


                                   Net Asset                              Net Realized /                         Dividends
                                   Value                                  Unrealized          Total Income       from Net
Selected Per Share Data            Beginning          Net Investment      Gain (Loss) on      from Investment    Investment
for the Year or Period Ended:      of Period          Income (Loss)       Investments         Operations         Income
Target Fund
  Class A
   12/31/98 (a)                    $   16.35          $   (0.03)          $   0.78(b)         $      0.75        $    0.00
---------------------------------  ----------------   ----------------    ----------------    ----------------   ----------------
   06/30/98                            16.82              (0.08)(b)           4.06(b)                3.98             0.00
---------------------------------  ----------------   ----------------    ----------------    ----------------   ----------------
   10/01/96-06/30/97                   17.11              (0.04)(b)           1.82(b)                1.78             0.00
---------------------------------  ----------------   ----------------    ----------------    ----------------   ----------------
   09/30/96                            16.40              (0.05)              2.54                   2.49             0.00
---------------------------------  ----------------   ----------------    ----------------    ----------------   ----------------
   09/30/95                            13.13              (0.02)              3.45                   3.43             0.00
---------------------------------  ----------------   ----------------    ----------------    ----------------   ----------------
   09/30/94                            12.72              (0.04)              0.57                   0.53             0.00
---------------------------------  ----------------   ----------------    ----------------    ----------------   ----------------
  Class B
   12/31/98 (a)                        15.34              (0.08)(b)           0.72(b)                0.64             0.00
---------------------------------  ----------------   ----------------    ----------------    ----------------   ----------------
   06/30/98                            16.14              (0.19)(b)           3.84(b)                3.65             0.00
---------------------------------  ----------------   ----------------    ----------------    ----------------   ----------------
   10/01/96-06/30/97                   16.58              (0.12)(b)           1.75(b)                1.63             0.00
---------------------------------  ----------------   ----------------    ----------------    ----------------   ----------------
   09/30/96                            16.06              (0.09)              2.39                   2.30             0.00
---------------------------------  ----------------   ----------------    ----------------    ----------------   ----------------
   05/22/95-09/30/95                   13.93              (0.05)              2.18                   2.13             0.00
---------------------------------  ----------------   ----------------    ----------------    ----------------   ----------------
  Class C
   12/31/98 (a)                        15.34              (0.08)(b)           0.72(b)                0.64             0.00
---------------------------------  ----------------   ----------------    ----------------    ----------------   ----------------
   06/30/98                            16.13              (0.19)(b)           3.85(b)                3.66             0.00
---------------------------------  ----------------   ----------------    ----------------    ----------------   ----------------
   10/01/96-06/30/97                   16.58              (0.12)(b)           1.74(b)                1.62             0.00
---------------------------------  ----------------   ----------------    ----------------    ----------------   ----------------
   09/30/96                            16.05              (0.16)              2.47                   2.31             0.00
---------------------------------  ----------------   ----------------    ----------------    ----------------   ----------------
   09/30/95                            12.95              (0.12)              3.38                   3.26             0.00
---------------------------------  ----------------   ----------------    ----------------    ----------------   ----------------
   09/30/94                            12.65              (0.14)              0.56                   0.42             0.00
---------------------------------  ----------------   ----------------    ----------------    ----------------   ----------------

Small-Cap Value Fund
  Class A
   12/31/98 (a)                    $   17.58          $    0.12(b)        $  (1.82)(b)        $     (1.70)       $   (0.17)
---------------------------------  ----------------   ----------------    ----------------    ----------------   ----------------
   06/30/98                            15.75               0.23(b)            2.49(b)                2.72            (0.13)
---------------------------------  ----------------   ----------------    ----------------    ----------------   ----------------
   01/20/97-06/30/97                   14.02               0.10               1.63                   1.73             0.00
---------------------------------  ----------------   ----------------    ----------------    ----------------   ----------------
  Class B
   12/31/98 (a)                        17.43               0.06(b)           (1.80)(b)              (1.74)           (0.06)
---------------------------------  ----------------   ----------------    ----------------    ----------------   ----------------
   06/30/98                            15.71               0.09(b)            2.48(b)                2.57            (0.09)
---------------------------------  ----------------   ----------------    ----------------    ----------------   ----------------
   01/20/97-06/30/97                   14.02               0.08               1.61                   1.69             0.00
---------------------------------  ----------------   ----------------    ----------------    ----------------   ----------------
  Class C
   12/31/98 (a)                        17.44               0.06(b)           (1.81)(b)              (1.75)           (0.04)
---------------------------------  ----------------   ----------------    ----------------    ----------------   ----------------
   06/30/98                            15.71               0.09(b)            2.49(b)                2.58            (0.09)
---------------------------------  ----------------   ----------------    ----------------    ----------------   ----------------
   01/20/97-06/30/97                   14.02               0.08               1.61                   1.69             0.00
---------------------------------  ----------------   ----------------    ----------------    ----------------   ----------------

Opportunity Fund
  Class A
   12/31/98 (a)                    $   31.33          $   (0.12)(b)       $  (2.55)(b)        $     (2.67)       $    0.00
---------------------------------  ----------------   ----------------    ----------------    ----------------   ----------------
   06/30/98                            29.35              (0.27)(b)           4.19(b)                3.92             0.00
---------------------------------  ----------------   ----------------    ----------------    ----------------   ----------------
   10/01/96-06/30/97                   37.36               0.00              (3.10)                 (3.10)            0.00
---------------------------------  ----------------   ----------------    ----------------    ----------------   ----------------
   09/30/96                            39.08              (0.11)              6.12                   6.01             0.00
---------------------------------  ----------------   ----------------    ----------------    ----------------   ----------------
   09/30/95                            28.87              (0.11)             11.19                  11.08             0.00
---------------------------------  ----------------   ----------------    ----------------    ----------------   ----------------
   09/30/94                            33.43              (0.17)             (2.02)                 (2.19)            0.00
---------------------------------  ----------------   ----------------    ----------------    ----------------   ----------------
  Class C
   12/31/98 (a)                        28.86              (0.20)(b)          (2.37)(b)              (2.57)            0.00
---------------------------------  ----------------   ----------------    ----------------    ----------------   ----------------
   06/30/98                            27.38              (0.46)(b)           3.88(b)                3.42             0.00
---------------------------------  ----------------   ----------------    ----------------    ----------------   ----------------
   10/01/96-06/30/97                   35.38              (0.04)             (3.05)                 (3.09)            0.00
---------------------------------  ----------------   ----------------    ----------------    ----------------   ----------------
   09/30/96                            37.64              (0.35)              5.82                   5.47             0.00
---------------------------------  ----------------   ----------------    ----------------    ----------------   ----------------
   09/30/95                            28.04              (0.34)             10.81                  10.47             0.00
---------------------------------  ----------------   ----------------    ----------------    ----------------   ----------------
   09/30/94                            32.77              (0.38)             (1.98)                 (2.36)            0.00
---------------------------------  ----------------   ----------------    ----------------    ----------------   ----------------

* Annualized
(a) Unaudited
(b) Per share amounts based on average number of shares outstanding during the period.

60  See accompanying notes

                                   Distributions
Selected Per Share Data            from Net Realized  Tax Basis           Total               Net Asset Value
for the Year or Period Ended:      Capital Gains      Return of Capital   Distributions       End of Period      Total Return
                                   ----------------   ------------------  ----------------    ----------------   ----------------
Target Fund
  Class A
   12/31/98 (a)                    $   (0.98)         $    0.00           $  (0.98)           $     16.12             5.24%
---------------------------------  ----------------   ------------------  ----------------    ----------------   ----------------
   06/30/98                            (4.45)              0.00              (4.45)                 16.35            27.49
---------------------------------  ----------------   ------------------  ----------------    ----------------   ----------------
   10/01/96-06/30/97                   (2.07)              0.00              (2.07)                 16.82            11.19
---------------------------------  ----------------   ------------------  ----------------    ----------------   ----------------
   09/30/96                            (1.78)              0.00              (1.78)                 17.11            16.50
---------------------------------  ----------------   ------------------  ----------------    ----------------   ----------------
   09/30/95                            (0.16)              0.00              (0.16)                 16.40            26.50
---------------------------------  ----------------   ------------------  ----------------    ----------------   ----------------
   09/30/94                            (0.12)              0.00              (0.12)                 13.13             4.20
---------------------------------  ----------------   ------------------  ----------------    ----------------   ----------------
  Class B
   12/31/98 (a)                        (0.98)              0.00              (0.98)                 15.00             4.87
---------------------------------  ----------------   ------------------  ----------------    ----------------   ----------------
   06/30/98                            (4.45)              0.00              (4.45)                 15.34            26.45
---------------------------------  ----------------   ------------------  ----------------    ----------------   ----------------
   10/01/96-06/30/97                   (2.07)              0.00              (2.07)                 16.14            10.58
---------------------------------  ----------------   ------------------  ----------------    ----------------   ----------------
   09/30/96                            (1.78)              0.00              (1.78)                 16.58            15.58
---------------------------------  ----------------   ------------------  ----------------    ----------------   ----------------
   05/22/95-09/30/95                    0.00               0.00               0.00                  16.06            15.30
---------------------------------  ----------------   ------------------  ----------------    ----------------   ----------------
  Class C
   12/31/98 (a)                        (0.98)              0.00              (0.98)                 15.00             4.87
---------------------------------  ----------------   ------------------  ----------------    ----------------   ----------------
   06/30/98                            (4.45)              0.00              (4.45)                 15.34            26.53
---------------------------------  ----------------   ------------------  ----------------    ----------------   ----------------
   10/01/96-06/30/97                   (2.07)              0.00              (2.07)                 16.13            10.52
---------------------------------  ----------------   ------------------  ----------------    ----------------   ----------------
   09/30/96                            (1.78)              0.00              (1.78)                 16.58            15.66
---------------------------------  ----------------   ------------------  ----------------    ----------------   ----------------
   09/30/95                            (0.16)              0.00              (0.16)                 16.05            25.60
---------------------------------  ----------------   ------------------  ----------------    ----------------   ----------------
   09/30/94                            (0.12)              0.00              (0.12)                 12.95             3.40
---------------------------------  ----------------   ------------------  ----------------    ----------------   ----------------

Small-Cap Value Fund
  Class A
   12/31/98 (a)                    $   (0.45)         $    0.00           $  (0.62)           $     15.26            (9.48)%
---------------------------------  ----------------   ------------------  ----------------    ----------------   ----------------
   06/30/98                            (0.76)              0.00              (0.89)                 17.58            17.33
---------------------------------  ----------------   ------------------  ----------------    ----------------   ----------------
   01/20/97-06/30/97                    0.00               0.00               0.00                  15.75            12.34
---------------------------------  ----------------   ------------------  ----------------    ----------------   ----------------
  Class B
   12/31/98 (a)                        (0.45)              0.00              (0.51)                 15.18            (9.85)
---------------------------------  ----------------   ------------------  ----------------    ----------------   ----------------
   06/30/98                            (0.76)              0.00              (0.85)                 17.43            16.40
---------------------------------  ----------------   ------------------  ----------------    ----------------   ----------------
   01/20/97-06/30/97                    0.00               0.00               0.00                  15.71            12.05
---------------------------------  ----------------   ------------------  ----------------    ----------------   ----------------
  Class C
   12/31/98 (a)                        (0.45)              0.00              (0.49)                 15.20            (9.89)
---------------------------------  ----------------   ------------------  ----------------    ----------------   ----------------
   06/30/98                            (0.76)              0.00              (0.85)                 17.44            16.42
---------------------------------  ----------------   ------------------  ----------------    ----------------   ----------------
   01/20/97-06/30/97                    0.00               0.00               0.00                  15.71            12.05
---------------------------------  ----------------   ------------------  ----------------    ----------------   ----------------

Opportunity Fund
  Class A
   12/31/98 (a)                    $   (4.62)         $    0.00           $  (4.62)           $     24.04            (7.28)%
---------------------------------  ----------------   ------------------  ----------------    ----------------   ----------------
   06/30/98                            (1.94)              0.00              (1.94)                 31.33            13.87
---------------------------------  ----------------   ------------------  ----------------    ----------------   ----------------
   10/01/96-06/30/97                   (4.91)              0.00              (4.91)                 29.35            (8.87)
---------------------------------  ----------------   ------------------  ----------------    ----------------   ----------------
   09/30/96                            (7.73)              0.00              (7.73)                 37.36            18.35
---------------------------------  ----------------   ------------------  ----------------    ----------------   ----------------
   09/30/95                            (0.87)              0.00              (0.87)                 39.08            39.70
---------------------------------  ----------------   ------------------  ----------------    ----------------   ----------------
   09/30/94                            (2.26)             (0.11)             (2.37)                 28.87            (6.70)
---------------------------------  ----------------   ------------------  ----------------    ----------------   ----------------
  Class C
   12/31/98 (a)                        (4.62)              0.00              (4.62)                 21.67            (7.55)
---------------------------------  ----------------   ------------------  ----------------    ----------------   ----------------
   06/30/98                            (1.94)              0.00              (1.94)                 28.86            13.01
---------------------------------  ----------------   ------------------  ----------------    ----------------   ----------------
   10/01/96-06/30/97                   (4.91)              0.00              (4.91)                 27.38            (9.40)
---------------------------------  ----------------   ------------------  ----------------    ----------------   ----------------
   09/30/96                            (7.73)              0.00              (7.73)                 35.38            17.47
---------------------------------  ----------------   ------------------  ----------------    ----------------   ----------------
   09/30/95                            (0.87)              0.00              (0.87)                 37.64            38.60
---------------------------------  ----------------   ------------------  ----------------    ----------------   ----------------
   09/30/94                            (2.26)             (0.11)             (2.37)                 28.04            (7.40)
---------------------------------  ----------------   ------------------  ----------------    ----------------   ----------------


                                                                          Ratio of Net
                                                      Ratio of            Investment
                                                      Expenses            Income (Loss)
Selected Per Share Data            Net Assets End     to Average          to Average          Portfolio
for the Year or Period Ended:      of Period (000s)   Net Assets          Net Assets          Turnover Rate
                                   ----------------   ----------------    ----------------    ----------------
Target Fund
  Class A
   12/31/98 (a)                    $ 144,643               1.21%*            (0.44)%*                 128%
---------------------------------  ----------------   ----------------    ----------------    ----------------
   06/30/98                          157,277               1.22              (0.49)                   226
---------------------------------  ----------------   ----------------    ----------------    ----------------
   10/01/96-06/30/97                 150,689               1.20*             (0.31)*                  145
---------------------------------  ----------------   ----------------    ----------------    ----------------
   09/30/96                          156,027               1.18              (0.34)                   141
---------------------------------  ----------------   ----------------    ----------------    ----------------
   09/30/95                          121,915               1.20              (0.10)                   128
---------------------------------  ----------------   ----------------    ----------------    ----------------
   09/30/94                           90,527               1.20              (0.30)                   104
---------------------------------  ----------------   ----------------    ----------------    ----------------
  Class B
   12/31/98 (a)                       73,872               1.95*             (1.18)*                  128
---------------------------------  ----------------   ----------------    ----------------    ----------------
   06/30/98                           76,194               1.96              (1.24)                   226
---------------------------------  ----------------   ----------------    ----------------    ----------------
   10/01/96-06/30/97                  67,531               1.94*             (1.05)*                  145
---------------------------------  ----------------   ----------------    ----------------    ----------------
   09/30/96                           49,851               1.93              (1.09)                   141
---------------------------------  ----------------   ----------------    ----------------    ----------------
   05/22/95-09/30/95                   7,554               2.00*             (0.90)*                  128
---------------------------------  ----------------   ----------------    ----------------    ----------------
  Class C
   12/31/98 (a)                      904,355               1.95*             (1.18)*                  128
---------------------------------  ----------------   ----------------    ----------------    ----------------
   06/30/98                          952,728               1.96              (1.24)                   226
---------------------------------  ----------------   ----------------    ----------------    ----------------
   10/01/96-06/30/97                 969,317               1.94*             (1.06)*                  145
---------------------------------  ----------------   ----------------    ----------------    ----------------
   09/30/96                          974,948               1.93              (1.09)                   141
---------------------------------  ----------------   ----------------    ----------------    ----------------
   09/30/95                          780,355               2.00              (0.90)                   128
---------------------------------  ----------------   ----------------    ----------------    ----------------
   09/30/94                          556,043               2.00              (1.10)                   104
---------------------------------  ----------------   ----------------    ----------------    ----------------

Small-Cap Value Fund
  Class A
   12/31/98 (a)                    $  94,203               1.26%*             1.59%*                   24%
---------------------------------  ----------------   ----------------    ----------------    ----------------
   06/30/98                           75,070               1.25               1.27                     41
---------------------------------  ----------------   ----------------    ----------------    ----------------
   01/20/97-06/30/97                   6,563               1.30*              1.94*                    48
---------------------------------  ----------------   ----------------    ----------------    ----------------
  Class B
   12/31/98 (a)                      107,758               2.01*              0.80*                    24
---------------------------------  ----------------   ----------------    ----------------    ----------------
   06/30/98                          110,833               2.00               0.53                     41
---------------------------------  ----------------   ----------------    ----------------    ----------------
   01/20/97-06/30/97                  11,077               2.04*              1.23*                    48
---------------------------------  ----------------   ----------------    ----------------    ----------------
  Class C
   12/31/98 (a)                      119,567               2.01*              0.80*                    24
---------------------------------  ----------------   ----------------    ----------------    ----------------
   06/30/98                          130,466               2.00               0.52                     41
---------------------------------  ----------------   ----------------    ----------------    ----------------
   01/20/97-06/30/97                  20,637               2.05*              1.13*                    48
---------------------------------  ----------------   ----------------    ----------------    ----------------

Opportunity Fund
  Class A
   12/31/98 (a)                    $ 144,001               1.31%*            (0.91)%*                  41%
---------------------------------  ----------------   ----------------    ----------------    ----------------
   06/30/98                          200,935               1.31              (0.88)                    86
---------------------------------  ----------------   ----------------    ----------------    ----------------
   10/01/96-06/30/97                 213,484               1.25*             (0.12)*                   69
---------------------------------  ----------------   ----------------    ----------------    ----------------
   09/30/96                          134,859               1.13              (0.32)                    91
---------------------------------  ----------------   ----------------    ----------------    ----------------
   09/30/95                          120,830               1.20              (0.40)                   102
---------------------------------  ----------------   ----------------    ----------------    ----------------
   09/30/94                           95,261               1.10              (0.60)                    78
---------------------------------  ----------------   ----------------    ----------------    ----------------
  Class C
   12/31/98 (a)                      372,652               2.06*             (1.69)*                   41
---------------------------------  ----------------   ----------------    ----------------    ----------------
   06/30/98                          500,011               2.06              (1.63)                    86
---------------------------------  ----------------   ----------------    ----------------    ----------------
   10/01/96-06/30/97                 629,446               1.97*             (0.95)*                   69
---------------------------------  ----------------   ----------------    ----------------    ----------------
   09/30/96                          800,250               1.88              (1.07)                    91
---------------------------------  ----------------   ----------------    ----------------    ----------------
   09/30/95                          715,191               1.90              (1.10)                   102
---------------------------------  ----------------   ----------------    ----------------    ----------------
   09/30/94                          553,460               1.90              (1.40)                    78
---------------------------------  ----------------   ----------------    ----------------    ----------------

                                                     See accompanying notes   61

Financial Highlights - A, B and C Classes

                                   Net Asset                              Net Realized /                         Dividends
                                   Value                                  Unrealized          Total Income       from Net
Selected Per Share Data            Beginning          Net Investment      Gain (Loss)         from Investment    Investment
for the Year or Period Ended:      of Period          Income (Loss)       on Investments      Operations         Income
                                   ----------------   ----------------    ----------------    ----------------   ----------------
International Developed Fund
  Class A
    12/31/98 (a)                   $   14.26          $   (0.03)(b)       $  (0.07)(b)        $    (0.10)        $    0.00
--------------------------------   ----------------   ----------------    ----------------    ----------------   ----------------
    06/30/98                           13.08               0.18(b)            1.68(b)               1.86             (0.10)
--------------------------------   ----------------   ----------------    ----------------    ----------------   ----------------
    01/20/97-06/30/97                  11.71               0.09(b)            1.28(b)               1.37              0.00
--------------------------------   ----------------   ----------------    ----------------    ----------------   ----------------
  Class B
    12/31/98 (a)                       14.14              (0.08)(b)          (0.08)(b)             (0.16)             0.00
--------------------------------   ----------------   ----------------    ----------------    ----------------   ----------------
    06/30/98                           13.06               0.01(b)            1.71(b)               1.72             (0.06)
--------------------------------   ----------------   ----------------    ----------------    ----------------   ----------------
    01/20/97-06/30/97                  11.71               0.06(b)            1.29(b)               1.35              0.00
--------------------------------   ----------------   ----------------    ----------------    ----------------   ----------------
  Class C
    12/31/98 (a)                       14.15              (0.08)(b)          (0.08)(b)             (0.16)             0.00
--------------------------------   ----------------   ----------------    ----------------    ----------------   ----------------
    06/30/98                           13.06               0.02(b)            1.71(b)               1.73             (0.06)
--------------------------------   ----------------   ----------------    ----------------    ----------------   ----------------
    01/20/97-06/30/97                  11.71               0.06(b)            1.29(b)               1.35              0.00
--------------------------------   ----------------   ----------------    ----------------    ----------------   ----------------

International Fund
  Class A
    12/31/98 (a)                   $   14.33          $   (0.04)(b)       $  (1.27)(b)        $    (1.31)        $    0.00
--------------------------------   ----------------   ----------------    ----------------    ----------------   ----------------
    06/30/98                           14.26               0.06(b)            1.13(b)               1.19              0.00
--------------------------------   ----------------   ----------------    ----------------    ----------------   ----------------
    10/01/96-06/30/97                  13.03               0.29               1.33                  1.62              0.00
--------------------------------   ----------------   ----------------    ----------------    ----------------   ----------------
    09/30/96                           12.19               0.07               0.77                  0.84              0.00
--------------------------------   ----------------   ----------------    ----------------    ----------------   ----------------
    09/30/95                           12.92               0.07              (0.56)                (0.49)             0.00
--------------------------------   ----------------   ----------------    ----------------    ----------------   ----------------
    09/30/94                           12.17               0.04               0.94                  0.98              0.00
--------------------------------   ----------------   ----------------    ----------------    ----------------   ----------------
  Class B
    12/31/98 (a)                       13.46              (0.09)(b)          (1.22)(b)             (1.31)             0.00
--------------------------------   ----------------   ----------------    ----------------    ----------------   ----------------
    06/30/98                           13.56              (0.05)(b)           1.07(b)               1.02              0.00
--------------------------------   ----------------   ----------------    ----------------    ----------------   ----------------
    10/01/96-06/30/97                  12.48               0.16               1.31                  1.47              0.00
--------------------------------   ----------------   ----------------    ----------------    ----------------   ----------------
    09/30/96                           11.75               0.00(b)            0.73(b)               0.73              0.00
--------------------------------   ----------------   ----------------    ----------------    ----------------   ----------------
    05/22/95-09/30/95                  11.30               0.00               0.45                  0.45              0.00
--------------------------------   ----------------   ----------------    ----------------    ----------------   ----------------
  Class C
    12/31/98 (a)                       13.45              (0.09)(b)          (1.22)(b)             (1.31)             0.00
--------------------------------   ----------------   ----------------    ----------------    ----------------   ----------------
    06/30/98                           13.55              (0.06)(b)           1.08(b)               1.02              0.00
--------------------------------   ----------------   ----------------    ----------------    ----------------   ----------------
    10/01/96-06/30/97                  12.47               0.18               1.29                  1.47              0.00
--------------------------------   ----------------   ----------------    ----------------    ----------------   ----------------
    09/30/96                           11.75              (0.05)              0.77                  0.72              0.00
--------------------------------   ----------------   ----------------    ----------------    ----------------   ----------------
    09/30/95                           12.56              (0.02)             (0.55)                (0.57)             0.00
--------------------------------   ----------------   ----------------    ----------------    ----------------   ----------------
    09/30/94                           11.92              (0.06)              0.93                  0.87              0.00
--------------------------------   ----------------   ----------------    ----------------    ----------------   ----------------

Emerging Markets Fund
  Class A
    12/31/98 (a)                   $   10.12          $    0.03(b)        $  (1.71)(b)        $    (1.68)        $   (0.05)
--------------------------------   ----------------   ----------------    ----------------    ----------------   ----------------
    06/30/98                           13.94               0.03(b)           (3.85)(b)             (3.82)             0.00
--------------------------------   ----------------   ----------------    ----------------    ----------------   ----------------
    01/20/97-06/30/97                  12.82               0.09(b)            1.03(b)               1.12              0.00
--------------------------------   ----------------   ----------------    ----------------    ----------------   ----------------
  Class B
    12/31/98 (a)                       10.02               0.00(b)           (1.70)(b)             (1.70)             0.00
--------------------------------   ----------------   ----------------    ----------------    ----------------   ----------------
    06/30/98                           13.89              (0.06)(b)          (3.81)(b)             (3.87)             0.00
--------------------------------   ----------------   ----------------    ----------------    ----------------   ----------------
    01/20/97-06/30/97                  12.82               0.03(b)            1.04(b)               1.07              0.00
--------------------------------   ----------------   ----------------    ----------------    ----------------   ----------------
  Class C
    12/31/98 (a)                       10.02               0.00(b)           (1.70)(b)             (1.70)             0.00
--------------------------------   ----------------   ----------------    ----------------    ----------------   ----------------
    06/30/98                           13.89              (0.06)(b)          (3.81)(b)             (3.87)             0.00
--------------------------------   ----------------   ----------------    ----------------    ----------------   ----------------
    01/20/97-06/30/97                  12.82               0.04(b)            1.03(b)               1.07              0.00
--------------------------------   ----------------   ----------------    ----------------    ----------------   ----------------

* Annualized
(a)  Unaudited
(b) Per share amounts based on average number of shares outstanding during the period.

62    See accompanying notes

                                   Distributions      Distributions
                                   from               in Excess of
Selected Per Share Data            Net Realized       Net Realized        Total               Net Asset Value
for the Year or Period Ended:      Capital Gains      Capital Gains       Distributions       End of Period      Total Return
                                   ----------------   ----------------    ----------------    ----------------   ----------------
International Developed Fund
  Class A
    12/31/98 (a)                   $   (0.15)         $    0.00           $  (0.15)           $    14.01         $   (0.67)%
--------------------------------   ----------------   ----------------    ----------------    ----------------   ----------------
    06/30/98                           (0.58)              0.00              (0.68)                14.26             15.49
--------------------------------   ----------------   ----------------    ----------------    ----------------   ----------------
    01/20/97-06/30/97                   0.00               0.00               0.00                 13.08             11.70
--------------------------------   ----------------   ----------------    ----------------    ----------------   ----------------
  Class B
    12/31/98 (a)                       (0.15)              0.00              (0.15)                13.83             (1.10)
--------------------------------   ----------------   ----------------    ----------------    ----------------   ----------------
    06/30/98                           (0.58)              0.00              (0.64)                14.14             14.32
--------------------------------   ----------------   ----------------    ----------------    ----------------   ----------------
    01/20/97-06/30/97                   0.00               0.00               0.00                 13.06             11.53
--------------------------------   ----------------   ----------------    ----------------    ----------------   ----------------
  Class C
    12/31/98 (a)                       (0.15)              0.00              (0.15)                13.84             (1.10)
--------------------------------   ----------------   ----------------    ----------------    ----------------   ----------------
    06/30/98                           (0.58)              0.00              (0.64)                14.15             14.38
--------------------------------   ----------------   ----------------    ----------------    ----------------   ----------------
    01/20/97-06/30/97                   0.00               0.00               0.00                 13.06             11.53
--------------------------------   ----------------   ----------------    ----------------    ----------------   ----------------

International Fund
  Class A
    12/31/98 (a)                   $   (1.15)         $    0.00           $  (1.15)           $    11.87             (8.76)%
--------------------------------   ----------------   ----------------    ----------------    ----------------   ----------------
    06/30/98                           (0.82)             (0.30)             (1.12)                14.33              9.95
--------------------------------   ----------------   ----------------    ----------------    ----------------   ----------------
    10/01/96-06/30/97                  (0.39)              0.00              (0.39)                14.26             12.82
--------------------------------   ----------------   ----------------    ----------------    ----------------   ----------------
    09/30/96                            0.00               0.00               0.00                 13.03              6.89
--------------------------------   ----------------   ----------------    ----------------    ----------------   ----------------
    09/30/95                           (0.24)              0.00              (0.24)                12.19             (3.70)
--------------------------------   ----------------   ----------------    ----------------    ----------------   ----------------
    09/30/94                           (0.23)              0.00              (0.23)                12.92              8.20
--------------------------------   ----------------   ----------------    ----------------    ----------------   ----------------
  Class B
    12/31/98 (a)                       (1.15)              0.00              (1.15)                11.00             (9.35)
--------------------------------   ----------------   ----------------    ----------------    ----------------   ----------------
    06/30/98                           (0.82)             (0.30)             (1.12)                13.46              9.17
--------------------------------   ----------------   ----------------    ----------------    ----------------   ----------------
    10/01/96-06/30/97                  (0.39)              0.00              (0.39)                13.56             12.17
--------------------------------   ----------------   ----------------    ----------------    ----------------   ----------------
    09/30/96                            0.00               0.00               0.00                 12.48              6.21
--------------------------------   ----------------   ----------------    ----------------    ----------------   ----------------
    05/22/95-09/30/95                   0.00               0.00               0.00                 11.75              4.00
--------------------------------   ----------------   ----------------    ----------------    ----------------   ----------------
  Class C
    12/31/98 (a)                       (1.15)              0.00              (1.15)                10.99             (9.36)
--------------------------------   ----------------   ----------------    ----------------    ----------------   ----------------
    06/30/98                           (0.82)             (0.30)             (1.12)                13.45              9.18
--------------------------------   ----------------   ----------------    ----------------    ----------------   ----------------
    10/01/96-06/30/97                  (0.39)              0.00              (0.39)                13.55             12.18
--------------------------------   ----------------   ----------------    ----------------    ----------------   ----------------
    09/30/96                            0.00               0.00               0.00                 12.47              6.13
--------------------------------   ----------------   ----------------    ----------------    ----------------   ----------------
    09/30/95                           (0.24)              0.00              (0.24)                11.75             (4.50)
--------------------------------   ----------------   ----------------    ----------------    ----------------   ----------------
    09/30/94                           (0.23)              0.00              (0.23)                12.56              7.40
--------------------------------   ----------------   ----------------    ----------------    ----------------   ----------------

Emerging Markets Fund
  Class A
    12/31/98 (a)                   $    0.00          $    0.00           $  (0.05)           $     8.39            (16.63)%
--------------------------------   ----------------   ----------------    ----------------    ----------------   ----------------
    06/30/98                            0.00               0.00               0.00                 10.12            (27.40)
--------------------------------   ----------------   ----------------    ----------------    ----------------   ----------------
    01/20/97-06/30/97                   0.00               0.00               0.00                 13.94              8.74
--------------------------------   ----------------   ----------------    ----------------    ----------------   ----------------
  Class B
    12/31/98 (a)                        0.00               0.00               0.00                  8.32            (16.97)
--------------------------------   ----------------   ----------------    ----------------    ----------------   ----------------
    06/30/98                            0.00               0.00               0.00                 10.02            (27.86)
--------------------------------   ----------------   ----------------    ----------------    ----------------   ----------------
    01/20/97-06/30/97                   0.00               0.00               0.00                 13.89              8.35
--------------------------------   ----------------   ----------------    ----------------    ----------------   ----------------
  Class C
    12/31/98 (a)                        0.00               0.00               0.00                  8.32            (16.97)
--------------------------------   ----------------   ----------------    ----------------    ----------------   ----------------
    06/30/98                            0.00               0.00               0.00                 10.02            (27.86)
--------------------------------   ----------------   ----------------    ----------------    ----------------   ----------------
    01/20/97-06/30/97                   0.00               0.00               0.00                 13.89              8.35
--------------------------------   ----------------   ----------------    ----------------    ----------------   ----------------


                                                                          Ratio of Net
                                                      Ratio of            Investment
                                   Net Assets         Expense             Income (Loss)
Selected Per Share Data            End of             to Average          to Average          Portfolio
for the Year or Period Ended:      Period (000s)      Net Assets          Net Assets          Turnover Rate
                                   ----------------   ----------------    ----------------    ----------------
International Developed Fund
  Class A
    12/31/98 (a)                   $   1,494               1.54%*            (0.40)%*                 20%
--------------------------------   ----------------   ----------------    ----------------    ----------------
    06/30/98                           1,061               1.57               1.38                    60
--------------------------------   ----------------   ----------------    ----------------    ----------------
    01/20/97-06/30/97                    318               1.54*              1.74*                   77
--------------------------------   ----------------   ----------------    ----------------    ----------------
  Class B
    12/31/98 (a)                       2,698               2.34*             (1.27)*                  20
--------------------------------   ----------------   ----------------    ----------------    ----------------
    06/30/98                           2,902               2.25               0.08                    60
--------------------------------   ----------------   ----------------    ----------------    ----------------
    01/20/97-06/30/97                  1,123               2.28*              1.08*                   77
--------------------------------   ----------------   ----------------    ----------------    ----------------
  Class C
    12/31/98 (a)                       6,034               2.34*             (1.27)*                  20
--------------------------------   ----------------   ----------------    ----------------    ----------------
    06/30/98                           6,363               2.25               0.19                    60
--------------------------------   ----------------   ----------------    ----------------    ----------------
    01/20/97-06/30/97                  2,526               2.28*              1.07*                   77
--------------------------------   ----------------   ----------------    ----------------    ----------------

International Fund
  Class A
    12/31/98 (a)                   $   8,659               1.62%*            (0.65)%                  17%
--------------------------------   ----------------   ----------------    ----------------    ----------------
    06/30/98                          12,510               1.48               0.41                    60
--------------------------------   ----------------   ----------------    ----------------    ----------------
    10/01/96-06/30/97                 18,287               1.51*              0.58*                   59
--------------------------------   ----------------   ----------------    ----------------    ----------------
    09/30/96                          20,056               1.41               0.49                   110
--------------------------------   ----------------   ----------------    ----------------    ----------------
    09/30/95                          17,951               1.50               0.60                   170
--------------------------------   ----------------   ----------------    ----------------    ----------------
    09/30/94                          23,289               1.40               0.30                    55
--------------------------------   ----------------   ----------------    ----------------    ----------------
  Class B
    12/31/98 (a)                       8,393               2.34*             (1.47)*                  17
--------------------------------   ----------------   ----------------    ----------------    ----------------
    06/30/98                           8,956               2.22              (0.37)                   60
--------------------------------   ----------------   ----------------    ----------------    ----------------
    10/01/96-06/30/97                  8,676               2.26*              0.18*                   59
--------------------------------   ----------------   ----------------    ----------------    ----------------
    09/30/96                           5,893               2.16              (0.26)                  110
--------------------------------   ----------------   ----------------    ----------------    ----------------
    05/22/95-09/30/95                    503               2.30*             (0.10)*                 170
--------------------------------   ----------------   ----------------    ----------------    ----------------
  Class C
    12/31/98 (a)                     110,172               2.34*             (1.45)*                  17
--------------------------------   ----------------   ----------------    ----------------    ----------------
    06/30/98                         132,986               2.22              (0.43)                   60
--------------------------------   ----------------   ----------------    ----------------    ----------------
    10/01/96-06/30/97                168,446               2.25*             (0.25)*                  59
--------------------------------   ----------------   ----------------    ----------------    ----------------
    09/30/96                         203,544               2.16              (0.26)                  110
--------------------------------   ----------------   ----------------    ----------------    ----------------
    09/30/95                         215,349               2.20              (0.20)                  170
--------------------------------   ----------------   ----------------    ----------------    ----------------
    09/30/94                         294,492               2.20              (0.50)                   55
--------------------------------   ----------------   ----------------    ----------------    ----------------

Emerging Markets Fund
  Class A
    12/31/98 (a)                   $     408               1.80%*             0.65%*                  23%
--------------------------------   ----------------   ----------------    ----------------    ----------------
    06/30/98                             426               1.78               0.25                    52
--------------------------------   ----------------   ----------------    ----------------    ----------------
    01/20/97-06/30/97                    214               1.89*              1.52*                   74
--------------------------------   ----------------   ----------------    ----------------    ----------------
  Class B
    12/31/98 (a)                         235               2.55*             (0.06)*                  23
--------------------------------   ----------------   ----------------    ----------------    ----------------
    06/30/98                             384               2.54              (0.51)                   52
--------------------------------   ----------------   ----------------    ----------------    ----------------
    01/20/97-06/30/97                    308               2.62*              0.47*                   74
--------------------------------   ----------------   ----------------    ----------------    ----------------
  Class C
    12/31/98 (a)                         711               2.55*             (0.06)*                  23
--------------------------------   ----------------   ----------------    ----------------    ----------------
    06/30/98                           1,169               2.54              (0.54)                   52
--------------------------------   ----------------   ----------------    ----------------    ----------------
    01/20/97-06/30/97                  1,833               2.63*              0.66*                   74
--------------------------------   ----------------   ----------------    ----------------    ----------------

                                                    See accompanying notes    63

Financial Highlights - A, B and C Classes

                                       Net Asset                           Net Realized/                          Dividends
                                       Value                               Unrealized          Total Income from  from Net
Selected Per Share Data for the Year   Beginning      Net Investment       Gain (Loss) on      Investment         Investment
or Period Ended:                       of Period      Income (Loss)        Investments         Operations         Income
                                       -------------  -------------------  ------------------  -----------------  --------------
Innovation Fund
  Class A
-------------------------------------  -------------  -------------------  ------------------  -----------------  --------------
         12/31/98 (a)                  $   24.28      $    (0.12)(b)       $      7.48(b)      $     7.36         $     0.00
-------------------------------------  -------------  -------------------  ------------------  -----------------  --------------
         06/30/98                          17.43           (0.19)(b)              8.21(b)            8.02               0.00
-------------------------------------  -------------  -------------------  ------------------  -----------------  --------------
         10/01/96-06/30/97                 17.26            0.07                  0.36               0.43               0.00
-------------------------------------  -------------  -------------------  ------------------  -----------------  --------------
         09/30/96                          14.74           (0.07)                 2.94               2.87               0.00
-------------------------------------  -------------  -------------------  ------------------  -----------------  --------------
         12/22/94-09/30/95                 10.00           (0.06)                 4.80               4.74               0.00
-------------------------------------  -------------  -------------------  ------------------  -----------------  --------------
  Class B
         12/31/98 (a)                      23.60           (0.20)(b)              7.23(b)            7.03               0.00
-------------------------------------  -------------  -------------------  ------------------  -----------------  --------------
         06/30/98                          17.10           (0.33)(b)              8.00(b)            7.67               0.00
-------------------------------------  -------------  -------------------  ------------------  -----------------  --------------
         10/01/96-06/30/97                 17.04           (0.03)                 0.35               0.32               0.00
-------------------------------------  -------------  -------------------  ------------------  -----------------  --------------
         09/30/96                          14.66           (0.11)                 2.84               2.73               0.00
-------------------------------------  -------------  -------------------  ------------------  -----------------  --------------
         05/22/95-09/30/95                 11.81           (0.08)                 2.93               2.85               0.00
-------------------------------------  -------------  -------------------  ------------------  -----------------  --------------
  Class C
         12/31/98 (a)                      23.59           (0.20)(b)              7.24(b)            7.04               0.00
-------------------------------------  -------------  -------------------  ------------------  -----------------  --------------
         06/30/98                          17.09           (0.33)(b)              8.00(b)            7.67               0.00
-------------------------------------  -------------  -------------------  ------------------  -----------------  --------------
         10/01/96-06/30/97                 17.04           (0.02)                 0.33               0.31               0.00
-------------------------------------  -------------  -------------------  ------------------  -----------------  --------------
         09/30/96                          14.65           (0.15)                 2.89               2.74               0.00
-------------------------------------  -------------  -------------------  ------------------  -----------------  --------------
         12/22/94-09/30/95                 10.00           (0.13)                 4.78               4.65               0.00
-------------------------------------  -------------  -------------------  ------------------  -----------------  --------------

Precious Metals Fund
  Class A
         12/31/98 (a)                  $    5.33      $     0.10(b)        $     (0.01)(b)     $     0.09         $     (0.11)
-------------------------------------  -------------  -------------------  ------------------  -----------------  --------------
         06/30/98                           8.83            0.04(b)              (3.54)(b)          (3.50)               0.00
-------------------------------------  -------------  -------------------  ------------------  -----------------  --------------
         10/01/96-06/30/97                 12.12            0.17                 (3.29)             (3.12)               0.00
-------------------------------------  -------------  -------------------  ------------------  -----------------  --------------
         09/30/96                          12.33            0.03                 (0.24)             (0.21)               0.00
-------------------------------------  -------------  -------------------  ------------------  -----------------  --------------
         09/30/95                          14.14            0.07                 (1.88)             (1.81)               0.00
-------------------------------------  -------------  -------------------  ------------------  -----------------  --------------
         09/30/94                          10.32            0.08                  3.74               3.82                0.00
-------------------------------------  -------------  -------------------  ------------------  -----------------  --------------
  Class B
         12/31/98 (a)                       5.01            0.09(b)              (0.02)(b)           0.07               (0.12)
-------------------------------------  -------------  -------------------  ------------------  -----------------  --------------
         06/30/98                           8.42           (0.01)(b)             (3.40)(b)          (3.41)               0.00
-------------------------------------  -------------  -------------------  ------------------  -----------------  --------------
         10/01/96-06/30/97                 11.62            0.00                 (3.03)             (3.03)               0.00
-------------------------------------  -------------  -------------------  ------------------  -----------------  --------------
         09/30/96                          11.90           (0.03)                (0.25)             (0.28)               0.00
-------------------------------------  -------------  -------------------  ------------------  -----------------  --------------
         06/15/95-09/30/95                 11.61           (0.01)                 0.30               0.29                0.00
-------------------------------------  -------------  -------------------  ------------------  -----------------  --------------
  Class C
         12/31/98 (a)                       5.00            0.09(b)              (0.02)(b)           0.07               (0.14)
-------------------------------------  -------------  -------------------  ------------------  -----------------  --------------
         06/30/98                           8.43            0.00(b)              (3.43)(b)          (3.43)               0.00
-------------------------------------  -------------  -------------------  ------------------  -----------------  --------------
         10/01/96-06/30/97                 11.62           (0.03)                (2.99)             (3.02)               0.00
-------------------------------------  -------------  -------------------  ------------------  -----------------  --------------
         09/30/96                          11.90           (0.07)                (0.21)             (0.28)               0.00
-------------------------------------  -------------  -------------------  ------------------  -----------------  --------------
         09/30/95                          13.75           (0.02)                (1.83)             (1.85)               0.00
-------------------------------------  -------------  -------------------  ------------------  -----------------  --------------
         09/30/94                          10.11           (0.02)                 3.66               3.64                0.00
-------------------------------------  -------------  -------------------  ------------------  -----------------  --------------

Balanced Fund
  Class A
         12/31/98 (a)                  $   12.11      $     0.15(b)        $      0.14(b)      $     0.29         $     (0.14)
-------------------------------------  -------------  -------------------  ------------------  -----------------  --------------
         06/30/98                          11.40            0.29(b)               1.81(b)            2.10               (0.30)
-------------------------------------  -------------  -------------------  ------------------  -----------------  --------------
         01/20/97-06/30/97                 10.77            0.21                  0.58               0.79               (0.16)
-------------------------------------  -------------  -------------------  ------------------  -----------------  --------------
  Class B
         12/31/98 (a)                      12.07            0.10(b)               0.14(b)            0.24               (0.12)
-------------------------------------  -------------  -------------------  ------------------  -----------------  --------------
         06/30/98                          11.39            0.20(b)               1.82(b)            2.02               (0.25)
-------------------------------------  -------------  -------------------  ------------------  -----------------  --------------
         01/20/97-06/30/97                 10.77            0.19                  0.58               0.77               (0.15)
-------------------------------------  -------------  -------------------  ------------------  -----------------  --------------
  Class C
         12/31/98 (a)                      12.07            0.10(b)               0.15(b)            0.25               (0.12)
-------------------------------------  -------------  -------------------  ------------------  -----------------  --------------
         06/30/98                          11.39            0.20(b)               1.82(b)            2.02               (0.25)
-------------------------------------  -------------  -------------------  ------------------  -----------------  --------------
         01/20/97-06/30/97                 10.77            0.18                  0.58               0.76               (0.14)
-------------------------------------  -------------  -------------------  ------------------  -----------------  --------------

* Annualized
(a) Unaudited
(b) Per share amounts based on average number of shares outstanding during the period.
(c) Ratio of expenses to average net assets excluding overdraft expense is 1.32%.
(d) Ratio of expenses to average net assets excluding overdraft expense is 2.05%.
(e) Ratio of expenses to average net assets excluding overdraft expense is 2.05%.
(f) Ratio of expenses to average net assets excluding overdraft expense is 1.26%.
(g) Ratio of expenses to average net assets excluding overdraft expense is 2.06%.
(h) Ratio of expenses to average net assets excluding overdraft expense is 2.06%.


64  See accompanying notes

                                                            Distributions
                                        Distributions       in Excess of
Selected Per Share Data for the Year    from Net Realized   of Net Realized                          Net Asset Value
or Period Ended:                        Capital Gains       Capital Gains       Total Distributions  End of Period
                                        ------------------  ------------------  -------------------  -------------------
Innovation Fund
  Class A
         12/31/98 (a)                  $   (1.08)           $    (0.18)         $     (1.26)         $    30.38
-------------------------------------  -------------------  ------------------  -------------------  -------------------
         06/30/98                          (0.99)                (0.18)               (1.17)              24.28
-------------------------------------  -------------------  ------------------  -------------------  -------------------
         10/01/96-06/30/97                 (0.26)                 0.00                (0.26)              17.43
-------------------------------------  -------------------  ------------------  -------------------  -------------------
         09/30/96                          (0.35)                 0.00                (0.35)              17.26
-------------------------------------  -------------------  ------------------  -------------------  -------------------
         12/22/94-09/30/95                  0.00                  0.00                 0.00               14.74
-------------------------------------  -------------------  ------------------  -------------------  -------------------
  Class B
         12/31/98 (a)                      (1.08)                (0.18)               (1.26)              29.37
-------------------------------------  -------------------  ------------------  -------------------  -------------------
         06/30/98                          (0.99)                (0.18)               (1.17)              23.60
-------------------------------------  -------------------  ------------------  -------------------  -------------------
         10/01/96-06/30/97                 (0.26)                 0.00                (0.26)              17.10
-------------------------------------  -------------------  ------------------  -------------------  -------------------
         09/30/96                          (0.35)                 0.00                (0.35)              17.04
-------------------------------------  -------------------  ------------------  -------------------  -------------------
         05/22/95-09/30/95                  0.00                  0.00                 0.00               14.66
-------------------------------------  -------------------  ------------------  -------------------  -------------------
  Class C
         12/31/98 (a)                      (1.08)                (0.18)               (1.26)              29.37
-------------------------------------  -------------------  ------------------  -------------------  -------------------
         06/30/98                          (0.99)                (0.18)               (1.17)              23.59
-------------------------------------  -------------------  ------------------  -------------------  -------------------
         10/01/96-06/30/97                 (0.26)                 0.00                (0.26)              17.09
-------------------------------------  -------------------  ------------------  -------------------  -------------------
         09/30/96                          (0.35)                 0.00                (0.35)              17.04
-------------------------------------  -------------------  ------------------  -------------------  -------------------
         12/22/94-09/30/95                  0.00                  0.00                 0.00               14.65
-------------------------------------  -------------------  ------------------  -------------------  -------------------

Precious Metals Fund
  Class A
         12/31/98 (a)                  $    0.00            $     0.00          $     (0.11)         $     5.31
-------------------------------------  -------------------  ------------------  -------------------  -------------------
         06/30/98                           0.00                  0.00                 0.00                5.33
-------------------------------------  -------------------  ------------------  -------------------  -------------------
         10/01/96-06/30/97                  0.00                 (0.17)               (0.17)               8.83
-------------------------------------  -------------------  ------------------  -------------------  -------------------
         09/30/96                           0.00                  0.00                 0.00               12.12
-------------------------------------  -------------------  ------------------  -------------------  -------------------
         09/30/95                           0.00                  0.00                 0.00               12.33
-------------------------------------  -------------------  ------------------  -------------------  -------------------
         09/30/94                           0.00                  0.00                 0.00               14.14
-------------------------------------  -------------------  ------------------  -------------------  -------------------
  Class B
         12/31/98 (a)                       0.00                  0.00                (0.12)               4.96
-------------------------------------  -------------------  ------------------  -------------------  -------------------
         06/30/98                           0.00                  0.00                 0.00                5.01
-------------------------------------  -------------------  ------------------  -------------------  -------------------
         10/01/96-06/30/97                  0.00                 (0.17)               (0.17)               8.42
-------------------------------------  -------------------  ------------------  -------------------  -------------------
         09/30/96                           0.00                  0.00                 0.00               11.62
-------------------------------------  -------------------  ------------------  -------------------  -------------------
         06/15/95-09/30/95                  0.00                  0.00                 0.00               11.90
-------------------------------------  -------------------  ------------------  -------------------  -------------------
  Class C
         12/31/98 (a)                       0.00                  0.00                (0.14)               4.93
-------------------------------------  -------------------  ------------------  -------------------  -------------------
         06/30/98                           0.00                  0.00                 0.00                5.00
-------------------------------------  -------------------  ------------------  -------------------  -------------------
         10/01/96-06/30/97                  0.00                 (0.17)               (0.17)               8.43
-------------------------------------  -------------------  ------------------  -------------------  -------------------
         09/30/96                           0.00                  0.00                 0.00               11.62
-------------------------------------  -------------------  ------------------  -------------------  -------------------
         09/30/95                           0.00                  0.00                 0.00               11.90
-------------------------------------  -------------------  ------------------  -------------------  -------------------
         09/30/94                           0.00                  0.00                 0.00               13.75
-------------------------------------  -------------------  ------------------  -------------------  -------------------
Balanced Fund
  Class A
         12/31/98 (a)                  $   (1.64)                 0.00          $     (1.78)         $    10.62
-------------------------------------  -------------------  ------------------  -------------------  -------------------
         06/30/98                          (1.09)                 0.00                (1.39)              12.11
-------------------------------------  -------------------  ------------------  -------------------  -------------------
         01/20/97-06/30/97                  0.00                  0.00                (0.16)              11.40
-------------------------------------  -------------------  ------------------  -------------------  -------------------
  Class B
         12/31/98 (a)                      (1.64)                 0.00                (1.76)              10.55
-------------------------------------  -------------------  ------------------  -------------------  -------------------
         06/30/98                          (1.09)                 0.00                (1.34)              12.07
-------------------------------------  -------------------  ------------------  -------------------  -------------------
         01/20/97-06/30/97                  0.00                  0.00                (0.15)              11.39
-------------------------------------  -------------------  ------------------  -------------------  -------------------
  Class C
         12/31/98 (a)                      (1.64)                 0.00                (1.76)              10.56
-------------------------------------  -------------------  ------------------  -------------------  -------------------
         06/30/98                          (1.09)                 0.00                (1.34)              12.07
-------------------------------------  -------------------  ------------------  -------------------  -------------------
         01/20/97-06/30/97                  0.00                  0.00                (0.14)              11.39
-------------------------------------  -------------------  ------------------  -------------------  -------------------
                                                                                              Ratio of
                                                                               Expenses       Income (Loss)
Selected Per Share Data for the Year                       Net Assets End      to Average     to Average     Portfolio
or Period Ended:                        Total Return       of Period (000s)    Net Assets     Net Assets     Turnover Rate
                                        -----------------  ------------------  -------------  -------------  -------------------
Innovation Fund
  Class A
         12/31/98 (a)                          30.86%      $      140,497             1.31%*       (0.93)%*           60%
--------------------------------------  -----------------  ------------------  -------------  -------------  -------------------
         06/30/98                              48.10               85,800             1.31         (0.94)            100
--------------------------------------  -----------------  ------------------  -------------  -------------  -------------------
         10/01/96-06/30/97                      2.41               56,215             1.28*        (0.68)*            80
--------------------------------------  -----------------  ------------------  -------------  -------------  -------------------
         09/30/96                              19.86               50,067             1.31         (0.61)            123
--------------------------------------  -----------------  ------------------  -------------  -------------  -------------------
         12/22/94-09/30/95                     47.40               28,239             1.40*        (0.60)*            86
--------------------------------------  -----------------  ------------------  -------------  -------------  -------------------
  Class B
         12/31/98 (a)                          30.35              147,112             2.05*        (1.69)*            60
--------------------------------------  -----------------  ------------------  -------------  -------------  -------------------
         06/30/98                              46.95               81,130             2.06         (1.69)            100
--------------------------------------  -----------------  ------------------  -------------  -------------  -------------------
         10/01/96-06/30/97                      1.79               51,472             2.03*        (1.43)*            80
--------------------------------------  -----------------  ------------------  -------------  -------------  -------------------
         09/30/96                              18.99               33,778             2.06         (1.36)            123
--------------------------------------  -----------------  ------------------  -------------  -------------  -------------------
         05/22/95-09/30/95                     24.10                6,509             2.30*        (1.70)*            86
--------------------------------------  -----------------  ------------------  -------------  -------------  -------------------
  Class C
         12/31/98 (a)                          30.41              331,705             2.06*        (1.69)*            60
--------------------------------------  -----------------  ------------------  -------------  -------------  -------------------
         06/30/98                              46.97              219,258             2.06         (1.69)            100
--------------------------------------  -----------------  ------------------  -------------  -------------  -------------------
         10/01/96-06/30/97                      1.73              162,889             2.03*        (1.43)*            80
--------------------------------------  -----------------  ------------------  -------------  -------------  -------------------
         09/30/96                              19.08              137,752             2.06         (1.36)            123
--------------------------------------  -----------------  ------------------  -------------  -------------  -------------------
         12/22/94-09/30/95                     46.50               63,952             2.20*        (1.40)*            86
--------------------------------------  -----------------  ------------------  -------------  -------------  -------------------

Precious Metals Fund
  Class A
         12/31/98 (a)                           1.80%     $         3,576             1.45%*(c)     3.77%*            35%
--------------------------------------  -----------------  ------------------  -------------  -------------  -------------------
         06/30/98                             (39.64)               4,709             1.31(f)       0.70              56
--------------------------------------  -----------------  ------------------  -------------  -------------  -------------------
         10/01/96-06/30/97                    (26.05)               4,016             1.37*         0.33*             46
--------------------------------------  -----------------  ------------------  -------------  -------------  -------------------
         09/30/96                              (1.70)               6,245             1.32          0.19              35
--------------------------------------  -----------------  ------------------  -------------  -------------  -------------------
         09/30/95                             (12.80)               7,670             1.40          0.60               9
--------------------------------------  -----------------  ------------------  -------------  -------------  -------------------
         09/30/94                              37.00               11,229             1.30          0.60              11
--------------------------------------  -----------------  ------------------  -------------  -------------  -------------------
  Class B
         12/31/98 (a)                           1.50                3,974             2.13*(d)      3.33*             35
--------------------------------------  -----------------  ------------------  -------------  -------------  -------------------
         06/30/98                             (40.50)               3,889             2.11(g)      (0.07)             56
--------------------------------------  -----------------  ------------------  -------------  -------------  -------------------
         10/01/96-06/30/97                    (26.40)               4,248             2.13*        (0.33)*            46
--------------------------------------  -----------------  ------------------  -------------  -------------  -------------------
         09/30/96                              (2.35)               2,218             2.07         (0.56)             35
--------------------------------------  -----------------  ------------------  -------------  -------------  -------------------
         06/15/95-09/30/95                      2.50                  251             2.20*        (0.20)*             9
--------------------------------------  -----------------  ------------------  -------------  -------------  -------------------
  Class C
         12/31/98 (a)                           1.50               15,167             2.15*(e)      3.50*             35
--------------------------------------  -----------------  ------------------  -------------  -------------  -------------------
         06/30/98                             (40.69)              16,943             2.11(h)      (0.07)             56
--------------------------------------  -----------------  ------------------  -------------  -------------  -------------------
         10/01/96-06/30/97                    (26.31)              25,113             2.15*        (0.41)*            46
--------------------------------------  -----------------  ------------------  -------------  -------------  -------------------
         09/30/96                              (2.35)              37,609             2.07         (0.56)             35
--------------------------------------  -----------------  ------------------  -------------  -------------  -------------------
         09/30/95                             (13.50)              42,341             2.20         (0.20)              9
--------------------------------------  -----------------  ------------------  -------------  -------------  -------------------
         09/30/94                              36.00               62,825             2.10         (0.20)             11
--------------------------------------  -----------------  ------------------  -------------  -------------  -------------------

Balanced Fund
  Class A
         12/31/98 (a)                           2.93%            $  9,161             1.11%*        2.57%*           100%
--------------------------------------  -----------------  ------------------  -------------  -------------  -------------------
         06/30/98                              19.40                9,586             1.12          2.47             186
--------------------------------------  -----------------  ------------------  -------------  -------------  -------------------
         01/20/97-06/30/97                      7.42                  366             1.15*         3.01*            199
--------------------------------------  -----------------  ------------------  -------------  -------------  -------------------
  Class B
         12/31/98 (a)                           2.48               11,901             1.85*         1.82*            100
--------------------------------------  -----------------  ------------------  -------------  -------------  -------------------
         06/30/98                              18.59                8,977             1.86          1.71             186
--------------------------------------  -----------------  ------------------  -------------  -------------  -------------------
         01/20/97-06/30/97                      7.15                1,124             1.90*         2.28*            199
--------------------------------------  -----------------  ------------------  -------------  -------------  -------------------
  Class C
         12/31/98 (a)                           2.59               11,763             1.86*         1.83*            100
--------------------------------------  -----------------  ------------------  -------------  -------------  -------------------
         06/30/98                              18.59                8,469             1.86          1.71             186
--------------------------------------  -----------------  ------------------  -------------  -------------  -------------------
         01/20/97-06/30/97                      7.12                  921             1.90*         2.26*            199
--------------------------------------  -----------------  ------------------  -------------  -------------  -------------------

                                                      See accompanying notes  65

Statements of Assets and Liabilities
December 31, 1998 (Unaudited)

                                                                                                                       Capital
                                                         Equity                        Renaissance     Tax-Efficient   Appreciation
Amounts in thousands, except per share amounts           Income Fund    Value Fund     Fund            Equity Fund     Fund
                                                         ---------------------------------------------------------------------------
Assets:
Investments, at value                                     $   197,053    $   243,923    $   639,912     $    13,731     $ 1,144,935
------------------------------------------------------------------------------------------------------------------------------------
Cash and foreign currency                                           0              0            271               0               0
------------------------------------------------------------------------------------------------------------------------------------
Receivable for investments and foreign currency sold            3,863              0            937              29          10,602
------------------------------------------------------------------------------------------------------------------------------------
Receivable for Fund shares sold                                   313            266          1,566             215           1,662
------------------------------------------------------------------------------------------------------------------------------------
Interest and dividends receivable                                 645            588            772              11           1,345
------------------------------------------------------------------------------------------------------------------------------------
Other assets                                                       63              0              2               0               0
------------------------------------------------------------------------------------------------------------------------------------
                                                              201,937        244,777        643,460          13,986       1,158,544
====================================================================================================================================

Liabilities:
Payable for investments and foreign currency purchased    $       607    $         8    $     4,715     $       716     $    11,701
------------------------------------------------------------------------------------------------------------------------------------
Written options outstanding                                         0              0             72               0               0
------------------------------------------------------------------------------------------------------------------------------------
Payable for Fund shares redeemed                                  832            279          2,042               0           1,483
------------------------------------------------------------------------------------------------------------------------------------
Dividends payable                                                   0              0              0               0               0
------------------------------------------------------------------------------------------------------------------------------------
Accrued investment advisory fee                                    85             99            339               5             471
------------------------------------------------------------------------------------------------------------------------------------
Accrued administration fee                                         55             74            226               4             292
------------------------------------------------------------------------------------------------------------------------------------
Accrued distribution fee                                           29             80            367               4              88
------------------------------------------------------------------------------------------------------------------------------------
Accrued servicing fee                                              16             34            141               3              93
------------------------------------------------------------------------------------------------------------------------------------
Variation margin payable                                            0              0              0               0               0
------------------------------------------------------------------------------------------------------------------------------------
                                                                1,624            574          7,902             732          14,128
====================================================================================================================================

Net Assets                                                $   200,313    $   244,203    $   635,558     $    13,254     $ 1,144,416
====================================================================================================================================

Net Assets Consist of:
Paid in capital                                           $   174,937    $   222,831    $   584,306     $    12,204     $   875,555
------------------------------------------------------------------------------------------------------------------------------------
Undistributed (overdistributed) net investment income           4,816          5,638         44,815              (1)            459
------------------------------------------------------------------------------------------------------------------------------------
Accumulated undistributed net realized gain (loss)              3,496            840       (110,128)            (96)         31,344
------------------------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)                     17,064         14,894        116,565           1,147         237,058
------------------------------------------------------------------------------------------------------------------------------------
                                                          $   200,313    $   244,203    $   635,558     $    13,254     $ 1,144,416
====================================================================================================================================

Net Assets:
Class A                                                   $    15,361    $    19,868    $    85,787     $     3,612     $    96,706
------------------------------------------------------------------------------------------------------------------------------------
Class B                                                        18,417         34,705        116,449           2,727          50,845
------------------------------------------------------------------------------------------------------------------------------------
Class C                                                        24,222         82,845        432,876           5,733          80,709
------------------------------------------------------------------------------------------------------------------------------------
Other Classes                                                 142,313        106,785            446           1,182         916,156
------------------------------------------------------------------------------------------------------------------------------------

Shares Issued and Outstanding:
Class A                                                         1,077          1,420          5,236             343           3,896
------------------------------------------------------------------------------------------------------------------------------------
Class B                                                         1,297          2,484          7,171             260           2,070
------------------------------------------------------------------------------------------------------------------------------------
Class C                                                         1,703          5,931         26,777             547           3,282
------------------------------------------------------------------------------------------------------------------------------------

Net Asset Value and Redemption Price*
         Per Share (Net Assets Per Share Outstanding):
Class A                                                   $     14.27    $     13.99    $     16.38     $     10.53     $     24.82
------------------------------------------------------------------------------------------------------------------------------------
Class B                                                         14.20          13.97          16.24           10.49           24.57
------------------------------------------------------------------------------------------------------------------------------------
Class C                                                         14.23          13.97          16.17           10.49           24.59
------------------------------------------------------------------------------------------------------------------------------------

Cost of Investments Owned                                 $   179,989    $   229,029    $   523,408     $    12,584     $   907,877
====================================================================================================================================
Cost of Foreign Currency Held                             $         0    $         0    $         0     $         0     $         0
====================================================================================================================================

With respect to the Retail Classes, the redemption price varies by the length of time the shares are held.


66 See accompanying notes

                                                                                       Mid-Cap                         Small-Cap
Amounts in thousands, except per share amounts        Growth Fund     Value 25 Fund    Growth Fund     Target Fund     Value Fund
                                                      ------------------------------------------------------------------------------
Assets:
Investments, at value                                  $  2,254,587    $     1,942     $   977,556     $ 1,114,161     $   402,272
------------------------------------------------------------------------------------------------------------------------------------
Cash and foreign currency                                        54              1              22             258             187
------------------------------------------------------------------------------------------------------------------------------------
Receivable for investments and foreign currency sold         11,109             12           3,920          31,571           2,314
------------------------------------------------------------------------------------------------------------------------------------
Receivable for Fund shares sold                               9,011             53           2,833           2,404           1,768
------------------------------------------------------------------------------------------------------------------------------------
Interest and dividends receivable                               728              5             619             445           1,026
------------------------------------------------------------------------------------------------------------------------------------
Other assets                                                      1              0               0               6               3
------------------------------------------------------------------------------------------------------------------------------------
                                                          2,275,490          2,013         984,950       1,148,845         407,570
====================================================================================================================================

Liabilities:
Payable for investments and foreign currency purchased $     26,073    $         0     $     9,322     $    20,688     $     3,947
------------------------------------------------------------------------------------------------------------------------------------
Written options outstanding                                       0              0               0               0               0
------------------------------------------------------------------------------------------------------------------------------------
Payable for Fund shares redeemed                              5,526              0           5,996           3,482           2,912
------------------------------------------------------------------------------------------------------------------------------------
Dividends payable                                                 0              0               0               0               0
------------------------------------------------------------------------------------------------------------------------------------
Accrued investment advisory fee                                 980              1             375             536             215
------------------------------------------------------------------------------------------------------------------------------------
Accrued administration fee                                      784              1             253             390             133
------------------------------------------------------------------------------------------------------------------------------------
Accrued distribution fee                                      1,339              1             152             635             153
------------------------------------------------------------------------------------------------------------------------------------
Accrued servicing fee                                           489              0              96             244              76
------------------------------------------------------------------------------------------------------------------------------------
Variation margin payable                                          0              0               0               0               0
------------------------------------------------------------------------------------------------------------------------------------
                                                             35,191               3          16,194          25,975          7,436
====================================================================================================================================

Net Assets                                             $  2,240,299    $     2,010     $   968,756     $  1,122,870     $  400,134
====================================================================================================================================

Net Assets Consist of:
Paid in capital                                        $  1,484,706    $     2,087     $   813,060     $   881,584     $   430,179
------------------------------------------------------------------------------------------------------------------------------------
Undistributed (overdistributed) net investment income        43,300             (1)             66          32,139           5,605
------------------------------------------------------------------------------------------------------------------------------------
Accumulated undistributed net realized gain (loss)           31,250           (118)        (23,083)        (23,674)        (18,599)
------------------------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)                  681,043             42         178,713         232,821         (17,051)
------------------------------------------------------------------------------------------------------------------------------------
                                                       $ 2,240,299     $     2,010     $   968,756     $ 1,122,870     $   400,134
====================================================================================================================================

Net Assets:
Class A                                                $    202,520    $       500     $   110,426     $   144,643     $    94,203
------------------------------------------------------------------------------------------------------------------------------------
Class B                                                     100,937            701          93,857          73,872         107,758
------------------------------------------------------------------------------------------------------------------------------------
Class C                                                   1,936,842            649         138,504         904,355         119,567
------------------------------------------------------------------------------------------------------------------------------------
Other Classes                                                     0            160         625,969               0          78,606
------------------------------------------------------------------------------------------------------------------------------------

Shares Issued and Outstanding:
Class A                                                       6,413             59           4,806           8,975           6,174
------------------------------------------------------------------------------------------------------------------------------------
Class B                                                       3,487             83           4,141           4,926           7,097
------------------------------------------------------------------------------------------------------------------------------------
Class C                                                      66,921             76           6,110          60,308           7,864
------------------------------------------------------------------------------------------------------------------------------------

Net Asset Value and Redemption Price*
         Per Share (Net Assets Per Share Outstanding):
Class A                                                $      31.58     $       8.48    $    22.97     $     16.12     $     15.26
------------------------------------------------------------------------------------------------------------------------------------
Class B                                                       28.95             8.47         22.67           15.00           15.18
------------------------------------------------------------------------------------------------------------------------------------
Class C                                                       28.94             8.49         22.67           15.00           15.20
------------------------------------------------------------------------------------------------------------------------------------

Cost of Investments Owned                              $  1,573,544     $      1,900    $  798,843     $   881,340     $   419,323
====================================================================================================================================
Cost of Foreign Currency Held                          $              0 $          0    $        0     $         0     $         0
====================================================================================================================================

                                                                          International
                                                          Opportunity     Developed       International   Emerging      Innovation
Amounts in thousands, except per share amounts            Fund            Fund            Fund            Markets Fund  Fund
                                                          --------------------------------------------------------------------------
Assets:
Investments, at value                                     $   525,908     $   125,534     $   144,735     $    20,287   $   641,306
------------------------------------------------------------------------------------------------------------------------------------
Cash and foreign currency                                       1,461           5,041           1,129               0             0
------------------------------------------------------------------------------------------------------------------------------------
Receivable for investments and foreign currency sold                0           1,188             398             748             0
------------------------------------------------------------------------------------------------------------------------------------
Receivable for Fund shares sold                                11,531             161             398              28        11,668
------------------------------------------------------------------------------------------------------------------------------------
Interest and dividends receivable                                  59             265             436              56            32
------------------------------------------------------------------------------------------------------------------------------------
Other assets                                                        2               0               4               0             7
------------------------------------------------------------------------------------------------------------------------------------
                                                              538,961         132,189         147,100          21,119       653,013
====================================================================================================================================

Liabilities:
Payable for investments and foreign currency purchased    $     1,091     $       230     $     5,985     $       512   $    21,767
------------------------------------------------------------------------------------------------------------------------------------
Written options outstanding                                     2,378               0               0               0         3,250
------------------------------------------------------------------------------------------------------------------------------------
Payable for Fund shares redeemed                               17,988             128           2,484             204         2,475
------------------------------------------------------------------------------------------------------------------------------------
Dividends payable                                                   0               0               0               0             0
------------------------------------------------------------------------------------------------------------------------------------
Accrued investment advisory fee                                   301              73              69              18           335
------------------------------------------------------------------------------------------------------------------------------------
Accrued administration fee                                        185              62              80              11           206
------------------------------------------------------------------------------------------------------------------------------------
Accrued distribution fee                                          249               5              81               1           298
------------------------------------------------------------------------------------------------------------------------------------
Accrued servicing fee                                             116               3              31               0           129
------------------------------------------------------------------------------------------------------------------------------------
Variation margin payable                                            0               0               0               0             0
------------------------------------------------------------------------------------------------------------------------------------
                                                               22,308             501           8,730             746        28,460
====================================================================================================================================

Net Assets                                                $   516,653     $   131,688     $   138,370     $    20,373   $   624,553
====================================================================================================================================

Net Assets Consist of:
Paid in capital                                           $   423,996     $   103,873     $   120,286     $    41,317   $   357,052
------------------------------------------------------------------------------------------------------------------------------------
Undistributed (overdistributed) net investment income          (3,902)           (134)         (1,288)              8        (3,276
------------------------------------------------------------------------------------------------------------------------------------
Accumulated undistributed net realized gain (loss)            (59,366)          1,771           2,010         (15,566)       33,127
------------------------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)                    155,925          26,178          17,362          (5,386)      237,650
------------------------------------------------------------------------------------------------------------------------------------
                                                          $   516,653     $   131,688     $   138,370    $     20,373   $   624,553
====================================================================================================================================

Net Assets:
Class A                                                   $   144,001     $     1,494     $     8,659     $       408   $   140,497
------------------------------------------------------------------------------------------------------------------------------------
Class B                                                             0           2,698           8,393             235       147,112
------------------------------------------------------------------------------------------------------------------------------------
Class C                                                       372,652           6,034         110,172             711       331,705
------------------------------------------------------------------------------------------------------------------------------------
Other Classes                                                       0         121,462          11,146          19,019         5,239
------------------------------------------------------------------------------------------------------------------------------------

Shares Issued and Outstanding:
Class A                                                         5,991             106             730              49         4,626
------------------------------------------------------------------------------------------------------------------------------------
Class B                                                             0             195             763              28         5,008
------------------------------------------------------------------------------------------------------------------------------------
Class C                                                        17,195             436          10,024              86        11,294
------------------------------------------------------------------------------------------------------------------------------------

Net Asset Value and Redemption Price*
         Per Share (Net Assets Per Share Outstanding):
Class A                                                   $     24.04     $     14.01     $     11.87     $      8.39   $     30.38
------------------------------------------------------------------------------------------------------------------------------------
Class B                                                          0.00           13.83           11.00            8.32         29.37
------------------------------------------------------------------------------------------------------------------------------------
Class C                                                         21.67           13.84           10.99            8.32         29.37
------------------------------------------------------------------------------------------------------------------------------------

Cost of Investments Owned                                 $   368,805     $    99,644     $   127,288     $    25,673   $   400,729
====================================================================================================================================
Cost of Foreign Currency Held                             $         0     $     4,770     $     2,257     $       504   $         0
====================================================================================================================================

                                                         Precious
Amounts in thousands, except per share amounts           Metals Fund    Balanced Fund
                                                         -------------------------------
Assets:
Investments, at value                                   $    19,637     $    81,662
----------------------------------------------------------------------------------------
Cash and foreign currency                                        91               0
----------------------------------------------------------------------------------------
Receivable for investments and foreign currency sold             29           2,248
----------------------------------------------------------------------------------------
Receivable for Fund shares sold                               3,279             102
----------------------------------------------------------------------------------------
Interest and dividends receivable                                58             326
----------------------------------------------------------------------------------------
Other assets                                                      0               0
----------------------------------------------------------------------------------------
                                                             23,094          84,338
========================================================================================

Liabilities:
Payable for investments and foreign currency purchased  $        95     $    13,373
----------------------------------------------------------------------------------------
Written options outstanding                                       0               1
----------------------------------------------------------------------------------------
Payable for Fund shares redeemed                                236              50
----------------------------------------------------------------------------------------
Dividends payable                                                 8               0
----------------------------------------------------------------------------------------
Accrued investment advisory fee                                  12              29
----------------------------------------------------------------------------------------
Accrued administration fee                                        9              21
----------------------------------------------------------------------------------------
Accrued distribution fee                                         12              16
----------------------------------------------------------------------------------------
Accrued servicing fee                                             5               7
----------------------------------------------------------------------------------------
Variation margin payable                                          0               2
----------------------------------------------------------------------------------------
                                                                377          13,499
========================================================================================

Net Assets                                              $    22,717     $    70,839
========================================================================================

Net Assets Consist of:
Paid in capital                                         $    40,955     $    63,815
----------------------------------------------------------------------------------------
Undistributed (overdistributed) net investment income          (111)          2,623
----------------------------------------------------------------------------------------
Accumulated undistributed net realized gain (loss)          (12,872)         (1,493)
----------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)                   (5,255)          5,894
----------------------------------------------------------------------------------------
                                                        $    22,717     $    70,839
----------------------------------------------------------------------------------------

Net Assets:
Class A                                                 $     3,576     $     9,161
----------------------------------------------------------------------------------------
Class B                                                       3,974          11,901
----------------------------------------------------------------------------------------
Class C                                                      15,167          11,763
----------------------------------------------------------------------------------------
Other Classes                                                     0          38,014
----------------------------------------------------------------------------------------

Shares Issued and Outstanding:
Class A                                                         674             862
----------------------------------------------------------------------------------------
Class B                                                         803           1,128
----------------------------------------------------------------------------------------
Class C                                                       3,076           1,115
----------------------------------------------------------------------------------------

Net Asset Value and Redemption Price*
         Per Share (Net Assets Per Share Outstanding):
Class A                                                 $      5.31     $     10.62
----------------------------------------------------------------------------------------
Class B                                                        4.96           10.55
----------------------------------------------------------------------------------------
Class C                                                        4.93           10.56
----------------------------------------------------------------------------------------

Cost of Investments Owned                               $    24,896     $    75,744
========================================================================================
Cost of Foreign Currency Held                           $        79     $         0
========================================================================================


                                                       See accompanying notes 67

Statements of Operations
For the six months ended December 31, 1998 (Unaudited)

                                                        Equity                      Renaissance   Tax-Efficient
Amounts in thousands                                    Income Fund   Value Fund    Fund          Equity Fund
                                                        -----------------------------------------------------
Investment Income:

Dividends, net of foreign taxes                         $   3,371     $   2,805     $   3,641     $      38
-------------------------------------------------------------------------------------------------------------
Interest                                                      151           137           581             6
-------------------------------------------------------------------------------------------------------------
     Total Income                                           3,522         2,942         4,222            44
-------------------------------------------------------------------------------------------------------------

Expenses:

Investment advisory fees                                      448           523         1,870            13
-------------------------------------------------------------------------------------------------------------
Administration fees                                           290           393         1,246            12
-------------------------------------------------------------------------------------------------------------
Distribution fees - Class B                                    61           128           400             5
-------------------------------------------------------------------------------------------------------------
Distribution fees - Class C                                    87           306         1,619             8
-------------------------------------------------------------------------------------------------------------
Servicing fees - Class A                                       18            25           105             2
-------------------------------------------------------------------------------------------------------------
Servicing fees - Class B                                       21            42           133             2
-------------------------------------------------------------------------------------------------------------
Servicing fees - Class C                                       29           102           539             2
-------------------------------------------------------------------------------------------------------------
Distribution and/or servicing fees - Other Classes             13            16             0             1
-------------------------------------------------------------------------------------------------------------
Trustees' fees                                                  7             9            23             0
-------------------------------------------------------------------------------------------------------------
Miscellaneous                                                   0             0             6             0
-------------------------------------------------------------------------------------------------------------
         Total Expenses                                       974         1,544         5,941            45
-------------------------------------------------------------------------------------------------------------

Net Investment Income (Loss)                                2,548         1,398        (1,719)           (1)
-------------------------------------------------------------------------------------------------------------

Net Realized and Unrealized Gain (Loss):

Net realized gain (loss) on investments                    11,693        12,336       (60,991)          (96)
-------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on
  futures contracts and written options                         0             0          (642)            0
-------------------------------------------------------------------------------------------------------------
Net realized gain (loss)
  on foreign currency transactions                              0             0             0             0
-------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation
  depreciation) on investments                            (11,187)      (10,947)       51,051         1,147
-------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)
  on futures contracts and written options                      0             0           (16)            0
-------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)
  on translation of assets and liabilities
  denominated in foreign currencies                             0             0             0             0
-------------------------------------------------------------------------------------------------------------

     Net Gain (Loss)                                          506         1,389       (10,598)        1,051
-------------------------------------------------------------------------------------------------------------

Net Increase (Decrease) in
         Assets Resulting from Operations               $   3,054     $   2,787     $ (12,317)    $   1,050
-------------------------------------------------------------------------------------------------------------

                                                        Capital
                                                        Appreciation
                                                        Fund          Growth Fund   Value 25 Fund
---------------------------------------------------------------------------------------------------
Investment Income:

Dividends, net of foreign taxes                         $   7,094     $   5,941     $      13
---------------------------------------------------------------------------------------------------
Interest                                                    1,122         1,769             2
---------------------------------------------------------------------------------------------------
         Total Income                                       8,216         7,710            15
---------------------------------------------------------------------------------------------------

Expenses:

Investment advisory fees                                    2,564         5,034             3
---------------------------------------------------------------------------------------------------
Administration fees                                         1,577         4,027             2
---------------------------------------------------------------------------------------------------
Distribution fees - Class B                                   169           311             1
---------------------------------------------------------------------------------------------------
Distribution fees - Class C                                   274         6,594             2
---------------------------------------------------------------------------------------------------
Servicing fees - Class A                                      107           215             0
---------------------------------------------------------------------------------------------------
Servicing fees - Class B                                       57           104             0
---------------------------------------------------------------------------------------------------
Servicing fees - Class C                                       91         2,198             0
---------------------------------------------------------------------------------------------------
Distribution and/or servicing fees - Other Classes            235             0             0
---------------------------------------------------------------------------------------------------
Trustees' fees                                                 40            72             0
---------------------------------------------------------------------------------------------------
Miscellaneous                                                   0             2             0
---------------------------------------------------------------------------------------------------
         Total Expenses                                     5,114        18,557             8
---------------------------------------------------------------------------------------------------

Net Investment Income (Loss)                                3,102       (10,847)            7
---------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss):

Net realized gain (loss) on investments                    33,019       122,671          (118)
---------------------------------------------------------------------------------------------------
Net realized gain (loss) on
  futures contracts and written options                         0         1,267             0
---------------------------------------------------------------------------------------------------
Net realized gain (loss)
  on foreign currency transactions
                                                                0             0             0
---------------------------------------------------------------------------------------------------
Net change in unrealized appreciation
  (depreciation) on investments                           (12,629)       77,094            42
---------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)
  on futures contracts and written options                      0             0             0
---------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)
  on translation of assets and liabilities
  denominated in foreign currencies                             0             0             0
---------------------------------------------------------------------------------------------------

         Net Gain (Loss)                                   20,390       201,032           (76)
---------------------------------------------------------------------------------------------------

Net Increase (Decrease) in
         Assets Resulting from Operations               $  23,492     $ 190,185     $     (69)
---------------------------------------------------------------------------------------------------


68 See accompanying notes


                                                                                                               International
                                                       Mid-Cap                     Small-Cap     Opportunity   Developed
                                                       Growth Fund   Target Fund   Value Fund    Fund          Fund
                                                       ----------------------------------------------------------------------
Investment Income:

Dividends, net of foreign taxes                        $   3,419     $   2,356     $   4,833     $     243     $     492
-----------------------------------------------------------------------------------------------------------------------------
Interest                                                   1,443         1,844           408           831           169
-----------------------------------------------------------------------------------------------------------------------------
         Total Income                                      4,862         4,200         5,241         1,074           661
-----------------------------------------------------------------------------------------------------------------------------

Expenses:

Investment advisory fees                                   1,843         2,921         1,119         1,748           386
-----------------------------------------------------------------------------------------------------------------------------
Administration fees                                        1,255         2,124           696         1,075           331
-----------------------------------------------------------------------------------------------------------------------------
Distribution fees - Class B                                  316           259           392             0            11
-----------------------------------------------------------------------------------------------------------------------------
Distribution fees - Class C                                  489         3,195           447         1,456            24
-----------------------------------------------------------------------------------------------------------------------------
Servicing fees - Class A                                     116           176           104           187             4
-----------------------------------------------------------------------------------------------------------------------------
Servicing fees - Class B                                     106            86           131             0             3
-----------------------------------------------------------------------------------------------------------------------------
Servicing fees - Class C                                     163         1,065           149           485             8
-----------------------------------------------------------------------------------------------------------------------------
Distribution and/or servicing fees - Other Classes           108             0            17             0             8
-----------------------------------------------------------------------------------------------------------------------------
Trustees' fees                                                28            40            13            22             5
-----------------------------------------------------------------------------------------------------------------------------
Miscellaneous                                                  0             8             0             3            10
-----------------------------------------------------------------------------------------------------------------------------
         Total Expenses                                    4,424         9,874         3,068         4,976           790
-----------------------------------------------------------------------------------------------------------------------------

Net Investment Income (Loss)                                 438        (5,674)            2        (3,902)         (129)
-----------------------------------------------------------------------------------------------------------------------------

Net Realized and Unrealized Gain (Loss):

Net realized gain (loss) on investments                  (22,826)       13,614       (13,324)      (59,950)        4,204
-----------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on
         futures contracts and written options                 0         1,262             0           793          (117)
-----------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss)
         on foreign currency transactions                      0             0             0             0        (1,181)
-----------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation
         (depreciation) on investments                    38,989        38,988       (24,115)       14,392        (1,566)
-----------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)
         on futures contracts and written options              0             0             0        (1,177)         (296)
-----------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)
         on translation of assets and liabilities
         denominated in foreign currencies                     0             0             0             0           801
-----------------------------------------------------------------------------------------------------------------------------

         Net Gain (Loss)                                  16,163        53,864       (37,439)      (45,942)        1,845
-----------------------------------------------------------------------------------------------------------------------------

Net Increase (Decrease) in
         Assets Resulting from Operations              $  16,601     $  48,190     $ (35,266)    $ (49,844)    $   1,716
-----------------------------------------------------------------------------------------------------------------------------

                                                        International Emerging      Innovation    Precious
                                                        Fund          Markets Fund  Fund          Metals Fund   Balanced Fund
                                                        ---------------------------------------------------------------------
Investment Income:

Dividends, net of foreign taxes                         $     598     $     270     $      73     $     558     $     388
-----------------------------------------------------------------------------------------------------------------------------
Interest                                                       46            28           773            91           870
-----------------------------------------------------------------------------------------------------------------------------
         Total Income                                         644           298           846           649         1,258
-----------------------------------------------------------------------------------------------------------------------------

Expenses:

Investment advisory fees                                      386           102         1,419            70           155
-----------------------------------------------------------------------------------------------------------------------------
Administration fees                                           456            61           873            53           109
-----------------------------------------------------------------------------------------------------------------------------
Distribution fees - Class B                                    32             1           364            16            38
-----------------------------------------------------------------------------------------------------------------------------
Distribution fees - Class C                                   440             3           907            56            38
-----------------------------------------------------------------------------------------------------------------------------
Servicing fees - Class A                                       16             1           120             5            12
-----------------------------------------------------------------------------------------------------------------------------
Servicing fees - Class B                                       11             0           121             5            13
-----------------------------------------------------------------------------------------------------------------------------
Servicing fees - Class C                                      147             1           303            19            13
-----------------------------------------------------------------------------------------------------------------------------
Distribution and/or servicing fees - Other Classes              2             2             2             0             0
-----------------------------------------------------------------------------------------------------------------------------
Trustees' fees                                                  5             1            13             1             2
-----------------------------------------------------------------------------------------------------------------------------
Miscellaneous                                                  99             6             0            11             0
-----------------------------------------------------------------------------------------------------------------------------
         Total Expenses                                     1,594           178         4,122           236           380
-----------------------------------------------------------------------------------------------------------------------------

Net Investment Income (Loss)                                 (950)          120        (3,276)          413           878
-----------------------------------------------------------------------------------------------------------------------------

Net Realized and Unrealized Gain (Loss):

Net realized gain (loss) on investments                     6,621        (2,300)       58,761        (3,792)        1,086
-----------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on
         futures contracts and written options                  0             0        (2,080)            0           623
-----------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss)
         on foreign currency transactions                    (628)           (9)            0             0             0
-----------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation
         (depreciation) on investments                    (14,025)       (2,523)       83,889         4,935          (475)
-----------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)
         on futures contracts and written options               0             0        (2,602)            0          (131)
-----------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)
         on translation of assets and liabilities
         denominated in foreign currencies                    (44)            4             0             4             0
-----------------------------------------------------------------------------------------------------------------------------

         Net Gain (Loss)                                   (8,076)       (4,828)      137,968         1,147         1,103
-----------------------------------------------------------------------------------------------------------------------------

Net Increase (Decrease) in
         Assets Resulting from Operations               $  (9,026)    $  (4,708)    $ 134,692     $   1,560     $   1,981
-----------------------------------------------------------------------------------------------------------------------------


                                                       See accompanying notes 69

Statements of Changes in Net Assets


Amounts in thousands                                            Equity Income Fund                           Value Fund
                                                                --------------------------------------------------------------------

                                                                  Six Months Ended         Year Ended    Six Months Ended
Increase (Decrease) in Net Assets from:                          December 31, 1998      June 30, 1998   December 31, 1998
                                                                       (Unaudited)                            (Unaudited)
Operations:
Net investment income (loss)                                         $       2,548    $         4,503       $       1,398
-----------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss)                                                    11,693             23,527              12,336
------------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)                       (11,187)             4,261             (10,947)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) resulting from operations                            3,054             32,291               2,787
====================================================================================================================================


Distributions to Shareholders:

From net investment income
         Class A                                                              (176)              (214)               (131)
------------------------------------------------------------------------------------------------------------------------------------
         Class B                                                              (152)              (152)               (116)
------------------------------------------------------------------------------------------------------------------------------------
         Class C                                                              (204)              (244)               (273)
------------------------------------------------------------------------------------------------------------------------------------
         Other Classes                                                      (1,954)            (3,825)               (861)
------------------------------------------------------------------------------------------------------------------------------------
From net realized capital gains
         Class A                                                            (1,680)            (1,062)             (2,117)
------------------------------------------------------------------------------------------------------------------------------------
         Class B                                                            (1,999)              (745)             (3,839)
------------------------------------------------------------------------------------------------------------------------------------
         Class C                                                            (2,668)            (1,348)             (9,026)
------------------------------------------------------------------------------------------------------------------------------------
         Other Classes                                                     (16,320)           (17,552)            (11,350)
------------------------------------------------------------------------------------------------------------------------------------

Total Distributions                                                        (25,153)           (25,142)            (27,713)
====================================================================================================================================


Fund Share Transactions:

Receipts for shares sold
         Class A                                                             4,670             13,092              15,407
------------------------------------------------------------------------------------------------------------------------------------
         Class B                                                             4,859             12,684               2,635
------------------------------------------------------------------------------------------------------------------------------------
         Class C                                                             6,963             18,527               7,938
------------------------------------------------------------------------------------------------------------------------------------
         Other Classes                                                      15,667             20,453              19,213
------------------------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of distributions
         Class A                                                             1,761              1,244               2,014
------------------------------------------------------------------------------------------------------------------------------------
         Class B                                                             1,970                825               3,540
------------------------------------------------------------------------------------------------------------------------------------
         Class C                                                             2,770              1,506               8,782
------------------------------------------------------------------------------------------------------------------------------------
         Other Classes                                                      18,002             20,925              12,154
------------------------------------------------------------------------------------------------------------------------------------
Cost of shares redeemed
         Class A                                                            (2,451)            (3,164)            (17,386)
------------------------------------------------------------------------------------------------------------------------------------
         Class B                                                            (1,760)              (961)             (3,479)
------------------------------------------------------------------------------------------------------------------------------------
         Class C                                                            (6,099)            (3,868)            (13,257)
------------------------------------------------------------------------------------------------------------------------------------
         Other Classes                                                     (25,647)           (26,929)             (7,791)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) resulting from Fund share transactions              20,705             54,334              29,770
------------------------------------------------------------------------------------------------------------------------------------

Total Increase (Decrease) in Net Assets                                     (1,394)            61,483               4,844
====================================================================================================================================


Net Assets:

Beginning of period                                                        201,707            140,224             239,359
------------------------------------------------------------------------------------------------------------------------------------
End of period *                                                      $     200,313    $       201,707       $     244,203
------------------------------------------------------------------------------------------------------------------------------------

*Including net undistributed (overdistributed) investment income of: $       4,816    $         4,754       $       5,638
------------------------------------------------------------------------------------------------------------------------------------

                                                                                           Renaissance Fund
                                                                   --------------------------------------------------------
                                                                        Year Ended      Six Months Ended        Year Ended
Increase (Decrease) in Net Assets from:                              June 30, 1998     December 31, 1998     June 30, 1998
                                                                                              (Unaudited)
Operations:
Net investment income (loss)                                         $       2,032    $           (1,719)  $        (1,489)
---------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss)                                                    29,304               (61,633)          123,570
---------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)                         3,088                51,035             4,045
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) resulting from operations                           34,424               (12,317)          126,126
===========================================================================================================================


Distributions to Shareholders:

From net investment income
         Class A                                                              (221)                    0              (170)
---------------------------------------------------------------------------------------------------------------------------
         Class B                                                              (145)                    0               (42)
---------------------------------------------------------------------------------------------------------------------------
         Class C                                                              (357)                    0              (213)
---------------------------------------------------------------------------------------------------------------------------
         Other Classes                                                      (1,292)                    0                 0
---------------------------------------------------------------------------------------------------------------------------
From net realized capital gains
         Class A                                                            (1,819)              (10,816)           (7,515)
---------------------------------------------------------------------------------------------------------------------------
         Class B                                                            (3,062)              (14,778)           (8,922)
---------------------------------------------------------------------------------------------------------------------------
         Class C                                                            (7,703)              (55,218)          (64,285)
---------------------------------------------------------------------------------------------------------------------------
         Other Classes                                                      (8,105)                  (49)                0
---------------------------------------------------------------------------------------------------------------------------

Total Distributions                                                        (22,704)              (80,861)          (81,147)
===========================================================================================================================


Fund Share Transactions:

Receipts for shares sold
         Class A                                                            19,311               131,113           203,937
---------------------------------------------------------------------------------------------------------------------------
         Class B                                                             9,503                31,748            57,972
---------------------------------------------------------------------------------------------------------------------------
         Class C                                                            33,261                53,459           202,638
---------------------------------------------------------------------------------------------------------------------------
         Other Classes                                                      28,033                   304               887
---------------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of distributions
         Class A                                                             1,885                 9,521             7,011
---------------------------------------------------------------------------------------------------------------------------
         Class B                                                             2,853                13,415             8,021
---------------------------------------------------------------------------------------------------------------------------
         Class C                                                             7,528                51,673            59,208
---------------------------------------------------------------------------------------------------------------------------
         Other Classes                                                       9,361                    38                 0
---------------------------------------------------------------------------------------------------------------------------
Cost of shares redeemed
         Class A                                                           (16,080)             (129,390)         (164,942)
---------------------------------------------------------------------------------------------------------------------------
         Class B                                                            (3,736)              (13,462)           (7,786)
---------------------------------------------------------------------------------------------------------------------------
         Class C                                                           (20,988)              (75,931)         (138,986)
---------------------------------------------------------------------------------------------------------------------------
         Other Classes                                                     (23,096)                 (776)                0
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) resulting from Fund share transactions              47,835                71,712           227,960
---------------------------------------------------------------------------------------------------------------------------

Total Increase (Decrease) in Net Assets                                     59,555               (21,466)          272,939
===========================================================================================================================


Net Assets:

Beginning of period                                                        179,804               657,024           384,085
---------------------------------------------------------------------------------------------------------------------------
End of period *                                                      $     239,359    $          635,558   $       657,024
---------------------------------------------------------------------------------------------------------------------------

*Including net undistributed (overdistributed) investment income of: $       5,621    $           44,815   $        46,534
---------------------------------------------------------------------------------------------------------------------------

70  See accompanying notes


                                                              Tax-Efficient
                                                              Equity Fund        Capital Appreciation Fund          Growth Fund
                                                            ------------------------------------------------------------------------
                                                                 Period from
                                                             July 10, 1998 to     Six Months Ended     Year Ended  Six Months Ended
Increase (Decrease) in Net Assets from:                     December 31, 1998    December 31, 1998  June 30, 1998 December 31, 1998
                                                                  (Unaudited)          (Unaudited)                      (Unaudited)
Operations:
Net investment income (loss)                                $             (1)    $           3,102  $       4,296 $         (10,847)
------------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss)                                                 (96)               33,019         89,980           123,938
------------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)                   1,147               (12,629)       125,025            77,094
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) resulting from operations                      1,050                23,492        219,301           190,185
====================================================================================================================================


Distributions to Shareholders:

From net investment income
         Class A                                                           0                  (397)           (56)                0
------------------------------------------------------------------------------------------------------------------------------------
         Class B                                                           0                     0            (40)                0
------------------------------------------------------------------------------------------------------------------------------------
         Class C                                                           0                     0            (81)                0
------------------------------------------------------------------------------------------------------------------------------------
         Other Classes                                                     0                (5,210)        (3,653)                0
------------------------------------------------------------------------------------------------------------------------------------
From net realized capital gains
         Class A                                                           0                (6,025)          (881)          (21,401)
------------------------------------------------------------------------------------------------------------------------------------
         Class B                                                           0                (3,186)          (754)          (11,616)
------------------------------------------------------------------------------------------------------------------------------------
         Class C                                                           0                (5,032)        (2,428)         (230,472)
------------------------------------------------------------------------------------------------------------------------------------
         Other Classes                                                     0               (56,463)       (46,281)                0
------------------------------------------------------------------------------------------------------------------------------------

Total Distributions                                                        0               (76,313)       (54,174)         (263,489)
====================================================================================================================================


Fund Share Transactions:

Receipts for shares sold
         Class A                                                       4,185                30,486         66,636           211,083
------------------------------------------------------------------------------------------------------------------------------------
         Class B                                                       3,511                13,203         35,779            23,283
------------------------------------------------------------------------------------------------------------------------------------
         Class C                                                       6,606                18,586         62,600           274,067
------------------------------------------------------------------------------------------------------------------------------------
         Other Classes                                                 1,109               254,414        395,404                 0
------------------------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of distributions
         Class A                                                           0                 5,855            887            20,135
------------------------------------------------------------------------------------------------------------------------------------
         Class B                                                           0                 3,011            737            10,648
------------------------------------------------------------------------------------------------------------------------------------
         Class C                                                           0                 4,828          2,440           215,651
------------------------------------------------------------------------------------------------------------------------------------
         Other Classes                                                     0                49,227         39,039                 0
------------------------------------------------------------------------------------------------------------------------------------
Cost of shares redeemed
         Class A                                                        (893)               (9,043)        (8,606)         (206,028)
------------------------------------------------------------------------------------------------------------------------------------
         Class B                                                        (982)               (4,517)        (1,820)          (11,063)
------------------------------------------------------------------------------------------------------------------------------------
         Class C                                                      (1,332)              (11,007)       (13,721)         (338,013)
------------------------------------------------------------------------------------------------------------------------------------
         Other Classes                                                     0              (281,349)      (182,910)                0
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) resulting from Fund share transactions        12,204                73,694        396,465           199,763
------------------------------------------------------------------------------------------------------------------------------------

Total Increase (Decrease) in Net Assets                               13,254                20,873        561,592           126,459
====================================================================================================================================


Net Assets:

Beginning of period                                                        0             1,123,543        561,951         2,113,840
------------------------------------------------------------------------------------------------------------------------------------
End of period *                                             $         13,254     $       1,144,416  $   1,123,543 $       2,240,299
------------------------------------------------------------------------------------------------------------------------------------

*Including net undistributed (overdistributed) investment   $             (1)    $             459  $       2,964 $          43,300
income of:
------------------------------------------------------------------------------------------------------------------------------------

                                                                                      Value 25 Fund   Mid-Cap Growth Fund
                                                               ---------------------------------------------------------------------
                                                                                        Period from
                                                                  Year Ended        July 10,1998 to   Six Months Ended    Year Ended
Increase (Decrease) in Net Assets from:                        June 30, 1998      December 31, 1998   December 31,1998  June 30,1998
                                                                                        (Unaudited)        (Unaudited)
Operations:
Net investment income (loss)                                   $     (17,931)     $               7    $           438  $       841
------------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss)                                             344,619                   (118)           (22,826)      58,714
------------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)                 312,858                     42             38,989       57,682
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) resulting from operations                    639,546                    (69)            16,601      117,237
====================================================================================================================================


Distributions to Shareholders:

From net investment income
         Class A                                                           0                     (4)               (34)         (41)
------------------------------------------------------------------------------------------------------------------------------------
         Class B                                                           0                     (2)                 0            0
------------------------------------------------------------------------------------------------------------------------------------
         Class C                                                           0                     (1)                 0            0
------------------------------------------------------------------------------------------------------------------------------------
         Other Classes                                                     0                     (1)              (390)      (1,454)
------------------------------------------------------------------------------------------------------------------------------------
From net realized capital gains
         Class A                                                     (22,078)                     0             (4,870)      (1,205)
------------------------------------------------------------------------------------------------------------------------------------
         Class B                                                      (9,680)                     0             (4,178)      (2,602)
------------------------------------------------------------------------------------------------------------------------------------
         Class C                                                    (241,892)                     0             (6,249)      (4,570)
------------------------------------------------------------------------------------------------------------------------------------
         Other Classes                                                     0                      0            (25,986)     (21,860)
------------------------------------------------------------------------------------------------------------------------------------

Total Distributions                                                 (273,650)                    (8)           (41,707)     (31,732)
====================================================================================================================================


Fund Share Transactions:

Receipts for shares sold
         Class A                                                     330,680                    719             91,898      104,053
------------------------------------------------------------------------------------------------------------------------------------
         Class B                                                      16,100                    712             18,262       54,506
------------------------------------------------------------------------------------------------------------------------------------
         Class C                                                     370,235                    706             21,865       90,916
------------------------------------------------------------------------------------------------------------------------------------
         Other Classes                                                     0                    187            281,533      351,303
------------------------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of distributions
         Class A                                                      20,743                      3              4,391        1,158
------------------------------------------------------------------------------------------------------------------------------------
         Class B                                                       8,981                      2              3,820        2,327
------------------------------------------------------------------------------------------------------------------------------------
         Class C                                                     226,702                      1              5,853        4,187
------------------------------------------------------------------------------------------------------------------------------------
         Other Classes                                                     0                      1             24,405       22,766
------------------------------------------------------------------------------------------------------------------------------------
Cost of shares redeemed
         Class A                                                    (355,128)                  (193)           (41,436)     (64,062)
------------------------------------------------------------------------------------------------------------------------------------
         Class B                                                     (12,901)                     0             (9,089)      (7,281)
------------------------------------------------------------------------------------------------------------------------------------
         Class C                                                    (574,802)                   (51)           (23,297)     (21,124)
------------------------------------------------------------------------------------------------------------------------------------
         Other Classes                                                     0                      0           (178,221)    (217,945)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) resulting from Fund share transactions        30,610                  2,087            199,984      320,804
------------------------------------------------------------------------------------------------------------------------------------

Total Increase (Decrease) in Net Assets                              396,506                  2,010            174,878      406,309
===================================================================================================================================


Net Assets:

Beginning of period                                                1,717,334                      0            793,878      387,569
------------------------------------------------------------------------------------------------------------------------------------
End of period *                                                $   2,113,840      $           2,010    $       968,756  $   793,878
------------------------------------------------------------------------------------------------------------------------------------

*Including net undistributed (overdistributed) investment
income of:                                                     $      54,147      $              (1)   $            66  $        52
------------------------------------------------------------------------------------------------------------------------------------

                                                                      Target Fund
                                                                      -----------------------------------
                                                                      Six Months Ended       Year Ended
Increase (Decrease) in Net Assets from:                               December 31,1998    June 30, 1998
                                                                           (Unaudited)
Operations:
Net investment income (loss)                                          $       (5,674)     $     (13,703)
---------------------------------------------------------------------------------------------------------
Net realized gain (loss)                                                      14,876            242,973
---------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)                          38,988             56,862
---------------------------------------------------------------------------------------------------------
Net increase (decrease) resulting from operations                             48,190            286,132
=========================================================================================================


Distributions to Shareholders:

From net investment income
         Class A                                                                   0                  0
---------------------------------------------------------------------------------------------------------
         Class B                                                                   0                  0
---------------------------------------------------------------------------------------------------------
         Class C                                                                   0                  0
---------------------------------------------------------------------------------------------------------
         Other Classes                                                             0                  0
---------------------------------------------------------------------------------------------------------

From net realized capital gains
         Class A                                                              (7,963)           (35,690)
---------------------------------------------------------------------------------------------------------
         Class B                                                              (4,562)           (18,642)
---------------------------------------------------------------------------------------------------------
         Class C                                                             (55,675)          (248,454)
---------------------------------------------------------------------------------------------------------
         Other Classes                                                             0                  0
---------------------------------------------------------------------------------------------------------

Total Distributions                                                          (68,200)          (302,786)
=========================================================================================================


Fund Share Transactions:

Receipts for shares sold
         Class A                                                             626,279          1,137,516
---------------------------------------------------------------------------------------------------------
         Class B                                                               6,098              9,446
---------------------------------------------------------------------------------------------------------
         Class C                                                              76,400            143,022
---------------------------------------------------------------------------------------------------------
         Other Classes                                                             0                  0
---------------------------------------------------------------------------------------------------------
Issued as reinvestment of distributions
         Class A                                                               7,489             32,770
---------------------------------------------------------------------------------------------------------
         Class B                                                               4,206             17,256
---------------------------------------------------------------------------------------------------------
         Class C                                                              52,768            234,139
---------------------------------------------------------------------------------------------------------
         Other Classes                                                             0                  0
---------------------------------------------------------------------------------------------------------
Cost of shares redeemed
         Class A                                                            (650,044)        (1,171,453)
---------------------------------------------------------------------------------------------------------
         Class B                                                             (10,858)           (16,188)
---------------------------------------------------------------------------------------------------------
         Class C                                                            (155,657)          (371,192)
---------------------------------------------------------------------------------------------------------
         Other Classes                                                             0                  0
---------------------------------------------------------------------------------------------------------
Net increase (decrease) resulting from Fund share transactions               (43,319)            15,316
---------------------------------------------------------------------------------------------------------

Total Increase (Decrease) in Net Assets                                      (63,329)            (1,338)
=========================================================================================================


Net Assets:

Beginning of period                                                        1,186,199          1,187,537
---------------------------------------------------------------------------------------------------------
End of period *                                                          $ 1,122,870        $ 1,186,199
---------------------------------------------------------------------------------------------------------

*Including net undistributed (overdistributed) investment income of:     $    32,139        $    37,813
---------------------------------------------------------------------------------------------------------




                                                      See accompanying notes  71

Statements of Changes in Net Assets

Amounts in thousands                                           Small-Cap Value Fund
                                                               -------------------------------------------
                                                                Six Months Ended               Year Ended
Increase (Decrease) in Net Assets from:                        December 31, 1998            June 30, 1998
                                                                     (Unaudited)
Operations:
Net investment income (loss)                                   $           2,173            $       2,083
----------------------------------------------------------------------------------------------------------
Net realized gain (loss)                                                 (13,324)                  15,567
----------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)                     (24,115)                  (3,548)
----------------------------------------------------------------------------------------------------------
Net increase (decrease) resulting from operations                        (35,266)                  14,102
==========================================================================================================

Distributions to Shareholders:

From net investment income
         Class A                                                          (1,065)                    (226)
----------------------------------------------------------------------------------------------------------
         Class B                                                            (416)                    (310)
----------------------------------------------------------------------------------------------------------
         Class C                                                            (329)                    (410)
----------------------------------------------------------------------------------------------------------
         Other Classes                                                    (1,043)                    (394)
----------------------------------------------------------------------------------------------------------
From net realized capital gains
         Class A                                                          (2,675)                  (1,098)
----------------------------------------------------------------------------------------------------------
         Class B                                                          (3,114)                  (2,248)
----------------------------------------------------------------------------------------------------------
         Class C                                                          (3,425)                  (2,979)
----------------------------------------------------------------------------------------------------------
         Other Classes                                                    (2,175)                  (2,032)
----------------------------------------------------------------------------------------------------------
In excess of net realized capital gains
         Class A                                                               0                        0
----------------------------------------------------------------------------------------------------------
         Class B                                                               0                        0
----------------------------------------------------------------------------------------------------------
         Class C                                                               0                        0
----------------------------------------------------------------------------------------------------------
         Other Classes                                                         0                        0
----------------------------------------------------------------------------------------------------------
Total Distributions                                                      (14,242)                  (9,697)
==========================================================================================================

Fund Share Transactions:
Receipts for shares sold
         Class A                                                          45,753                   78,581
----------------------------------------------------------------------------------------------------------
         Class B                                                          25,214                  105,195
----------------------------------------------------------------------------------------------------------
         Class C                                                          31,560                  124,033
----------------------------------------------------------------------------------------------------------
         Other Classes                                                    36,616                   50,928
----------------------------------------------------------------------------------------------------------
Issued as reinvestment of distributions
         Class A                                                           3,547                    1,246
----------------------------------------------------------------------------------------------------------
         Class B                                                           3,300                    2,393
----------------------------------------------------------------------------------------------------------
         Class C                                                           3,580                    3,224
----------------------------------------------------------------------------------------------------------
         Other Classes                                                     2,991                    2,197
----------------------------------------------------------------------------------------------------------
Cost of shares redeemed
         Class A                                                         (19,513)                 (10,783)
----------------------------------------------------------------------------------------------------------
         Class B                                                         (16,908)                  (6,886)
----------------------------------------------------------------------------------------------------------
         Class C                                                         (29,450)                 (18,158)
----------------------------------------------------------------------------------------------------------
         Other Classes                                                   (11,600)                 (40,655)
----------------------------------------------------------------------------------------------------------
Net increase (decrease) resulting from Fund share transactions            75,090                  291,315
----------------------------------------------------------------------------------------------------------

Total Increase (Decrease) in Net Assets                                   25,582                  295,720
==========================================================================================================

Net Assets:
Beginning of period                                                      374,552                   78,832
----------------------------------------------------------------------------------------------------------
End of period *                                                $         400,134            $     374,552
----------------------------------------------------------------------------------------------------------

*Including net undistributed (overdistributed) investment
  income of:                                                   $           5,605            $       6,285
----------------------------------------------------------------------------------------------------------


Amounts in thousands                              Opportunity Fund                          International Developed Fund
                                                --------------------------------------------------------------------------------
                                                   Six Months Ended         Year Ended       Six Months Ended        Year Ended
Increase (Decrease) in Net Assets from:           December 31, 1998      June 30, 1998      December 31, 1998     June 30, 1998
                                                        (Unaudited)                          (Unaudited)
Operations:
Net investment income (loss)                      $          (3,902)     $     (11,377)     $            (129)    $       1,254
--------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss)                                    (59,157)           134,358                  2,906             1,678
--------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)         13,215            (16,839)                (1,061)           16,311
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) resulting from operations           (49,844)           106,142                  1,716            19,243
================================================================================================================================

Distributions to Shareholders:
From net investment income
         Class A                                                  0                  0                      0                (4)
--------------------------------------------------------------------------------------------------------------------------------
         Class B                                                  0                  0                      0               (11)
--------------------------------------------------------------------------------------------------------------------------------
         Class C                                                  0                  0                      0               (18)
--------------------------------------------------------------------------------------------------------------------------------
         Other Classes                                            0                  0                   (462)             (838)
--------------------------------------------------------------------------------------------------------------------------------
From net realized capital gains
         Class A                                            (21,702)           (13,050)                   (17)              (23)
--------------------------------------------------------------------------------------------------------------------------------
         Class B                                                  0                  0                    (29)              (99)
--------------------------------------------------------------------------------------------------------------------------------
         Class C                                            (66,671)           (40,210)                   (69)             (169)
--------------------------------------------------------------------------------------------------------------------------------
         Other Classes                                            0                  0                 (1,312)           (4,282)
--------------------------------------------------------------------------------------------------------------------------------
In excess of net realized capital gains
         Class A                                                  0                  0                      0                 0
--------------------------------------------------------------------------------------------------------------------------------
         Class B                                                  0                  0                      0                 0
--------------------------------------------------------------------------------------------------------------------------------
         Class C                                                  0                  0                      0                 0
--------------------------------------------------------------------------------------------------------------------------------
         Other Classes                                            0                  0                      0                 0
--------------------------------------------------------------------------------------------------------------------------------

Total Distributions                                         (88,373)           (53,260)                (1,889)           (5,444)
================================================================================================================================

Fund Share Transactions:
Receipts for shares sold
         Class A                                            651,197            595,236                106,058            58,239
--------------------------------------------------------------------------------------------------------------------------------
         Class B                                                  0                  0                    806             2,740
--------------------------------------------------------------------------------------------------------------------------------
         Class C                                            243,574            548,593                  1,952             5,503
--------------------------------------------------------------------------------------------------------------------------------
         Other Classes                                            0                  0                 48,478            72,498
--------------------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of distributions
         Class A                                             19,981             12,054                     15                25
--------------------------------------------------------------------------------------------------------------------------------
         Class B                                                  0                  0                     25                77
--------------------------------------------------------------------------------------------------------------------------------
         Class C                                             61,613             36,779                     66               183
--------------------------------------------------------------------------------------------------------------------------------
         Other Classes                                            0                  0                  1,576             4,340
--------------------------------------------------------------------------------------------------------------------------------
Cost of shares redeemed
         Class A                                           (698,821)          (639,360)              (106,529)          (58,269)
--------------------------------------------------------------------------------------------------------------------------------
         Class B                                                  0                  0                   (957)           (1,269)
--------------------------------------------------------------------------------------------------------------------------------
         Class C                                           (323,620)          (748,168)                (2,178)           (2,383)
--------------------------------------------------------------------------------------------------------------------------------
         Other Classes                                            0                  0                (56,202)          (57,045)
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) resulting from
  Fund share transactions                                   (46,076)          (194,866)                (6,890)           24,639
--------------------------------------------------------------------------------------------------------------------------------

Total Increase (Decrease) in Net Assets                    (184,293)          (141,984)                (7,063)           38,438
================================================================================================================================

Net Assets:
Beginning of period                                         700,946            842,930                138,751           100,313
--------------------------------------------------------------------------------------------------------------------------------
End of period *                                   $         516,653      $     700,946      $         131,688     $     138,751
--------------------------------------------------------------------------------------------------------------------------------
*Including net undistributed (overdistributed)
   investment income of:                          $          (3,902)     $           0      $            (134)    $         457
--------------------------------------------------------------------------------------------------------------------------------

72 See accompanying notes


Amounts in thousands                                   International Fund                    Emerging Markets Fund
                                                       ------------------------------------------------------------------------
                                                        Six Months Ended        Year Ended    Six Months Ended      Year Ended
Increase (Decrease) in Net Assets from:                December 31, 1998     June 30, 1998   December 31, 1998   June 30, 1998
                                                             (Unaudited)                           (Unaudited)
Operations:
Net investment income (loss)                           $            (950)    $        (580)  $             120   $         195
-------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss)                                           5,993             8,506              (2,309)         (3,044)
-------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)             (14,069)            7,290              (2,519)        (10,785)
-------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) resulting from operations                 (9,026)           15,216              (4,708)        (13,634)
===============================================================================================================================

Distributions to Shareholders:
From net investment income
         Class A                                                       0                 0                  (2)              0
-------------------------------------------------------------------------------------------------------------------------------
         Class B                                                       0                 0                   0               0
-------------------------------------------------------------------------------------------------------------------------------
         Class C                                                       0                 0                   0               0
-------------------------------------------------------------------------------------------------------------------------------
         Other Classes                                                 0                 0                (107)              0
-------------------------------------------------------------------------------------------------------------------------------
From net realized capital gains
         Class A                                                    (772)           (1,244)                  0               0
-------------------------------------------------------------------------------------------------------------------------------
         Class B                                                    (789)             (719)                  0               0
-------------------------------------------------------------------------------------------------------------------------------
         Class C                                                 (10,255)          (11,750)                  0               0
-------------------------------------------------------------------------------------------------------------------------------
         Other Classes                                              (196)                0                   0               0
-------------------------------------------------------------------------------------------------------------------------------
In excess of net realized capital gains
         Class A                                                       0                 0                   0               0
-------------------------------------------------------------------------------------------------------------------------------
         Class B                                                       0                 0                   0               0
-------------------------------------------------------------------------------------------------------------------------------
         Class C                                                       0                 0                   0               0
-------------------------------------------------------------------------------------------------------------------------------
         Other Classes                                                 0                 0                   0               0
-------------------------------------------------------------------------------------------------------------------------------

Total Distributions                                              (12,012)          (13,713)               (109)              0
===============================================================================================================================

Fund Share Transactions:
Receipts for shares sold
         Class A                                                 256,676           283,880               1,654           2,177
-------------------------------------------------------------------------------------------------------------------------------
         Class B                                                  17,966             7,431                  71             694
-------------------------------------------------------------------------------------------------------------------------------
         Class C                                                 224,194           268,540                 153           1,394
-------------------------------------------------------------------------------------------------------------------------------
         Other Classes                                            10,776                 0              13,332          24,872
-------------------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of distributions
         Class A                                                     724             1,179                   1               0
-------------------------------------------------------------------------------------------------------------------------------
         Class B                                                     715               643                   0               0
-------------------------------------------------------------------------------------------------------------------------------
         Class C                                                   9,581            10,909                   0               0
-------------------------------------------------------------------------------------------------------------------------------
         Other Classes                                               196                 0                  84               0
-------------------------------------------------------------------------------------------------------------------------------
Cost of shares redeemed
         Class A                                                (262,238)         (292,362)             (1,593)         (1,874)
-------------------------------------------------------------------------------------------------------------------------------
         Class B                                                 (17,767)           (7,860)               (158)           (460)
-------------------------------------------------------------------------------------------------------------------------------
         Class C                                                (235,582)         (314,820)               (427)         (1,562)
-------------------------------------------------------------------------------------------------------------------------------
         Other Classes                                              (285)                0             (15,496)        (39,213)
-------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) resulting from Fund share transactions     4,956           (42,460)             (2,379)        (13,972)
-------------------------------------------------------------------------------------------------------------------------------

Total Increase (Decrease) in Net Assets                          (16,082)          (40,957)             (7,196)        (27,606)
===============================================================================================================================

Net Assets:
Beginning of period                                              154,452           195,409               27,569          55,175
-------------------------------------------------------------------------------------------------------------------------------
End of period *                                        $         138,370     $     154,452   $           20,373  $       27,569
-------------------------------------------------------------------------------------------------------------------------------

*Including net undistributed (overdistributed)
  investment income of:                                $          (1,288)    $        (338)  $                8  $           (3)
-------------------------------------------------------------------------------------------------------------------------------


Amounts in thousands                                    Innovation Fund                 Precious Metals Fund
                                                      -------------------------------------------------------------------------
                                                       Six Months Ended                     Six Months Ended
Increase (Decrease) in Net Assets from:               December 31, 1998       Year Ended   December 31, 1998        Year Ended
                                                            (Unaudited)    June 30, 1998         (Unaudited)     June 30, 1998
Operations:
Net investment income (loss)                                  $  (3,276)       $  (4,786)          $     413         $      22
-------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss)                                         56,681           18,138              (3,792)           (8,090)
-------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)             81,287          109,570               4,939            (3,094)
-------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) resulting from operations               134,692          122,922               1,560           (11,162)
===============================================================================================================================

Distributions to Shareholders:
From net investment income
         Class A                                                      0                0                 (47)                0
-------------------------------------------------------------------------------------------------------------------------------
         Class B                                                      0                0                 (95)                0
-------------------------------------------------------------------------------------------------------------------------------
         Class C                                                      0                0                (366)                0
-------------------------------------------------------------------------------------------------------------------------------
         Other Classes                                                0                0                   0                 0
-------------------------------------------------------------------------------------------------------------------------------
From net realized capital gains
         Class A                                                 (4,919)          (2,994)                  0                 0
-------------------------------------------------------------------------------------------------------------------------------
         Class B                                                 (5,496)          (3,093)                  0                 0
-------------------------------------------------------------------------------------------------------------------------------
         Class C                                                (12,996)          (9,130)                  0                 0
-------------------------------------------------------------------------------------------------------------------------------
         Other Classes                                             (143)               0                   0                 0
-------------------------------------------------------------------------------------------------------------------------------
In excess of net realized capital gains
         Class A                                                      0             (528)                  0                 0
-------------------------------------------------------------------------------------------------------------------------------
         Class B                                                      0             (546)                  0                 0
-------------------------------------------------------------------------------------------------------------------------------
         Class C                                                      0           (1,611)                  0                 0
-------------------------------------------------------------------------------------------------------------------------------
         Other Classes                                                0                0                   0                 0
-------------------------------------------------------------------------------------------------------------------------------

Total Distributions                                             (23,554)         (17,902)               (508)                0
===============================================================================================================================

Fund Share Transactions:
Receipts for shares sold
         Class A                                                222,675          353,943             103,978           371,343
-------------------------------------------------------------------------------------------------------------------------------
         Class B                                                 45,635           18,925               2,565             8,049
-------------------------------------------------------------------------------------------------------------------------------
         Class C                                                108,044           89,214              80,347           124,855
-------------------------------------------------------------------------------------------------------------------------------
         Other Classes                                            4,967              124                   0                 0
-------------------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of distributions
         Class A                                                  4,536            3,237                  46                 0
-------------------------------------------------------------------------------------------------------------------------------
         Class B                                                  5,124            3,439                  95                 0
-------------------------------------------------------------------------------------------------------------------------------
         Class C                                                 12,328           10,261                 363                 0
-------------------------------------------------------------------------------------------------------------------------------
         Other Classes                                              142                0                   0                 0
-------------------------------------------------------------------------------------------------------------------------------
Cost of shares redeemed
         Class A                                               (196,989)        (351,255)           (106,091)         (370,208)
-------------------------------------------------------------------------------------------------------------------------------
         Class B                                                (10,210)         (13,734)             (2,552)           (6,475)
-------------------------------------------------------------------------------------------------------------------------------
         Class C                                                (68,457)        (103,423)            (82,627)         (124,238)
-------------------------------------------------------------------------------------------------------------------------------
         Other Classes                                             (707)               0                   0                 0
-------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) resulting from Fund share transactions  127,088           10,731              (3,876)            3,326
-------------------------------------------------------------------------------------------------------------------------------

Total Increase (Decrease) in Net Assets                         238,266          115,751              (2,824)           (7,836)
===============================================================================================================================

Net Assets:
Beginning of period                                             386,327          270,576              25,541            33,377
-------------------------------------------------------------------------------------------------------------------------------
End of period *                                               $ 624,553        $ 386,327           $  22,717         $  25,541
-------------------------------------------------------------------------------------------------------------------------------

*Including net undistributed (overdistributed) investment
  income of:                                                  $  (3,276)       $       0           $    (111)        $     (16)
-------------------------------------------------------------------------------------------------------------------------------


Amounts in thousands                                           Balanced Fund
                                                     -----------------------------------
                                                      Six Months Ended
Increase (Decrease) in Net Assets from:              December 31, 1998        Year Ended
                                                           (Unaudited)     June 30, 1998
Operations:
Net investment income (loss)                                 $     878         $   1,822
----------------------------------------------------------------------------------------
Net realized gain (loss)                                         1,709            11,033
----------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)              (606)           (1,046)
----------------------------------------------------------------------------------------
Net increase (decrease) resulting from operations                1,981            11,809
========================================================================================

Distributions to Shareholders:
From net investment income
         Class A                                                  (118)             (130)
----------------------------------------------------------------------------------------
         Class B                                                  (119)             (100)
----------------------------------------------------------------------------------------
         Class C                                                  (121)              (98)
----------------------------------------------------------------------------------------
         Other Classes                                            (475)           (1,462)
----------------------------------------------------------------------------------------
From net realized capital gains
         Class A                                               (1,439)              (495)
----------------------------------------------------------------------------------------
         Class B                                                (1,545)             (247)
----------------------------------------------------------------------------------------
         Class C                                                (1,545)             (285)
----------------------------------------------------------------------------------------
         Other Classes                                          (5,061)           (5,071)
----------------------------------------------------------------------------------------
In excess of net realized capital gains
         Class A                                                     0                 0
----------------------------------------------------------------------------------------
         Class B                                                     0                 0
----------------------------------------------------------------------------------------
         Class C                                                     0                 0
----------------------------------------------------------------------------------------
         Other Classes                                               0                 0
----------------------------------------------------------------------------------------

Total Distributions                                            (10,423)           (7,888)
========================================================================================

Fund Share Transactions:
Receipts for shares sold
         Class A                                                 3,439            10,035
----------------------------------------------------------------------------------------
         Class B                                                 3,936             8,086
----------------------------------------------------------------------------------------
         Class C                                                 4,235             7,888
----------------------------------------------------------------------------------------
         Other Classes                                           1,822             5,975
----------------------------------------------------------------------------------------
Issued as reinvestment of distributions
         Class A                                                   835               602
----------------------------------------------------------------------------------------
         Class B                                                 1,453               302
----------------------------------------------------------------------------------------
         Class C                                                 1,547               367
----------------------------------------------------------------------------------------
         Other Classes                                           5,495             6,512
----------------------------------------------------------------------------------------
Cost of shares redeemed
         Class A                                                (3,426)           (1,454)
----------------------------------------------------------------------------------------
         Class B                                                (1,136)             (827)
----------------------------------------------------------------------------------------
         Class C                                                (1,225)             (943)
----------------------------------------------------------------------------------------
         Other Classes                                          (5,948)          (36,139)
----------------------------------------------------------------------------------------
Net increase (decrease) resulting from Fund share transactions  11,027               404
----------------------------------------------------------------------------------------

Total Increase (Decrease) in Net Assets                          2,586             4,325
----------------------------------------------------------------------------------------

Net Assets:
Beginning of period                                             68,254            63,929
----------------------------------------------------------------------------------------
End of period *                                              $  70,839         $  68,254
----------------------------------------------------------------------------------------

*Including net undistributed (overdistributed) investment
  income of:                                                 $   2,623         $   2,578
----------------------------------------------------------------------------------------


                                                       See accompanying notes 73

Notes to Financial Statements
December 31, 1998 (Unaudited)

1. Organization

PIMCO Funds: Multi-Manager Series (the "Trust"), is registered under the Investment Company Act of 1940, as amended, as open-end management investment company organized as a Massachusetts business trust. The Trust currently consists of twenty-eight separate investment funds (the "Funds"). The Trust may offer up to six classes of shares: Institutional, Administrative, A, B, C and D. Each share class has identical voting rights (except shareholders of a class that have exclusive voting rights regarding any matter relating solely to that class of shares). Information presented in these financial statements pertains to the A, B and C Classes (the "Retail Classes") of the Trust. Certain detailed financial information for the Institutional, Administrative and D Classes (the "Other Classes") is provided separately and is available upon request.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with generally accepted accounting principles. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is determined on the basis of last reported sales prices, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. Short-term investments having a maturity of 60 days or less are valued at amortized cost, which approximates market value. Certain fixed income securities for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to fixed income securities whose prices are more readily obtainable.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

Foreign Currency. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Fluctuations in the value of these assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses). Realized gains (losses) and unrealized appreciation (depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared and paid quarterly to shareholders of record by the Equity Income, Renaissance, Value and Balanced Funds. Dividends from net investment income, if any, are declared and paid at least annually to shareholders of record by the other Funds. Net long-term capital gains earned by a Fund, if any, will be distributed no less frequently than once each year.

         Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards. Certain amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and paid in capital to more appropriately conform financial accounting and tax characterizations of dividend distributions.

Multiclass Operations. Each class offered by the Trust has equal rights as to assets. Income, non-class specific expenses and realized and unrealized capital gains and losses are allocated to each class of shares based on the relative net assets of each class.

Federal Income Taxes. Each Fund intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Foreign Taxes on Dividends. Dividend income in the statement of operations is shown net of foreign taxes withheld on dividends from foreign securities. Foreign taxes withheld were as follows: Equity Income Fund - $7,736; Value Fund
- $13,783; Renaissance Fund - $8,699; Tax-Efficient Equity Fund - $10; Growth Fund - $3,432; Value 25 Fund - $61; Mid-Cap Growth Fund - $5,933; Small-Cap Value Fund - $2,070; International Developed Fund - $66,404; International Fund
- $109,643; Emerging Markets Fund - $39,490; Precious Metals Fund - $7,902; and Balanced Fund - $1,122.

Futures and Options. Certain Funds are authorized to enter into futures contracts and options. A Fund may use futures contracts to manage its exposure to the markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts and options are imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and options, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts and purchased options are valued based upon their quoted daily settlement prices. The premium received for a written option is recorded as an asset with an equal liability which is marked to market based on the option's quoted daily settlement price. Fluctuations in the value of such instruments are recorded as unrealized appreciation (depreciation) until terminated, at which time realized gains and losses are recognized.

Forward Currency Transactions. Certain Funds are authorized to enter into forward foreign exchange contracts for the purpose of hedging against foreign exchange risk arising from the Fund's investment or anticipated investment in securities denominated in foreign currencies. A Fund may also enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. All commitments are marked to market daily at the applicable translation rates and any resulting unrealized gains or losses are recorded. Realized gains or losses are recorded at the time the forward contract matures or by delivery of the currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Repurchase Agreements. Each Fund may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. PIMCO Advisors L.P. ("PIMCO Advisors") serves as investment advisor to the Trust, pursuant to an Investment Advisory Agreement. PIMCO Advisors receives from the Trust a fee based on an annual percentage of the average daily net assets of each Fund as follows: 0.50% for the Growth and Value 25 Funds; 0.55% for the Target and International Funds; 0.60% for the Renaissance, Small-Cap Value, International Developed and Precious Metals Funds; 0.65% for the Opportunity and Innovation Funds; 0.85% for the Emerging Markets Funds; and 0.45% for all other Funds. Each of the Funds also has a sub-advisor which, under the supervision of PIMCO Advisors, directs the investments of the Fund's assets. Other than the sub-advisor of the Precious Metals Fund, all of the sub-advisors are affiliates of PIMCO Advisors. The advisory fees received by PIMCO Advisors are paid in all or in part to each of the sub-advisors in accordance with the portfolio management agreements.

Administration Fee. PIMCO provides administrative services to the Trust for which it receives from each Fund a monthly administrative fee based on each share class's average daily net assets. The Administration Fee for the Retail Classes is charged at the annual rate of 0.65% for the International Developed, International and Emerging Markets Funds; 0.45% for the Precious Metals Fund; and 0.40% for all other Funds. The Administration Fee for the Institutional and Administrative Classes is charged at the annual rate of 0.50% for the International Growth, Emerging Markets and International Developed Funds and 0.25% for all other Funds. The Administration Fee for Class D is charged at the annual rate of 0.40%.

December 31, 1998 (Unaudited)

Distribution and Servicing Fees. PIMCO Funds Distributors LLC ("PFD"), formerly PIMCO Funds Distribution Company, a wholly-owned subsidiary of PIMCO Advisors L.P., serves as the distributor of the Trust's shares.

         The Trust is permitted to reimburse out of the Administrative Class assets of each Fund, in an amount up to 0.25% on an annual basis of the average daily net assets of that class, financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium. The effective rate paid to PFD was 0.25% during the current fiscal year.

         Pursuant to the Distribution and Servicing Plans adopted by the Retail and D Classes of the Trust, the Trust compensates PFD or an affiliate with respect to Class D for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts of the Retail and D Classes. The Trust paid PFD distribution and servicing fees at an effective rate as set forth below (calculated as a percentage of each Fund's average daily net assets attributable to each class):

                                      Distribution Fee (%)    Servicing Fee (%)
--------------------------------------------------------------------------------
Class A
All Funds                                              --                0.25

Class B
All Funds                                            0.75                0.25

Class C
All Funds                                            0.75                0.25

Class D
All Funds                                              --                0.25

         PFD also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Retail Classes shares. For the period ended December 31, 1998, PFD received $3,300,341 representing commissions (sales charges) and contingent deferred sales charges.

Expenses. The Trust is also responsible for the following expenses: (i) salaries and other compensation of any of the Trust's executive officers and employees who are not officers, directors, stockholders or employees of PIMCO Advisors, PIMCO, or its subsidiaries or affiliates; (ii) taxes and governmental fees;
(iii) brokerage fees and commissions and other portfolio transaction expenses;
(iv) the cost of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not "interested persons" of the Advisor, PIMCO, Portfolio Managers, or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) expenses such as organizational expenses, which are capitalized in accordance with generally accepted accounting principles; and
(viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust's Multiple Class Plan adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940 and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in the Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

         Each unaffiliated Trustee receives an annual retainer of $45,000, plus $2,000 for each Board of Trustees meeting attended, and $500 for each Audit and Performance Committee meeting attended, plus reimbursement of related expenses. Each Audit and Performance Committee receives an additional annual retainer of $1,000, the Chairman of the Audit and Performance Committees receives an additional annual retainer of $2,000, the Chairman of the Independent Trustees receives an additional annual retainer of $6,000, and each Vice Chairman of the entire Board receives an additional annual retainer of $3,000. These expenses are allocated to the Funds of the Trust according to their respective net assets.

4. Purchases and Sales of Securities

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 1998 were as follows (amounts in thousands):

                                  U.S. Government/Agency         All Other
                               -------------------------------------------------
                                 Purchases      Sales     Purchases        Sales
--------------------------------------------------------------------------------
Equity Income Fund                                       $   70,941   $   70,240
Value Fund                                                  106,255      103,491
Renaissance Fund                                            616,624      605,913
Tax-Efficient Equity Fund                                    12,460          514
Capital Appreciation Fund                                   740,050      656,609
Growth Fund                                                 994,762    1,098,429
Value 25 Fund                                                 2,294          376
Mid-Cap Growth Fund                                         493,490      334,742
Target Fund                                               1,234,709    1,356,167
Small-Cap Value Fund                                        161,631       81,254
Opportunity Fund                                            190,563      309,378
International Developed Fund                                 22,725       23,583
International Fund                                           23,517       44,567
Emerging Markets Fund                                         5,027        6,863
Innovation Fund                                             321,406      235,262
Precious Metals Fund                                          7,188        6,737
Balanced Fund                  $   55,136   $   47,182       25,515       21,897


5. Federal Income Tax Matters

As of June 30, 1998, the Funds listed in the table below have remaining capital loss carryforwards that were realized in current and prior years. Additionally, the International, Emerging Markets, and Precious Metals Funds realized capital losses and/or foreign currency losses during the period November 1, 1997 through June 30, 1998, which the Funds elected to defer to the following fiscal year pursuant to income tax regulations. The amounts are $332,309, $3,263 and $6,320,994 respectively.

         Each Fund will resume capital gain distribution in the future to the extent gains are realized in excess of the available carryforwards (amounts in thousands):

                                                  Capital Loss Carryforwards
                                    --------------------------------------------
                                                Realized Losses       Expiration
--------------------------------------------------------------------------------
Emerging Markets Fund                          $         10,098         06/30/03
                                                          3,074         06/30/06

Precious Metals Fund                                      1,636         06/30/06


6. Transactions in Written Call and Put Options

Transactions in written call and put options were as follows (amounts in thousands):


                          Renaissance Fund            Growth Fund                Target Fund
--------------------------------------------------------------------------------------------------
                        Premium    Contracts      Premium    Contracts      Premium    Contracts
--------------------------------------------------------------------------------------------------
Balance at 06/30/98   $     132          630    $       0            0    $       0            0
Sales                       704        4,351        1,316        4,436        1,590      112,700
Closing Buys               (571)      (3,675)        (340)        (956)      (1,140)    (111,775)
Expirations                (132)        (630)        (976)      (3,480)        (450)        (925)
Exercised                     0            0            0            0            0            0
--------------------------------------------------------------------------------------------------
Balance at 12/31/98   $     133          676    $       0            0    $       0            0
--------------------------------------------------------------------------------------------------


                            Opportunity Fund          Innovation Fund
--------------------------------------------------------------------------
                          Premium    Contracts      Premium    Contracts
--------------------------------------------------------------------------
Balance at 06/30/98     $       0            0    $     650        1,500
Sales                       2,541        9,187        3,790        7,100
Closing Buys                 (339)      (1,000)      (2,975)      (5,948)
Expirations                  (479)      (2,000)      (1,141)      (2,000)
Exercised                    (523)      (2,767)          (1)          (2)
-------------------------------------------------------------------------
Balance at 12/31/98     $   1,200        3,420    $     323          650
-------------------------------------------------------------------------

December 31, 1998 (Unaudited)


7. Shares of Beneficial Interest

The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (amounts in thousands):


                                                                 Equity Income Fund
                                                 -------------------------------------------------

                                                 Six Months Ended 12/31/98      Year Ended 6/30/98
                                                        Shares      Amount      Shares      Amount
                                                 -------------------------------------------------
Receipts for shares sold
         Class A                                           308    $  4,670         807    $ 13,092
--------------------------------------------------------------------------------------------------
         Class B                                           326       4,859         788      12,684
--------------------------------------------------------------------------------------------------
         Class C                                           472       6,963       1,154      18,527
--------------------------------------------------------------------------------------------------
         Other Classes                                   1,052      15,667       1,260      20,453
--------------------------------------------------------------------------------------------------
Issued as reinvestment of distributions
         Class A                                           126       1,761          81       1,244
--------------------------------------------------------------------------------------------------
         Class B                                           141       1,970          54         825
--------------------------------------------------------------------------------------------------
         Class C                                           198       2,770          99       1,506
--------------------------------------------------------------------------------------------------
         Other Classes                                   1,277      18,002       1,359      20,925
--------------------------------------------------------------------------------------------------
Cost of shares redeemed
         Class A                                          (164)     (2,451)       (195)     (3,164)
--------------------------------------------------------------------------------------------------
         Class B                                          (120)     (1,760)        (59)       (961)
--------------------------------------------------------------------------------------------------
         Class C                                          (412)     (6,099)       (238)     (3,868)
--------------------------------------------------------------------------------------------------
         Other Classes                                  (1,736)    (25,647)     (1,659)    (26,929)
--------------------------------------------------------------------------------------------------
Net increase resulting from Fund share transactions      1,468    $ 20,705       3,451    $ 54,334
==================================================================================================
                                                                      Value Fund
                                                 -------------------------------------------------

                                                 Six Months Ended 12/31/98      Year Ended 6/30/98
                                                        Shares      Amount      Shares      Amount
                                                 -------------------------------------------------
Receipts for shares sold
         Class A                                         1,085    $ 15,407       1,242    $ 19,311
--------------------------------------------------------------------------------------------------
         Class B                                           181       2,635         613       9,503
--------------------------------------------------------------------------------------------------
         Class C                                           557       7,938       2,153      33,261
--------------------------------------------------------------------------------------------------
         Other Classes                                   1,292      19,213       1,789      28,033
--------------------------------------------------------------------------------------------------
Issued as reinvestment of distributions
         Class A                                           149       2,014         128       1,885
--------------------------------------------------------------------------------------------------
         Class B                                           263       3,540         196       2,853
--------------------------------------------------------------------------------------------------
         Class C                                           654       8,782         517       7,528
--------------------------------------------------------------------------------------------------
         Other Classes                                     900      12,154         637       9,361
--------------------------------------------------------------------------------------------------
Cost of shares redeemed
         Class A                                        (1,204)    (17,386)     (1,038)    (16,080)
--------------------------------------------------------------------------------------------------
         Class B                                          (245)     (3,479)       (242)     (3,736)
--------------------------------------------------------------------------------------------------
         Class C                                          (926)    (13,257)     (1,356)    (20,988)
--------------------------------------------------------------------------------------------------
         Other Classes                                    (543)     (7,791)     (1,483)    (23,096)
--------------------------------------------------------------------------------------------------
Net increase resulting from Fund share transactions      2,163    $ 29,770       3,156    $ 47,835
==================================================================================================
                                                                         Mid-Cap Growth Fund
                                                       -------------------------------------------------------

                                                       Six Months Ended 12/31/98            Year Ended 6/30/98
                                                           Shares         Amount         Shares         Amount
                                                       -------------------------------------------------------
Receipts for shares sold
         Class A                                            4,134    $    91,898          4,474    $   104,053
--------------------------------------------------------------------------------------------------------------
         Class B                                              838         18,262          2,368         54,506
--------------------------------------------------------------------------------------------------------------
         Class C                                            1,013         21,865          3,986         90,916
--------------------------------------------------------------------------------------------------------------
         Other Classes                                     12,757        281,533         15,177        351,303
--------------------------------------------------------------------------------------------------------------
Issued as reinvestment of distributions
         Class A                                              205          4,391             51          1,158
--------------------------------------------------------------------------------------------------------------
         Class B                                              181          3,820            103          2,327
--------------------------------------------------------------------------------------------------------------
         Class C                                              278          5,853            185          4,187
--------------------------------------------------------------------------------------------------------------
         Other Classes                                      1,136         24,405            999         22,766
--------------------------------------------------------------------------------------------------------------
Cost of shares redeemed
         Class A                                           (1,915)       (41,436)        (2,744)       (64,062)
--------------------------------------------------------------------------------------------------------------
         Class B                                             (434)        (9,089)          (316)        (7,281)
--------------------------------------------------------------------------------------------------------------
         Class C                                           (1,088)       (23,297)          (925)       (21,124)
--------------------------------------------------------------------------------------------------------------
         Other Classes                                     (8,052)      (178,221)        (9,392)      (217,945)
--------------------------------------------------------------------------------------------------------------
Net increase resulting from Fund share transactions         9,053    $   199,984         13,966    $   320,804
==============================================================================================================

                                                                              Target Fund
                                                      -------------------------------------------------------

                                                      Six Months Ended 12/31/98            Year Ended 6/30/98
                                                          Shares         Amount         Shares         Amount
                                                      -------------------------------------------------------
Receipts for shares sold
         Class A                                          42,676    $   626,279         70,981    $ 1,137,516
-------------------------------------------------------------------------------------------------------------
         Class B                                             433          6,098            601          9,446
-------------------------------------------------------------------------------------------------------------
         Class C                                           5,566         76,400          9,280        143,022
-------------------------------------------------------------------------------------------------------------
         Other Classes                                         0              0              0              0
-------------------------------------------------------------------------------------------------------------
Issued as reinvestment of distributions
         Class A                                             517          7,489          2,292         32,770
-------------------------------------------------------------------------------------------------------------
         Class B                                             312          4,206          1,280         17,256
-------------------------------------------------------------------------------------------------------------
         Class C                                           3,915         52,768         17,369        234,139
-------------------------------------------------------------------------------------------------------------
         Other Classes                                         0              0              0              0
-------------------------------------------------------------------------------------------------------------
Cost of shares redeemed
         Class A                                         (43,838)      (650,044)       (72,612)    (1,171,453)
-------------------------------------------------------------------------------------------------------------
         Class B                                            (786)       (10,858)        (1,100)       (16,188)
-------------------------------------------------------------------------------------------------------------
         Class C                                         (11,280)      (155,657)       (24,627)      (371,192)
-------------------------------------------------------------------------------------------------------------
         Other Classes                                         0              0              0              0
-------------------------------------------------------------------------------------------------------------
Net increase resulting from Fund share transactions       (2,485)   $   (43,319)         3,464    $    15,316
=============================================================================================================

                                                                                                               Tax-Efficient
                                                                      Renaissance Fund                          Equity Fund
                                                   -----------------------------------------------------------------------------
                                                                                                                     Period From
                                                   Six Months Ended 12/31/98        Year Ended 6/30/98       7/10/98 to 12/31/98
                                                         Shares       Amount       Shares       Amount       Shares       Amount
                                                   -----------------------------------------------------------------------------
Receipts for shares sold
         Class A                                          7,748    $ 131,113       10,943    $ 203,937          432    $   4,185
--------------------------------------------------------------------------------------------------------------------------------
         Class B                                          1,811       31,748        3,123       57,972          360        3,511
--------------------------------------------------------------------------------------------------------------------------------
         Class C                                          3,148       53,459       10,952      202,638          681        6,606
--------------------------------------------------------------------------------------------------------------------------------
         Other Classes                                       19          304           51          887          112        1,109
--------------------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of distributions
         Class A                                            625        9,521          418        7,011            0            0
--------------------------------------------------------------------------------------------------------------------------------
         Class B                                            886       13,415          478        8,021            0            0
--------------------------------------------------------------------------------------------------------------------------------
         Class C                                          3,433       51,673        3,551       59,208            0            0
--------------------------------------------------------------------------------------------------------------------------------
         Other Classes                                        3           38            0            0            0            0
--------------------------------------------------------------------------------------------------------------------------------
Cost of shares redeemed
         Class A                                         (7,611)    (129,390)      (8,781)    (164,942)         (89)        (893)
--------------------------------------------------------------------------------------------------------------------------------
         Class B                                           (804)     (13,462)        (420)      (7,786)        (100)        (982)
--------------------------------------------------------------------------------------------------------------------------------
         Class C                                         (4,562)     (75,931)      (7,456)    (138,986)        (134)      (1,332)
--------------------------------------------------------------------------------------------------------------------------------
         Other Classes                                      (45)        (776)           0            0            0            0
--------------------------------------------------------------------------------------------------------------------------------
Net increase resulting from Fund share transactions       4,651    $  71,712       12,859    $ 227,960        1,262    $  12,204
================================================================================================================================
                                                                Capital Appreciation Fund
                                                 ---------------------------------------------------
                                                 Six Months Ended 12/31/98        Year Ended 6/30/98
                                                       Shares       Amount       Shares       Amount
                                                 ---------------------------------------------------
Receipts for shares sold
         Class A                                        1,228    $  30,486        2,800    $  66,636
----------------------------------------------------------------------------------------------------
         Class B                                          547       13,203        1,489       35,779
----------------------------------------------------------------------------------------------------
         Class C                                          779       18,586        2,630       62,600
----------------------------------------------------------------------------------------------------
         Other Classes                                 10,301      254,414       16,465      395,404
----------------------------------------------------------------------------------------------------
Issued as reinvestment of distributions
         Class A                                          249        5,855           38          887
----------------------------------------------------------------------------------------------------
         Class B                                          130        3,011           32          737
----------------------------------------------------------------------------------------------------
         Class C                                          209        4,828          106        2,440
----------------------------------------------------------------------------------------------------
         Other Classes                                  2,085       49,227        1,684       39,039
----------------------------------------------------------------------------------------------------
Cost of shares redeemed
         Class A                                         (381)      (9,043)        (348)      (8,606)
----------------------------------------------------------------------------------------------------
         Class B                                         (195)      (4,517)         (76)      (1,820)
----------------------------------------------------------------------------------------------------
         Class C                                         (479)     (11,007)        (583)     (13,721)
----------------------------------------------------------------------------------------------------
         Other Classes                                (11,550)    (281,349)      (7,652)    (182,910)
----------------------------------------------------------------------------------------------------
Net increase resulting from Fund share transactions     2,923    $  73,694       16,585    $ 396,465
====================================================================================================
                                                                       Growth Fund                           Value 25 Fund
                                                 -------------------------------------------------------------------------------
                                                                                                                     Period from
                                                 Six Months Ended 12/31/98        Year Ended 6/30/98         7/10/98 to 12/31/98
                                                       Shares       Amount       Shares       Amount      Shares          Amount
                                                 -------------------------------------------------------------------------------
Receipts for shares sold
         Class A                                        6,992    $ 211,083       11,481    $ 330,680         83        $     719
--------------------------------------------------------------------------------------------------------------------------------
         Class B                                          824       23,283          588       16,100         83              712
--------------------------------------------------------------------------------------------------------------------------------
         Class C                                        9,882      274,067       13,609      370,235         82              706
--------------------------------------------------------------------------------------------------------------------------------
         Other Classes                                      0            0            0            0         19              187
--------------------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of distributions
         Class A                                          690       20,135          809       20,743          0                3
--------------------------------------------------------------------------------------------------------------------------------
         Class B                                          398       10,648          375        8,981          0                2
--------------------------------------------------------------------------------------------------------------------------------
         Class C                                        8,068      215,651        9,474      226,702          0                1
--------------------------------------------------------------------------------------------------------------------------------
         Other Classes                                      0            0            0            0          0                1
--------------------------------------------------------------------------------------------------------------------------------
Cost of shares redeemed
         Class A                                       (6,791)    (206,028)     (12,217)    (355,128)       (24)            (193)
--------------------------------------------------------------------------------------------------------------------------------
         Class B                                         (396)     (11,063)        (476)     (12,901)         0                0
--------------------------------------------------------------------------------------------------------------------------------
         Class C                                      (12,122)    (338,013)     (21,186)    (574,802)        (6)             (51)
--------------------------------------------------------------------------------------------------------------------------------
         Other Classes                                      0            0            0            0          0                0
--------------------------------------------------------------------------------------------------------------------------------
Net increase resulting from Fund share transactions     7,545    $ 199,763        2,457    $  30,610        237        $   2,087
================================================================================================================================
                                                                 Small-Cap Value Fund
                                                 ---------------------------------------------------
                                                 Six Months Ended 12/31/98        Year Ended 6/30/98
                                                       Shares       Amount       Shares       Amount
                                                 ---------------------------------------------------
Receipts for shares sold
         Class A                                        2,957    $  45,753        4,385    $  78,581
-----------------------------------------------------------------------------------------------------
         Class B                                        1,639       25,214        5,902      105,195
-----------------------------------------------------------------------------------------------------
         Class C                                        2,072       31,560        7,001      124,033
-----------------------------------------------------------------------------------------------------
         Other Classes                                  2,395       36,616        2,829       50,928
-----------------------------------------------------------------------------------------------------
Issued as reinvestment of distributions
         Class A                                          242        3,547           71        1,246
-----------------------------------------------------------------------------------------------------
         Class B                                          227        3,300          137        2,393
-----------------------------------------------------------------------------------------------------
         Class C                                          247        3,580          185        3,224
-----------------------------------------------------------------------------------------------------
         Other Classes                                    203        2,991          125        2,197
-----------------------------------------------------------------------------------------------------
Cost of shares redeemed
         Class A                                       (1,295)     (19,513)        (602)     (10,783)
-----------------------------------------------------------------------------------------------------
         Class B                                       (1,128)     (16,908)        (386)      (6,886)
-----------------------------------------------------------------------------------------------------
         Class C                                       (1,938)     (29,450)      (1,017)     (18,158)
-----------------------------------------------------------------------------------------------------
         Other Classes                                   (762)     (11,600)      (2,232)     (40,655)
-----------------------------------------------------------------------------------------------------
Net increase resulting from Fund share transactions     4,859    $  75,090       16,398    $ 291,315
=====================================================================================================

                                                                  Opportunity Fund
                                                ---------------------------------------------------
                                                Six Months Ended 12/31/98        Year Ended 6/30/98
                                                      Shares       Amount       Shares       Amount
                                                ---------------------------------------------------
Receipts for shares sold
         Class A                                      26,037    $ 651,197       19,485    $ 595,236
----------------------------------------------------------------------------------------------------
         Class B                                           0            0            0            0
----------------------------------------------------------------------------------------------------
         Class C                                      10,664      243,574       19,302      548,593
----------------------------------------------------------------------------------------------------
         Other Classes                                     0            0            0            0
----------------------------------------------------------------------------------------------------
Issued as reinvestment of distributions
         Class A                                         900       19,981          416       12,054
----------------------------------------------------------------------------------------------------
         Class B                                           0            0            0            0
----------------------------------------------------------------------------------------------------
         Class C                                       3,081       61,613        1,371       36,779
----------------------------------------------------------------------------------------------------
         Other Classes                                     0            0            0            0
----------------------------------------------------------------------------------------------------
Cost of shares redeemed
         Class A                                     (27,359)    (698,821)     (20,762)    (639,360)
----------------------------------------------------------------------------------------------------
         Class B                                           0            0            0            0
----------------------------------------------------------------------------------------------------
         Class C                                     (13,872)    (323,620)     (26,338)    (748,168)
----------------------------------------------------------------------------------------------------
         Other Classes                                     0            0            0            0
----------------------------------------------------------------------------------------------------
Net increase resulting from Fund share transactions     (549)   $ (46,076)      (6,526)   $(194,866)
====================================================================================================
                                                             International Developed Fund
                                                  ---------------------------------------------------
                                                  Six Months Ended 12/31/98        Year Ended 6/30/98
                                                        Shares       Amount       Shares       Amount
                                                  ---------------------------------------------------
Receipts for shares sold
         Class A                                         7,974    $ 106,058        4,256    $  58,239
------------------------------------------------------------------------------------------------------
         Class B                                            61          806          206        2,740
------------------------------------------------------------------------------------------------------
         Class C                                           145        1,952          426        5,503
------------------------------------------------------------------------------------------------------
         Other Classes                                   3,601       48,478        5,531       72,498
------------------------------------------------------------------------------------------------------
Issued as reinvestment of distributions
         Class A                                             1           15            2           25
------------------------------------------------------------------------------------------------------
         Class B                                             2           25            7           77
------------------------------------------------------------------------------------------------------
         Class C                                             5           66           16          183
------------------------------------------------------------------------------------------------------
         Other Classes                                     120        1,576          375        4,340
------------------------------------------------------------------------------------------------------
Cost of shares redeemed
         Class A                                        (7,943)    (106,529)      (4,208)     (58,269)
------------------------------------------------------------------------------------------------------
         Class B                                           (73)        (957)         (94)      (1,269)
------------------------------------------------------------------------------------------------------
         Class C                                          (164)      (2,178)        (186)      (2,383)
------------------------------------------------------------------------------------------------------
         Other Classes                                  (4,040)     (56,202)      (4,281)     (57,045)
------------------------------------------------------------------------------------------------------
Net increase resulting from Fund share transactions       (311)   $  (6,890)       2,050    $  24,639
======================================================================================================
                                                                  International Fund
                                                   ---------------------------------------------------
                                                   Six Months Ended 12/31/98        Year Ended 6/30/98
                                                         Shares       Amount       Shares       Amount
                                                   ---------------------------------------------------
Receipts for shares sold
         Class A                                         20,634    $ 256,676       21,036    $ 283,880
-------------------------------------------------------------------------------------------------------
         Class B                                          1,562       17,966          593        7,431
-------------------------------------------------------------------------------------------------------
         Class C                                         18,869      224,194       21,197      268,540
-------------------------------------------------------------------------------------------------------
         Other Classes                                    1,019       10,776            0            0
-------------------------------------------------------------------------------------------------------
Issued as reinvestment of distributions
         Class A                                             64          724           99        1,179
-------------------------------------------------------------------------------------------------------
         Class B                                             68          715           57          643
-------------------------------------------------------------------------------------------------------
         Class C                                            912        9,581          973       10,909
-------------------------------------------------------------------------------------------------------
         Other Classes                                       18          196            0            0
-------------------------------------------------------------------------------------------------------
Cost of shares redeemed
         Class A                                        (20,841)    (262,238)     (21,545)    (292,362)
-------------------------------------------------------------------------------------------------------
         Class B                                         (1,532)     (17,767)        (625)      (7,860)
-------------------------------------------------------------------------------------------------------
         Class C                                        (19,643)    (235,582)     (24,720)    (314,820)
-------------------------------------------------------------------------------------------------------
         Other Classes                                      (25)        (285)           0            0
-------------------------------------------------------------------------------------------------------
Net increase resulting from Fund share transactions       1,105    $   4,956       (2,935)   $ (42,460)
=======================================================================================================

December 31, 1998 (Unaudited)

                                                                   Emerging Markets Fund
                                                  -----------------------------------------------------
                                                   Six Months Ended 12/31/98        Year Ended 6/30/98
                                                         Shares       Amount       Shares       Amount
                                                  -----------------------------------------------------
Receipts for shares sold

         Class A                                            189    $   1,654          187    $   2,177
-------------------------------------------------------------------------------------------------------
         Class B                                              9           71           57          694
-------------------------------------------------------------------------------------------------------
         Class C                                             18          153          117        1,394
-------------------------------------------------------------------------------------------------------
         Other Classes                                    1,600       13,332        2,087       24,872
-------------------------------------------------------------------------------------------------------

Issued as reinvestment of distributions

         Class A                                              0            1            0            0
-------------------------------------------------------------------------------------------------------
         Class B                                              0            0            0            0
-------------------------------------------------------------------------------------------------------
         Class C                                              0            0            0            0
-------------------------------------------------------------------------------------------------------
         Other Classes                                       10           84            0            0
-------------------------------------------------------------------------------------------------------
Cost of shares redeemed

         Class A                                           (182)      (1,593)        (160)      (1,874)
-------------------------------------------------------------------------------------------------------
         Class B                                            (19)        (158)         (41)        (460)
-------------------------------------------------------------------------------------------------------
         Class C                                            (49)        (427)        (132)      (1,562)
-------------------------------------------------------------------------------------------------------
         Other Classes                                   (1,875)     (15,496)      (3,358)     (39,213)
-------------------------------------------------------------------------------------------------------
Net increase resulting from Fund share transactions        (299)   $  (2,379)      (1,243)   $ (13,972)
=======================================================================================================

                                                                           Innovation Fund
                                                    -----------------------------------------------------
                                                     Six Months Ended 12/31/98        Year Ended 6/30/98
                                                           Shares       Amount       Shares       Amount
                                                    -----------------------------------------------------
Receipts for shares sold
         Class A                                            9,113    $ 222,675       17,255    $ 353,943
---------------------------------------------------------------------------------------------------------
         Class B                                            1,820       45,635          945       18,925
---------------------------------------------------------------------------------------------------------
         Class C                                            4,397      108,044        4,460       89,214
---------------------------------------------------------------------------------------------------------
         Other Classes                                        190        4,967            6          124
---------------------------------------------------------------------------------------------------------

Issued as reinvestment of distributions

         Class A                                              166        4,536          174        3,237
---------------------------------------------------------------------------------------------------------
         Class B                                              193        5,124          190        3,439
---------------------------------------------------------------------------------------------------------
         Class C                                              465       12,328          566       10,261
---------------------------------------------------------------------------------------------------------
         Other Classes                                          5          142            0            0
---------------------------------------------------------------------------------------------------------

Cost of shares redeemed

         Class A                                           (8,187)    (196,989)     (17,121)    (351,255)
---------------------------------------------------------------------------------------------------------
         Class B                                             (443)     (10,210)        (708)     (13,734)
---------------------------------------------------------------------------------------------------------
         Class C                                           (2,861)     (68,457)      (5,262)    (103,423)
---------------------------------------------------------------------------------------------------------
         Other Classes                                        (29)        (707)           0            0
---------------------------------------------------------------------------------------------------------
Net increase resulting from Fund share transactions         4,829    $ 127,088          505    $  10,731
---------------------------------------------------------------------------------------------------------

                                                                    Precious Metals Fund
                                                  -----------------------------------------------------
                                                   Six Months Ended 12/31/98        Year Ended 6/30/98
                                                         Shares       Amount       Shares       Amount
                                                  -----------------------------------------------------
Receipts for shares sold
         Class A                                         18,868    $ 103,978       54,468    $ 371,343
-------------------------------------------------------------------------------------------------------
         Class B                                            478        2,565        1,291        8,049
-------------------------------------------------------------------------------------------------------
         Class C                                         15,504       80,347       20,195      124,855
-------------------------------------------------------------------------------------------------------
         Other Classes                                        0            0            0            0
-------------------------------------------------------------------------------------------------------

Issued as reinvestment of distributions

         Class A                                              9           46            0            0
-------------------------------------------------------------------------------------------------------
         Class B                                             20           95            0            0
-------------------------------------------------------------------------------------------------------
         Class C                                             76          363            0            0
-------------------------------------------------------------------------------------------------------
         Other Classes                                        0            0            0            0
-------------------------------------------------------------------------------------------------------

Cost of shares redeemed

         Class A                                        (19,087)    (106,091)     (54,039)    (370,208)
-------------------------------------------------------------------------------------------------------
         Class B                                           (472)      (2,552)      (1,019)      (6,475)
-------------------------------------------------------------------------------------------------------
         Class C                                        (15,892)     (82,627)     (19,787)    (124,238)
-------------------------------------------------------------------------------------------------------
         Other Classes                                        0            0            0            0
-------------------------------------------------------------------------------------------------------
Net increase resulting from Fund share transactions        (496)   $  (3,876)       1,109    $   3,326
=======================================================================================================

                                                                       Balanced Fund
                                                 -----------------------------------------------------
                                                  Six Months Ended 12/31/98        Year Ended 6/30/98
                                                        Shares       Amount       Shares       Amount
                                                 -----------------------------------------------------
Receipts for shares sold
         Class A                                           295    $   3,439          830    $  10,035
------------------------------------------------------------------------------------------------------
         Class B                                           342        3,936          688        8,086
------------------------------------------------------------------------------------------------------
         Class C                                           372        4,235          671        7,888
------------------------------------------------------------------------------------------------------
         Other Classes                                     158        1,822          504        5,975
------------------------------------------------------------------------------------------------------

Issued as reinvestment of distributions

         Class A                                            80          835           53          602
------------------------------------------------------------------------------------------------------
         Class B                                           141        1,453           26          302
------------------------------------------------------------------------------------------------------
         Class C                                           150        1,547           32          367
------------------------------------------------------------------------------------------------------
         Other Classes                                     525        5,495          567        6,512
------------------------------------------------------------------------------------------------------

Cost of shares redeemed

         Class A                                          (304)      (3,426)        (124)      (1,454)
------------------------------------------------------------------------------------------------------
         Class B                                           (99)      (1,136)         (69)        (827)
------------------------------------------------------------------------------------------------------
         Class C                                          (109)      (1,225)         (82)        (943)
------------------------------------------------------------------------------------------------------
         Other Classes                                    (518)      (5,948)      (3,066)     (36,139)
------------------------------------------------------------------------------------------------------
Net increase resulting from Fund share transactions      1,033    $  11,027           30    $     404
======================================================================================================

PIMCO Funds: Access to the highest standard


PIMCO Funds offers unique access to the investment expertise of PIMCO Advisors L.P. PIMCO manages approximately $244 billion, including assets for 46 of the 100 largest U.S. corporations. The firm's institutional heritage is reflected in the PIMCO Funds, each seeking the highest caliber performance in a specific investment style.


Manager                  PIMCO Advisors L.P., 800 Newport Center Drive,
                         Newport Beach, CA 92660

Distributor              PIMCO Funds Distributors LLC, 2187 Atlantic Street,
                         Stamford, CT 06902

Custodian                Investors Fiduciary Trust Company, 801 Pennsylvania,
                         Kansas City, MO 64105

Shareholder              First Data Investor Services Group, Inc.,
Servicing Agent and      P.O. Box 9688, Providence, RI  02940-9688
Transfer Agent

Independent              PricewaterhouseCoopers LLP, 1055 Broadway,
Accountant               Kansas City, MO, 64105

Legal Counsel            Ropes & Gray, One International Place,
                         Boston, MA 02110

For Account              For PIMCO Funds account information contact your
Information              financial advisor, or if you receive account statements
                         directly from PIMCO Funds, you can also call 1-800-426-
                         0107. Telephone representatives are available Monday-
                         Friday 8:30 am to 8:00 pm Eastern Time.

Smithtown, NY
Permit NO. 700

This is a copy of a report by PIMCO Funds to its shareholders. Distribution of this report to persons other than shareholders of the Trust is authorized only when accompanied by the Trust's Prospectus. This report does not offer for sale or solicit orders to buy any securities.

This material is authorized for use only when preceded or accompanied by a current PIMCO Funds prospectus, which describes in greater detail the investment policies, management fees and other matters of interest to prospective investors. Please read the prospectus carefully before you invest or send money.

                                                                      PZ005.1/99

                     P  I  M  C  O
                             Funds


PIMCO Funds
Distributors LLC

2187 Atlantic Street
Stamford, CT 06902